PURCHASE, SALE AND OPTION AGREEMENT

This Purchase, Sale and Option Agreement (this “Agreement”) is entered into as of August 12, 2013, by and between USG Properties Bakken I, LLC, a Delaware limited liability company (“Seller”), and American Eagle Energy Corporation, a Nevada corporation (“Buyer”). Seller and Buyer are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” NextEra Energy Gas Producing LLC, a Delaware limited liability company (“NextEra”) joins in this Agreement for the purposes set forth in Section 12(c).

WHEREAS, Seller and Buyer each own undivided interests in and to the Assets (as defined below) and Seller has agreed to (i) sell a portion of its interests in the Assets to Buyer and (ii) grant to Buyer an option (the “Option”) to purchase another equal portion of Seller’s remaining interest in the Assets upon the terms and conditions set forth herein.

WHEREAS, contemporaneously with the execution of this Agreement Seller and Buyer are also entering into a Carry Agreement (the “Carry Agreement”) and a Farmout Agreement (the “Farmout Agreement”) pursuant to which Seller will be paying Buyer’s share of the costs of the wells drilled pursuant to such agreements (which share will increase as and if the closings under this Agreement occur) and thereby earn, in some cases for a limited term, portions of Buyer’s interests in such wells and the revenues therefrom.

NOW THEREFORE, in consideration of the mutual covenants, representations, warranties, conditions and agreements contained in this Agreement and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

1.	The Property. Buyer agrees to purchase, and Seller agree to sell, convey and assign, the undivided interests specified in the Stipulation (as defined below) in and to the Assets (such interests, the “Property”), subject to the terms and conditions of this Agreement:

A.	The oil, gas and mineral leases described in Exhibit A, Parts I, II and III and any and all other leases owned by Seller covering any of the below-referenced units or fields (the “Leases”), insofar as they cover the lands described in Exhibit A, which lands are located in Divide County, North Dakota (the “Lands”), together with all rights, privileges and obligations appurtenant thereto;

B.	All oil, gas and condensate wells (whether producing, not producing or abandoned), and all water source, water injection and other injection and disposal wells and systems located on the Leases or the Lands, or used in connection therewith, including without limitation those described in Exhibit A (collectively the “Wells”), together with all equipment, facilities, and fixtures located on or used in developing or operating the Leases, the Lands, or the Wells, or producing, storing, treating or transporting oil, gas, water, or other products or byproducts, including pipelines, flow lines, gathering systems, tank batteries, improvements, fixtures, inventory, movables and immovables now existing in connection with the Leases, the Lands or the Wells. (collectively the “Lease Property and Equipment”);

C.	To the extent assignable or transferable, all permits, licenses, easements, rights-of-way, servitudes, surface leases, surface use agreements, and similar rights and interests applicable to or used in operating the Leases, the Lands, the Wells, or the Lease Property and Equipment (collectively the “Permits and Easements”);

D.	To the extent assignable or transferable, all contracts and contractual rights, obligations and interests, insofar as they relate to the Leases, the Lands, the Wells, the Lease Property and Equipment, or the Permits and Easements (the “Related Contracts”); and

E.	To the extent assignable or transferable, all other tangibles, miscellaneous interests and other assets on or used in connection with the Leases, the Lands, the Wells, the Lease Property and Equipment, or the Permits and Easements (collectively the “Miscellaneous Personal Property”), including records, files, and other data that relate to the Leases, the Lands, the Wells, the Lease Property and Equipment, the Permits and Easements, or the Related Contracts, and lease, land and well files, production records, title opinions, contract, regulatory and environmental files, and geological and geophysical information (collectively the “Property Records” and together with the Leases, Wells, Lease Property and Equipment, Permits and Easements, Related Contracts and Miscellaneous Property the “Assets”).

The Property shall not include (i) any Leases, Wells, Lease Property and Equipment, Permits and Easements, Related Contracts and Miscellaneous Property that are not transferred to Buyer at Closing including, but not limited to, those reflected on Exhibit A-1 (“Excluded Assets”), (ii) any taxes, tax refunds or tax carry-forward amounts attributable to the Property prior to the Effective Date or to Seller’s businesses generally, (iii) all personal property of Seller not included within the definition of Assets, or (iv) all of Seller’s proprietary computer software, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property.

2.	Purchase Price.

A.	The purchase price for the Property (the “Purchase Price”), to be paid by Buyer to Seller is $47,000,000, subject to adjustment as provided in Sections 3 and 9 below (as so adjusted, the “Adjusted Purchase Price”) and payable as provided in Section 2B. The Purchase Price shall be allocated among the respective Properties (and as so allocated per Property, the “Allocated Value”) and as to type of asset as set forth in Schedule 2A attached hereto. Buyer and Seller agree to use such allocations in all tax and related filings with respect to the transactions contemplated hereby.

B.	The Adjusted Purchase Price shall be paid to Seller by Buyer at Closing by wire transfer or other immediately available funds.

3.	Purchase Price Adjustments.

The Purchase Price will be adjusted as follows to reflect the allocation of expenses and revenues attributable to the Property as of the Effective Time such that Seller shall bear all expenses and receive all the proceeds related to the Property before the Effective Time and Buyer shall bear all expenses and receive all the proceeds related to the Property after the Effective Time, provided, however, that for the purposes of this Section 3 only the Property shall not include the Carry Wells and Farmout Wells as such terms are defined in the Carry Agreement and Farmout Agreement, and the costs and expenses associated with such wells. No less than five business days before Closing, Buyer will submit for Seller’s review and approval a preliminary settlement statement identifying estimates of all such adjustments.

A.	The Purchase Price will be adjusted upward by: (i) all proceeds attributable to the operation of the Property not yet received by Seller to the extent they are attributable to times before the Effective Time including proceeds for volumes of hydrocarbons stored at the Effective Time in stock tanks, pipelines or other storage; (ii) all operating and capital expenses including any prepaid expenses, rentals, cash calls, and advances for expenses not yet incurred and actually paid by Seller with respect to the operation of the Property after the Effective Time (and including any capital expenses relating to times prior to the Effective Time if such expenses have not as of the date of this Agreement already been billed to Seller) and, (iii) any property taxes and excise, severance and other taxes attributable to the Property or on or measured by the production therefrom (collectively “Production Taxes”) paid by Seller, to the extent relating to times on and after the Effective Time, based upon the assessment rates for the most recent calendar year or other time period then available.

B.	The Purchase Price will be adjusted downward by: (i) all proceeds attributable to the operation of the Property received by Seller to the extent they are attributable to times after the Effective Time including proceeds for volumes of hydrocarbons stored in stock tanks, pipelines or other storage ; and (ii) any Production Taxes paid by Buyer, to the extent relating to times prior to the Effective Time, based upon the assessment rates for the most recent calendar year or other time period then available; and, any other decreases in the Purchase Price pursuant to Section 9 below.

Within 90 days after Closing, Buyer will provide a final settlement statement for Seller’s review and approval containing a final calculation of the adjustments to the Purchase Price. If Seller does not submit a notice of disagreement with respect to such adjustments within 30 days after receipt thereof, such adjustments shall become final and binding. If Buyer submits a notice of disagreement with respect to such adjustments within such 30 day period, the parties shall negotiate in good faith to resolve such disagreement as soon as possible. If the Adjusted Purchase Price is greater than the Purchase Price, then Buyer shall pay the amount by which the Adjusted Purchase Price exceeds the Purchase Price to Seller. If the Purchase Price is greater than the Adjusted Purchase Price, then Seller shall pay the amount by which the Purchase Price exceeds the Adjusted Purchase Price to Buyer. Such payment shall be made within 10 days after the parties agree upon the Adjusted Purchase Price by wire transfer of immediately available funds. Notwithstanding the foregoing, if either party receives revenues that belong to the other party based on an Effective Time allocation, the receiving party will promptly remit those revenues to the other party, and if either party pays an expense that is the responsibility of the other party based on the Effective Time allocation described above, the party on whose behalf the expenses were paid agrees to promptly reimburse the other party. Without limiting the foregoing, Seller shall file all returns and pay all Production Taxes relating to times prior to the Effective Time.

4.	Effective Time. The “Effective Time” shall mean 12:01 a.m. local time in Divide County, North Dakota, on June 1, 2013. If the Closing does not occur on the first day of a calendar month, costs and expenses for that month shall be allocated as if the revenues and expenses for that calendar month were produced or incurred on an equal daily basis for that calendar month.

5.	Reciprocal Representations, Warranties and Covenants. Buyer and Seller each represents and warrants to the other that, as to itself, the following statements are true and accurate as of the date hereof through the Closing Date:

A.	It is duly organized and in good standing under the laws of its state of incorporation or organization, is (or, as of the date of Closing hereunder, will be) duly qualified to carry on its business in the State of North Dakota, and has all the requisite power and authority to enter into and perform this Agreement.

B.	This Agreement has, and all other documents it is to execute and deliver on or before the Closing Date have been (or will be) duly executed by its authorized representatives, constitute its valid and legally binding obligations, and subject to applicable law, are enforceable against it in accordance with their respective terms. Except as would not result in a material adverse effect on the Property taken as a whole, execution, delivery, and performance of this Agreement and such documents does not conflict with or violate any agreement or instrument to which it is a party or by which it is bound, or any law, rule, regulation, ordinance, judgment, decree or order to which it or the Property is subject.

C.	There is no action, suit, proceeding, claim or investigation pending or, to the best of its knowledge, threatened, against it that seeks to restrain or prohibit, or to obtain damages from it, with respect to this Agreement or the consummation of all or part of the transaction contemplated by this Agreement.

D.	It has not incurred any obligation for brokers’, finders’ or similar fees for which the other party would be liable.

E.	Prior to Closing, it will give the other party prompt written notice of any matter materially affecting the accuracy of any of its representations or warranties under this Agreement.

6.	Seller’s Representations, Warranties and Covenants. Seller represents and warrants to Buyer that the following statements are true and accurate, as of the date hereof through the Closing Date:

A.	Except for burdens that have been taken into account in determining the Working Interests (as defined below) and Net Revenue Interests (as defined below) included in the Property and for liens, encumbrances and other burdens that will be released contemporaneously with the Closing, the Property is free and clear of all mortgages, deeds of trust, liens, and other encumbrances created by, through or under Seller and Seller has made no dispositions or elections or taken any other action that would increase its share of costs to greater than the Working Interest or decrease its net share of production to less than the Net Revenue Interest set forth on Exhibit A. To Seller’s knowledge, there are no preferential rights, consents to assignment or other restrictions on alienation of the Property, except as heretofore disclosed in writing by Seller to Buyer. For the avoidance of doubt, any representation or warranty qualified to the “knowledge of Seller” or “to Seller’s knowledge” or with any similar knowledge qualification is limited to matters within the actual knowledge of Seller.

B.	Except as previously disclosed by Seller to Buyer, to Seller’s knowledge there is no demand or lawsuit, nor any compliance order, notice of probable violation or other private or governmental action, pending or, to the best of Seller’s knowledge, threatened against Seller of which Seller has knowledge, that would result in an impairment or loss of title to any part of the Property, or impairment of the value thereof, or would hinder or impede the operation or transfer of the Property.

C.	Except as required by applicable law or the Related Contracts, Seller will not commence or consent to commencement of, or elect to participate in, any operation to drill any new well on the Leases or the Lands or to frac, re-complete, deepen, rework, plug back, plug and abandon, or conduct other significant operations with respect to any Well without the prior written consent of Buyer, not to be unreasonably withheld.

D.	From the date hereof through Closing, Seller will pay when due all undisputed expenses coming due and payable in connection with the Property. Without the prior written consent of Buyer, which shall not be unreasonably withheld, and except as required by applicable law or Related Contracts, Seller will not do any of the following with respect to the Property, except to the extent resulting from the actions of the operator of the Property: (i) enter into any new agreements or commitments that can reasonably be expected to result in aggregate payments by Seller of more than $50,000 during the current or any subsequent fiscal year that cannot be terminated by Seller on not greater than 60 days’ notice; (ii) incur any liabilities other than in the ordinary course of business for normal operating expenses; (iii) release, surrender, modify or terminate all or any portion of the Leases or the Related Contracts; or (iv) encumber, sell or otherwise dispose of any of the Property other than hydrocarbons sold in the ordinary course of business.

E.	All taxes, assessments and other governmental charges payable with respect to the Property that are based on or measured by actual ownership of the Property that have become due and payable before the Effective Time have been properly paid in a timely manner.

F.	From the date hereof through Closing, Seller will immediately notify Buyer of any material change in the condition of the Property of which Seller is aware, including, without limitation, any casualty loss.

G.	Promptly after the execution and delivery of this Agreement, Seller will give written notice to Buyer of any condition or occurrence of which Seller has actual knowledge relating to any or all of the Property that could constitute an Environmental Issue (as defined below). Seller shall have the right, up to the day prior to the Closing, to supplement its original notice by giving one or more additional written notices to Buyer, if Seller later becomes aware of any additional conditions or occurrences of the type referred to above. Any and all notices given by Seller to Buyer under this Section 6.G shall be herein referred to, collectively, as the “Environmental Disclosure.”

H.	EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN HEREIN, IN THE CERTIFICATE OF SELLER TO BE DELIVERED AT CLOSING OR IN THE CONVEYANCES TO BE DELIVERED BY SELLER TO BUYER HEREUNDER, THERE ARE NO REPRESENTATIONS AND WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, BY SELLER AS TO THE PROPERTY OR PROSPECTS THEREOF AND BUYER HAS NOT RELIED UPON ANY ORAL OR WRITTEN INFORMATION PROVIDED BY SELLER.

I.	Seller will use its best efforts to obtain the management approval described in Section 11 A (iii) no later than August 16, 2013

7.	Buyer’s Representations, Warranties and Covenants. Buyer represents and warrants to Seller that the following statements are true and accurate, as of the date hereof and the Closing Date:

A.	Buyer is acquiring the Property for investment purposes only and not with a view toward resale or distribution thereof in violation of applicable securities laws. Buyer acknowledges that it can bear the economic risk of its investment in the Property, Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Property, and Buyer is sophisticated in the evaluation, purchase, ownership and operation of oil and gas properties. Buyer is an “accredited investor” as such term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). Buyer understands that none of the Property will have been registered pursuant to the Securities Act or any applicable state securities laws, that the Property will be characterized as “restricted securities” under federal securities laws, and that the Property may not be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom.

B.	Buyer hereby acknowledges and affirms that (i) it has completed its own independent investigation, analysis, and evaluation of the Property, (ii) it has made all such reviews and inspections of the Leases, Lands and Wells, their results of operation, their condition (financial or otherwise), and as to their prospects as it has deemed necessary or appropriate and (iii) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer has relied solely on the representations and warranties set forth in this Agreement and its own independent investigation, analysis and evaluation.

C.	There are no actions, suits or proceedings pending, or to Buyer’s knowledge, threatened in writing, before any local, state or federal governmental body or arbitrator against Buyer which are reasonably likely to impair materially Buyer’s ability to perform its obligations under this Agreement or any document required to be executed and delivered by Buyer at Closing.

D.	Buyer is, or as of the Closing will be, qualified under applicable laws to own the Property and has, or as of the Closing will have, complied with all necessary bonding requirements of local, state or federal governmental Bodies required for Buyer’s ownership or operation of the Property.

8.	Due Diligence. From the date hereof through Closing, Seller will allow Buyer full access to the Related Contracts and the Property Records. Buyer may photocopy records at its sole expense and shall keep confidential all information made available to it until the Closing. In the event that the purchase/sale of the Property as contemplated by this Agreement does not close, Buyer shall at its expense promptly return to Seller all original information and certify that it has destroyed and retained no copies of all other information it obtained from Seller.

9.	Notice of Defect.

9.1	For the purposes of this Agreement: (a) references to a “Title Defect” shall be deemed to refer to any lien, encumbrance or other defect that causes Seller to be entitled to receive a Net Revenue Interest with respect to a Lease or Well less than the “Net Revenue Interest” set forth in Exhibit A for such Lease or Well, or that causes Seller to be obligated to bear a Working Interest with respect to a Lease or Well greater than the “Working Interest” set forth in Exhibit A for such Lease or Well, except for any such excess Working Interest accompanied by a proportionate increase in the Net Revenue Interest for such Lease or Well, and (b) references to an “Environmental Issue” shall be deemed to refer to any condition of the Leases, Lands, Wells or Lease Property and Equipment that could reasonably be expected, under any applicable environmental or other law, either to require remediation efforts or to expose the owner of the Property to liability for any fine, penalty or other monetary obligation that exceeds $100,000. If Buyer becomes aware prior to Closing of any Title Defect or Environmental Issue that a reasonably prudent operator would deem to materially impact value of the Properties or operations and not incurred in the normal course of business, as such, require curative action prior to Closing, Buyer shall promptly notify Seller in writing of such Title Defect or Environmental Issue but in no event later than the Claim Date referenced below, and Buyer and Seller shall attempt to reach a good faith agreement on curative action, Purchase Price adjustment, indemnification or other appropriate steps. To be asserted as a valid claim, any defect asserted pursuant to this section (other than a lien or encumbrance arising by through or under Seller) must exceed an individual defect threshold of $1,000,000 per spacing unit (“Individual Defect Threshold”).

To assert a claim of Title Defect or Environmental Issue, Buyer must deliver a claim notice of such Title defect or Environmental Issue (“Claim Notice”) on or before ten business days prior to Closing (such cut-off date being the “Claim Date”)). To be effective, the Claim Notice shall be in writing and shall include (i) a description of the alleged issue that is reasonably sufficient for Seller to determine the basis of the alleged issue, (ii) the Lease or Well adversely affected by the issue (each a “Defect Property”), (iii) the Allocated Value of each Defect Property, (iv) all documents upon which Buyer relies for its assertion of a defect, including, at a minimum, supporting documents reasonably necessary for Seller (as well as any title attorney, examiner, consultant or other representative hired or retained by Seller) to verify the existence of the alleged defect and (v) the amount by which Buyer reasonably believes the allocated value of each Defect Property is reduced by the alleged defect and the computations and information upon which Buyer’s belief is based, including any analysis by any title attorney, examiner, consultant or representative hired or retained by Buyer. Any claim not made by the Claim Date shall be deemed waived by Buyer.

9.2 Seller have the right, but not the obligation, to attempt, at its sole cost, to cure or remove on or before Closing any asserted defects each exceeding the Individual Defect Threshold for which Seller has timely received a Claim Notice as set forth below. In the event Seller is unable to cure any such defect prior to Closing and such defect is not waived by Buyer then Seller may elect to either (i) reduce the Purchase Price by the Title Defect Amount (as defined below) and proceed with Closing or (ii) retain the defective Property and reduce the Purchase Price by the Allocated Value of such Property and proceed to Closing, provided, however, that if the Purchase Price is reduced pursuant to this sentence by more than 10% either Party may terminate this Agreement.

The “Title Defect Amount” resulting from a Title Defect shall be the amount by which the Allocated Value of the affected Defect Property is reduced as a result of the existence of such Title Defect and shall be determined in accordance with the following methodology, terms and conditions:

A.	If Buyer and Seller agree on the Title Defect Amount, then that amount shall be the Title Defect Amount;

B.	If the Title Defect is an encumbrance that is undisputed and liquidated in amount, then the Title Defect Amount shall be the amount necessary to be paid to remove such Title Defect from the Defect Property;

C.	If the Title Defect represents a discrepancy between (i) the actual Net Revenue Interest for any Defect Property and (ii) the Net Revenue Interest stated herein, and the actual Working Interest for such Defect Property is less than the Working Interest stated herein in the same proportion as the reduction in the net Revenue Interest, then the Title Defect Amount shall be the product of (y) the Allocated Value of such Defect Property multiplied by (z) 1 minus a fraction, the numerator of which is the actual Net Revenue Interest and the denominator of which is the Net Revenue Interest stated herein;

D.	If the Title Defect represents an obligation or encumbrance upon or other defect in title to the Defect Property of a type not described above, the Title Defect Amount shall be determined by taking into account the Allocated Value of the Defect Property, the portion of the Defect Property affected by the Title Defect, the legal effect of the Title Defect, the potential economic effect of the Title Defect over the life of the Defect Property, the values placed upon the Title Defect by Buyer and Seller, proportionate reduction to the working interest share corresponding to the Working Interest in the Defect Property as set forth on Exhibit A and such other reasonable factors as are necessary to make a proper evaluation; provided, if such Title Defect is reasonably capable of being cured, the Title Defect Amount shall not be greater than the reasonable cost and expense of curing such Title Defect;

E.	The Title Defect Amount with respect to a Defect Property shall be determined without duplication of any costs or losses included in another Title Defect Amount hereunder; and

F.	Notwithstanding anything to the contrary in this Section 9.2, the aggregate Title Defect Amounts attributable to the effects of all Title Defects upon any Defect Property shall not exceed the Allocated Value of such Title Defect Property.

9.3 Seller and Buyer shall attempt in good faith to agree on all Title Defects and Title Defect Amounts. If Seller and Buyer are unable to agree by Closing then subject to the right to terminate, if applicable under Section 9.2, the parties shall proceed with Closing using the alternative chosen by Seller under Section 9.2 and the Title Defect Amounts in dispute shall be exclusively and finally resolved pursuant to this Section 9.3. There shall be a single arbitrator, who shall be a title attorney (the “Title Arbitrator”) with at least ten years’ experience in oil and gas titles involving properties in the regional area in which the Defect Properties are located, as selected by mutual agreement of Buyer and Seller within 15 days after the Closing, and absent such agreement, by the International Institute for Conflict Prevention and Resolution (“CPR”). The arbitration proceeding shall be held in Denver, Colorado, in accordance with the rules of the CPR to the extent such rules do not conflict with the terms of this Section 9. The Title Arbitrator’s determination shall be made within 20 days after submission of the matters in dispute and shall be binding on and non-appealable by the Parties. In making his/her determination, the Title Arbitrator shall be bound by the rules set forth in Section 9 and, subject to the foregoing, may consider such other matters as in the opinion of the Title Arbitrator are necessary to make a proper determination. The Title Arbitrator, however, may not award the Buyer a greater Title Defect Amount with respect to a Defect Property than the Title Defect Amount claimed by Buyer in its applicable Claim Notice. The Title Arbitrator shall act as an expert for the limited purpose of determining the specific disputed Title Defect, Defect Properties and Title Defect Amounts submitted by either Party and may not award damages, interest or penalties to either Party with respect to any other matter. Seller and Buyer shall each bear its own legal fees and other costs and expenses of presenting its case. The fees and expenses associated with the Title Arbitrator shall be borne equally by the Parties. After giving effect to any Purchase Price adjustments already made with respect to a Defect Property then within ten days after the Title Arbitrator delivers written notice to Buyer and Seller of the award with respect to a Title Defect Amount, (a) Buyer shall pay to Seller the amount, if any, so awarded by the Title Arbitrator to Seller and (b) Seller shall pay to Buyer the amount, if any, so awarded by the Title Arbitrator to Buyer.

Except for any special warranty that may be provided for under this Agreement, Seller makes no warranty or representation, express, implied, statutory or otherwise, with respect to Seller’s title to any of the Property.

9.4 For purposes of this Agreement, “Working Interest” shall mean, with respect to a Lease or Well, the percentage interest in such Lease or Well that is burdened with the obligation to bear and pay costs and expenses of maintenance, development and operations in connection with such Lease or Well, without regard to royalties, overriding royalties, net profits interests or other similar burdens.

For purposes of this Agreement, “Net Revenue Interest” shall mean, with respect to a Lease or Well, the interest in and to all hydrocarbons produced, saved, and sold from or allocated to such Lease or Well, after giving effect to all royalties, overriding royalties, production payments, carried interests, net profits interests, reversionary interests, and other burdens upon, measured by, or payable out of production therefrom.

10.	Closing. The actions and events described in Section 12 below are the “Closing” of this transaction, which shall be held on at 1:00 p.m. local time on September 30, 2013 or at such earlier date and time as to which Buyer and Seller may hereafter mutually agree in writing. Closing will be held at Buyer’s office located at 2549 W. Main Street, Suite202, Littleton, Colorado 80120, or at such other place as the parties may mutually agree. All events of Closing shall be deemed to have occurred simultaneously, and each shall be a condition precedent to the others. The date of the Closing determined pursuant to this Section 10 shall herein be referred to as the “Closing Date.”

11.	Conditions to Closing.

A.	Seller’s obligation to close the transactions described in this Agreement is subject to the fulfillment or satisfaction as of Closing of the following conditions (it being understood that any one or more of the following conditions may be waived by Seller in a writing signed on behalf of Seller):

(i)	The representations and warranties of Buyer in this Agreement shall be true and correct in all material respects, and Buyer shall have performed and complied with all covenants made by Buyer in this Agreement that are required to be performed on or before Closing.

(ii)	No suit or other proceeding instituted by a person or entity other than Buyer or Seller shall be pending or threatened before any court or governmental agency seeking to restrain, prohibit, or declare illegal, or seeking substantial damages in connection with, the transaction that is the subject of this Agreement.

(iii)	Seller shall have received management approval of the transactions contemplated by this Agreement.

B.	Buyer’s obligation to close the transactions described in this Agreement is subject to the fulfillment or satisfaction as of Closing of the following conditions (it being understood that any one or more of the following conditions may be waived by Buyer in a writing signed on behalf or Buyer):

(i)	The representations and warranties of Seller in this Agreement shall be true and correct in all material respects, and Seller shall have performed and complied with all covenants made by Seller in this Agreement that are required to be performed on or before Closing.

(ii)	No suit or other proceeding instituted by a person or entity other than Buyer or Seller shall be pending or threatened before any court or governmental agency seeking to restrain, prohibit, or declare illegal, or seeking substantial damages in connection with, the transaction that is the subject of this Agreement.

(iii)	Buyer shall have obtained financing of at least the amount of the Adjusted Purchase Price on terms acceptable to Buyer.

12.	Events of Closing. At Closing, the following events shall occur, the term “delivery” to include all appropriate executions and acknowledgments:

A.	Buyer and Seller will deliver the preliminary settlement statement, showing adjustments to the Purchase Price. At least five business days prior to Closing, Buyer shall have prepared and delivered to Seller a schedule setting forth the details for any adjustments to the Purchase Price and the Parties shall have until Closing to reach an agreement with respect to such adjustments. If an agreement cannot be reach prior to Closing, Buyer’s preliminary settlement statement shall be used pending adjustment under Sections 9 and 23.

B.	Buyer will deliver the Adjusted Purchase Price by wire transfer in immediately available funds to the account of Seller, as provided in account and wire transfer instructions designated in writing by Seller at least 3 business days prior to Closing.

C.	Seller, NextEra and Buyer will deliver to each other one or more counterparts of the Stipulation and Cross-Conveyance (the “Stipulation”) in the form attached as Exhibit B and, if the Property includes State or Federal leases, the appropriate state or federal forms required for filing in the applicable State or Federal records.

D.	Seller will deliver to Buyer all other instruments necessary or advisable to transfer the rights, obligations and interests in applicable Related Contracts and other Property, including all third-party waivers, consents, approvals and permits, provided that Buyer has utilized its commercially reasonable efforts in actively assisting Seller in obtaining such transfer rights including third-party waivers, consents, approvals and permits.

E.	Buyer and Seller will each deliver to the other any additional assignments, bills of sale, deeds or instruments necessary to transfer the Property to Buyer or to otherwise effect and support the transaction contemplated in this Agreement.

F.	Buyer and Seller will each deliver to the other, a statement that, to the best of its knowledge, all of its representations are true in all material respects as of the Closing.

13.	Post-Closing Obligations and Other Agreements.

A.	After the Closing, Buyer will have access, during normal business hours and upon reasonable prior notice, to the Property Records at Seller’s offices. Buyer shall have the right, at Buyer’s sole cost, risk and expense, to copy any or all of such Property Records.

B.	Within 15 days after Closing, Buyer will, at Buyer’s cost, record all assignments and all other instruments that must be recorded to effect the transfer of the Property and file for approval with any state, local or federal government agencies required to effect the transfer of the Property.

C.	The representations, warranties, and related covenants and agreements made in this Agreement or any certificate, agreement or document delivered at the Closing shall survive the Closing for a period of 18 months after the Closing Date.

D.	Each party will be responsible for its own state and federal income taxes, if any, relating to this transaction. Buyer will be responsible for any transfer, sales or similar taxes levied on the transfer of the Property to Buyer. After the Effective Time, each Party shall: (a) reasonably assist the other in preparing any tax returns with respect to any tax incurred or imposed, or required to be filed, in connection with the transactions contemplated by this Agreement, and in qualifying for any exemption or reduction in tax that may be available, (b) reasonably cooperate in preparing for any audits or examinations by, or disputes with, taxing authorities regarding any tax incurred or imposed in connection with the transactions contemplated by this Agreement, (c) make available to the other, and to any taxing authority as reasonably requested, any information, records, and documents relating to a tax incurred or imposed in connection with the transactions contemplated by this Agreement; provided however, no Party shall be required to provide to the other Party any information, records or documents subject to attorney-client privilege or any information, records or documents related to income taxes; and (d) provide timely notice to the other in writing of any pending or threatened tax audit, examination, or assessment that could reasonably be expected to affect the other’s tax liability under applicable law or this Agreement, and to promptly furnish the other with copies of all correspondence with respect to any such tax audit, examination, or assessment.

E.	Effective as of the Closing, Buyer assumes and agrees to fully perform a share of Seller’s express or implied covenants under the Leases and other Property, with such share being proportionate to the undivided interests of Seller being sold to Buyer pursuant to this Agreement; provided, however, Buyer shall not assume any obligations or liabilities to the extent they are (i) costs allocated to Seller under this Agreement, or (ii) attributable to the gross negligence or willful misconduct of Seller in connection with the Properties (collectively, the “Seller Retained Liabilities”).

F.	Effective as of the Closing, Seller shall defend, indemnify and hold harmless Buyer and its shareholders, directors, officers, managers, employees, agents and representatives (collectively, “Buyer Indemnified Parties”) from and against any and all claims, causes of actions, payments, charges, judgments, assessments, liabilities, losses, damages, penalties, fines, costs and expenses, including any attorneys’ fees and legal or other expenses incurred in connection therewith and including liabilities, costs, losses and damages for personal injury or death or property damage (all of the foregoing collectively known as “Liabilities”), arising from, based upon, related to or associated with:

(a)	any breach by Seller of its representations, warranties or covenants contained in this Agreement; or

(b)	the ownership or operation of the Property before the Effective Time.

G.	Effective as of the Closing, Buyer shall defend, indemnify and hold harmless Seller and its members, directors, officers, employees, agents and representatives (collectively, “Seller Indemnified Parties”) from and against any and all any and all Liabilities arising from, based upon, related to or associated with:

(a)	any breach by Buyer of its representations, warranties or covenants contained in this Agreement; or

(b)	the ownership or operation of the Property after the Effective Time except to the extent that a Liability arising after the Effective Time is attributable to the ownership of the property before the Effective Time.

H.	All disputes arising from or relating to this Agreement shall be adjudicated in the federal and state courts sitting in Denver, Colorado, and each party hereby consents to such courts’ jurisdiction and to such venue.

I.	Buyer and Seller agree to execute and deliver from time to time such further instruments and do such other acts as may be reasonably requested to effectuate the purposes of this Agreement.

J.	NO PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT ENTERED INTO OR OTHERWISE RELATED TO THIS TRANSACTION FOR EXEMPLARY, SPECIAL, PUNITIVE, INDIRECT, REMOTE, SPECULATIVE, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS, OPPORTUNITY COSTS, OR DAMAGES BASED UPON MULTIPLES OF EARNINGS), WHETHER IN TORT (INCLUDING NEGLIGENCE OR GROSS NEGLIGENCE), STRICT LIABILITY, BY CONTRACT OR STATUTE, AND WHETHER FORESEEABLE OR UNFORESEEABLE.

K.	Notwithstanding anything to the contrary contained in this Agreement, indemnification pursuant to this Section 13 is the Parties’ exclusive remedy against each other with respect to breaches of the representations and warranties of the Parties contained in this Agreement.

L.	EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

14.	Disclaimers.

A.	EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN SECTION 5 (AS TO SELLER), SECTION 6 OR THE SPECIAL WARRANTIES OF TITLE CONTAINED IN THE ASSIGNMENTS PER SECTION 12, (I) SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS, STATUTORY OR IMPLIED AND (II) SELLER EXPRESSLY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO BUYER OR ANY OF ITS AFFILIATES, EMPLOYEES, AGENTS, CONSULTANTS OR REPRESENTATIVES (INCLUDING ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO BUYER BY ANY OF SELLER’S REPRESENTATIVES, INCLUDING WITH RESPECT TO ANY SEISMIC DATA AND INFORMATION).

B.	EXCEPT AS EXPRESSLY SET FORTH IN SECTION 5 (AS TO SELLER), SECTION 6 OR THE SPECIAL WARRANTIES OF TITLE CONTAINED IN THE ASSIGNMENTS PER SECTION 12, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (I) TITLE TO ANY OF THE PROPERTIES, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY ENGINEERING, GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, INCLUDING THE SEISMIC DATA AND INFORMATION, RELATING TO THE PROPERTY, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE PROPERTY, (IV) ANY ESTIMATES OF THE VALUE OF THE PROPERTY OR FUTURE REVENUES GENERATED BY THE PROPERTY, (V) THE PRODUCTION OF HYDROCARBONS FROM THE PROPERTY, (VI) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE PROPERTY, (VII) THE CONTENT, CHARACTER OR NATURE OF ANY INFORMATION, MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY SELLER OR THIRD PARTIES WITH RESPECT TO THE PROPERTY, (VIII) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE TO BUYER OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (IX) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN SECTION 5 (AS TO SELLER) AND SECTION 6, SELLER FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, OF MERCHANTABILITY, FREEDOM FROM LATENT VICES OR DEFECTS, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY PROPERTIES, RIGHTS OF A PURCHASER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT BUYER SHALL BE DEEMED TO BE OBTAINING THE PROPERTY IN ITS PRESENT STATUS, CONDITION, AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS OR DEFECTS (KNOWN OR UNKNOWN, LATENT, DISCOVERABLE OR UNDISCOVERABLE), AND THAT BUYER HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS OF THE PROPERTY AS BUYER DEEMS APPROPRIATE.

C.	OTHER THAN THOSE REPRESENTATIONS SET FORTH IN SECTION 6.G, SELLER HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT OR ANY OTHER ENVIRONMENTAL CONDITION OF THE PROPERTIES, AND NOTHING IN THIS AGREEMENT OR OTHERWISE SHALL BE CONSTRUED AS SUCH A REPRESENTATION OR WARRANTY, AND BUYER SHALL BE DEEMED TO BE TAKING THE PROPERTY “AS IS” AND “WHERE IS” WITH ALL FAULTS FOR PURPOSES OF ITS ENVIRONMENTAL CONDITION AND THAT BUYER HAS MADE OR CAUSED TO BE MADE SUCH ENVIRONMENTAL INSPECTIONS AS BUYER DEEMS APPROPRIATE.

D.	SELLER AND BUYER AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS SECTION 14 ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSE OF ANY APPLICABLE LAW.

15.	Notices. All notices under this Agreement must be in writing and may be given by personal delivery, facsimile or electronic transmission, U.S. Mail (postage prepaid), or commercial delivery service, and will be deemed duly given when received by the party charged with such notice and addressed as follows:

If to Seller:	USG Properties Bakken I, LLC
601 Travis Street, Suite 1900
Houston, Texas 77002
Attention: Michael Jessop
Facsimile: (713) 751-0375
Email: michael.jessop@nee.com

If to Buyer:	American Eagle Energy Corporation
2549 W. Main Street, Suite 202
Littleton, Colorado 80120
Attention: Steve Dille
Facsimile: 303 798 5767
Email: stevedille@amzgcorp.com

16.	Entire Agreement and Amendment. This Agreement constitutes the entire understanding between the Parties, replacing and superseding all prior negotiations, discussions, arrangements, agreements and understandings between the Parties regarding the subject transaction and subject matter hereof. This Agreement can be supplemented, amended or revoked only in writing, signed by the parties.

17.	Assignment; Binding Effect; Public Announcement; Confidentiality. Prior to the Closing Date, neither party may assign its rights or obligations under this Agreement without the prior written consent of the other, which consent may not be unreasonably withheld or delayed; provided that no consent shall be required for Buyer to assign its rights to any subsidiary, affiliate or other entity so long as Buyer remains liable to Seller for the payment and performance of any and all of Buyer’s obligations hereunder. If Buyer sells, transfers or assigns all or a portion of its rights hereunder, in addition to Buyer remaining liable to Seller for the payment and performance of any and all related obligations as set forth above, Buyer shall require its successors and assigns to expressly assume its obligations under this Agreement, to the extent related or applicable to the Property or portion thereof acquired by them, and Seller shall be considered a third party beneficiary under any such assumption. This Agreement shall be binding upon the parties hereto and their permitted successors and assigns.

Neither Seller nor Buyer shall make any press release or other public announcement regarding the existence of this Agreement, the contents hereof or the transactions contemplated hereby without the prior written consent of the other Party; provided, however, that the foregoing shall not restrict disclosures to the extent (i) necessary for a Party to perform this Agreement (including disclosure to governmental bodies or third parties holding preferential rights to purchase, rights of consent or other rights that may be applicable to the transaction contemplated by this Agreement, as reasonably necessary to provide notices, seek waivers, amendments or termination of such rights, or seek such consents), (ii) required (upon advice of counsel) by applicable securities or other laws or regulations or the applicable rules of any stock exchange having jurisdiction over the Parties or their respective affiliates or (iii) such Party has given the other Party a reasonable opportunity to review such disclosure prior to its release and no objection is raised; and provided, further, that, in the case of clauses (i) and (ii), each Party shall use its reasonable efforts to consult with the other Party regarding the contents of any such release or announcement prior to making such release or announcement.

Notwithstanding anything in this section to the contrary, the Parties shall keep all information and data relating to this Agreement, and the transactions contemplated hereby, strictly confidential except for disclosures to authorized agents, lenders and/or representatives of the Parties and any disclosures required to perform this Agreement; provided, however, that the foregoing shall not restrict disclosures that are required (upon advice of counsel) by applicable securities or other laws or regulations or the applicable rules of any stock exchange having jurisdiction over the Parties or their respective affiliates; and provided, further, that prior to making any such disclosures to such representatives, agents or holders of preferential rights to purchase, the Party disclosing such information shall obtain an undertaking of confidentiality from each such party.

18.	Interpretation. This Agreement shall be considered for all purposes to have been jointly prepared by the Parties, and shall not be construed against any one party (nor shall any inference or presumption be made) on the basis of who drafted this Agreement or any other event of the negotiation, drafting or execution of this Agreement. The omission of provisions of this Agreement from the assignment documents described in Section 12 is not a conflict or inconsistency with this Agreement and will not effect a merger of the omitted provisions. To the fullest extent permitted by law, all provisions of this Agreement are hereby incorporated into such assignment documents by reference. Headings and titles in this Agreement are for convenience only and shall have no significance in interpreting this Agreement. The plural shall be deemed to include the singular, and vice versa. The word “including” shall be construed not as a limitation, but as the phrase “including, but not limited to.”

19.	Severability. If any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable, that provision will be deemed modified to the extent necessary to make it valid and enforceable, and if it cannot be so modified, it shall be deemed deleted and the remainder of the Agreement shall continue and remain in full force and effect.

20.	Governing Law. This Agreement shall be governed, construed and enforced in accordance with the laws of Colorado without regard to conflicts of law, except that the stipulation and conveyance in the forms of Exhibit B and D shall be construed under the laws of North Dakota.

21.	Exhibits and Schedules. The Exhibits and Schedules attached to this Agreement are incorporated into and made a part of this Agreement.

22.	Waiver and Amendment. No provision of this Agreement may be waived except by written instrument executed by the party charged with such waiver. Except as otherwise expressly provided, the failure of any party to require performance of any provision hereof shall not affect such party’s right to enforce the same. Waiver by a party of a provision in this Agreement in one or more instances shall not be deemed to be or construed as a further or continuing waiver of such provision. This Agreement may be amended or modified only by an agreement in writing executed by the Parties and expressly identified as an amendment or modification.

23.	Dispute Resolution.

(a)     Unless otherwise specified in this Agreement, all disputes of any nature arising under this Agreement between the Parties, (other than disputes related to asserted title defects or environmental issues), (a "Dispute"), must be resolved in accordance with this Section 23, through the use of binding arbitration administered by a panel of three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"), as supplemented to the extent necessary to determine any procedural appeal questions by the Federal Arbitration Act (Title 9 of the United States Code).

(b)     In the event of a Dispute, the Parties shall use their reasonable efforts to resolve such Dispute through negotiations between (i) senior executives of the applicable Parties, or (ii) delegated project managers of the applicable Parties with authority to resolve the applicable Dispute.

(c)     If, after 30 days following commencement of negotiations by initial notice of a Party of intent to negotiate a Dispute in accordance with Section 23(b), the Parties have been unable to resolve the applicable Dispute through such negotiation in good faith on behalf of each Party, arbitration of a Dispute may be initiated by a Party (a "Claimant") serving written notice on the AAA and the other Party ("Respondent") that the Claimant has referred the Dispute to binding arbitration. Claimant's notice initiating binding arbitration must describe in reasonable detail the nature of the Dispute and the facts and circumstances relating thereto and identify the arbitrator Claimant has appointed. Respondent shall respond to Claimant within 30 days after receipt of Claimant's notice, identifying the arbitrator Respondent has appointed. All arbitrators must be neutral parties who have never been officers, directors or employees of the Parties or any of their affiliates, and who have not performed any work for either of the Parties or its affiliates. Arbitrators must have not less than seven years of experience as a lawyer in the energy industry with experience in exploration and production issues. The two arbitrators so chosen shall select a third arbitrator within 30 days after the second arbitrator has been appointed. If either the Respondent fails to name its Party appointed arbitrator within the time permitted, or if the two arbitrators are unable to agree on a third arbitrator within 30 days from the date the second arbitrator has been appointed, then the missing arbitrator(s) shall be selected by the AAA from its Large, Complex Commercial Case Panel or the Center for Public Resources Panel of Distinguished Neutrals, giving due regard to the selection criteria set forth above. The AAA shall select the missing arbitrator(s) not later than 90 days from initiation of arbitration.

(d)     The hearing shall be conducted in Denver, Colorado.

(e)     The arbitrators may not grant or award indirect, consequential, punitive or exemplary damages.

(f)     In any action under this Agreement, the arbitration and court costs and attorneys' fees of the Parties shall be borne in the manner determined by the arbitrators.

24. Option. In consideration of Buyer’s purchase of the Property and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Seller, Seller hereby grants to Buyer the Option, which shall entitle Buyer to purchase undivided interests in and to the Assets (such interests being the “Second Property”) in an amount equal to the undivided interests constituting the Property being sold and transferred pursuant to the other terms of this Agreement. The Option may be exercised at any time on or before 180 days after the first Closing under this Agreement by Borrower providing to Seller with 20 days advance written notice (the “Exercise Notice”). Other than the time and place of the closing under the Option, which time and place shall be specified in the Option Notice, and the action specified below with respect to the Replacement Operating Agreement (as defined below), the other terms and conditions of the purchase and sale of the Second Property shall be identical to the terms and conditions of the purchase and sale of the Property (specifically including a Purchase Price of $47,000,000 and an Effective Time of June 1, 2013) provided that (i) the respective representations of the Parties shall be updated to be made as of the date of the closing of the Second Property and (ii) in lieu of delivering the Stipulation Seller shall deliver to Buyer one or more counterparts of the Assignment, Bill of Sale and Conveyance in the form attached hereto as Exhibit D. At the time of the closing under the Option Buyer and Seller will each deliver counterparts of a joint operating agreement in the form of the agreement attached hereto as Exhibit C (the “Replacement Operating Agreement”) that will amend and replace in their entirety A.A.P.L. Form 610 -1989 Model Form Operating Agreement dated May 1, 2011 and A.A.P.L. Form 610 -1989 Model Form Operating Agreement November 1, 2011 (together, the “Current Joint Operating Agreements, which have previously been in effect and covering the Property. Seller and Buyer agree that, upon payment by Buyer at the Closing under this Agreement with respect to the Property, Buyer will have satisfied an undivided 50% of its obligations under the Original Carry Agreement dated April 19, 2012 and as amended by First Amendment to Carry Agreement dated as of July 15, 2012, and if Buyer exercises the Option and purchases the Second Property, Buyer’s obligations under the Original Carry Agreement will have been completely satisfied. For the avoidance of doubt, the obligations shall be adjusted as set forth in Exhibit E.

25. Execution. This Agreement may be executed in counterparts, each of which will constitute an original and all of which will constitute one document. This Agreement may be executed and delivered by either or both of the parties by facsimile transmission or email of a PDF version (with confirmation of transmission) of a signed counterpart of the signature page hereof to the other at the applicable facsimile number or email address shown in Section 15 above. After execution and delivery by facsimile or electronic transmission or email, the parties agree to follow up with two originally executed counterparts and signature pages so that each party will have a counterpart with original signature pages from both parties.

IN CONFIRMATION OF THE ABOVE, Buyer and Seller execute this Agreement as of the date first stated above, and the representatives executing on behalf of Buyer and Seller each attests to his or her authorization by such execution.

SELLER:		BUYER:

USG Properties Bakken I, LLC		AMERICAN EAGLE ENERGY CORPORATION

By:	/s/ Lawrence A. Wall, Jr.	By:	/s/ Brad Colby
	Lawrence A. Wall, Jr., President		Brad Colby, President

EXHIBIT “A”

LEASES AND WELLS

LEASE	PROSPECT CODE	LESSOR	LESSEE	County	State	LEASE DATE	RECORDING INFORMATION	DESCRIPTION
LSE-00005	SP-01	AGRIBANK, FCB	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	6/19/2008	DOCUMENT NO.: 241058 BOOK: 259M; PAGE: 461	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SW4

LSE-00026	WS-02	BETTY A. ALBERT AND FORD ALBERT, WIFE AND HUSBAND	JAMES P. DESJARLAIS	DIVIDE	NORTH DAKOTA	8/25/2008	DOCUMENT NO.: 242917 BOOK: 264M; PAGE: 649

INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:
TOWNSHIP 161 NORTH - RANGE 101 WEST
SECTION 1: LOTS 3 (40.25), 4 (40.35), S2NW4
SECTION 3: NW4SW4
SECTION 4: SW4SW4
SECTION 9: NW4NW4, NE4NE4
SECTION 23: N2NW4
TOWNSHIP 162 NORTH - RANGE 101 WEST
SECTION 19: LOTS 3 (38.25), 4 (38.35), E2SW4
TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 26: N2NW4

LSE-00027	WS-03	LORIE ANN HAUGEN-ALFELD, FKA LORI ANN HAUGEN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO: 267437 BOOK: 342M; PAGE: 376

TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19: LOTS 2, 3, 4, S2NE4, SE4NW4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1, NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-00029	SP-01	DUANE ALLISON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO.: 238683 BOOK: 253M; PAGE: 136	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 19: LOTS 1, 2, E2NW4, EXCEPT 10.32 ACRE RR ROW

LSE-00030	SP-01	DUANE ALLISON, A SINGLE MAN	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	11/26/2007	DOCUMENT NO.: 238817 BOOK: 253M; PAGE: 341	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 24: NE4 EXCEPT RR ROW

LSE-00037	SP-01	CURTIS ASLESON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	11/20/2007	DOCUMENT NO.: 239247 BOOK: 254M; PAGE: 378	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 24: SE4

LSE-00038	SP-01	DENNIS ASLESON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO.: 238682 BOOK: 253M; PAGE: 134	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 19: LOTS 1, 2, E2NW4, EXCEPT 10.32 ACRE RR ROW

LSE-00039	SP-01	DONALD ASLESON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO.: 238771 BOOK: 253M; PAGE: 281	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 19: LOTS 1, 2, E2NW4, EXCEPT 10.32 ACRE RR ROW

LSE-00040	SP-01	LEIGH C. ASLESON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	11/20/2007	DOCUMENT NO.: 239248 BOOK: 254M; PAGE: 380	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 24: SE4

LSE-00041	SP-01	MAYNARD ASLESON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO.: 238681 BOOK: 253M; PAGE: 132	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 19: LOTS 1, 2, E2NW4, EXCEPT 10.32 ACRE RR ROW

LSE-00042	SP-01	ROBERT ASLESON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO.: 238604 BOOK: 253M; PAGE: 9	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 19: LOTS 1, 2, E2NW4, EXCEPT 10.32 ACRE RR ROW

LSE-00043	SP-01	RYAN J. ASLESON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	11/20/2007	DOCUMENT NO.: 239246 BOOK: 254M; PAGE: 376	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 24: SE4

LSE-00044	SP-01	SONIA ASLESON, A MARRIED WOMAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	11/20/2007	DOCUMENT NO.: 239249 BOOK: 254M; PAGE: 382	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 24: SE4

LSE-00047	WS-IN	MAVIS BALE, AKA MAVIS L. BALE, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/27/2012; eff: 8/10/2013	DOCUMENT NO.: 265874 BOOK: 337M; PAGE: 438	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 35: S2SW4

LSE-00050	WS-IN	GLENNY C. BERVIK, AKA GLENNY BERVIK, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/20/2008	DOCUMENT NO.: 243045 BOOK: 265M; PAGE: 105	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 30: LOTS 2 (35.85), 3 (35.91), 4 (35.97), SE4NW4, E2SW4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 24: NW4

LSE-00053	WS-03	PEGGY L. BOWMAN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO: 367320 BOOK: 342M; PAGE: 70	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19: LOTS 2, 3, 4, S2NE4, SE4NE4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1, NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-00055	WS-IN	RHONDA BRAMBLE, AKA RHODA L. BRAMBLE, A SINGLE WOMAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/10/2008	DOCUMENT NO.: 241822 BOOK: 261M; PAGE: 621	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 35: S2SW4

LSE-00057	WS-IN	ALISHA E. BROTHERS, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/5/2012; eff: 6/3/2013	DOCUMENT NO.: 265360 BOOK: 335; PAGE: 653	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: SE4

LSE-00059	WS-IN	JACKIE M. BROWN, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/24/2008	DOCUMENT NO.: 242636 BOOK: 263M; PAGE: 691	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00060	SP-01	BYRON N. CARTER, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/18/2008	DOCUMENT NO.: 242410 BOOK: 263M; PAGE: 215	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 5: S2NW4 SECTION 9: W2NW4

LSE-00061	WS-IN	TRACY CHRISTENSEN, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/24/2008	DOCUMENT NO.: 242635 BOOK: 263M; PAGE: 688	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00062	WS-02;	REGGIE L. CHRISTIAN, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/30/2008	DOCUMENT NO.: 242408 BOOK: 263M; PAGE: 211	TOWNSHIP 161 NORTH - RANGE 102 WEST SECTION 5: LOTS 1 (40.18), 2 (40.12), S2NE4 TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 33: SW4

LSE-00063	WS-IN	PAMELA CRONE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/24/2008	DOCUMENT NO.: 242633 BOOK: 263M; PAGE: 682	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00064	WS-02

MARVIN L. DAHL AND TERESA F. DAHL, TRUSTEES UNDER THE PROVISIONS OF A TRUST AGREEMENT DATED THE 29TH OF APRIL, 2004 BETWEEN MARVIN L. DAHL AND TERESA F. DAHL, TRUSTORS AND MARVIN L. DAHL AND TERESA F. DAHL, TRUSTEES

			ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/11/2008	DOCUMENT NO.: 242956 BOOK: 264M; PAGE: 749	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 33: NW4 SECTION 34: N2N2

LSE-00065	WS-IN	RUBY J. DECKER AND LEON DECKER, HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265363 BOOK: 335M; PAGE: 659	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00067	SP-01	MATILDA DRAWBOND, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	10/8/2012; eff: 6/16/2013	DOCUMENT NO.: 267318 BOOK: 342M; PAGE: 60	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 3: LOTS 1 (40.49), 2 (40.43), 3 (40.37), 4 (40.31), S2N2

LSE-00071	WS-IN	DANNY EKNESS AND JULIE EKNESS, HUSBAND AND WIFE	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	6/27/2012; eff: 7/30/2013	DOCUMENT NO.: 265631 BOOK: 336M; PAGE: 580	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 6: LOTS 1 (39.72), 2 (39.81), S2NE4, SE4

LSE-00072	WS-IN	MURRAY D. EKNESS AND ILEAH EKNESS	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	6/27/2012; eff: 7/30/2013	DOCUMENT NO.: 265622 BOOK: 336M; PAGE: 562	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 6: LOTS 1 (39.72), 2 (39.81), S2NE4, SE4

LSE-00073	WS-IN	BRIAN J. ELM, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/27/2008	DOCUMENT NO.: 241825 BOOK: 261M; PAGE: 627	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 7: E2SW4, SE4 SECTION 8: SW4SW4 TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 12: SW4 SECTION 13: N2 SECTION 14: E2NE4

LSE-00077	WS-IN	SHARON FORINASH, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/27/2012; eff: 8/7/2013	DOCUMENT NO.: 265986 BOOK: 338M; PAGE: 63	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 12: W2, SE4

LSE-00078	WS-IN	SHARON FORINASH, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/11/2008	DOCUMENT NO.: 242138 BOOK: 262M; PAGE: 414	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 3 (34.85), 4 (34.93), E2SW4
SECTION 17: N2NW4, S2SW4, E2
SECTION 18: NE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 13: NE4
SECTION 24: SW4

LSE-00079	WS-IN	FREUND & FAMILY LIMITED PARTNERSHIP L.L.L.P., AN ARIZONA LLP	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/22/2008	DOCUMENT NO.: 242643 BOOK: 263M; PAGE: 711	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 14: NW4, N2SW4 SECTION 26: N2SE4

LSE-00080	WS-IN	PAULINE J. FREUND, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/5/2008	DOCUMENT NO.: 242646 BOOK: 263M; PAGE: 717	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4 SECTION 27: NE4

LSE-00082	WS-IN	ADRIENNE GIBSON, A SINGLE WOMAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/24/2008	DOCUMENT NO.: 243043 BOOK: 265M; PAGE: 100	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00085	WS-IN	JOSEPH T. GOLONKA AND RITA E. GOLONKA, HUSBAND AND WIFE	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/27/2008	DOCUMENT NO.: 241984 BOOK: 262M; PAGE: 167	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 6: SE4

LSE-00087	WS-IN	MARTHA M. GORDON, TRUSTEE OF THE GORDON FAMILY TRUST DATED JUNE 10, 1997	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265365 BOOK: 335M; PAGE: 663	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00088	SP-01	MABEL GRANRUD, A WIDOW, BY LYLE G. WINDFALDET, GUARDIAN/CONSERVATOR	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO: 238684 BOOK: 253M; PAGE: 138	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 164 NORTH - RANGE 99 WEST SECTION 25: LOTS 1(38.75), 2 (38.84), 3 (38.94)

LSE-00093	WS-02; WS-03;	CLINTON HAMMER, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/30/2008	DOCUMENT NO.: 242135 BOOK: 262M; PAGE: 406	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 3: LOTS 3 (40.29), 4 (40.31), S2NW4
SECTION 4: SW4NW4, NW4SW4
SECTION 5:  LOTS 1 (40.12), 2 (40.02), 3 (39.94), 4 (39.84) S2N2
SECTION 6: LOT 1 (39.82), SE4NE4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 32: NW4SW4
SECTION 33: SE4

LSE-00104	WS-03	AGNES CUEVAS HARSBARGER, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/29/2012	DOCUMENT NO: 265629 BOOK: 336M; PAGE: 576	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NE4

LSE-00105	WS-IN	DIANE HARSHBARGER, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265367 BOOK: 335M; PAGE: 667	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NE4

LSE-00106	WS-IN	DORIS HARSHBARGER, INDIVIDUALLY AND AS PERSONAL REPRESENTATIVE OF THE ESTATE OF DAVID H. HARSHBARGER, DECEASED	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265364 BOOK: 335M; PAGE: 661	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00107	WS-IN	EARL HARSHBARGER AND RUTH HARSHBARGER, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265623 BOOK: 336M; PAGE: 564	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00108	WS-IN	ELLIS HARSHBARGER AND DAWN HARSHBARGER, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265362 BOOK: 335M; PAGE: 657	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00109	WS-IN	GLORIA L. HARSHBARGER, A WIDOW, AS LAWFUL SUCCESSOR OF WILLIAM LEE HARSHBARGER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/29/2012	DOCUMENT NO.: 265652 BOOK: 336M; PAGE: 622	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NE4

LSE-00110	WS-IN	IVAN HARSHBARGER AND KARLA HARSHBARGER, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265366 BOOK: 335M; PAGE: 665	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00111	WS-IN	LARRY D. HARSHBARGER AND ROSELLA HARSHBARGER, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265627 BOOK: 336M; PAGE: 572	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00112	WS-03	LEWIS W. HARSHBARGER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO: 265372 BOOK: 335M; PAGE: 677	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NE4

LSE-00114	WS-03	RALPH HARSHBARGER AND EVELYN, HARSHBARGER, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/12/2012	DOCUMENT NO.: 265374 BOOK: 335M; PAGE: 681	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NE4

LSE-00121	WS-03	KIM JAY HAUGEN AND SHARON HAUGEN, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO: 267438 BOOK: 342M; PAGE: 382	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19:  LOTS 2 (35.54), 3 (35.62), 4 (35.72), S2NE4, SE4NW4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1 (35.79), NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-00125	WS-03	VERN HAUGEN, AKA VERN W HAUGEN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO: 267045 BOOK: 341M; PAGE: 150	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19:  LOTS 2 (35.54), 3 (35.62), 4 (35.72), S2NE4, SE4NW4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1 (35.79), NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-00126	SP-01	MARGARET HAWKINSON, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/18/2008	DOCUMENT NO.: 241260 BOOK: 260M; PAGE: 83	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 34: SW4

LSE-00127	SP-01	WM J. HAWKINSON, AKA WILLIAM J. HAWKINSON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/23/2008	DOCUMENT NO.: 241259 BOOK: 260M; PAGE: 81	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 34: SW4

LSE-00128	WS-IN	HAROLD SCOTT HAYS, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/20/2008	DOCUMENT NO.: 241974 BOOK: 262M; PAGE: 141	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NE4

LSE-00131	WS-IN	DONALD HERMAN, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	10/3/2008	DOCUMENT NO.: 242626 BOOK: 263M; PAGE: 661	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6: LOT 4 (36.26)
SECTION 7: NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 1 (39.94), 2 (39.82), SW4NE4, S2
SECTION 11: N2
SECTION 12: NW4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 33: SW4, S2NE4
SECTION 34: S2NW4

LSE-00132	WS-IN	GERALD HERMAN, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	10/3/2008	DOCUMENT NO.: 242399 BOOK: 263M; PAGE: 187	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6: LOT 4 (36.26)
SECTION 7: NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 1 (39.94), 2 (39.82), SW4NE4, S2
SECTION 11: N2
SECTION 12: NW4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 33: SW4, S2NE4
SECTION 34: S2NW4

LSE-00133	WS-IN	JAMES L. HERMAN, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	10/3/2008	DOCUMENT NO.: 242625 BOOK: 263M; PAGE: 658	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6: LOT 4 (36.26)
SECTION 7: NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 1 (39.94), 2 (39.82), SW4NE4, SE4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 33: SW4, S2NE4
SECTION 34: S2NW4

LSE-00134	WS-IN	RICHARD A. HERMAN, A MARRIED MAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	10/3/2008	DOCUMENT NO.: 242627 BOOK: 263M; PAGE: 664	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6: LOT 4 (36.26)
SECTION 7: NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 1 (39.94), 2 (39.82), SW4NE4, SE4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 33: SW4, S2NE4
SECTION 34: S2NW4

LSE-00135	WS-02; WS-03;	WAYNE A. HERMAN AND ARLETTA J. HERMAN, HUSBAND AND WIFE	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/10/2012; eff: 7/30/2013	DOCUMENT NO.: 268359 BOOK: 345M; PAGE: 304	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 3: NW4SW4
SECTION 4: LOTS 1 (40.30), 2 (40.26), 3 (40.22), 4 (40.18), SE4NW4, S2NE4, NE4SW4, N2SE4
SECTION 6: LOT 4 (36.26)
SECTION 7: NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 1 (39.94), 2 (39.82), SW4NE4, SE4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 33: SW4, S2NE4
SECTION 34: S2NW4

LSE-00140	WS-02	ANNA MARIE HUESERS, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/25/2012; eff: 7/29/2013	DOCUMENT NO.: 265655 BOOK: 336M; PAGE: 628	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 25: NE4 SECTION 12: SW4 LYING WEST OF THE SOO LINE RAILROAD ROW

LSE-00145	WS-IN	DORIS JACOBSON, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/30/2012; eff: 8/7/2013	DOCUMENT NO.: 265984 BOOK: 338M; PAGE: 59	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 12: W2, SE4

LSE-00146	WS-IN	DORIS JACOBSON, AKA DORIS JACOBSEN, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/11/2008	DOCUMENT NO.: 242140 BOOK: 262M; PAGE: 420	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 3 (34.85), 4 (34.93), E2SW4
SECTION 17: N2NW4, S2SW4, E2
SECTION 18: NE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 13: NE4
SECTION 24: SW4

LSE-00147	WS-03	DEBRA S. JAMES, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO: 267168 BOOK: 341M; PAGE: 411	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19:  LOTS 2 (35.54), 3 (35.62), 4 (35.72), S2NE4, SE4NW4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1 (35.79), NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-00149	WS-IN	CLINTON N. JENSEN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/30/2008	DOCUMENT NO.: 242411 BOOK: 263M; PAGE: 218	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 25: E2

LSE-00150	WS-03	LOLA MAE JENSEN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO: 267169 BOOK: 341M; PAGE: 416	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19:  LOTS 2 (35.54), 3 (35.62), 4 (35.72), S2NE4, SE4NW4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1 (35.79), NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-00152	WS-03	FAYE LYNN JOHNSON AND RICHARD D. JOHNSON, HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO: 267167 BOOK: 341M; PAGE: 405	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19:  LOTS 2 (35.54), 3 (35.62), 4 (35.72), S2NE4, SE4NW4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1 (35.79), NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-00156	WS-IN	CLAUDE D. KASEMAN AND DONNA KASEMAN, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/2/2012	DOCUMENT NO.: 265634 BOOK: 336M; PAGE: 586	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 15: SW4

LSE-00157	WS-02;	SHERRI R. KEGLEY, A SINGLE WOMAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/30/2008	DOCUMENT NO.: 242409 BOOK: 263M; PAGE: 213	TOWNSHIP 161 NORTH - RANGE 102 WEST SECTION 5: LOTS 1 (40.18), 2 (40.12), S2NE4 TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 33: SW4

LSE-00160	WS-IN	DIANNE L. KRAFT, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	10/1/2008	DOCUMENT NO.: 242634 BOOK: 263M; PAGE: 685	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00161	WS-02	MARLA KULIG	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/18/2008	DOCUMENT NO.: 242644 BOOK: 263M; PAGE: 713	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 25: NW4 SECTION 33: NE4

LSE-00164	SP-01	SCOTT LEGAARD, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO.: 238679 BOOK: 253M; PAGE: 128	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 19: LOTS 1, 2, E2NW4, EXCEPT 10.32 ACRE RR ROW

LSE-00165	SP-01	SPENCER LEGAARD, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO.: 238769 BOOK: 253M; PAGE: 277	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 19: LOTS 1, 2, E2NW4, EXCEPT 10.32 ACRE RR ROW

LSE-00166	SP-01	WANDA LEGAARD, A WIDOW	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO.: 238770 BOOK: 253M; PAGE: 279	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 19: LOTS 1, 2, E2NW4, EXCEPT 10.32 ACRE RR ROW

LSE-00167	WS-IN	ELIZABETH J. LOWE-MOORE, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/27/2012; eff: 8/7/2013	DOCUMENT NO.: 265990 BOOK: 338M; PAGE: 71	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 12: W2, SE4

LSE-00168	WS-IN	ELIZABETH J. LOWE-MOORE, AKA BETH MOORE, AKA ELIZABETH MOORE, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/11/2008	DOCUMENT NO.: 242139 BOOK: 262M; PAGE: 417	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 3 (34.85), 4 (34.93), E2SW4
SECTION 17: N2NW4, S2SW4, E2
SECTION 18: NE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 13: NE4
SECTION 24: SW4

LSE-00169	SP-01	ELAINE K. MAHAN, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO.: 239191 BOOK: 254M; PAGE: 268	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 164 NORTH - RANGE 99 WEST SECTION 25: LOTS 1 (38.75), 2 (38.84), 3 (38.94)

LSE-00170	WS-IN	ALAN MANGEL, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/16/2012; eff: 8/1/2013	DOCUMENT NO.: 265965 BOOK: 338M; PAGE: 17	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 10: LOTS 2 (23.18), 3 (23.22), 4 (23.26) SECTION 11: SW4 SECTION 15: LOTS 1 (23.39), 2 (23.61), 3 (23.83), 4 (24.05), SE4

LSE-00171	WS-IN	CAROL MANGEL, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265966 BOOK: 338M; PAGE: 21	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00172	WS-IN	DARRELL MANGEL, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/16/2012; eff: 8/1/2013	DOCUMENT NO.: 265642 BOOK: 336M; PAGE: 602	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 10: LOTS 2 (23.18), 3 (23.22), 4 (23.26) SECTION 11: SW4 SECTION 15: LOTS 1 (23.39), 2 (23.61), 3 (23.83), 4 (24.05), SE4

LSE-00175	WS-IN	L. DWIGHT MANGEL, AKA DWIGHT MANGEL, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/30/2008	DOCUMENT NO.: 243044 BOOK: 265M; PAGE: 103	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 10: LOTS 2 (23.18), 3 (23.22), 4 (23.26) SECTION 11: SW4 SECTION 15: LOTS 1 (23.39), 2 (23.61), 3 (23.83), 4 (24.05), SE4

LSE-00176	WS-IN	MERLE MANGEL, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/30/2008	DOCUMENT NO.: 242150 BOOK: 262M; PAGE: 446	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 10: LOTS 2 (23.18), 3 (23.22), 4 (23.26) SECTION 11: SW4 SECTION 15: LOTS 1 (23.39), 2 (23.61), 3 (23.83), 4 (24.05), SE4

LSE-00177	WS-IN	GAYLEN MARSH, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/15/2008	DOCUMENT NO.: 242137 BOOK: 262M; PAGE: 412	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 26: NW4

LSE-00178	WS-IN	MARLYS MARSH, FKA MARLYS NORDHAGEN, A SINGLE WOMAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/5/2008	DOCUMENT NO.: 241981 BOOK: 262M; PAGE: 161	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 12: W2, SE4

LSE-00179	WS-IN	MARLYS MARSH, FKA MARLYS NORDHAGEN, A SINGLE WOMAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/11/2008	DOCUMENT NO.: 241980 BOOK: 262M; PAGE: 158	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 3 (34.85), 4 (34.93), E2SW4
SECTION 17: N2NW4, S2SW4, E2
SECTION 18: NE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 13: NE4
SECTION 24: SW4

LSE-00180	WS-02	IRMA V. MARX, AKA IRMA V.E. MARX AND WILLIAM CHARLES MARX, WIFE AND HUSBAND	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/8/2008	DOCUMENT NO.: 242638 BOOK: 263M; PAGE: 697	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 4: S2S2 SECTION 5: S2 SECTION 9: NW4

LSE-00182	WS-IN	PAUL L. MCCULLISS, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/26/2008	DOCUMENT NO.: 241824 BOOK: 261M; PAGE: 625	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 12: W2, SE4

LSE-00183	WS-IN	PAUL L. MCCULLISS, AKA PAUL L. MUCULLIS, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/25/2008	DOCUMENT NO.: 242629 BOOK: 263M; PAGE: 670	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00184	WS-IN	LEONARD DENNIS MEAGHER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 266508 BOOK: 339M; PAGE: 495	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00185	WS-IN	KENNETH MEAGHER AND LORENE MEAGHER, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/23/2012	DOCUMENT NO.: 265640 BOOK: 336M; PAGE: 598	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00186	WS-IN	RICHARD MEAGHER AND CODI MEAGHER, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265638 BOOK: 336M; PAGE: 594	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00187	WS-IN	HUGH MEYER AND CONNIE MEYER, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/6/2012	DOCUMENT NO.: 265873 BOOK: 337M; PAGE: 436	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00188	WS-IN	CALVIN MOORE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/11/2008	DOCUMENT NO.: 242143 BOOK: 262M; PAGE: 429	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 3 (34.85), 4 (34.93), E2SW4
SECTION 17: N2NW4, S2SW4, E2
SECTION 18: NE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 13: NE4
SECTION 24: SW4

LSE-00189	WS-IN	CALVIN MOORE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/19/2008	DOCUMENT NO.: 241848 BOOK: 261M; PAGE: 647	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 12: W2, SE4

LSE-00191	WS-IN	DORAN MOORE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/11/2008	DOCUMENT NO.: 242630 BOOK: 263M; PAGE: 673	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 3 (34.85), 4 (34.93), E2SW4
SECTION 17: N2NW4, S2SW4, E2
SECTION 18: NE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 13: NE4
SECTION 24: SW4

LSE-00193	WS-IN	LLOYD MOORE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/11/2008	DOCUMENT NO.: 241979 BOOK: 262M; PAGE: 155	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 3 (34.85), 4 (34.93), E2SW4
SECTION 17: N2NW4, S2SW4, E2
SECTION 18: NE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 13: NE4
SECTION 24: SW4

LSE-00194	WS-IN	RICHARD MOORE, AKA RICHARD E. MOORE, AKA DICK MOORE, A SINGLE MAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/11/2008	DOCUMENT NO.: 242141 BOOK: 262M; PAGE: 423	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 7: LOTS 3 (34.85), 4 (34.93), E2SW4 SECTION 18: NE4

LSE-00195	WS-02	ROBERT C. MOORE AND MARILYN MOORE, HUSBAND AND WIFE	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/17/2008	DOCUMENT NO.: 242147 BOOK:262M; PAGE: 440	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 6: SE4

LSE-00196	WS-IN	SCOTT MOORE, A SINGLE MAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/15/2008	DOCUMENT NO.: 242400 BOOK: 263M; PAGE: 190	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 3 (34.85), 4 (34.93), E2SW4
SECTION 17: N2NW4, S2SW4, E2
SECTION 18: NE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 13: NE4
SECTION 24: SW4

LSE-00198	SP-01	THE JAMES E. MUZZY LIVING TRUST DATED JUNE 3, 1998	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	6/18/2008	DOCUMENT NO.: 241501 BOOK: 260M; PAGE: 597	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 27: LOT 8 (36.13) SECTION 28: LOTS 1 (38.07), 5 (36.41) SECTION 34: W2NW4, SW4

LSE-00199	SP-01	JERALD E. AND LAVON R. MUZZY, HUSBAND AND WIFE	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	6/18/2008	DOCUMENT NO.: 240897 BOOK: 259M; PAGE: 100	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 27: LOT 8 (36.13) SECTION 28: LOTS 1 (38.07), 5 (36.41) SECTION 34: W2NW4, SW4

LSE-00201	WS-IN	LARRY NELSON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	10/1/2008	DOCUMENT NO.: 242632 BOOK: 263M; PAGE: 679	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00202	WS-IN	MYRNA NELSON, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/30/2008	DOCUMENT NO.: 242149 BOOK: 262M; PAGE: 444	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 10: LOTS 2 (23.18), 3 (23.22), 4 (23.26) SECTION 11: SW4 SECTION 15: LOTS 1 (23.39), 2 (23.61), 3 (23.83), 4 (24.05), SE4

LSE-00205	WS-02;	TRYGYE NORBY, WIDOWER	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/5/2008	DOCUMENT NO.: 242957 BOOK: 264M; PAGE: 751	TOWNSHIP 161 NORTH - RANGE 101 WEST SECTION 5: LOT 4 (39.99) SECTION 6: LOTS 1 (40.00), 2 (40.00) TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 32: W2

LSE-00207	WS-02	COLETTE NYBAKKEN AND JACK NYBAKKEN, WIFE AND HUSBAND	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/18/2008	DOCUMENT NO.: 242645 BOOK: 263M; PAGE: 715	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 25: NW4 SECTION 33: NE4

LSE-00208	WS-IN	ELAINE ONSTAD, FKA ELAINE HIBBERT, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/27/2008	DOCUMENT NO.: 241826 BOOK: 261M; PAGE: 629	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 7: E2SW4, SE4 SECTION 8: SW4SW4 TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 12: SW4 SECTION 13: N2 SECTION 14: E2NE4

LSE-00216	WS-IN	LINDA PASCO AND NED PASCO, HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265373 BOOK: 335M; PAGE: 679	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00217	WS-IN	BEVERLY JEAN PEDERSON, A SINGLE WOMAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/5/2012; eff: 6/8/2013	DOCUMENT NO.: 265369 BOOK: 335M; PAGE: 671	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 28: SW4

LSE-00218	WS-IN	IRENE L. PEDERSON, A SINGLE WOMAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/5/2012; eff: 6/8/2013	DOCUMENT NO.: 265635 BOOK: 336M; PAGE: 588	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 28: SW4

LSE-00219	SP-01	JOYCE WUERTZ, CONSERVATOR FOR THE ESTATE OF ALANA GAYL PERMAN, A PROTECTED PERSON, OF BILLINGS, MONTANA	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	8/14/2007	DOCUMENT NO.: 238061 BOOK: 251M; PAGE: 258	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 1: LOTS 1 (40.05), 2 (40.15), 3 (40.25), 4 (40.35), S2N2

LSE-00220	WS-IN	MYRNA L. PETSCHKE, A SINGLE WOMAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/27/2008	DOCUMENT NO.: 242631 BOOK: 263M; PAGE: 676	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00221	SP-01	BRYAN GEORGE PROCHNICK, SINGLE	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	8/14/2007	DOCUMENT NO.: 238064 BOOK: 251M; PAGE: 267	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 1: LOTS 1 (40.05), 2 (40.15), 3 (40.25), 4 (40.35), S2N2

LSE-00222	SP-01	ROBERT JEFFERY PROCHNICK AND LINDA SUE W. PROCHNICK, HUSBAND AND WIFE, AND AS CO-TRUSTEES OF THE PROCHNICK FAMILY REVOCABLE TRUST, DATED 6/6/02	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	8/14/2007	DOCUMENT NO.: 238062 BOOK: 251M; PAGE: 261	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 1 :LOTS 1 (40.05), 2 (40.15), 3 (40.25), 4 (40.35), S2N2

LSE-00225	WS-IN	MARGARET E. RATCLIFFE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/25/2008	DOCUMENT NO.: 242623 BOOK: 263M; PAGE: 654	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 15: SW4

LSE-00227	WS-IN	DAIVD O. REISTAD, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/3/2012	DOCUMENT NO.: 265625 BOOK: 336M; PAGE: 568	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 9: SW4

LSE-00228	WS-IN	DONALD REISTAD, TRUSTEE OF THE REISTAD FAMILY MINERAL TRUST DATED MAY 7, 2012	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/27/2012	DOCUMENT NO.: 267048 BOOK: 341M; PAGE: 165	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 9: SE4 TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 34: SW4

LSE-00231	SP-01	ELAINE ROSE RUD, A SINGLE WOMAN	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/17/2007	DOCUMENT NO.: 238814 BOOK: 253M; PAGE: 334	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 19: LOTS 3 (36.31), 4 (36.37), E2SW4

LSE-00232	WS-02	ELAINE J. RUST, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	JAMES P. DESJARLAIS	DIVIDE	NORTH DAKOTA	8/28/2008	DOCUMENT NO.: 243023 BOOK: 265M; PAGE: 82	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:
TOWNSHIP 161 NORTH - RANGE 101 WEST
SECTION 1:  LOTS 3 (40.25), 4 (40.35), S2NW4
SECTION 3: NW4SW4
SECTION 4: SW4SW4
SECTION 9: NW4NW4, NE4NE4
SECTION 23: N2NW4
TOWNSHIP 161 NORTH - RANGE 102 WEST
SECTION 1: LOTS 2 (40.02), 3 (40.02), 4 (40.04)
TOWNSHIP 162 NORTH - RANGE 101 WEST
SECTION 19:  LOTS 3 (38.25), 4 (38.35), E2SW4
TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 18: SE4
SECTION 26: N2NW4

LSE-00233	WS-02	ROBERT RUST	JAMES P. DESJARLAIS	DIVIDE	NORTH DAKOTA	8/25/2008	DOCUMENT NO.: 242901 BOOK: 264M; PAGE: 632	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 18: SE4

LSE-00234	WS-02;	MARTIN SABO AND SYLVIA SABO, HUSBAND AND WIFE	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/18/2008	DOCUMENT NO.: 242151 BOOK: 262M; PAGE: 448	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 18: SE4SW4, S2SE4 SECTION 19: LOTS 1 (38.05), 2 (38.15), N2NE4, SW4NE4, E2NW4 SECTION 31: LOTS 2 (38.95), 3 (39.05), 4 (39.15), SE4NW4

LSE-00235	SP-01	MARILYN G. SACKMAN, FKA MARLYN KARST, A MARRIED WOMAN DEALING IN HER SOLE ANS SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/31/2008	DOCUMENT NO.: 241507 BOOK: 260M; PAGE: 613	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2

LSE-00236	SP-01	MARILYN G. SACKMAN, FKA MARILYN KARST, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/11/2008	DOCUMENT NO.: 242403 BOOK: 263M; PAGE: 198	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 5: S2 SECTION 10: N2

LSE-00237	SP-01	LAWRENCE SCHAFFER, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO.: 238680 BOOK: 253M; PAGE: 130	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 19: LOTS 1, 2, E2NW4, EXCEPT 10.32 ACRE RR ROW

LSE-00238	WS-02	ROSEMARY SCHINDLER AND ROLAND SCHINDLER, WIFE AND HUSBAND	JAMES P. DESJARLAIS	DIVIDE	NORTH DAKOTA	8/25/2008	DOCUMENT NO.: 242916 BOOK: 264M; PAGE: 645	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:
TOWNSHIP 161 NORTH - RANGE 101 WEST
SECTION 1:  LOTS 3 (40.25), 4 (40.35), S2NW4
SECTION 3: NW4SW4
SECTION 4: SW4SW4
SECTION 9: NW4NW4, NE4NE4
SECTION 23: N2NW4
TOWNSHIP 161 NORTH - RANGE 102 WEST
SECTION 1: LOTS 2 (40.02), 3 (40.02), 4 (40.04)
TOWNSHIP 162 NORTH - RANGE 101 WEST
SECTION 19:  LOTS 3 (38.25), 4 (38.35), E2SW4
TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 18: SE4
SECTION 26: N2NW4

LSE-00239	WS-IN	BOBETTE SCHREIBER, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO.: 268356 BOOK: 345M; PAGE: 2920	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19:  LOTS 2 (35.54), 3 (35.62), 4 (35.72), S2NE4, SE4NW4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1 (35.79), NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-00240	WS-IN	FERNE SCHULTZ, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/27/2012; eff: 8/8/2013	DOCUMENT NO.: 265987 BOOK: 338M; PAGE: 65	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 12: W2, SE4

LSE-00241	WS-IN	FERNE SCHULTZ, AKA FERNE SCHULTZ, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/11/2008	DOCUMENT NO.: 242142 BOOK: 262M; PAGE: 426	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 3 (34.85), 4 (34.93), E2SW4
SECTION 17: N2NW4, S2SW4, E2
SECTION 18: NE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 13: NE4
SECTION 24: SW4

LSE-00243	SP-01	RENZA DALE SEWELL AND J. LOGAN SEWELL, WIFE AND HUSBAND	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/18/2008	DOCUMENT NO.: 241853 BOOK: 261M; PAGE: 661	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 26: LOTS 7 (35.53), 8 (35.67)
SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)
SECTION 32: SE4
SECTION 34: NE4, E2NW4
SECTION 35: W2

LSE-00248	WS-IN	RODNEY P. SMITH AND ELGENE M. SMITH, HUSBAND AND WIFE	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/17/2012; eff: 7/23/2013	DOCUMENT NO.: 267439 BOOK: 342M; PAGE: 388	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 25: NW4 SECTION 26: NE4

LSE-00290	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-08-00422	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	5/6/2008	DOCUMENT NO.: 261804 BOOK: 325M; PAGE: 50	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 6: S2NE4, LOTS 1 (40.00), 2 (40.00)

LSE-00292	WS-IN	NANCY ANN STEVENS, FKA NANCY ANN MCCORPIN, FKA NANCY ANN NERING, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	6/22/2012; eff: 7/21/2013	DOCUMENT NO.: 265359 BOOK: 335M; PAGE: 651	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 6:  LOTS 3 (39.89), 4 (33.84), 5 (34.11), 6 (34.33), 7 (34.57), SE4NW4, E2SW4
SECTION 7: LOTS 3 (34.85), 4 (34.93), E2SW4, NE4
SECTION 18: LOTS 1 (35.01), 2 (35.13), 3 (35.23), 4 (35.35), E2W2, W2SE4
SECTION 19: LOT 1 (35.44), NE4NW4, N2NE4
SECTION 20: N2
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOTS 1 (40.02), 2 (40.08), S2NE4, SW4NW4  W2SW4
SECTION 12: W2, SE4
SECTION 13: NE4

LSE-00294	WS-IN	CAROLYN STOCKWELL, A SINGLE WOMAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/24/2008	DOCUMENT NO.: 242144 BOOK: 262M; PAGE: 432	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00299	SP-01	BONNIE SVENDSON, AKA BONNIE ISEMINGER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/8/2008	DOCUMENT NO.: 242949 BOOK: 264M; PAGE: 729	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SE4 SECTION 34: SW4

LSE-00300	WS-03	DOROTHY LOY SWARTZ, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO: 267319 BOOK: 342M; PAGE: 65	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19:  LOTS 2 (35.54), 3 (35.62), 4 (35.72), S2NE4, SE4NW4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1 (35.79), NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-00301	WS-IN	ELLEN SYLVIA, AKA ELLYN SYLVIA, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265361 BOOK: 335M; PAGE: 655	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00302	WS-IN	ROCKY R. SYME, A SINGLE MAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/24/2008	DOCUMENT NO.: 242401 BOOK: 263M; PAGE: 193	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00303	SP-01	RICHARD C. TANGEDAL, TRUSTEE OF THE TANGEDAL FAMILY LIVING TRUST, DATED MARCH 18, 1999	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/28/2008	DOCUMENT NO.: 243042 BOOK: 265M; PAGE: 97	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 1: SW4
SECTION 2:  LOTS 1 (40.24), 2 (40.32), 3 (40.40), 4 (40.48), S2N2, SE4 LESS A 1.0 ACRE PARCEL IN THE SW CORNER 16 RODS N/S BY 10 RODS E/W MORE FULLY DESCRIBED IN BOOK 11 DEEDS, PAGE 575
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 31: E2
TOWNSHIP 164 NORTH - RANGE 102 WEST
SECTION 35: SE4

LSE-00304	WS-IN	SHIRLEY B. THOMSEN, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/24/2008	DOCUMENT NO.: 242637 BOOK: 263M; PAGE: 694	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00305	SP-01	SHELLY A. THOMPSON, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/18/2008	DOCUMENT NO.: 243046 BOOK: 265M; PAGE: 108	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 6: LOTS 1 (39.72), 2 (39.80), 3 (39.88), 4 (36.17), 5 (36.20), 6 (36.20), 7 (36.20), S2NE4, SE4NW4, E2SW4, SE4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 1:  LOTS 1 (40.02), 2 (40.08), 3 (40.12), 4 (40.18), S2N2, SE4
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 30: LOTS 1 (39.43), 2 (39.48), 3 (39.53), 4 (35.73)

LSE-00306	SP-01	KEN SCOTT THOMPSON A/K/A KEN S. THOMPSON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/5/2008	DOCUMENT NO.: 242397 BOOK: 263M; PAGE: 183	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 27: LOT 8 (36.13) SECTION 28: LOTS 1 (38.07), 5 (36.41) SECTION 34: W2NW4, SW4

LSE-00307	SP-01	MARIAN M. THOMPSON, A SINGLE WOMAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/5/2008	DOCUMENT NO.: 242398 BOOK: 263M; PAGE: 185	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 27: LOT 8 (36.13) SECTION 28: LOTS 1 (38.07), 5 (36.41) SECTION 34: W2NW4, SW4

LSE-00310	WS-IN	JOHN TOMMERUP, A WIDOWER	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/18/2008	DOCUMENT NO.: 242154 BOOK: 262M; PAGE: 455	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 11: SE4 SECTION 23: E2

LSE-00313	WS-03	DENISE TRAINOR, FKA DENISE HAUGEN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO: 267047 BOOK: 341M; PAGE: 160	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19:  LOTS 2 (35.54), 3 (35.62), 4 (35.72), S2NE4, SE4NW4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1 (35.79), NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-00317	WS-IN	MARGARET A. VAN HOOSE, INITIAL TRUSTEE OF THE MARGARET A. VAN HOOSE REVOCABLE TRUST AGREEMENT DATED 9/9/93	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/17/2008	DOCUMENT NO.: 242146 BOOK: 262M; PAGE: 438	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 6: SE4

LSE-00318	WS-IN	GEORGE G. VAUGHT, JR., A SINGLE MAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/25/2008	DOCUMENT NO.: 242145 BOOK: 262M; PAGE: 435	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00319	WS-IN	GEORGE G. VAUGHT, JR., A SINGLE MAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/20/2008	DOCUMENT NO.: 242136 BOOK: 262M; PAGE: 409	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 12: W2, SE4

LSE-00323	WS-03	BETTY HARSHBARGER WHITE, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO: 265639 BOOK: 336M; PAGE: 596	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NE4

LSE-00324	WS-03	FERN HARSHBARGER WHITE, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO: 265653 BOOK: 336M; PAGE: 624	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NE4

LSE-00376	SP-01	ELEANOR STUCKEY, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	JAMES P. DESJARLAIS	DIVIDE	NORTH DAKOTA	7/26/2013; eff: 6/13/2013	DOCUMENT NO.: 265619 BOOK: 336M; PAGE: 556

TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 1: SW4
SECTION 2: LOTS 1 (40.24), 2 (40.32), 3 (40.40), 4 (40.48), S2N2, SE4 LESS A 1.0 ACRE PARCEL IN THE SW CORNER 16 RODS N/S BY 10 RODS E/W MORE FULLY DESCRIBED IN BOOK 11 DEEDS, PAGE 575

LSE-00377	SP-01	ELTON TANGEDAL, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	JAMES P. DESJARLAIS	DIVIDE	NORTH DAKOTA	7/18/2012; eff: 6/13/2013	DOCUMENT NO.: 265650 BOOK: 336M; PAGE: 618

TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 1: SW4
SECTION 2: LOTS 1 (40.24), 2 (40.32), 3 (40.40), 4 (40.48), S2N2, SE4 LESS A 1.0 ACRE PARCEL IN THE SW CORNER 16 RODS N/S BY 10 RODS E/W MORE FULLY DESCRIBED IN BOOK 11 DEEDS, PAGE 575

LSE-00378	SP-01	NORMAN TANGEDAL, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	JAMES P. DESJARLAIS	DIVIDE	NORTH DAKOTA	7/18/2012; eff: 6/13/2013	DOCUMENT NO.: 265632 BOOK: 336M; PAGE: 582

TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 1: SW4
SECTION 2: LOTS 1 (40.24), 2 (40.32), 3 (40.40), 4 (40.48), S2N2, SE4 LESS A 1.0 ACRE PARCEL IN THE SW CORNER 16 RODS N/S BY 10 RODS E/W MORE FULLY DESCRIBED IN BOOK 11 DEEDS, PAGE 575

LSE-00380	SP-01	LARRY ADAMS AND RODNEY ADAMS, AS CO-TRUSTEES OF THE HAZEL ADAMS TESTAMENTARY TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/24/2010	DOCUMENT NO.: 247872 BOOK: 279M; PAGE: 44	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-00381	SP-01	LESSLEY BALDWIN ADAMS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249085 BOOK: 283M; PAGE: 272	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 26: LOTS 7 (35.53), 8 (35.67)
SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)
SECTION 32: SE4
SECTION 34: NE4, E2NW4
SECTION 35: W2

LSE-00382	SP-01	ANN MARIE ALCORN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/22/2010	DOCUMENT NO.: 253728 BOOK: 298M; PAGE: 512	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 10: N2

LSE-00383	SP-01	PATTY JEAN ALEXANDER, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/13/2010	DOCUMENT NO.: 250260 BOOK: 287M; PAGE: 383	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 5: LOTS 3 (39.54), 4 (39.64) SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4

LSE-00384	SP-01	PATTY JEAN ALEXANDER, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/23/2010	DOCUMENT NO.: 250979 BOOK: 289M; PAGE: 675	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2 (39.30), 3 (39.30), SW4NE4, SE4NW4, E2SW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: S2NW4, SW4 SECTION 33: SW4 SECTION 34: SE4

LSE-00385	SP-01	WILLIAM R. ANDERSEN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/22/2010	DOCUMENT NO.: 253398 BOOK: 297M; PAGE: 601	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00387	SP-01	ARKANSAS MINERALS, INC.	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/15/2010	DOCUMENT NO.: 252686 BOOK: 295M; PAGE: 522	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 12: NE4NE4

LSE-00388	SP-01	AVEREX, INC.	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/6/2010	DOCUMENT NO.: 254486 BOOK: 301M; PAGE: 154	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4

LSE-00389	SP-01	KAY E. AYERS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/5/2010	DOCUMENT NO.: 249103 BOOK: 283M; PAGE: 310	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2

LSE-00390	SP-01	KAY E. AYERS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/25/2010	DOCUMENT NO.: 253735 BOOK: 298M; PAGE: 526	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: N2

LSE-00391	SP-01	JENIFER B. BAEZ, AKA JENIFER (GERMAN) BAEZ, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/21/2010	DOCUMENT NO.: 251764 BOOK: 292M; PAGE: 520

TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 4: LOTS 2 (39.30), 3 (39.30), SW4NE4, SE4NW4, E2SW4, SE4
SECTION 5: LOTS 3 (39.54), 4 (39.64)
SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 32: S2NW4, SW4
SECTION 33: SW4
SECTION 34: SE4

LSE-00392	SP-01	MICHAEL BAISCH, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 249698 BOOK: 285M; PAGE: 484	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00393	SP-01	REBECCA BAISCH, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 249097 BOOK: 283M; PAGE: 298	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00394	SP-01	RICHARD BAISCH, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 250029 BOOK: 286M; PAGE: 574	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00395	SP-01	ERIK BAKKE, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 249235 BOOK: 283M; PAGE: 600	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00396	SP-01	FRED B. BALDWIN, TRUSTEE OF THE ELIZABETH BRENCHLEY BALDWIN SPECIAL NEEDS TRUST NO. 2 U/A DATED JANUARY 31, 2000	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249693 BOOK: 285M; PAGE: 466	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 26: LOTS 7 (35.53), 8 (35.67)
SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)
SECTION 32: SE4
SECTION 34: NE4, E2NW4
SECTION 35: W2

LSE-00397	SP-01	BLACK STONE MINERALS COMPANY, A DELAWARE LIMITED PARTNERSHIP	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/18/2010	DOCUMENT NO.: 248528 BOOK: 281M; PAGE: 321

TOWNSHIP 163 NORTH - RANGE 100 WEST
SECTION 6: LOTS 6 (35.46), 7 (35.50), E2SW4
TOWNSHIP 164 NORTH - RANGE 102 WEST
SECTION 25: LOT 4 (39.49)
SECTION 26: LOTS 1 (39.47), 2 (39.45), 3 (39.43), 4 (39.41)

LSE-00398	SP-01	LINDA A. BOBLITT, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/22/2010	DOCUMENT NO.: 249703 BOOK: 285M; PAGE: 494	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00399	SP-01	JEAN M. BOEHM, TRUSTEE OF THE JEAN M. BOEHM TRUST DATED MAY 1, 1995	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/10/2010	DOCUMENT NO.: 247732 BOOK: 278M; PAGE: 423	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4

LSE-00400	SP-01	DREW BORG, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 248903 BOOK: 282M; PAGE: 548	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00401	SP-01	RICHARD BORG, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249706 BOOK: 285M; PAGE: 500	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00402	SP-01	LUELLA BOSS, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/26/2010	DOCUMENT NO.: 249090 BOOK: 283M; PAGE: 282	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2

LSE-00403	SP-01	BRAATELIEN FAMILY TRUST, LLC, ELIZABETH BRAATELIEN, TRUSTEE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2010	DOCUMENT NO.: 249697 BOOK: 285M; PAGE: 482 CORRECTION OF DESCRIPTION DOCUMENT NO.: 253146 BOOK: 297M; PAGE: 111	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4, LESS 5.25 ACRE TRACT IN THE SW4SW4 MORE FULLY DESCRIBED IN BOOK 23, PAGE 431

LSE-00404	SP-01	ELIZABETH BRAATELIEN, TRUSTEE OF THE BRAATELIEN FAMILY TRUST, LLC	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/1/2010	DOCUMENT NO.: 250257 BOOK: 287M; PAGE: 377	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NW4, SE4

LSE-00407	SP-01	BRUCE C. BRINK SR. , A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/15/2010	DOCUMENT NO.: 249100 BOOK: 283M; PAGE: 304	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00408	SP-01	DAVID F. BRUCE, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/22/2010	DOCUMENT NO.: 254075 BOOK: 299M; PAGE: 657	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00409	SP-01	DUANE BUSCHTA, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/18/2011	DOCUMENT NO.: 256772 BOOK: 309M; PAGE: 93	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: SE4

LSE-00410	SP-01	GUDRUN "JUDY" BYLES, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249225 BOOK: 283M; PAGE: 580	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00411	SP-01	TANYAU (GERMAN) CAIATI, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/21/2010	DOCUMENT NO.: 250978 BOOK: 289M; PAGE: 673	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2 (39.30), 3 (39.30), SW4NE4, SE4NW4, E2SW4, SE4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: S2NW4, SW4 SECTION 33: SW4 SECTION 34: SE4

LSE-00412	SP-01	TANYAU RENEE CAIATI, AKA TANYAU (GERMAN) CAIATI, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/21/2010	DOCUMENT NO.: 250261 BOOK: 287M; PAGE: 385	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 5: LOTS 3 (39.54), 4 (39.64) SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4

LSE-00413	SP-01	ALMA DALE CAMPBELL, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249088 BOOK: 283M; PAGE: 278	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 26: LOTS 7 (35.53), 8 (35.67)
SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)
SECTION 32: SE4
SECTION 34: NE4, E2NW4
SECTION 35: W2

LSE-00414	SP-01	JANEEN CARLBERG, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/8/2010	DOCUMENT NO.: 251765 BOOK: 292M; PAGE: 522	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00415	SP-01	NICOLE CARLBERG, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/8/2010	DOCUMENT NO.: 254072 BOOK: 299M; PAGE: 651	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00416	SP-01	RUSSELL CARLBERG, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/30/2010	DOCUMENT NO.: 255224 BOOK: 304M; PAGE: 8	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00417	SP-01	MARGARET BROWN CARR, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/3/2010	DOCUMENT NO.: 251354 BOOK: 291M; PAGE: 161	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: S2NE4, NW4NE4, SE4NW4 SECTION 13: S2NW4, SW4NE4, W2SW4 SECTION 14: SE4

LSE-00418	SP-01	BYRON N. CARTER, ATTORNEY-IN-FACT FOR BERNICE CARTER, FKA BERNICE JOHNSON AND BLAND CARTER, HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/23/2010	DOCUMENT NO.: 249084 BOOK: 283M; PAGE: 270 CORRECTION OF DESCPRIPTION DOCUMENT NO.: 250033 BOOK: 286M; PAGE: 584	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 4: LOTS 1, 2, 3, S2NE4, SE4NW4, E2SW4, SE4
SECTION 5: LOTS 1, 2, 3, 4, S2NE4
SECTION 9: A 2.06 ACRE TRACT, MORE OR LESS, IN THE NE4NW4
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 32: S2NW4, SW4
SECTION 33: SW4
SECTION 34: SE4

LSE-00419	SP-01	BYRON N. CARTER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/23/2010	DOCUMENT NO.: 249098 BOOK: 283M; PAGE: 300	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: A TRACT IN THE SW4SW4 MORE FULLY DESCRIBED IN DOCUMENT #196246

LSE-00420	SP-01	CASSELMAN FAMILY LP, A TEXAS LIMITED PARTNERSHIP	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/4/2010	DOCUMENT NO.: 251603 BOOK: 292M; PAGE: 124	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00421	SP-01	LESTER CHRISTIANSON, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 248908 BOOK: 282M; PAGE: 558	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NE4

LSE-00422	SP-01	LESTER CHRISTIANSON, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/30/2010	DOCUMENT NO.: 248909 BOOK: 282M; PAGE: 560	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00423	SP-01	LESTER CHRISTIANSON, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/8/2010	DOCUMENT NO.: 253903 BOOK: 299M; PAGE: 316	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SW4

LSE-00424	SP-01	R.W. CHRISTIANSON AND MARLYS E. CHRISTIANSON, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/23/2010	DOCUMENT NO.: 250258 BOOK: 287M; PAGE: 379	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00425	SP-01	RICHARD W CHRISTIANSON AND MARLYS E. CHRISTIANSON, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/2/2011	DOCUMENT NO.: 255968 BOOK: 306M; PAGE: 340	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: SW4

LSE-00426	SP-01	SHANE CHRISTIANSON, AS ATTORNEY-IN-FACT FOR RUTH P. CHRISTIANSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/20/2010	DOCUMENT NO.: 249093 BOOK: 283M; PAGE: 290	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SW4

LSE-00427	SP-01	SHANE A. CHRISTIANSON, P.O.A. FOR RUTH P. CHRISTIANSON, A MARRIE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2010	DOCUMENT NO.: 248707 BOOK: 282M; PAGE: 105	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00428	SP-01	SHANE CHRISTIANSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/31/2010	DOCUMENT NO.: 248704 BOOK: 282M; PAGE: 99	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 25: LOTS 5 (34.65), 6 (34.81), 7 (34.95), 8 (35.11) SECTION 26: LOTS 5 (35.25), 6 (35.39)

LSE-00429	SP-01	WAYNE R. CHRISTIANSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/7/2010	DOCUMENT NO.: 250031 BOOK: 286M; PAGE: 578	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 14: NE4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 25: LOTS 5 (34.65), 6 (34.81), 7 (34.95), 8 (35.11) SECTION 26: LOTS 5 (35.25), 6 (35.39)

LSE-00430	SP-01	WAYNE R. CHRISTIANSON, AKA WAYNE CHRISTIANSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/2/2011	DOCUMENT NO.: 255428 BOOK: 304M; PAGE: 513	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-00431	SP-01	BRYAN H. CONLEY, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/24/2010	DOCUMENT NO.: 248904 BOOK: 282M; PAGE: 550	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00432	SP-01	IRENE G. CONSTANTINE, TRUSTEE OF THE ROBERT H. CONSTANTINE AND IRENE G. CONSTANTINE TRUST AGREEMENT DATED 10-21-92	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/29/2010	DOCUMENT NO.: 247544 BOOK: 278M; PAGE: 5	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4, SW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-00433	SP-01	LESLIE SYKES, TRUSTEE OF THE A.M. CULVER TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/15/2010	DOCUMENT NO.: 251604 BOOK: 292M; PAGE: 126	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NW4

LSE-00434	SP-01	JOHN DALE IV, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249086 BOOK: 283M; PAGE: 274	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 26: LOTS 7 (35.53), 8 (35.67)
SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)
SECTION 32: SE4
SECTION 34: NE4, E2NW4
SECTION 35: W2

LSE-00435	SP-01	WILTON R. DALE, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249089 BOOK: 283M; PAGE: 280	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 26: LOTS 7 (35.53), 8 (35.67)
SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)
SECTION 32: SE4
SECTION 34: NE4, E2NW4
SECTION 35: W2

LSE-00437	SP-01	ALBERT DAWKINS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/22/2010	DOCUMENT NO.: 251601 BOOK: 292M; PAGE: 120	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 4: LOTS 2, 3, 4, SW4NE4, S2NW4, W2SW4 LESS A 5.25 ACRE TRACT IN THE SW4SW4 MORE FULLY DESCRIBED IN BOOK 23, PAGE 431, E2SW4, SE4
SECTION 5: LOTS 3, 4
SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4 MORE FULLY DESCRIBED IN BOOK 36, PAGE 137
SECTION 12: SW4
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 32: S2NW4, SW4
SECTION 33: SW4
SECTION 34: SE4

LSE-00438	SP-01	THOMAS DAWKINS, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/22/2010	DOCUMENT NO.: 251600 BOOK: 292M; PAGE: 118	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 4: LOTS 2, 3, 4, SW4NE4, S2NW4, W2SW4 LESS A 5.25 ACRE TRACT IN THE SW4SW4 MORE FULLY DESCRIBED IN BOOK 23, PAGE 431, E2SW4, SE4
SECTION 5: LOTS 3, 4
SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4 MORE FULLY DESCRIBED IN BOOK 36, PAGE 137
SECTION 12: SW4
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 32: S2NW4, SW4
SECTION 33: SW4
SECTION 34: SE4

LSE-00443	SP-01	MATILDA DRAWBOND, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/1/2010	DOCUMENT NO.: 247591 BOOK: 278M; PAGE: 67	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 34: NE4 SECTION 35: NW4

LSE-00444	SP-01	ARNE OLAV EGGE, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 249226 BOOK: 283M; PAGE: 582	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00445	SP-01	FRANK ANDREAS EGGE, A SINGLE MAN, HEGRENES	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 251953 BOOK: 293M; PAGE: 261	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00446	SP-01	VICKI WAUGH EIDMAN, TRUSTEE OF THE VICKI WAUGH EIDMAN TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/30/2011	DOCUMENT NO.: 257395 BOOK: 311M; PAGE: 344	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00447	SP-01	ELIZABETH C. ELLS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/25/2010	DOCUMENT NO.: 250971 BOOK: 289M; PAGE: 659	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NW4

LSE-00448	SP-01	FRANK DAVID ELSIK, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/23/2010	DOCUMENT NO.: 251152 BOOK: 290M; PAGE: 411	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 4: LOTS 2, 3, 4, SW4NE4, S2NW4, W2SW4 LESS A 5.25 ACRE TRACT IN THE SW4SW4 MORE FULLY DESCRIBED IN BOOK 23, PAGE 431, E2SW4, SE4
SECTION 5: LOTS 3, 4
SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4 MORE FULLY DESCRIBED IN BOOK 36, PAGE 137
SECTION 12: SW4
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 32: S2NW4, SW4
SECTION 33: SW4
SECTION 34: SE4

LSE-00449	SP-01	LILA J. ERVIN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 249234 BOOK: 283M; PAGE: 598	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00450	SP-01	ELIZABETH J. LIPPMANN ESSIG, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/10/2010	DOCUMENT NO.: 248276 BOOK: 280M; PAGE: 431	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4

LSE-00451	SP-01	BRENDA MARY EVERSLEY, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 249105 BOOK: 283M; PAGE: 314	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00452	SP-01	BETTY FERREL, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/25/2011	DOCUMENT NO.: 255584 BOOK: 305M; PAGE: 140	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00453	SP-01	FREDE J. FOLLESO	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 250030 BOOK: 286M; PAGE: 576	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00454	SP-01	KNUT FOLLESO	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 249231 BOOK: 283M; PAGE: 592	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00455	SP-01	MAGNE KAARE FOLLESO	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 249229 BOOK: 283M; PAGE: 588	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00456	SP-01	FORTIN ENTERPRISES, INC.	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/11/2010	DOCUMENT NO.: 247727 BOOK: 278M; PAGE: 413	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00457	SP-01	DAVID M. FOULKES, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/23/2010	DOCUMENT NO.: 248702 BOOK: 282M; PAGE: 95	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2 (39.30), 3 (39.30), SE4NW4, SW4NE4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SW4

LSE-00458	SP-01	GEORGE C. FOULKES, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/23/2010	DOCUMENT NO.: 248708 BOOK: 282M; PAGE: 107	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2 (39.30), 3 (39.30), SE4NW4, SW4NE4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SW4

LSE-00459	SP-01	MICHAEL G. FOULKES, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/23/2010	DOCUMENT NO.: 248703 BOOK: 282M; PAGE: 97	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2 (39.30), 3 (39.30), SE4NW4, SW4NE4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SW4

LSE-00460	SP-01	BRADLEY J. FRANKLIN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/24/2010	DOCUMENT NO.: 254070 BOOK: 299M; PAGE: 647	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00461	SP-01	JOHN L. FRANKLIN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/24/2010	DOCUMENT NO.: 254280 BOOK: 300M; PAGE: 415	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00462	SP-01	ARIC H. GIBSON, FKA ARIC H. GERMAN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/21/2010	DOCUMENT NO.: 251952 BOOK: 293M; PAGE: 259

TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 4: LOTS 2 (39.30), 3 (39.30), SW4NE4, SE4NW4, E2SW4, SE4
SECTION 5: LOTS 3 (39.54), 4 (39.64)
SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 32: S2NW4, SW4
SECTION 33: SW4
SECTION 34: SE4

LSE-00467	SP-01	PENNY R. GOODWIN, A WIDOWED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/8/2010	DOCUMENT NO.: 252853 BOOK: 296M; PAGE: 113	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 26: LOTS 7 (35.53), 8 (35.67)
SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)
SECTION 32: SE4
SECTION 34: NE4, E2NW4
SECTION 35: W2

LSE-00468	SP-01	CHRISTOPHER GOULD, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/6/2010	DOCUMENT NO.: 248907 BOOK: 282M; PAGE: 556	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00469	SP-01	TIM D STRAND, AS ATTORNEY-IN-FACT FOR WAYNE GRIFFIN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2010	DOCUMENT NO.: 249412 BOOK: 284M; PAGE: 379	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00470	SP-01	TIM D. STRAND, AS ATTORNEY-IN-FACT FOR LEE GUNDERSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2010	DOCUMENT NO.: 249413 BOOK: 284M; PAGE: 381	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00471	SP-01	HAAGENSON FAMILY INVESTMENT COMPANY	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/16/2010	DOCUMENT NO.: 248406 BOOK: 281M; PAGE: 61	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-00472	SP-01	D. DEAN HAAGENSON AND DARLENE NELSON, AS CO-TRUSTEES OF THE HAAGENSON REVOCABLE TRUST DATED DECEMBER 31, 1983	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/16/2010	DOCUMENT NO.: 248122 BOOK: 279M; PAGE: 658	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-00473	SP-01	ARNETTE HAAGENSON, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/16/2010	DOCUMENT NO.: 248275 BOOK: 280M; PAGE: 429	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 SECTION 2: LOTS 3 (39.58), 4 (39.54), S2NW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: E2

LSE-00474	SP-01	SUSAN WILTFONG HANNA, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/19/2010	DOCUMENT NO.: 253397 BOOK: 297M; PAGE: 599	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00475	SP-01	MRS. CAMILLE HARRIS, AKA CAMILLE HARRIS, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/8/2010	DOCUMENT NO.: 250815 BOOK: 289M; PAGE: 375	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 26: LOTS 7 (35.53), 8 (35.67)
SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)
SECTION 32: SE4
SECTION 34: NE4, E2NW4
SECTION 35: W2

LSE-00476	SP-01	MARGARET HAWKINSON, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/25/2010	DOCUMENT NO.: 250974 BOOK: 289M; PAGE: 665	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SE4

LSE-00477	SP-01	JOHN HEGGE, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/3/2010	DOCUMENT NO.: 250975 BOOK: 289M; PAGE: 667	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: S2NE4, NW4NE4, SE4NW4 SECTION 13: S2NW4, SW4NE4, W2SW4 SECTION 14: SE4

LSE-00478	SP-01	AIMEE HEGRE, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/8/2010	DOCUMENT NO.: 253323 BOOK: 297M; PAGE: 514	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00479	SP-01	MARVIN HOLAS, A MARRIED MAN AND MARCIA HOLAS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/24/2010	DOCUMENT NO.: 254068 BOOK: 299M; PAGE: 643	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00480	SP-01	JANIS D. NEWTON HOUCK, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/8/2010	DOCUMENT NO.: 250618 BOOK: 289M; PAGE: 377	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 26: LOTS 7 (35.53), 8 (35.67)
SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)
SECTION 32: SE4
SECTION 34: NE4, E2NW4
SECTION 35: W2

LSE-00481	SP-01	JOHN HUGHES, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/1/2010	DOCUMENT NO.: 254074 BOOK: 299M; PAGE: 655	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00482	SP-01	MARY JANET HUGHES, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 249233 BOOK: 283M; PAGE: 596	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00484	SP-01	EMIL JAMES INDREBO, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 249232 BOOK: 283M; PAGE: 594	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00485	SP-01	ROGER J. INDREBO, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 250027 BOOK: 286M; PAGE: 570	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00486	SP-01	NAOMI JAMES, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 249228 BOOK: 283M; PAGE: 586	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00487	SP-01	LANA JERN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 250026 BOOK: 286M; PAGE: 568	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00488	SP-01	CYNTHIA L. JOHNSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/22/2010	DOCUMENT NO.: 253729 BOOK: 298M; PAGE: 514	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 10: N2

LSE-00489	SP-01	RICHARD JOHNSON, A WIDOWER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/20/2010	DOCUMENT NO.: 255970 BOOK: 306M; PAGE: 344	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 3 (36.15), 4 (36.19), E2SW4

LSE-00490	SP-01	DANIEL O. JORAANSTAD, AKA DAN JORAANSTAD, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/18/2010	DOCUMENT NO.: 250970 BOOK: 289M; PAGE: 655	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 1 (36.09), 2 (36.13), E2NW4 SECTION 33: SE4 SECTION 34: SW4

LSE-00491	SP-01	DANIEL O. JORAANSTAD, AKA DAN JORAANSTAD, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/4/2011	DOCUMENT NO.: 256553 BOOK: 308M; PAGE: 101	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-00492	SP-01	MARK H. JORAANSTAD, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/19/2010	DOCUMENT NO.: 250259 BOOK: 287M; PAGE: 381	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 1 (36.09), 2 (36.13), E2NW4 SECTION 33: SE4 SECTION 34: SW4

LSE-00493	SP-01	PAUL A. JORAANSTAD, AKA PAUL JOEAANSTAD AND BARBARA A. JORAANSTAD, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/19/2010	DOCUMENT NO.: 250262 BOOK: 287M; PAGE: 387	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 1 (36.09), 2 (36.13), E2NW4 SECTION 33: SE4 SECTION 34: SW4

LSE-00494	SP-01	PAUL A JORAANSTAD AKA PAUL & BARBARA A J	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/4/2011	DOCUMENT NO.: 256655 BOOK: 308M; PAGE: 507	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-00495	SP-01	BOUDICCA W. JOSEPH, TRUSTEE OF THE BOUDICCA W. JOSEPH TRUST NO. 3, BOSTON HARBOR PLACE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/13/2010	DOCUMENT NO.: 253395 BOOK: 297M; PAGE: 595	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: N2

LSE-00496	SP-01	BOUDICCA W. JOSEPH, TRUSTEE OD THE BOUDICCA W. JOSEPH TRUST NO. 3	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/5/2010	DOCUMENT NO.: 249416 BOOK: 284M; PAGE: 387	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2

LSE-00497	SP-01	KATHERINE BALDWIN KEY, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249689 BOOK: 285M; PAGE: 455	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 26: LOTS 7 (35.53), 8 (35.67)
SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)
SECTION 32: SE4
SECTION 34: NE4, E2NW4
SECTION 35: W2

LSE-00498	SP-01	DAVID A. KJOS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/22/2010	DOCUMENT NO.: 253731 BOOK: 298M; PAGE: 518	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 10: N2

LSE-00499	SP-01	DuWAYNE A. KJOS, AKA DuWAYNE KJOS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/22/2010	DOCUMENT NO.: 253730 BOOK: 298M; PAGE: 516	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 10: N2

LSE-00500	SP-01	JASON EDMUND KJOS, AKA JASON EDWARD KJOS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/22/2010	DOCUMENT NO.: 253732 BOOK: 298M; PAGE: 520	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 10: N2

LSE-00501	SP-01	LLOYD JUNIOR KJOS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/22/2010	DOCUMENT NO.: 253727 BOOK: 298M; PAGE: 510	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 10: N2

LSE-00502	SP-01	CATHERINE A. FORSLUND, SUCCESSOR TRUSTEE OF THE ELIZABETH J. KUNKEL IRREVOCABLE TRUST DATED 9/30/91	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/10/2010	DOCUMENT NO.: 247729 BOOK: 278M; PAGE: 417	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4

LSE-00503	SP-01	AILEEN KUNZ, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249106 BOOK: 283M; PAGE: 316	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00504	SP-01	LAURA K. LAMB, FKA LAURA K. ROLLEFSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/15/2010	DOCUMENT NO.: 249690 BOOK: 285M; PAGE: 457	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4, LESS 5.25 ACRE TRACT IN THE SW4SW4

LSE-00505	SP-01	MARY ELLEN KJOS LARSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/22/2010	DOCUMENT NO.: 253726 BOOK: 298M; PAGE: 508	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 10: N2

LSE-00506	SP-01	ALLAN G. LASSEY AND DONNA L. LASSEY, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/19/2010	DOCUMENT NO.: 253313 BOOK: 297M; PAGE: 494	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2

LSE-00507	SP-01	ALLAN G. LASSEY AND DONNA L. LASSEY, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/19/2010	DOCUMENT NO.: 253314 BOOK: 297M; PAGE: 496	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 5: S2

LSE-00508	SP-01	ALLAN G. LASSEY AND DONNA L. LASSEY, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/19/2010	DOCUMENT NO.: 253315 BOOK: 297M; PAGE: 498	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: N2

LSE-00509	SP-01	ELISA LAVORATO, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 249227 BOOK: 283M; PAGE: 584	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00510	SP-01	JAMES LAVORATO, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 250256 BOOK: 287M; PAGE: 375	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00513	SP-01	DOROTHY J. LEINIGER, AS TRUSTEE OF THE DOROTHY J. LEININGER TRUST DATED SEPTEMBER 7, 1999	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/7/2010	DOCUMENT NO.: 253736 BOOK: 298M; PAGE: 528	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: SE4

LSE-00514	SP-01	ROBERT D. LEININGER, AS TRUSTEE OF THE ROBERT D. LEININGER TRUST DATED SEPTEMBER 7, 1999	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/7/2010	DOCUMENT NO.: 253737 BOOK: 298M; PAGE: 532	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: SE4

LSE-00515	SP-01	CHARLES LESLIE, AKA CHARLES B. LESLIE, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/4/2010	DOCUMENT NO.: 247734 BOOK: 278M; PAGE: 427	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: NE4

LSE-00516	SP-01	BRIAN SCOTT LEVIG, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 249406 BOOK: 284M; PAGE: 367	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00517	SP-01	DAVID L. LEVIG, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/6/2010	DOCUMENT NO.: 248905 BOOK: 282M; PAGE: 552	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00518	SP-01	LESLIE LEVIG, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/16/2010	DOCUMENT NO.: 247728 BOOK: 278M; PAGE: 415	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4 , S2 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-00519	SP-01	LISA LEVIG, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/22/2010	DOCUMENT NO.: 249701 BOOK: 285M; PAGE: 490	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00520	SP-01	MARK ALAN LEVIG, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 249108 BOOK: 283M; PAGE: 320	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00521	SP-01	MERLE L LEVIG, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/6/2010	DOCUMENT NO.: 249104 BOOK: 283M; PAGE: 312	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00522	SP-01	ANN LEVIG AS PERSONAL REPRESENTATIVE OF THE THOMAS B. LEVIG ESTATE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/7/2010	DOCUMENT NO.: 249417 BOOK: 284M; PAGE: 389	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00523	SP-01	TODD STEVEN LEVIG, AKA TODD LEVIG, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 249107 BOOK: 283M; PAGE: 318	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00524	SP-01	EDWIN J. LIPPMANN, JR., TRUSTEE OF THE EDWIN J. LIPPMANN, JR. REVOCABLE TRUST DATED NOVEMBER 8, 1993, AS AMENDED	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/19/2010	DOCUMENT NO.: 253401 BOOK: 297M; PAGE: 607	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 12: N2NW4, SW4NW4

LSE-00525	SP-01	EDWIN J. LIPPMAN, JR. TRUSTEE OF THE EDWIN J. LIPPMAN TRUST DATED 11/8/93	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/10/2010	DOCUMENT NO.: 253904 BOOK: 299M; PAGE: 318	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: NE4NE4

LSE-00526	SP-01	MARY MIDGE LIPPMANN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/10/2010	DOCUMENT NO.: 247731 BOOK: 278M; PAGE: 421	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4

LSE-00527	SP-01	PATRICK A. LIPPMANN, TRUSTEE OF THE PATRICK A. LIPPMANN REVOCABLE TRUST DATED MAY 31 1995	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/10/2010	DOCUMENT NO.: 247730 BOOK: 278M; PAGE: 419	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4

LSE-00528	SP-01	CATERINE DALE LUSK, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249418 BOOK: 284M; PAGE: 391	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 26: LOTS 7 (35.53), 8 (35.67)
SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)
SECTION 32: SE4
SECTION 34: NE4, E2NW4
SECTION 35: W2

LSE-00529	SP-01	AUDRUD MACDONALD, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/30/2010	DOCUMENT NO.: 249705 BOOK: 285M; PAGE: 498	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00530	SP-01	MARY CASSELMAN MCCALL, AWIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/4/2010	DOCUMENT NO.: 248123 BOOK: 279M; PAGE: 660	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00531	SP-01	TIM D. STRAND, AS ATTORNEY-IN-FACT FOR GAIL MCELROY, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2010	DOCUMENT NO.: 249414 BOOK: 284M; PAGE: 383	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00532	SP-01	TERESA FRESE MCMAHON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 249419 BOOK: 284M; PAGE: 393	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00533	SP-01	WALTER L. MCNUTT, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/24/2010	DOCUMENT NO.: 254071 BOOK: 299M; PAGE: 649	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00534	SP-01	SANDRA MEEVE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/30/2010	DOCUMENT NO.: 254283 BOOK: 300M; PAGE: 421	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00536	SP-01	CANDY MILLER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 249699 BOOK: 285M; PAGE: 486	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00537	SP-01	DOROTHY A. MINCHER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/22/2010	DOCUMENT NO.: 247875 BOOK: 279M; PAGE: 50	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4 , S2 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-00538	SP-01	FRANK MONTGOMERY, A WIDOWER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/25/2010	DOCUMENT NO.: 248120 BOOK: 279M; PAGE: 654	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: S2NW4, SW4 SECTION 33: SW4 SECTION 34: SE4

LSE-00539	SP-01	FRANK MONTGOMERY, A WIDOWER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/14/2010	DOCUMENT NO.: 249094 BOOK: 283M; PAGE: 292	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2, 3, SW4NE4, SE4NW4, E2SW4, SE4 SECTION 5: LOTS 3 (39.54), 4 (39.64) SECTION 9: E2NW4, LESS A 2.06 ACRE TRACT IN THE NE4NW4 SECTION 12: SW4

LSE-00540	SP-01	STEVE MONTGOMERY, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/25/2010	DOCUMENT NO.: 248119 BOOK: 279M; PAGE: 652	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: S2NW4, SW4 SECTION 33: SW4 SECTION 34: SE4

LSE-00541	SP-01	STEVE MONTGOMERY, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/14/2010	DOCUMENT NO.: 249096 BOOK: 283M; PAGE: 296	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2, 3, SW4NE4, SE4NW4, E2SW4, SE4 SECTION 5: LOTS 3 (39.54), 4 (39.64) SECTION 9: E2NW4, LESS A 2.06 ACRE TRACT IN THE NE4NW4 SECTION 12: SW4

LSE-00542	SP-01	DONALD AND ARLENE MUZZY, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/5/2010	DOCUMENT NO.: 250455 BOOK: 288M; PAGE: 200	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 27: LOT 8 (36.13) SECTION 28: LOTS 1, 2 SECTION 33: N2, SE4 SECTION 34: W2NW4, SW4

LSE-00543	SP-01	JAMES E. MUZZY AND HILARY STAFFORD-MUZZY, INDIVIDUALLY AND AS TRUSTEES OR THEIR SUCCESSORS IN TRUST UNDER THE JAMES E. MUZZY LIVING TRUST DATED JUNE 3, 1998	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/5/2010	DOCUMENT NO.: 250814 BOOK: 289M; PAGE: 373	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: N2, SE4

LSE-00544	SP-01	JERALD E. MUZZY AND LAVON R. MUZZY, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/5/2010	DOCUMENT NO.: 250456 BOOK: 288M; PAGE: 202	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: N2, SE4

LSE-00545	SP-01	M. JANE NEINAST (WIDOWED)	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/8/2010	DOCUMENT NO.: 248709 BOOK: 282M; PAGE: 109	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 3 (36.15), 4 (36.19), E2SW4

LSE-00546	SP-01	JANICE W. NELSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/5/2010	DOCUMENT NO.: 249710 BOOK: 285M; PAGE: 508	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2

LSE-00547	SP-01	JANICE W. NELSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/13/2010	DOCUMENT NO.: 253320 BOOK: 297M; PAGE: 508	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: N2

LSE-00548	SP-01	MILDRED LEONA NELSON, AKA MILDRED NELSON, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/28/2010	DOCUMENT NO.: 247590 BOOK: 278M; PAGE: 65	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 6: LOTS 3, 4, 5, 6, 7, SE4NW4, E2SW4 SECTION 7: LOTS 1, 2 E2NW4 TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 1, 2 S2NE4, SE4 SECTION 12: NE4NE4

LSE-00549	SP-01	JEAN NESHIEM, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/18/2010	DOCUMENT NO.: 251349 BOOK: 291M’ PAGE: 151	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 5: S2

LSE-00550	SP-01	JEAN NESHIEM, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/18/2010	DOCUMENT NO.: 251350 BOOK: 291M; PAGE: 153	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2

LSE-00551	SP-01	JEAN NESHIEM, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/11/2010	DOCUMENT NO.: 253396 BOOK: 297M; PAGE: 597	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: N2

LSE-00556	SP-01	DENNIS M. NIELSEN AND CYNTHIA A. NIELSEN, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/30/2010	DOCUMENT NO.: 249709 BOOK: 285M; PAGE: 506	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 35: NE4

LSE-00557	SP-01	GREGG D. NIELSEN, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/30/2010	DOCUMENT NO.: 249708 BOOK: 285M; PAGE: 504	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 35: NE4

LSE-00558	SP-01	PALMER D. NORBY, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/26/2010	DOCUMENT NO.: 248527 BOOK: 281M; PAGE: 319	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2

LSE-00559	SP-01	PALMER D. NORBY, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/11/2010	DOCUMENT NO.: 253321 BOOK: 297M; PAGE: 510	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: N2

LSE-00560	SP-01	DANIEL J. O'SHAUGHNESSY, TRUSTEE OF THE DANIEL J. O'SHAUGHNESSY TRUST UNDER TRUST AGREEMENT DATED AUGUST 1, 1999	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/2/2010	DOCUMENT NO.: 247733 BOOK: 278M; PAGE: 425	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 1 (36.09), 2 (36.13), E2NW4

LSE-00561	SP-01	STEPHEN M. O'SHAUGHNESSY, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/2/2010	DOCUMENT NO.: 249109 BOOK: 283M; PAGE: 322	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 1 (36.09), 2 (36.13), E2NW4

LSE-00562	SP-01	MISKA PAGET, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/8/2010	DOCUMENT NO.: 253402 BOOK: 297M; PAGE: 609	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00563	SP-01	ELIZABETH PATTON, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 249101 BOOK: 283M; PAGE: 306	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00564	SP-01	JOHN PATTON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 250028 BOOK: 286M; PAGE: 572	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00565	SP-01	MARSHALL PATTON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 252062 BOOK: 293M; PAGE: 502	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00566	SP-01	BEVERLY J. PEDERSON, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/10/2010	DOCUMENT NO.: 248117 BOOK: 279M; PAGE: 644	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 27: LOTS 5 (37.62), 6 (37.72), 7 (37.80), 8 (37.90) SECTION 34: W2, SE4 SECTION 35: SW4 SECTION 36: N2, SE4

LSE-00567	SP-01	IRENE L. PEDERSON, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/1/2010	DOCUMENT NO.: 248118 BOOK: 279M; PAGE: 648	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 27: LOTS 5 (37.62), 6 (37.72), 7 (37.80), 8 (37.90) SECTION 34: W2, SE4 SECTION 35: SW4 SECTION 36: N2, SE4

LSE-00568	SP-01	COLLEEN PIKE AND REED PIKE, HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/29/2010	DOCUMENT NO.: 248706 BOOK: 282M; PAGE: 103	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 5: S2

LSE-00569	SP-01	JOAN KERSHAW PUTNAM, TRUSTEE OF THE JOAN KERSHAW PUTMAN TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/10/2010	DOCUMENT NO.: 247874 BOOK: 279M; PAGE: 48	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4

LSE-00570	SP-01	RAGAN PETROLEUM, INC	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/6/2010	DOCUMENT NO.: 254487 BOOK: 301M; PAGE: 156	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4

LSE-00571	SP-01	DOROTHY DALE REEVES, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249087 BOOK: 283M; PAGE: 276	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 26: LOTS 7 (35.53), 8 (35.67)
SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)
SECTION 32: SE4
SECTION 34: NE4, E2NW4
SECTION 35: W2

LSE-00572	SP-01	CARL D. REIMERS III, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/30/2010	DOCUMENT NO.: 250032 BOOK: 286M; PAGE: 582

TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 4: LOTS 2 (39.30), 3 (39.30), SW4NE4, SE4NW4, E2SW4, SE4
SECTION 5: LOTS 3 (39.54), 4 (39.64)
SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 32: S2NW4, SW4
SECTION 33: SW4
SECTION 34: SE4

LSE-00573	SP-01	ELIZABETH REISING, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/16/2010	DOCUMENT NO.: 253143 BOOK: 297M; PAGE: 105	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00574	SP-01	TIM D. STRAND, AS ATTORNEY-IN-FACT FOR GLENDA GUNDERSON RENWICK, FKA GLENDA GUNDERSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2010	DOCUMENT NO.: 249704 BOOK: 285M; PAGE: 496	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00575	SP-01	HOWARD L REYNOLDS, AKA HOWARD LEON REYNOLDS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/23/2010	DOCUMENT NO.: 249707 BOOK: 285M; PAGE: 502	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 5: LOTS 3 (39.54), 4 (39.64) SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4

LSE-00576	SP-01	HOWARD L. REYNOLDS, AKA HOWARD LEON REYNOLDS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/23/2010	DOCUMENT NO.: 250976 BOOK: 289M; PAGE: 669	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2 (39.30), 3 (39.30), SW4NE4, SE4NW4, E2SW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: S2NW4, SW4 SECTION 33: SW4 SECTION 34: SE4

LSE-00577	SP-01	JOHN WESLEY REYNOLDS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/23/2010	DOCUMENT NO.: 249702 BOOK: 285M; PAGE: 492	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 5: LOTS 3 (39.54), 4 (39.64) SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4

LSE-00578	SP-01	JOHN WESLEY REYNOLDS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/23/2010	DOCUMENT NO.: 250972 BOOK: 289M; PAGE: 661	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2 (39.30), 3 (39.30), SW4NE4, SE4NW4, E2SW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: S2NW4, SW4 SECTION 33: SW4 SECTION 34: SE4

LSE-00579	SP-01	THOMAS B. REYNOLDS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/30/2010	DOCUMENT NO.: 249692 BOOK: 285M; PAGE: 464

TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 4: LOTS 2 (39.30), 3 (39.30), SW4NE4, SE4NW4, E2SW4, SE4
SECTION 5: LOTS 3 (39.54), 4 (39.64)
SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 32: S2NW4, SW4
SECTION 33: SW4
SECTION 34: SE4

LSE-00580	SP-01	MAURINE REYNOLDS, ATTORNEY-IN-FACT FOR WATKINS W. REYNOLDS III, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/30/2010	DOCUMENT NO.: 249691 BOOK: 285M; PAGE: 462

TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 4: LOTS 2 (39.30), 3 (39.30), SW4NE4, SE4NW4, E2SW4, SE4
SECTION 5: LOTS 3 (39.54), 4 (39.64)
SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 32: S2NW4, SW4
SECTION 33: SW4
SECTION 34: SE4

LSE-00581	SP-01	BECKY RICH, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/14/2010	DOCUMENT NO.: 250813 BOOK: 289M; PAGE: 371	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: W2NW4

LSE-00582	SP-01	DAVID RICH, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/14/2010	DOCUMENT NO.: 250812 BOOK: 289M; PAGE: 369	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: W2NW4

LSE-00585	SP-01	MONTY B. ADMAS, AS TRUSTEE OF THE MAURINE ADAMS RICHARDSON TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/8/2010	DOCUMENT NO.: 251153 BOOK: 290M; PAGE: 413	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 26: LOTS 7 (35.53), 8 (35.67)
SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)
SECTION 32: SE4
SECTION 34: NE4, E2NW4
SECTION 35: W2

LSE-00586	SP-01	MARY JANE ROBB, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/24/2010	DOCUMENT NO.: 250255 BOOK: 287M; PAGE: 372	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00587	SP-01	ROBERT E. KERSHAW ROYALTY CO., INC	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/5/2010	DOCUMENT NO.: 249102 BOOK: 283M; PAGE: 308	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4

LSE-00588	SP-01	DORIS WILSON AND BETTY CUNNINGHAM, PERSONAL REPRESENTATIVES OF THE VERNICE ROBERTS ESTATE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/3/2011	DOCUMENT NO.: 255430 BOOK: 304M; PAGE: 517	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00589	SP-01	JOE D. ROGERS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/6/2010	DOCUMENT NO.: 251351 BOOK: 291M; PAGE: 155	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 26: LOTS 7 (35.53), 8 (35.67)
SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)
SECTION 32: SE4
SECTION 34: NE4, E2NW4
SECTION 35: W2

LSE-00590	SP-01	W.H. ROGERS, III, SINGLE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/8/2010	DOCUMENT NO.: 251602 BOOK: 292M; PAGE: 122	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 26: LOTS 7 (35.53), 8 (35.67)
SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)
SECTION 32: SE4
SECTION 34: NE4, E2NW4
SECTION 35: W2

LSE-00591	SP-01	STACEY D. ROLLEFSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/16/2010	DOCUMENT NO.: 249696 BOOK: 285M; PAGE: 475	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4, LESS 5.25 ACRE TRACT IN THE SW4SW4

LSE-00592	SP-01	DELAINE RUDE, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/4/2011	DOCUMENT NO.: 256653 BOOK: 308M; PAGE: 503	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-00593	SP-01	LENORA RUDMAN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/16/2010	DOCUMENT NO.: 247876 BOOK: 279M; PAGE: 52	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4 , S2 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-00594	SP-01	KATHY K. SCOTT SPOON, JOHN THUMMA, AND CHARLENE JUDGE, CO-TRUSTEES OF THE HENRY RUSSELL FAMILY TRUST, U/T/D MARCH 10, 2010	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/6/2011	DOCUMENT NO.: 255585 BOOK: 305; PAGE: 142	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00595	SP-01	RYAN OIL COMPANY, LLC	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/22/2010	DOCUMENT NO.: 257199 BOOK: 310M; PAGE: 443	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 4: LOTS 1 (40.24), 2 (40.26), S2NE4 SECTION 5: SE4 LESS A 2.00 ACRE TRACT SECTION 18: NE4 SECTION 19: SE4

LSE-00596	SP-01	DONALD O. SAGEN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/16/2010	DOCUMENT NO.: 247871 BOOK: 279M; PAGE: 42	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-00597	SP-01	FREDERICK T SANDBURG, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/16/2010	DOCUMENT NO.: 252855 BOOK: 296M; PAGE: 117	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4
LSE-00602	SP-01	RICHARD SARGENT, FKA RICHARD HEGGE AND LUCY SARGENT, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/3/2010	DOCUMENT NO.: 250973 BOOK: 289M; PAGE: 663	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: S2NE4, NW4NE4, SE4NW4 SECTION 13: S2NW4, SW4NE4, W2SW4 SECTION 14: SE4

LSE-00603	SP-01	ANN SCHANTZ, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/8/2010	DOCUMENT NO.: 248407 BOOK: 281M; PAGE: 63	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 3 (36.15), 4 (36.19), E2SW4

LSE-00604	SP-01	GREGORY L. SCHANTZ, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/8/2010	DOCUMENT NO.: 252064 BOOK: 282M; PAGE: 101	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 3 (36.15), 4 (36.19), E2SW4

LSE-00605	SP-01	ROBERT W. SCHANTZ, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/8/2010	DOCUMENT NO.: 248906 BOOK: 282M; PAGE: 554	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 3 (36.15), 4 (36.19), E2SW4

LSE-00607	SP-01	MARY ANN SHIPLEY, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/6/2010	DOCUMENT NO.: 249408 BOOK: 284M; PAGE: 371	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00610	SP-01	BEVERLYE SOLI-MARITAN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/4/2010	DOCUMENT NO.: 253902 BOOK: 299M; PAGE: 314	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 4: LOTS 1 (40.24), 2 (40.26), S2NE4

LSE-00611	SP-01	LYNNE M. SPRIERING, FKA LYNN M. ROLLEFSON, AKA LYNN M. ROLLEFSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/15/2010	DOCUMENT NO.: 249695 BOOK: 285M; PAGE: 471	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4, LESS 5.25 ACRE TRACT IN THE SW4SW4

LSE-00612	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS - OG-10-00709	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/2/2010	DOCUMENT NO.: 247726 BOOK: 278M; PAGE: 411	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: SW4

LSE-00613	SP-01	DONALD J. STEINBESSIER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/24/2010	DOCUMENT NO.: 254281 BOOK: 300M; PAGE: 417	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00614	SP-01	TIM D. STRAND, AS ATTORNEY-IN-FACT FOR EARL H. STRAND, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2010	DOCUMENT NO.: 249410 BOOK: 284M; PAGE: 375	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00615	SP-01	TIM D. STRAND, AS ATTORNEY-IN-FACT FOR ERVIN L STRAND, AKA ERVIN STRAND, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2010	DOCUMENT NO.: 249411 BOOK: 284M; PAGE: 377	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00617	SP-01	THOMAS H. STROM, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/15/2010	DOCUMENT NO.: 254928 BOOK: 302M; PAGE: 588	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00618	SP-01	MARSHALL K. TANGEDAL, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/2/2010	DOCUMENT NO.: 247592 BOOK: 278M; PAGE: 69	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 30: LOTS 1 (39.43), 2 (39.48), 3 (39.53), 4 (35.73)

LSE-00619	SP-01	MARSHALL K. TANGEDAL, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/29/2010	DOCUMENT NO.: 247593 BOOK: 278M; PAGE: 71	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 1 (36.09), 2 (36.13), E2NW4

LSE-00620	SP-01	MARSHALL K. TANGEDAL, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/29/2010	DOCUMENT NO.: 247594 BOOK: 278M; PAGE: 73	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 25: LOTS 1 (39.59), 2 (39.55), 3 (39.53), 4 (39.49) SECTION 26: LOTS 1 (39.47), 2 (39.45), 3 (39.43), 4 (39.41)

LSE-00621	SP-01	MARSHALL K. TANGEDAL, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/18/2010	DOCUMENT NO.: 248701 BOOK: 282M; PAGE: 90	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 6: LOTS 1 (39.72), 2 (39.80), 3 (39.88), 4 (36.17), 5 (36.20), 6 (36.20), 7 (36.20), S2NE4, SE4NW4, E2SW4, SE4

LSE-00622	SP-01	STANLEY TANGEDAL AND MURIELLE TANGEDAL, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/29/2010	DOCUMENT NO.: 247542 BOOK: 278M; PAGE: 1	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 25: LOTS 1 (39.59), 2 (39.55), 3 (39.53), 4 (39.49) SECTION 26: LOTS 1 (39.47), 2 (39.45), 3 (39.43), 4 (39.41)

LSE-00623	SP-01	STANLEY TANGEDAL AND MURIELLE TANGEDAL, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/2/2010	DOCUMENT NO.: 247589 BOOK: 278M; PAGE: 63	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 30: LOTS 1 (39.43), 2 (39.48), 3 (39.53), 4 (35.73)

LSE-00624	SP-01	STANLEY TANGEDAL AND MURIELLE TANGEDAL, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/18/2010	DOCUMENT NO.: 248910 BOOK: 282M; PAGE: 562	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 6: LOTS 1 (39.72), 2 (39.80), 3 (39.88), 4 (36.17), 5 (36.20), 6 (36.20), 7 (36.20), S2NE4, SE4NW4, E2SW4, SE4

LSE-00625	SP-01	MARY . TERNQUIST, ATTORNEY-IN-FACT FOR JEAN OWENS, GARRY OWENS, KENNETH OWENS, CHRIS OWENS, AND DAWN COBURN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/4/2011	DOCUMENT NO.: 256552 BOOK: 308M; PAGE: 99	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-00626	SP-01	JUDY THOMPSON, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249099 BOOK: 283M; PAGE: 302	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: W2NW4

LSE-00627	SP-01	KEN SCOTT THOMPSON, AKA KEN S. THOMPSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/24/2010	DOCUMENT NO.: 250977 BOOK: 289M; PAGE: 671	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: N2, SE4

LSE-00628	SP-01	MARIAN M. THOMPSON, A SINGLE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/24/2010	DOCUMENT NO.: 250980 BOOK: 289M; PAGE: 677	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: N2, SE4

LSE-00629	SP-01	SHARON THOMPSON, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/8/2010	DOCUMENT NO.: 249694 BOOK: 285M; PAGE: 468	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: W2NW4, SW4

LSE-00630	SP-01	SHELLY A. THOMPSON, FKA SHELLY A. TANGEDAL, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/29/2010	DOCUMENT NO.: 247543 BOOK: 278M; PAGE: 3	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 25: LOTS 1 (39.59), 2 (39.55), 3 (39.53), 4 (39.49) SECTION 26: LOTS 1 (39.47), 2 (39.45), 3 (39.43), 4 (39.41)

LSE-00631	SP-01	TERRY THOMPSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249092 BOOK: 283M; PAGE: 288	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: W2NW4

LSE-00632	SP-01	CAROLYN JANICE THURMOND, AKA CAROLYN THURMOND, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/25/2010	DOCUMENT NO.: 248121 BOOK: 279M; PAGE: 656	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: S2NW4, SW4 SECTION 33: SW4 SECTION 34: SE4

LSE-00633	SP-01	CAROLYN JANICE THURMOND, AKA CAROLYN THURMOND, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/14/2010	DOCUMENT NO.: 249091 BOOK: 283M; PAGE: 286	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2, 3, SW4NE4, SE4NW4, E2SW4, SE4 SECTION 5: LOTS 3 (39.54), 4 (39.64) SECTION 9: E2NW4, LESS A 2.06 ACRE TRACT IN THE NE4NW4 SECTION 12: SW4

LSE-00634	SP-01	DOROTHY M. TORGESON, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/6/2011	DOCUMENT NO.: 254924 BOOK: 302M; PAGE: 578	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 1: SE4

LSE-00635	SP-01	RANDAL TORGESON AND ELIZABETH ELSBERND, TRUSTEES OF THE HOWARD TORGESON FAMILY TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/6/2011	DOCUMENT NO.: 254930 BOOK: 302M; PAGE: 592	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 1: SE4

LSE-00637	SP-01	MYRTLE MARGARET TORGESON, AKA MYRTLE TORGERSON, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/28/2010	DOCUMENT NO.: 247595 BOOK: 278M; PAGE: 75	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 6: LOTS 3, 4, 5, 6, 7, SE4NW4, E2SW4 SECTION 7: LOTS 1, 2 E2NW4 TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 1, 2 S2NE4, SE4 SECTION 12: NE4NE4

LSE-00638	SP-01	STEVEN TURNER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/8/2010	DOCUMENT NO.: 251767 BOOK: 292M; PAGE: 526	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00641	SP-01	KANDICE F. VANDENDRIESSCHE, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/23/2010	DOCUMENT NO.: 249409 BOOK: 284M; PAGE: 373	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00642	SP-01	JANET ROGERS VIGE, A DIVORCED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/8/2010	DOCUMENT NO.: 252854 BOOK: 296M; PAGE: 115	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 26: LOTS 7 (35.53), 8 (35.67)
SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)
SECTION 32: SE4
SECTION 34: NE4, E2NW4
SECTION 35: W2

LSE-00643	SP-01	TERRY VIGNAULT, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 249700 BOOK: 285M; PAGE: 488	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00644	SP-01	TIM D. STRAND, AS ATTORNEY-IN-FACT FOR DAN O. WAGNER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/2/2010	DOCUMENT NO.: 249415 BOOK: 284M; PAGE: 385	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00645	SP-01	JULIA FRANCES WATTERS, AKA JULIA WATTERS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/25/2010	DOCUMENT NO.: 247870 BOOK: 279M; PAGE: 40	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: S2NW4, SW4 SECTION 33: SW4 SECTION 34: SE4

LSE-00646	SP-01	JULIA FRANCES WATTERS, AKA JULIA WATTERS, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/14/2010	DOCUMENT NO.: 249095 BOOK: 283M; PAGE: 294	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2, 3, SW4NE4, SE4NW4, E2SW4, SE4 SECTION 5: LOTS 3 (39.54), 4 (39.64) SECTION 9: E2NW4, LESS A 2.50 ACRE TRACT IN THE NE4NW4 SECTION 12: SW4

LSE-00647	SP-01	JOHN MARK WAUGH, AS TRUSTEE OF THE JOHN MARK WAUGH TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/30/2011	DOCUMENT NO.: 257396 BOOK: 311M; PAGE: 346	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00648	SP-01	BARBARA GRAVES SHIMER, F/K/A BARBARA GRAVES, TRUSTEE OF THE DONALD J., RAY A. AND DAVID N. WEBER TRUST DATED DECEMBER 16, 1987	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/6/2011	DOCUMENT NO.: 254929 BOOK: 302M; PAGE: 590	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00649	SP-01	HUBERT ALOIS WEINBERGER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/18/2011	DOCUMENT NO.: 256940 BOOK: 309M; PAGE: 603	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 4: LOT 4, SW4NW4, W2SW4 LESS 5.25 ACRE IN SW4SW4 SECTION 12: NE4NE4, N2NW4, SW4NW4

LSE-00650	SP-01	TRACEY G. WELLMAN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/8/2010	DOCUMENT NO.: 251766 BOOK: 292M; PAGE: 524	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00651	SP-01	LOIS WELLS, AKA LOIS I. WELLS, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/2/2010	DOCUMENT NO.: 248124 BOOK: 279M; PAGE: 662	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4 , S2 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-00652	SP-01	RUTH WIGNESS, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249870 BOOK: 286M; PAGE: 175	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: E2SW4

LSE-00653	SP-01	STEVEN H. WILLIAMSON, SUCCESSOR TRUSTEE OF THE HU ANS ELAINE WILLIAMSON TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/11/2010	DOCUMENT NO.: 253734 BOOK: 298M; PAGE: 524	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00654	SP-01	WILLISTON STATE COLLEGE FOUNDATION	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/11/2010	DOCUMENT NO.: 254069 BOOK: 299M; PAGE: 645	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00655	SP-01	MICHAEL WILTFONG, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/30/2010	DOCUMENT NO.: 254282 BOOK: 300M; PAGE: 419	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00656	SP-01	RAY WILTFONG, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/19/2010	DOCUMENT NO.: 253733 BOOK: 298M; PAGE: 522	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00657	SP-01	JAMES G. WINGER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/8/2010	DOCUMENT NO.: 251352 BOOK: 291M; PAGE: 157	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00658	SP-01	MICHAEL G. WINGER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/8/2010	DOCUMENT NO.: 251353 BOOK: 291M; PAGE: 159	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00660	SP-01	WILLIAM J. WITHERSPOON, III, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/5/2010	DOCUMENT NO.: 249407 BOOK: 284M; PAGE: 369	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2

LSE-00661	SP-01	HENRY WUEBKER, AKA HENRY H. WUEBKER, A WIDOWER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/23/2010	DOCUMENT NO.: 251348 BOOK: 291M; PAGE: 149	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 4: LOTS 2, 3, 4, SW4NE4, S2NW4, W2SW4 LESS A 5.25 ACRE TRACT IN THE SW4SW4 MORE FULLY DESCRIBED IN BOOK 23, PAGE 431, E2SW4, SE4
SECTION 5: LOTS 3, 4
SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4 MORE FULLY DESCRIBED IN BOOK 36, PAGE 137
SECTION 12: SW4
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 32: S2NW4, SW4
SECTION 33: SW4
SECTION 34: SE4

LSE-00662	SP-01	YELLOWSTONE CONFERENCE OF THE UNITED METHODIST CHURCH OF BILLINGS, MONTANA A RELIGIOUS NON-PROFIT CORPORATION UNDER THE LAW OF MONTANA, FKA THE MONTANA CONFERENCE OF THE EVANGELICAL UNITED BRETHERN CHURCH	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/4/2010	DOCUMENT NO.: 247873 BOOK: 279M; PAGE: 46	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: NE4

LSE-00663	SP-01	ANN E. MONNIG, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2011	DOCUMENT NO.: 257200 BOOK: 310M; PAGE: 447	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00664	SP-01	CURTIS A. MONNIG, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2011	DOCUMENT NO.: 257393 BOOK: 311M; PAGE: 340	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00665	SP-01	DOUGLAS N. MONNIG, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2011	DOCUMENT NO.: 257394 BOOK: 311M; PAGE: 342	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00666	SP-01	JOSEPH T. MONNIG III, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2011	DOCUMENT NO.: 257391 BOOK: 311M; PAGE: 336	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00667	SP-01	MICHEL W. STEFONOWICZ, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/22/2011	DOCUMENT NO.: 257392 BOOK: 311M;PAGE: 338	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00668	SP-01	JOHN WESLEY REYNOLDS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/21/2011	DOCUMENT NO.: 257204 BOOK: 310M; PAGE: 456	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: SE4

LSE-00669	SP-01	PATTY JEAN ALEXANDER, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/21/2011	DOCUMENT NO.: 257203 BOOK: 310M; PAGE: 454	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: SE4

LSE-00670	SP-01	HOWARD L. REYNOLDS, A/K/A HOWARD LEON REYNOLDS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/21/2011	DOCUMENT NO.: 256939 BOOK: 309M; PAGE: 601	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: SE4

LSE-00671	SP-01	BYRON N. CARTER, ATTORNEY-IN-FACT FOR BERNICE CARTER, F/K/A BERNICE JOHNSON, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/6/2011	DOCUMENT NO.: 258164 BOOK: 313M; PAGE: 637	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4

LSE-00672	SP-01	LYNN WATKINS, TRUSTEE OF THE JOVAN DAWSON TRUST DATED AUGUST 28, 2009	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/3/2011	DOCUMENT NO.: 258143 BOOK: 313M; PAGE: 590	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00673	SP-01	JOHN K. MOSS, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/17/2011	DOCUMENT NO.: 257198 BOOK: 310M; PAGE: 439	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4, LESS 5.25 ACRE IN SW4SW4 SECTION 12: NE4NE4, N2NW4 , SW4NW4

LSE-00674	SP-01	GEORGE E. MOSS, JR. A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/17/2011	DOCUMENT NO.: 257202 BOOK: 310M; PAGE: 452	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4, LESS 5.25 ACRE IN SW4SW4 SECTION 12: NE4NE4, N2NW4 , SW4NW4

LSE-00675	SP-01	FRANK JEPPI, ROSINA DEWAR & NYDIA GOODE, TRUSTEES OF THE FRANK JEPPI BY-PASS TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/17/2011	DOCUMENT NO.: 257201 BOOK: 310M; PAGE: 449	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4, LESS 5.25 ACRE IN SW4SW4 SECTION 12: NE4NE4, N2NW4 , SW4NW4

LSE-00676	SP-01	DOROTHY B. ELLS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258155 BOOK: 313M; PAGE: 210	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: S2NE4, NW4NE4, SE4NW4 SECTION 13: N2NE4, SW4NE4, NW4, W2SW4 SECTION 14: SE4

LSE-00677	SP-01	FRANK DAVID ELSIK, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2011	DOCUMENT NO.: 257390 BOOK: 311M; PAGE: 334	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 14: SW4

LSE-00678	SP-01	FRANK DAVID ELSIK, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/20/2011	DOCUMENT NO.: 257959 BOOK: 313M; PAGE: 210	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 14: NW4

LSE-00682	WS-01	UNITED STATES DEPARTMENT OF INTERIOR BUREAU OF LAND MANAGEMENT NDM 95992	PLAYA OIL & GAS, LP	WILLIAMS	NORTH DAKOTA	9/1/2006	DOCUMENT NO.: 755331	TOWNSHIP 159 NORTH - RANGE 103 WEST SECTION 4: LOT2, LAKEBED RIPARIAN TO LOT 2

LSE-00785	SP-01	THOMAS DAWKINS, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/19/2011	DOCUMENT NO.: 257652 BOOK: 312M; PAGE: 211	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 14: W2

LSE-00786	SP-01	ALBERT DAWKINS	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/19/2011	DOCUMENT NO.: 257960 BOOK: 313M; PAGE: 212	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 14: W2

LSE-00787	SP-01	AMERICAN STATE BANK & TRUST CO. OF WILLISTON, TRUSTEE OF THE VERN & JUANITA NEFF MINERAL TRUST CREATED BY TRUST AGREEMENT DATED DECEMBER 1, 2010	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/10/2011	DOCUMENT NO.: 258151 BOOK: 313; PAGE: 611	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 13: NW4

LSE-00788	SP-01	LESLIE SYKES, TRUSTEE OF THE ROSALYN CULVER TRUST, DTD 9/10/2009	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/29/2011	DOCUMENT NO.: 258146 BOOK: 313M; PAGE: 600	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 14: NE4

LSE-00789	SP-01	BARBARA PETERSON, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/26/2011	DOCUMENT NO.: 257957 BOOK: 313M; PAGE: 206	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 2: SW4 SECTION 3: LOTS 1 (40.49), 2 (40.43), 3 (40.37), 4 (40.31), S2N2

LSE-00790	SP-01	CLIFFORD A. PETERSON AND PHYLLIS A. PETERSON, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/26/2011	DOCUMENT NO.: 257958 BOOK: 313M; PAGE: 208	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 2: SW4 SECTION 3: LOTS 1 (40.49), 2 (40.43), 3 (40.37), 4 (40.31), S2N2

LSE-00791	SP-01	LEE LEVIG, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/26/2011	DOCUMENT NO.: 258144 BOOK: 313M;PAGE: 593	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00792	SP-01	BOKF, NA, AS AGENT FOR U.S. BANK, N.A., TRUSTEE OF THE JACK D. SUKIN TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/9/2011	DOCUMENT NO.: 259347 BOOK: 317M; PAGE: 423	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4 LESS 5.25 ACRE IN SW4SW4

LSE-00793	SP-01	HENRY WUEBKER, AKA HENRY H. WUEBKER, A WIDOWER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/22/2011	DOCUMENT NO.: 258159 BOOK: 313M; PAGE: 627	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 14: W2

LSE-00794	WS-IN	JUDY L. BAKKE, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/3/2011	DOCUMENT NO.: 258152 BOOK: 313M; PAGE: 613	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 3 (39.62), 4 (39.66), S2NW4

LSE-00795	WS-IN	RONALD D. BAKKE, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/27/2011	DOCUMENT NO.: 257961 BOOK: 313M; PAGE: 214	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 3 (39.62), 4 (39.66), S2NW4

LSE-00796	WS-IN	JANICE BELANGER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/27/2011	DOCUMENT NO.: 257962 BOOK: 313M; PAGE: 216	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 3 (39.62), 4 (39.66), S2NW4

LSE-00797	WS-IN	BARRY GJESDAL, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/17/2011	DOCUMENT NO.: 258167 BOOK: 313M; PAGE: 643	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6:  LOTS 2 (39.88), 3 (39.93), 5 (36.38), SE4NW4, SW4NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 3 (39.70), 4 (39.58), SE4NE4
SECTION 10: LOT 4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 31: S2NE4, SE4
SECTION 32: S2SW4, NE4SW4, SW4SE4

LSE-00798	WS-IN	BRIAN GJESDAL, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/17/2011	DOCUMENT NO.: 258162 BOOK: 313M; PAGE: 633	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6:  LOTS 2 (39.88), 3 (39.93), 5 (36.38), SE4NW4, SW4NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 3 (39.70), 4 (39.58), SE4NE4
SECTION 10: LOT 4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 31: S2NE4, SE4
SECTION 32: S2SW4, NE4SW4, SW4SE4

LSE-00799	WS-IN	WAYNE GJESDAL, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/17/2011	DOCUMENT NO.: 258161 BOOK: 313M; PAGE: 631	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6:  LOTS 2 (39.88), 3 (39.93), 5 (36.38), SE4NW4, SW4NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 3 (39.70), 4 (39.58), SE4NE4
SECTION 10: LOT 4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 31: S2NE4, SE4
SECTION 32: S2SW4, NE4SW4, SW4SE4

LSE-00800	WS-IN	JUDITH GLASMANN, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/18/2011	DOCUMENT NO.: 257654 BOOK: 312M; PAGE: 215	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: SW4, W2SE4

LSE-00801	WS-IN	IMMANUEL LUTHERAN CHURCH	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/17/2011	DOCUMENT NO.: 258168 BOOK: 313M; PAGE: 645	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 8: W2NW4

LSE-00802	WS-IN	RENAE KENNEDY, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/17/2011	DOCUMENT NO.: 258166 BOOK: 313M; PAGE: 641	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6:  LOTS 2 (39.88), 3 (39.93), 5 (36.38), SE4NW4, SW4NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 3 (39.70), 4 (39.58), SE4NE4
SECTION 10: LOT 4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 31: S2NE4, SE4
SECTION 32: S2SW4, NE4SW4, SW4SE4

LSE-00803	SP-01	GLENN D. MOORE, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258165 BOOK: 313M; PAGE: 639	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 11: LOTS 1 (38.30), 2 (21.70), W2SE4

LSE-00803	WS	GLENN D. MOORE, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258165 BOOK: 313M; PAGE: 639	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: SE4

LSE-00804	WS-IN	SUE J. NELSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258163 BOOK: 313M; PAGE: 635	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 3 (39.62), 4 (39.66), S2NW4

LSE-00805	WS-IN	HUGH T. NIERENGARTEN, TRUSTEE OF THE EDWARD A. AND CATHERINE C. NIERENGARTEN REVOCABLE TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/18/2011	DOCUMENT NO.: 257657 BOOK: 312M; PAGE: 221	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: SW4, W2SE4

LSE-00806	WS-IN	JOYCE D. NORLIN AND ROBERT A. NORLIN AS TRUSTEES OF THE NORLIN FAMILY TRUST, DATED JUNE 20TH, 2000	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258154 BOOK: 313M; PAGE: 617	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 3 (39.62), 4 (39.66), S2NW4

LSE-00807	WS-IN	BARBARA A. PALMER AND ROGER PALMER, HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/27/2011	DOCUMENT NO.: 258156 BOOK: 313M; PAGE: 621	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 3 (39.62), 4 (39.66), S2NW4

LSE-00808	SP-01	R.A. RIVERS, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258157 BOOK: 313M; PAGE: 623	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 11: LOTS 1 (38.30), 2 (21.70), W2SE4

LSE-00808	WS	R.A. RIVERS, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258157 BOOK: 313M; PAGE: 623	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: SE4

LSE-00809	SP-01	LESLIE SYKES, TRUSTEE OF THE OIL AND GAS TRUST UNDER THE A.M. CULVER TRUST DTD 11/18/70	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/29/2011	DOCUMENT NO.: 258145 BOOK: 313M; PAGE: 597	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 14: NE4

LSE-00810	WS-IN	PATRICIA M. ROCKVAM AND KENNETH H. ROCKVAM, HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/18/2011	DOCUMENT NO.: 257656 BOOK: 313M; PAGE: 219	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: SW4, W2SE4

LSE-00811	WS-IN	RANDE D. SCOTT, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258153 BOOK: 313M; PAGE: 615	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 3 (39.62), 4 (39.66), S2NW4

LSE-00812	SP-01	DOROTHY SEIBOLD, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258150 BOOK: 313M; PAGE: 609	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 11: LOTS 1 (38.30), 2 (21.70), W2SE4

LSE-00812	WS	DOROTHY SEIBOLD, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258150 BOOK: 313M; PAGE: 609	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: SE4

LSE-00813	WS-IN	RACHEL WURTZ, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/17/2011	DOCUMENT NO.: 258160 BOOK: 313M; PAGE: 629	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6:  LOTS 2 (39.88), 3 (39.93), 5 (36.38), SE4NW4, SW4NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 3 (39.70), 4 (39.58), SE4NE4
SECTION 10: LOT 4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 31: S2NE4, SE4
SECTION 32: S2SW4, NE4SW4, SW4SE4

LSE-00814	SP-01	FRANK J. BAVENDICK, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/16/2011	DOCUMENT NO.: 258470 BOOK: 313M; PAGE: 649	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 14: NE4

LSE-00815	SP-01	LYLE LEVIG, JR., A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/11/2010	DOCUMENT NO.: 257655 BOOK: 312M; PAGE: 217	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00816	WS-01	UNITED STATES DEPARTMENT OF INTERIOR BUREAU OF LAND MANAGEMENT NDM 95993	PLAYA OIL & GAS, LP	WILLIAMS	NORTH DAKOTA	9/1/2006	DOCUMENT NO.: 755332	TOWNSHIP 159 NORTH - RANGE 103 WEST SECTION 9: W2NE4 SECTION 20: SE4 SECTION 25: NW4 SECTION 26: NE4

LSE-00817	WS-01	UNITED STATES DEPARTMENT OF INTERIOR BUREAU OF LAND MANAGEMENT NDM 95994	PLAYA OIL & GAS, LP	DIVIDE	NORTH DAKOTA	9/1/2006	DOCUMENT NO.: 269513 BOOK: 348M; PAGE: 651	TOWNSHIP 160 NORTH - RANGE 103 WEST SECTION 15: NW4SW4 W2NW4 SECTION 21: NE4NW4 SECTION 33: LOT 2 AND THE LAKEBED RIPARIAN TO LOT 2

LSE-00819	WS-IN	MARLENE OLSON ANDERSON, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	LYNX OIL COMPANY	DIVIDE	NORTH DAKOTA	3/1/2011	DOCUMENT NO.: 256805 BOOK: 309M; PAGE: 178	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOT 5 (36.96) SECTION 31: THE WEST 370 FEET OF THE SW4NE4

LSE-00820	WS-02; WS-03;	MARLENE OLSON ANDERSON, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	LYNX OIL COMPANY	DIVIDE	NORTH DAKOTA	3/1/2011	DOCUMENT NO.: 256804	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 30: S2SE4
SECTION 31: LOTS 1 (36.03), 2 (36.09), E2NW4, N2NE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 25: SE4
TOWNSHIP 164 NORTH - RANGE 102 WEST
SECTION 31: NW4NE4, S2NE4 LESS THE WEST 370 FEET OF THE SW4NE4, NE4NW4, E2SE4, LOT 1 (33.41)

LSE-00821	WS-IN	LINDA OLSON MCINTEER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	LYNX OIL COMPANY	DIVIDE	NORTH DAKOTA	3/1/2011	DOCUMENT NO.: 256801 BOOK: 309M; PAGE: 166	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOT 5 (36.96) SECTION 31: THE WEST 370 FEET OF THE SW4NE4

LSE-00822	WS-02; WS-03;	LINDA OLSON MCINTEER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	LYNX OIL COMPANY	DIVIDE	NORTH DAKOTA	6/19/2011	DOCUMENT NO.: 256802 BOOK: 309M; PAGE: 169	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 30: S2SE4 SECTION 31: LOTS 1 (36.03), 2 (36.09), E2NW4 , N2NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 25: SE4

LSE-00823	WS-03	MARVEL SETNESS, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/31/2011	DOCUMENT NO.:258475 BOOK: 314M; PAGE: 661	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 11: NE4, N2SE4, SW4SE4

LSE-00838	SP-01	ROSE HANSEN, TRUSTEE OF THE ROBERT H. HANSEN TRUST DATED 10-18-1989	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/14/2011	DOCUMENT NO.: 258883 BOOK: 316M; PAGE: 158	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00841	SP-01	JILL LUKE, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/27/2011	DOCUMENT NO.: 259060 BOOK: 316M; PAGE: 579	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00842	SP-01	KERIN KNIGHT, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/8/2011	DOCUMENT NO.: 258741 BOOK: 315M; PAGE: 568	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00843	SP-01	BEN LEROY CLARK, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/15/2011	DOCUMENT NO.: 258886 BOOK: 316M; PAGE: 164	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00844	SP-01	STEVEN HORSWELL, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/10/2011	DOCUMENT NO.: 258887 BOOK: 316M; PAGE: 166	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00845	SP-01	LINDA SUE O'DONNELL, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/15/2011	DOCUMENT NO.: 258889 BOOK: 316M; PAGE: 170	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00846	SP-01	SHARON PISESKI, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/10/2011	DOCUMENT NO.: 258888 BOOK: 316M; PAGE: 168	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00847	SP-01	CYNTHIA C. FOWLER, TRUSTEE OF THE COTTON 4 MINERAL TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/17/2011	DOCUMENT NO.: 258147 BOOK: 313M; PAGE: 603	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4 LESS 5.25 ACRE IN SW4SW4 SECTION 12: NE4NE4, N2NW4, SW4NW4

LSE-00848	SP-01	CYNTHIA C. FOWLER, TRUSTEE OF THE COTTON 6 MINERAL TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/17/2011	DOCUMENT NO.: 258148 BOOK: 313M; PAGE: 605	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4 LESS 5.25 ACRE IN SW4SW4 SECTION 12: NE4NE4, N2NW4, SW4NW4

LSE-00849	SP-01	SHARON DEATON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/15/2011	DOCUMENT NO.: 258891 BOOK: 316M; PAGE: 174	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00850	SP-01	KATHRYN M. GAMBLE, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/31/2011	DOCUMENT NO.: 259055 BOOK: 316M; PAGE: 569	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00851	SP-01	ANTON C. HARRIS, JR., A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/1/2011	DOCUMENT NO.: 258577 BOOK: 315M; PAGE: 127	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00852	SP-01	AMANDA HEGSTROM, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/9/2011	DOCUMENT NO.: 259057 BOOK: 316M; PAGE: 573	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00853	SP-01	JENNIFER HEGSTROM PRIVIA, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/9/2011	DOCUMENT NO.: 259059 BOOK: 316M; PAGE: 577	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00854	SP-01	ERICA HEGSTROM, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/9/2011	DOCUMENT NO.: 258890 BOOK: 316M; PAGE: 172	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00856	SP-01	JASON L. PALMER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/1/2011	DOCUMENT NO.: 259173 BOOK: 317M; PAGE: 45	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00857	SP-01	CHAD D. PALMER, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/1/2011	DOCUMENT NO.: 259058 BOOK: 316M; PAGE: 575	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00858	SP-01	RONDA S. PETERS, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/29/2011	DOCUMENT NO.: 259174 BOOK: 317M; PAGE: 47	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00859	SP-01	EDWARD JAMES HEGSTROM, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/9/2011	DOCUMENT NO.: 258575 BOOK: 315M; PAGE: 135	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00860	SP-01	JOHN RUSSELL HEGSTROM, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/9/2011	DOCUMENT NO.: 258740 BOOK: 315M; PAGE: 566	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00861	SP-01	MICHAEL WAYNE HEGSTROM, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/9/2011	DOCUMENT NO.: 258574 BOOK: 315M; PAGE: 133	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00862	SP-01	ANN LOUISE HEGSTROM, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/9/2011	DOCUMENT NO.: 258743 BOOK: 315M; PAGE: 572	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00863	SP-01	MARTIN G. MORANVILLE, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/8/2011	DOCUMENT NO.: 258885 BOOK: 316M; PAGE: 162	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00864	SP-01	LYNN ANDERSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/15/2011	DOCUMENT NO.: 259054 BOOK: 316M; PAGE: 567	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00865	SP-01	JULIE ELLEN HEGSTROM BEYERINK, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/9/2011	DOCUMENT NO.: 258882 BOOK: 316M; PAGE: 156	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00866	SP-01	RUSSELL W. STARRY, TRUSTEE OF THE RUSSELL AND LEAH STARRY LIVING TRUST 1992	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/1/2011	DOCUMENT NO.: 259053 BOOK: 316M; PAGE: 563	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00867	SP-01	KRAIG BROWER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/8/2011	DOCUMENT NO.: 258572 BOOK: 315M; PAGE: 129	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00868	SP-01	RICHARD D. CHAPMAN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/10/2011	DOCUMENT NO.: 25884 BOOK: 316M; PAGE: 160	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00869	WS-IN	MAVIS BALE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/22/2011	DOCUMENT NO.: 258874 BOOK: 316M; PAGE: 140	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOT 4 ALSO KNOWN AS LOT 6 (30.28) TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 25: LOTS 1 (38.79), 2 (38.94), 3 (39.08), 4 (39.23)

LSE-00870	WS-IN	MAVIS BALE, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/27/2011	DOCUMENT NO.: 258267 BOOK: 314M; PAGE: 257	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 11: NE4, N2SE4, SW4SE4

LSE-00872	WS-02	MARY LOU HEPPNER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/30/2011	DOCUMENT NO.: 258878 BOOK: 316M; PAGE: 148	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 31: LOTS 3 (36.15), 4 (36.21), E2SW4

LSE-00873	WS-02	IONE D. MULLINS	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/30/2011	DOCUMENT NO.: 259061 BOOK: 316M; PAGE: 581	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 31: LOTS 3 (36.15), 4 (36.21), E2SW4

LSE-00874	WS-02; WS-03;	DENNIS M. NIELSEN AND CYNTHIA NIELSON, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/6/2011	DOCUMENT NO.: 258473 BOOK: 314M; PAGE: 657	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: LOT 1 (23.80), SE4NE4, W2NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-00875	WS-02; WS-03;	GREGG D. NIELSEN, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/6/2011	DOCUMENT NO.: 258577 BOOK: 315M; PAGE: 139	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: LOT 1 (23.80), SE4NE4, W2NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-00876	WS-02; WS-03;	SUSAN C. OLSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/26/2011	DOCUMENT NO.: 258880 BOOK: 316M; PAGE: 152	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: LOT 1 (23.80), SE4NE4, W2NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-00878	WS-02	ODDLAUG WILLIAMS, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/30/2011	DOCUMENT NO.: 258876 BOOK: 316M; PAGE: 144	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 31: LOTS 3 (36.15), 4 (36.21), E2SW4

LSE-00879	WS-02	RAMONA MEDDERS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/30/2011	DOCUMENT NO.: 258877 BOOK: 316M; PAGE: 146	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 31: LOTS 3 (36.15), 4 (36.21), E2SW4

LSE-00880	WS-02; WS-03;	MORRIS NIELSEN, JR., A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/6/2011	DOCUMENT NO.: 258472 BOOK: 314M; PAGE: 655	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: LOT 1 (23.80), SE4NE4, W2NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-00881	WS-02; WS-03;	GARY E. NIELSEN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/6/2011	DOCUMENT NO.: 258471 BOOK: 314M; PAGE: 653	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: LOT 1 (23.80), SE4NE4, W2NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-00882	WS-IN	MARVEL SETNESS, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/22/2011	DOCUMENT NO.: 258875 BOOK: 316M; PAGE: 142	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOT 4 ALSO KNOWN AS LOT 6 (30.28) TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 25: LOTS 1 (38.79), 2 (38.94), 3 (39.08), 4 (39.23) SECTION 34: S2SE4

LSE-00883	WS-02; WS-03;	LOREN B. NIELSEN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/6/2011	DOCUMENT NO.: 258578 BOOK: 315M; PAGE: 141	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: LOT 1 (23.80), SE4NE4, W2NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-00884	SP-01	RED CROWN ROYALTIES LLC L33T-924458-09	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/1/2011	DOCUMENT NO.: 259959 BOOK: 319M; PAGE: 466	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00885	SP-01	MARILYN LEISSLER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/10/2011	DOCUMENT NO.: 258742 BOOK: 315M; PAGE: 570	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00886	WS-02	DALE EDLUND, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/30/2011	DOCUMENT NO.: 259062 BOOK: 316M; PAGE: 583	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 31: LOTS 3 (36.15), 4 (36.21), E2SW4

LSE-00889	WS-IN	JAMES GJESDAL, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/17/2011	DOCUMENT NO.: 258474 BOOK: 314M; PAGE: 659	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6:  LOTS 2 (39.88), 3 (39.93), 5 (36.38), SE4NW4, SW4NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 3 (39.70), 4 (39.58), SE4NE4
SECTION 10: LOT 4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 31: S2NE4, SE4
SECTION 32: S2SW4, NE4SW4, SW4SE4

LSE-00890	SP-01	MARILYN J. HAMMAN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/10/2011	DOCUMENT NO.: 259172 BOOK: 317M; PAGE: 43	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00891	SP-01	KEITH RIDNOUR, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/3/2011	MEMORANDUM RECORDED A DOCUMENT NO.: 259769 BOOK: 319M; PAGE: 34	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00893	WS-IN	A.V.M., INC.	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/29/2011	DOCUMENT NO.: 259353 BOOK: 317M; PAGE: 438	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: N2, N2S2

LSE-00894	WS-IN	LORRAINE G. JELLE AND JAMES R. JELLE, HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/19/2011	DOCUMENT NO.: 259352 BOOK: 317M; PAGE: 436	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-00895	WS-IN	ARTHUR SEAY, III, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/19/2011	DOCUMENT NO.: 259175 BOOK: 317M; PAGE: 49	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 6: LOTS 3 (39.89), 4 (33.84), 5 (34.11), 6 (34.33), 7 (34.57), E2SW4, SE4NW4 SECTION 7: LOTS 3 (34.85), 4 (34.93), NE4, E2SW4 SECTION 20: N2

LSE-00896	SP-01	GLORIA SELVOG, A/K/A GLORIA J. SELVOG, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/18/2011	DOCUMENT NO.: 259349 BOOK: 317M; PAGE: 430	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00899	SP-01	TRICIA L. PARKER SCANTLIN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/9/2011	DOCUMENT NO.: 258573 BOOK: 315M; PAGE: 131	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00906	WS-IN	RICHARD E. MARCUS, TRUSTEE OF THE BENJAMIN M. MARCUS TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/29/2011	DOCUMENT NO.: 259354 BOOK: 317M; PAGE: 440	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: N2, N2S2 SECTION 25: SW4 SECTION 26: ALL SECTION 27: LOTS 1 (23.87), 2 (23.59), 3 (23.33), 4 (23.05), E2 SECTION 35: E2

LSE-00907	WS-IN	NANCY A. BORCHERT, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/29/2011	DOCUMENT NO.: 259350 BOOK: 317M; PAGE: 432	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: N2, N2S2

LSE-00908	WS-IN	ROBERT JOHNSON POST, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/29/2011	DOCUMENT NO.: 259351 BOOK: 317M; PAGE: 434	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: N2, N2S2

LSE-00909	SP-01	HOLLY DOWE, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/1/2011	DOCUMENT NO: 259348 BOOK:317M; PAGE: 428	TOWNSHIP 163 NORTH - RANGE 99 WEST SECTION 7: LOTS 1, 2, E2NW4, NE4 TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00910	SP-01	J & L HUAPTMAN FAMILY PARTNERSHIP, A MONTANA GENERAL PARTNERSHIP	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/21/2011	DOCUMENT NO.: 260313 BOOK: 320M; PAGE: 403	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4 LESS 5.25 ACRE IN SW4SW4 SECTION 12: NE4NE4, N2NW4, SW4NW4

LSE-00911	SP-01	CLELL MCGUIGAN, A WIDOWER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/18/2011	DOCUMENT NO.: 259575 BOOK: 318M; PAGE: 250	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00912	WS-02; WS-03;	BRUCE BURNS, ALSO KNOWN AS BRUCE R. BURNS	LYNX OIL COMPANY	DIVIDE	NORTH DAKOTA	9/1/2011	DOCUMENT NO.: 260312 BOOK: 320M; PAGE: 400	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 30: S2SE4 SECTION 31: LOTS 1 (36.03), 2 (36.09), E2NW4 , N2NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 25: SE4

LSE-00913	WS-IN	LINDA OLSON MCINTEER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	LYNX OIL COMPANY	DIVIDE	NORTH DAKOTA	9/21/2011	DOCUMENT NO.: 256803 BOOK: 309M; PAGE: 172	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 31: NW4NE4, S2NE4, LESS THE WEST 370 FEET OF THE SW4NE4, NE4NW4, LOT 1(33.41), E2SE4

LSE-00914	WS-IN	RUTH A. RASMUSSEN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/22/2011	DOCUMENT NO.: 259577 BOOK: 318M; PAGE: 254	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-00915	WS-IN	DEBORA SCHIEFFER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/17/2011	DOCUMENT NO.: 258266 BOOK: 314M; PAGE: 255	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6:  LOTS 2 (39.88), 3 (39.93), 5 (36.38), SE4NW4, SW4NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 3 (39.70), 4 (39.58), SE4NE4
SECTION 10: LOT 4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 31: S2NE4, SE4
SECTION 32: S2SW4, NE4SW4, SW4SE4

LSE-00916	WS-02; WS-03;	ROBBIN ROMERO, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/6/2011	DOCUMENT NO.: 258879 BOOK: 316M; PAGE: 150	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: LOT 1 (23.80), SE4NE4, W2NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-00917	WS-02; WS-03;	SUSAN SAUVAGEAU, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/6/2011	DOCUMENT NO.: 258745 BOOK: 315M; PAGE: 576	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: LOT 1 (23.80), SE4NE4, W2NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-00918	SP-01	GARY L. MORANVILLE, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/13/2011	DOCUMENT NO.: 259576 BOOK: 318M; PAGE: 252	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00919	WS-01	DERBY ENERGY, LLC	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/26/2011	DOCUMENT NO.: 262075 BOOK: 325; PAGE: 571	TOWNSHIP 160 NORTH - RANGE 103 WEST SECTION 17: S2 SECTION 19: LOTS 3, 4, E2SE4

LSE-00920	WS-02; WS-03;	LARMON HAUGEN, A MARRIED MAN DEALING WITH HIS SOLE AND SEPARATE PROPERTY	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/1/2011	DOCUMENT NO.: 260889 BOOK: 322M; PAGE: 235	TOWNSHIP 161 NORTH - RANGE 103 WEST
SECTION 14: N2NW4
SECTION 15: NE4, N2SE4
TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 18: SE4
SECTION 24:   SW4SW4, N2SW4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 1 (34.71), 2 (34.79), E2NW4, SE4
SECTION 17: S2NW4, N2SW4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 3, SE4NW4, E2SW4, SE4
SECTION 2: E2SW4, W2SE4
SECTION 12: NE4
TOWNSHIP 164 NORTH - RANGE 103 WEST
SECTION 26: LOT 5 (37.67)
SECTION 35: E2NW4 , NE4NE4 , N2SW4, W2NE4

LSE-00921	SP-01	TOD G. MALECKAR, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/29/2011	DOCUMENT NO.: 260465 BOOK: 321M; PAGE: 37	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: SE4

LSE-00922	SP-01	JANET L. SKADELAND, PERSONAL REPRESENTATIVE OF THE ESTATE OF DONN SKADELAND, DECEASED	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/29/2011	DOCUMENT NO.: 260314 BOOK: 320M; PAGE: 405	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: SE4

LSE-00923	SP-01	MARSHALL K. TANGEDAL, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/31/2011	DOCUMENT NO.: 262584 BOOK: 327M; PAGE: 360	TOWNSHIP 163 NORTH - RANGE 102 WEST SEC 1: LOTS 1 (40.02), 2 (40.08), 3 (40.12), 4 (40.18), S2N2, SE4 SEC 11: SW4

LSE-00924	WS-02; WS-03;	LARMON HAUGEN, SUCCESSOR TRUSTEE OF THE GREGORY O. HAUGEN REVOCABLE TRUST CREATED ON MARCH 17, 1998	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/1/2011	DOCUMENT NO.: 260888 BOOK: 322M; PAGE: 233	TOWNSHIP 161 NORTH - RANGE 103 WEST
SECTION 14: N2NW4
SECTION 15: NE4, N2SE4
TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 18: SE4
SECTION 24:   SW4SW4, N2SW4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 1 (34.71), 2 (34.79), E2NW4, SE4
SECTION 17: S2NW4, N2SW4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 3, SE4NW4, E2SW4, SE4
SECTION 2: E2SW4, W2SE4
SECTION 12: NE4
TOWNSHIP 164 NORTH - RANGE 103 WEST
SECTION 26: LOT 5 (37.67)
SECTION 35: E2NW4 , NE4NE4 , N2SW4, W2NE4

LSE-00925	WS-IN	MURIELLE TANGEDAL, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/28/2011	DOCUMENT NO.: 260887 BOOK: 322m; PAGE: 231	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 15: LOTS 1 (22.30), 2 (22.19)

LSE-00926	SP-01	MURIELLE TANGEDAL, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/28/2011	DOCUMENT NO.: 260886 BOOK: 322; PAGE: 229	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 4: LOTS 3 (39.81), 4 (39.61), SW4, W2SE4 SECTION 11: NW4

LSE-00926	WS-03	MURIELLE TANGEDAL, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/28/2011	DOCUMENT NO.: 260886 BOOK: 322M; PAGE: 229	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 1 (39.54), 2 (39.58)

LSE-00927	SP-01	MURIELLE TANGEDAL, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/28/2011	DOCUMENT NO.: 260885 BOOK: 322M; PAGE: 227	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 164 NORTH - RANGE 102 WEST SEC 28: LOTS 1 (39.70), 2 (39.56), 3 (39.44), 4 (39.30) SEC 33: NE4, W2, W2SE4

LSE-00927	WS-03	MURIELLE TANGEDAL, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/28/2011	DOCUMENT NO.: 260885 BOOK: 322M; PAGE: 227	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 164 NORTH - RANGE 102 WEST SEC 29: LOTS 1 (39.20), 2 (39.11) SEC 32: N2NE4, SE4NE4, SW4NW4, S2

LSE-00960	WS-03	ARCHIE AND ELAINE KRESS, LLLP	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/1/2011	DOCUMENT NO.: 260883 BOOK: 322M; PAGE: 223	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4

LSE-00961	WS-IN	ARCHIE AND ELAINE KRESS, LLLP	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/1/2011	DOCUMENT NO.: 260884 BOOK: 322M; PAGE: 225	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 29: NW4SW4, N2SW4SW4, SE4SW4SW4 SECTION 30: SE4

LSE-00962	WS-IN	RUSSELL E. KRESS AND DONNA M. KRES, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/1/2011	DOCUMENT NO.: 260880 BOOK: 322M; PAGE: 217	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: S2SE4

LSE-00963	WS-IN	RUSSELL E. KRESS AND DONNA M. KRES, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/1/2011	DOCUMENT NO.: 260881 BOOK: 322M; PAGE: 219	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 29: NW4SW4, N2SW4SW4, SE4SW4SW4 SECTION 30: SE4

LSE-00964	SP-01	ELEANOR T. STUCKEY, TRUSTEE OF THE STUCKEY TRUST DATED NOVEMBER 4TH, 1991	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/31/2011	DOCUMENT NO.: 261079 BOOK: 322M; PAGE: 605	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 4: LOTS 3 (39.81), 4 (39.61), SW4, W2SE4 SECTION 11: NW4

LSE-00964	WS-03	ELEANOR T. STUCKEY, TRUSTEE OF THE STUCKEY TRUST DATED NOVEMBER 4TH, 1991	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/31/2011	DOCUMENT NO.: 261079 BOOK: 322M; PAGE: 605	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 1 (39.54), 2 (39.58)

LSE-00965	SP-01	ELEANOR T. STUCKEY, TRUSTEE OF THE STUCKEY TRUST DATED NOVEMBER 4TH, 1991	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/31/2011	DOCUMENT NO.: 261078 BOOK: 322M; PAGE: 603	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 164 NORTH - RANGE 102 WEST SEC 28: LOTS 1 (39.70), 2 (39.56), 3 (39.44), 4 (39.30) SEC 33: NE4, W2, W2SE4

LSE-00965	WS-03	ELEANOR T. STUCKEY, TRUSTEE OF THE STUCKEY TRUST DATED NOVEMBER 4TH, 1991	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/31/2011	DOCUMENT NO.: 261078 BOOK: 322M; PAGE: 603	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 164 NORTH - RANGE 102 WEST SEC 29: LOTS 1 (39.20), 2 (39.11) SEC 32: N2NE4, SE4NE4, SW4NW4, S2

LSE-00966	SP-01	ELIZABETH J. LIPPMANN ESSIG, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/19/2011	DOCUMENT NO.: 260675 BOOK: 321M; PAGE: 498	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: N2NW4, SW4NW4

LSE-00967	SP-01	ROMAN CATHOLIC BISHOP OF THE DIOCESE OF GREAT FALLS-BILLINGS, MONTANA, FORMERLY THE DIOCESE OF GREAT FALLS, MONTANA, A CORPORATION SOLE, FBO BILLINGS CATHOLIC SCHOOLS, BILLINGS, MONTANA, FOR USE AND BENEFIT OF ST. FRANCES PRIMARY SCHOOL, FORMERLY HOLY ROSARY PARISH SCHOOL, OUR LADY LOURDES PARISH, GREAT FALLS, MONTANA, FOR USE AND BENEFIT OF ITS AFFILIATED SCHOOL, HOLY SPIRIT PARISH, FORMERLY KNOWN AS HOLY FAMILY PARISH, GREAT FALLS, MONTANA, FOR USE AND BENEFIT OF ITS AFFILIATED SCHOOL; AND BILLINGS CATHOLIC SCHOOLS FOUNDATION, FORMERLY THE BILLINGS AREA CATHOLIC EDUCATION TRUST, ("BACET"), BILLINGS, MONTANA, FOR USE AND BENEFIT OF THE BACET ENDOWMENT TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/3/2011	DOCUMENT NO.: 260676 BOOK: 321M; PAGE: 500	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4 LESS 5.25 ACRE IN SW4SW4

LSE-00968	WS-03	ROSS ERIKSMOEN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/1/2011	DOCUMENT NO.: 261075 BOOK: 322M; PAGE: 597	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4

LSE-00969	WS-03	WAYNE R. ERIKSMOEN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/7/2011	DOCUMENT NO.: 261071 BOOK: 322M; PAGE: 589	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4

LSE-00970	WS-03	ELLEN M. GRINDELAND, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/1/2011	DOCUMENT NO.: 261076 BOOK: 322M; PAGE: 599	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4

LSE-00971	WS-02	ROBERT C. HAAGENSON AND SANDRA K. HAAGENSON, TRUSTEES OF THE HAAGENSON FAMILY MINERAL TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/26/2011	DOCUMENT NO.: 260834 BOOK: 322M; PAGE: 145	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 21: SE4

LSE-00972	WS-02	DONALD E. HAAGENSON, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/26/2011	DOCUMENT NO.: 260835 BOOK: 322; PAGE: 147	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: SE4

LSE-00973	SP-01	WILLISTON PROJECTS, INC	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/16/2011	DOCUMENT NO.: 262076 BOOK: 325M; PAGE: 575	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 12: NE4NE4, N2NW4, SW4NW4

LSE-00974	SP-01	LINDA PETROLEUM COMPANY	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/16/2011	DOCUMENT NO.: 262077 BOOK: 325M; PAGE: 578	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 12: NE4NE4, N2NW4, SW4NW4

LSE-00975	SP-01	JOHN R. LIPPMANN, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/26/2011	DOCUMENT NO.: 261620 BOOK: 324M; PAGE: 396	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 12: NE4NE4, N2NW4, SW4NW4

LSE-00976	SP-01	PHILLIP C. NEILSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/5/2011	DOCUMENT NO.: 260879 BOOK: 322M; PAGE: 215	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00977	WS-03	ERIK R. ANDERSON, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/22/2011	DOCUMENT NO.: 261358 BOOK: 323M; PAGE: 500	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4

LSE-00978	WS-IN	DOUGLAS KRESS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/2/2011	DOCUMENT NO.: 261074 BOOK: 322M; PAGE: 595	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4 TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOT 4 A/K/A LOT 6 A/K/A SW4SW4

LSE-00979	WS-IN	MICHAEL KRESS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/2/2011	DOCUMENT NO.: 261073 BOOK: 322M; PAGE: 593	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4 TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOT 4 A/K/A LOT 6 A/K/A SW4SW4

LSE-00980	WS-IN	ROBERT KRESS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/2/2011	DOCUMENT NO.: 261072 BOOK: 322M; PAGE: 591	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4 TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOT 4 A/K/A LOT 6 A/K/A SW4SW4

LSE-00981	WS-03	CAMMY J. LIEN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/3/2011	DOCUMENT NO.: 261356 BOOK: 323M; PAGE: 496	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4

LSE-00982	WS-03	GARY G. SCHEFF, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/3/2011	DOCUMENT NO.: 261355 BOOK: 323M; PAGE: 494	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4

LSE-00983	WS-03	GREG G. SCHEFF, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/3/2011	DOCUMENT NO.: 261357 BOOK: 323M; PAGE: 498	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4

LSE-00984	SP-01	LEROY J. GREENSHIELDS AND PEGGY L. GREENSHIELDS, A/K/A PEGGY GREENSHIELDS, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/23/2011	DOCUMENT NO.: 261354 BOOK: 323M; PAGE: 492	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 4: LOTS 2, 3, 4, SW4NE4, S2NW4, W2SW4 LESS A 5.25 ACRE TRACT IN THE SW4SW4, SE4
SECTION 5: LOTS 3, 4
SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4
SECTION 12: SW4

LSE-00985	SP-01	LEROY J. GREENSHIELDS AND PEGGY L. GREENSHIELDS, A/K/A PEGGY GREENSHIELDS, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/23/2011	DOCUMENT NO.: 261353 BOOK: 323; PAGE: 490	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: S2NW4, SW4 SECTION 33: SW4 SECTION 34: SE4

LSE-00986	WS-IN	RUSSELL E. KRESS AND DONNA M. KRES, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/28/2011	DOCUMENT NO.: 262073 BOOK: 325M; PAGE: 567	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: NE4SE4

LSE-00987	SP-01	CRAIG W. DENNIS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/8/2011	DOCUMENT NO.: 261823 BOOK: 325M; PAGE: 87	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00988	SP-01	ONNHI, INC	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/28/2011	DOCUMENT NO.: 262078 BOOK: 325M; PAGE: 581	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-00995	SP-01	WILLIAM A. DENNIS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/8/2011	DOCUMENT NO.: 261824 BOOK: 325M; PAGE: 89	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00996	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00133	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268266 BOOK: 345M; PAGE: 126	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: SE4

LSE-00997	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00134	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268268 BOOK: 345M; PAGE: 130	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: E2SW4

LSE-00998	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00135	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268269 BOOK: 345M; PAGE: 132	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 5: LOTS 3 (39.54), 4 (39.64)

LSE-00999	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00136	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268270 BOOK: 345M; PAGE: 134	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: E2NW4

LSE-01000	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00137	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268271 BOOK: 345M; PAGE: 136	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SW4

LSE-01001	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00138	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268272 BOOK: 345M; PAGE: 138	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 16: NE4

LSE-01002	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00139	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268273 BOOK: 345M; PAGE: 140	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 16: NW4

LSE-01003	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00140	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268274 BOOK: 345M; PAGE: 142	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 16: SE4

LSE-01004	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00141	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268275 BOOK: 345M; PAGE: 144	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 16: SW4

LSE-01005	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00142	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268276 BOOK: 345M; PAGE: 146	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 20: E2NE4

LSE-01006	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00143	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268277 BOOK: 345M; PAGE: 148	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 21: NW4

LSE-01007	WS-02	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00148	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268278 BOOK: 345M; PAGE: 150	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 30: S2SE4

LSE-01008	WS-02	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00149	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268279 BOOK: 345M; PAGE: 152	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 31: N2NE4

LSE-01009	WS-02	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00150	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268280 BOOK: 345M; PAGE: 154	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 31: E2NW4, LOTS 1 (36.03), 2 (36.09)

LSE-01010	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00151	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268281 BOOK: 345M; PAGE: 156	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 36: NE4

LSE-01011	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00152	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268282 BOOK: 345M; PAGE: 158	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 36: NW4

LSE-01012	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00153	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268283 BOOK: 345M; PAGE: 160	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 36: SE4

LSE-01013	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00154	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268284 BOOK: 345M; PAGE: 162	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 36: SW4

LSE-01014	WS-IN	GORDON LEE STUBBE, AND BOYD A. STUBBE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/1/2011	DOCUMENT NO.: 261621 BOOK: 324M; PAGE: 398	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: S2SE4

LSE-01017	WS-IN	NEDRA CORNELL, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/16/2012	DOCUMENT NO.: 263726 BOOK: 331M; PAGE: 24	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01018	WS-IN	MARY DAHL, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/5/2012	DOCUMENT NO.: 263016 BOOK: 328M; PAGE: 635	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01019	WS-IN	SHAWN FRANSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/6/2012	DOCUMENT NO.: 263228 BOOK: 329M; PAGE: 442	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01020	WS-IN	VANG FRANSON, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/6/2012	DOCUMENT NO.: 263227 BOOK: 329M; PAGE: 440	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01021	SP-01	LUELLA M. BOSS, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/21/2012	DOCUMENT NO.: 263470 BOOK: 330M; PAGE: 250	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: N2

LSE-01023	SP-01	BRP LLC	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	4/6/2012	DOCUMENT NO.: 264473 BOOK: 333M; PAGE: 84	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NW4

LSE-01024	WS-IN	JAY A. LARSEN, A/K/A JAY LARSEN AND BRENDA J. LARSEN, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/24/2012	DOCUMENT NO.: 263226 BOOK: 329M; PAGE: 438	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01025	WS-IN	DAVID L. VERPLOEGEN, EXECUTOR OF THE ESTATE OF OPAL VERPLOEGEN, DECEASED	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/19/2012	DOCUMENT NO.: 263471 BOOK: 330M; PAGE: 255	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01026	WS-IN	HELEN WICHERN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/6/2012	DOCUMENT NO.: 263015 BOOK: 328M; PAGE: 633	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01028	SP-01	JON WILTFONG	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/21/2012	DOCUMENT NO.: 263225 BOOK: 329M; PAGE: 436	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-01042	SP-01	AGRIBANK, FCB	MATT L. LAWRENCE	DIVIDE	NORTH DAKOTA	5/31/2011	DOCUMENT NO.: 258353 BOOK: 314M; PAGE: 413	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 34: N2NW4

LSE-01043	SP-01	AGRIBANK, FCB	MATT L. LAWRENCE	DIVIDE	NORTH DAKOTA	5/31/2011	DOCUMENT NO.: 258354 BOOK: 314M; PAGE: 416	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 27: LOTS 5 (37.62), 6 (37.72), 7 (37.80), 8 (37.90)

LSE-01049	WS-02;	FRAN OLIN AND FRED OLIN, HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/22/2012	DOCUMENT NO.: 263727 BOOK: 331M; PAGE: 26	TOWNSHIP 161 NORTH - RANGE 103 WEST SECTION 22: SE4 TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 10: E2 SECTION 14: SE4

LSE-01050	WS-02;	PETRA SCHMIDT, ATTORNEY-IN-FACT FOR DOROTHY WEAVER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/22/2012	DOCUMENT NO.: 263728 BOOK: 331M; PAGE: 30	TOWNSHIP 161 NORTH - RANGE 103 WEST SECTION 22: SE4 TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 2: SW4 SECTION 3: SE4 TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 10: E2 SECTION 14: SE4

LSE-01053	WS-02;	RALPH DEMKO, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/17/2012	DOCUMENT NO.: 262849 BOOK: 328M; PAGE: 381	TOWNSHIP 161 NORTH - RANGE 103 WEST SECTION 22: SE4 TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 10: E2 SECTION 14: SE4

LSE-01054	WS-02;	DIANNE K. WIGNESS CUMMINGS AND ROBERT CUMMINGS, INDIVIDUALLY AND AS HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/23/2012	DOCUMENT NO.: 263904 BOOK: 331M; PAGE: 291	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 6: SE4

LSE-01056	SP-01	HERINGER/HERCO MINERALS, LLC, A MONTANA LIMITED LIABILTY COMPANY	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/6/2012	DOCUMENT NO.: 264808 BOOK: 334M; PAGE: 110	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4 LESS 5.25 ACRE IN SW4SW4

LSE-01057	WS-02;	RICHARD O. WIGNESS AND CAROL J. WIGNESS, INDIVIDUALLY AND AS HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/23/2012	DOCUMENT NO.: 263905 BOOK: 331M; PAGE: 293	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 6: SE4

LSE-01061	WS-IN	DALE FRANSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/6/2012	DOCUMENT NO.: 263229 BOOK: 329M; PAGE: 444	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01062	WS-IN	JAMES FRANSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/6/2012	DOCUMENT NO.: 263231 BOOK: 329M PAGE: 448	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01063	WS-IN	STEVEN M. FRANSON, A WIDOWER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/6/2012	DOCUMENT NO.: 263233 BOOK: 329M PAGE: 452	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01064	WS-IN	RODNEY PAUL JORGENSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/23/2012	DOCUMENT NO.: 263017 BOOK: 328M PAGE: 637	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01065	WS-IN	TOMMY EDWARD JORGENSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/2/2012	DOCUMENT NO.: 262672 BOOK: 327M PAGE: 468	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01066	WS-IN	KATHLEEN KIHLE, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/24/2012	DOCUMENT NO.: 263232 BOOK: 329M PAGE: 450	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01067	WS-IN	ARCHIE AND ELAINE KRESS, LLLP.	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/27/2011	DOCUMENT NO.: 262074 BOOK: 325M PAGE: 569	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: NE4SE4

LSE-01068	WS-IN	TINA MOE, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/23/2012	DOCUMENT NO.: 263019 BOOK: 328M PAGE: 641	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01069	WS-IN	SUE PULLIAM, A/K/A SUE ANN PULLIAM, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/23/2012	DOCUMENT NO.: 263018 BOOK: 328M PAGE: 639	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01070	WS-IN	ARLENE SCHECKLER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/6/2012	DOCUMENT NO.: 263230 BOOK: 329M PAGE: 446	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01071	SP-01	ALLEN L. KJOS AND ROSEMARY KJOS, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/16/2012	RE-RECORDED DOCUMENT NO.: 267055 BOOK: 341M PAGE: 174 DOCUMENT NO.: 263903 BOOK: 331M PAGE: 289	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 10: N2

LSE-01072	WS-03	GEORGE STEELE, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/1/2012	DOCUMENT NO.: 264250 BOOK: 332M PAGE: 359	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 20: SW4

LSE-01075	SP-01	WILLIAM J. BROWN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/26/2012	DOCUMENT NO.: 265382 BOOK: 335M PAGE: 697	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 25: LOT 4 (39.49) SECTION 26: LOTS 1 (39.47), 2 (39.45), 3 (39.43), 4 (39.41)

LSE-01076	SP-01	DON NEGAARD	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/25/2012	DOCUMENT NO.: 265022 BOOK: 334M PAGE: 652	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 25: LOT 4 (39.49) SECTION 26: LOTS 1 (39.47), 2 (39.45), 3 (39.43), 4 (39.41)

LSE-01077	SP-01	JENNIFER L. HUNTER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/25/2012	DOCUMENT NO.: 265023 BOOK: 334M PAGE: 654	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 25: LOT 4 (39.49) SECTION 26: LOTS 1 (39.47), 2 (39.45), 3 (39.43), 4 (39.41)

LSE-01078	SP-01	SHELLY A. THOMPSON, F/K/A SHELLY A. TANGEDAL AND CRAIG A. THOMPSON, INDIVIDUALLY AS HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/9/2012	DOCUMENT NO.: 265383 BOOK: 335M PAGE: 699	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 1: SW4 SECTION 2: LOTS 1 (40.24), 2 (40.32), 3 (40.40), 4 (40.48), S2N2, SE4

LSE-01079	SP-01	TIM METZ, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/22/2012	DOCUMENT NO.: 265025 BOOK: 334M PAGE: 658	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-01080	SP-01	MHM RESOURCES LP	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/6/2012	MEMORANDUM OF OIL AND GAS LEASE DOCUMENT NO.: 265994 BOOK: 338M PAGE: 79	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SE4

LSE-01081	SP-01	RICHARD C. TANGEDAL, TRUSTEE OF THE TANGEDAL FAMILY LIVING TRUST, DATED MARCH 18, 1999	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/17/2012	DOCUMENT NO.: 265614 BOOK: 336M PAGE: 546	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 33: W2SE4

LSE-01082	SP-01	NORMAN TANGEDAL, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/17/2012	DOCUMENT NO.: 265616 BOOK: 336M PAGE: 550	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 4:  LOTS 3 (39.81), 4 (39.61), SW4, W2SE4
SECTION 11: NW4
TOWNSHIP 164 NORTH - RANGE 102 WEST
SECTION 28: LOTS 1 (39.70), 2 (39.56), 3 (39.44), 4 (39.30)
SECTION 33: NE4, W2, W2SE4

LSE-01084	WS-IN	NORMAN TANGEDAL, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/7/2012	DOCUMENT NO.: 265633 BOOK: 336M PAGE: 584	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 1 (39.54), 2 (39.58) TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 1 (39.20), 2 (39.11) SECTION 32: S2, SE4NE4 , SW4NW4, N2NE4

LSE-01085	WS-IN	GUY JENSEN, A/K/A GUY JENSON, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/13/2012	DOCUMENT NO.: 265021 BOOK: 334M PAGE: 650	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01086	SP-01	CHARLES A. BRINK, JR., A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/15/2012	DOCUMENT NO.: 265024 BOOK: 334M PAGE: 656	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-01087	SP-01	JOHN R. MORAN, JR., MARGARET L. TOAL AND WELLS FARGO BANK, N.A. FORMERLY KNOWN AS FIRST INTERSTATE BANK OF DENVER, AS TRUSTEES OF THE TRUST FOR THE HILL FOUNDATION	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/25/2012	DOCUMENT NO.: 265609 BOOK: 336M PAGE: 532	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-01088	SP-01	BARBARA BARGSTEN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/17/2012	DOCUMENT NO.: 264624 BOOK: 333M PAGE: 420	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SE4 SECTION 34: SW4

LSE-01089	WS-03	FORTIN ENTERPRISES, INC.	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/2/2012	DOCUMENT NO.: 264413 BOOK: 332M PAGE: 640	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 31: LOTS 1, 2, 3, 4, E2W2

LSE-01090	SP-01	ONNHI, INC	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/6/2012	DOCUMENT NO.: 264414 BOOK: 332M PAGE: 642	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-01091	WS-IN	UNITED STATES DEPARTMENT OF INTERIOR BUREAU OF LAND MANAGEMENT NDM 96118	BOBBY L. JARRETT	DIVIDE	NORTH DAKOTA	11/1/2006	DOCUMENT NO.: 269511 BOOK: 348M PAGE: 640	TOWNSHIP 164 NORTH - RANGE 103 WEST
SECTION 26: A 60 FOOT STRIP ALONG THE U.S. CANADA BORDER ADJACENT TO LOT 5, 6, 7, 8 CONTAINING 7.28 ACRES
SECTION 27: A 60 FOOT STRIP ALONG THE U.S. CANADA BORDER ADJACENT TO LOTS 4, 5, 6 CONTAINING 4.73 ACRES

LSE-01092	SP-01	UNITED STATES DEPARTMENT OF INTERIOR BUREAU OF LAND MANAGEMENT NDM 96119	BOBBY L. JARRETT	DIVIDE	NORTH DAKOTA	11/1/2006	DOCUMENT NO.: 269507 BOOK: 348M PAGE: 619	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS
TOWNSHIP 164 NORTH - RANGE 102 WEST
SECTION 27: A 60 FOOT STRIP ALONG THE US CANADA BORDER ADJACENT TO LOTS 5, 6, 7, 8 CONTAINING 7.28 ACRES
SECTION 28: A 60 FOOT STRIP ALONG THE U.S. CANADA BORDER ADJACENT TO LOT 5 CONTAINING 1.82 ACRES

LSE-01092	WS-03	UNITED STATES DEPARTMENT OF INTERIOR BUREAU OF LAND MANAGEMENT NDM 96119	BOBBY L. JARRETT	DIVIDE	NORTH DAKOTA	11/1/2006	DOCUMENT NO.: 269507 BOOK: 348M PAGE: 619	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: A 60 FOOT STRIP ALONG THE U.S. CANADA BORDER ADJACENT TO LOT 5 CONTAINING 1.82 ACRES

LSE-01093	SP-01	UNITED STATES DEPARTMENT OF INTERIOR BUREAU OF LAND MANAGEMENT NDM 96120	BOBBY L. JARRETT	DIVIDE	NORTH DAKOTA	11/1/2006	DOCUMENT NO.: 269509 BOOK: 348M PAGE: 629	TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 26: A 60 FOOT STRIP ALONG THE U.S. CANADA BORDER ADJACENT TO LOTS 5, 6, 7, 8 CONTAINING 7.28 ACRES
SECTION 27: A 60 FOOT STRIP ALONG THE U.S. CANADA BORDER ADJACENT TO LOTS 5, 6, 7, 8 CONTAINING 7.28 ACRES
SECTION 28: A 60 FOOT STRIP ALONG THE U.S. CANADA BORDER ADJACENT TO LOT 5 CONTAINING 1.82  ACRES
SECTION 29: A 60 FOOT STRIP ALONG THE U.S. CANADA BORDER ADJACENT TO LOT 5, 6, 7 CONTAINING 5.46 ACRES

LSE-01094	WS-IN	SCOTT SYME, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/10/2012	DOCUMENT NO.: 266335 BOOK: 339M PAGE: 182	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-01095	WS-IN	VERNON EKNESS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/23/2012	DOCUMENT NO.: 265875 BOOK: 337M PAGE: 440	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 6: LOTS 1 (39.72), 2 (39.81), S2NE4, SE4

LSE-01096	SP-01	ONNHI, INC	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/17/2012	DOCUMENT NO: 265876 BOOK: 337M PAGE: 442	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SE4 SECTION 34: SW4

LSE-01097	SP-01	ROBERT PERRY BROWN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/26/2012	DOCUMENT NO.: 265380 BOOK: 335M PAGE: 693	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 25: LOT 4 (39.49) SECTION 26: LOTS 1 (39.47), 2 (39.45), 3 (39.43), 4 (39.41)

LSE-01098	SP-01	PATRICIA A. TANGEDAL, INDIVIDUALLY AND AS SOLE HEIR OF DONALD K. TANGEDAL, A/K/A DONALD TANGEDAL	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/17/2012	DOCUMENT NO.: 265610 BOOK: 336M PAGE: 538	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 1: SW4
SECTION 2: LOTS 1 (40.24), 2 (40.32), 3 (40.40), 4 (40.48), S2N2, SE4 LESS A 1.00 ACRE TRACT
SECTION 4: LOTS 3 (39.81), 4 (39.61), SW4, W2SE4
SECTION 11: NW4
TOWNSHIP 164 NORTH - RANGE 102 WEST
SECTION 28: LOTS 1 (39.70), 2 (39.56), 3 (39.44), 4 (39.30)
SECTION 33: NE4, W2, W2SE4

LSE-01099	SP-01	MURIELLE TANGEDAL, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/13/2012	DOCUMENT NO.: 265612 BOOK: 336M PAGE: 542	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 1: SW4 SECTION 2: LOTS 1 (40.24), 2 (40.32), 3 (40.40), 4 (40.48), S2N2, SE4 LESS A 1.00 ACRE TRACT

LSE-01100	SP-01	MARSHALL K. TANGEDAL, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/13/2012	DOCUMENT NO.: 265613 BOOK: 336M PAGE: 544	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 1: SW4 SECTION 2: LOTS 1 (40.24), 2 (40.32), 3 (40.40), 4 (40.48), S2N2, SE4 LESS A 1.00 ACRE TRACT

LSE-01101	SP-01	ELTON TANGEDAL, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/17/2012	DOCUMENT NO.: 265621 BOOK: 336M PAGE: 560	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 4:  LOTS 3 (39.81), 4 (39.61), SW4, W2SE4
SECTION 11: NW4
TOWNSHIP 164 NORTH - RANGE 102 WEST
SECTION 28: LOTS 1 (39.70), 2 (39.56), 3 (39.44), 4 (39.30)
SECTION 33: W2SE4, NE4, W2

LSE-01102	WS-IN	PATRICIA A. TANGEDAL, INDIVIDUALLY AND AS SOLE HEIR OF DONALD K. TANGEDAL, A/K/A DONALD TANGEDAL	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/17/2012	DOCUMENT NO.: 265618 BOOK: 336M PAGE: 554	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 1 (39.54), 2 (39.58) TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 1 (39.20), 2 (39.11) SECTION 32: S2, SE4NE4 , SW4NW4, N2NE4

LSE-01103	WS-IN	ELTON TANGEDAL, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/17/2012	DOCUMENT NO.: 265651 BOOK: 336M PAGE: 620	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 1 (39.54), 2 (39.58) TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 1 (39.20), 2 (39.11) SECTION 32: S2, SE4NE4 , SW4NW4, N2NE4

LSE-01104	WS-IN	DWIGHT MANGEL AND JANE MANGEL, CO-TRUSTEES OF THE MANGEL FAMILY TRUST DATED SEPTEMBER 11, 2009	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/16/2012	DOCUMENT NO.: 265645 BOOK: 336M PAGE: 608	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 22: E2

LSE-01105	WS-IN	RANDY EKNESS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 268656 BOOK: 346M PAGE: 298	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 3 (37.21), 5 (37.12) SECTION 32: E2NW4, SW4NE4

LSE-01106	WS-IN	SHERMAN EKNESS, A WIDOWER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 265980 BOOK: 338M PAGE: 51	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 3 (37.21), 5 (37.12) SECTION 32: E2NW4, SW4NE4

LSE-01107	WS-IN	ALLAN EKNESS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 265983 BOOK: 338M PAGE: 57	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 3 (37.21), 5 (37.12) SECTION 32: E2NW4, SW4NE4

LSE-01108	WS-IN	LYLE EKNESS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 265989 BOOK: 338M PAGE: 69	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 3 (37.21), 5 (37.12) SECTION 32: E2NW4, SW4NE4

LSE-01109	SP-01	DEWITT TOWNSHIP	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/22/2012	DOCUMENT NO.: 265611 BOOK: 336M PAGE: 540	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 2: A 1.10 ACRE TRACT LOCATED WITHIN THE SE4NE4 OF SAID SECTION, AS DESCRIBED BY METES & BOUNDS IN THAT CERTAIN QUITCLAIM DEED DATED FEBRUARY 21, 1934, RECORDED IN BOOK 34, PAGE 270, FROM CHRISTIAN STRAND & ULDRIKKA STRAND TO DEWITT TOWNSHIP, STATE OF NORTH DAKOTA
SECTION 2: A 1.60 ACRE TRACT LOCATED WITHIN THE NE4SE4 OF SAID SECTION, AS DESCRIBED BY METES & BOUNDS IN THAT CERTAIN QUITCLAIM DEED DATED FEBRUARY 21, 1934, RECORDED IN BOOK 34, PAGE 270, FROM CHRISTIAN STRAND & ULDRIKKA STRAND TO DEWITT TOWNSHIP, STATE OF NORTH DAKOTA

LSE-01110	SP-01	RICHARD C. TANGEDAL, TRUSTEE OF THE TANGEDAL FAMILY LIVING TRUST, DATED MARCH 18, 1999	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/28/2012	DOCUMENT NO.: 266094 BOOK: 338M PAGE: 335	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 4: SW4  W2SE4   LOTS 3 (39.81), 4 (39.61)
SECTION 11: NW4
TOWNSHIP 164 NORTH - RANGE 102 WEST
SECTION 28: LOTS 1 (39.70), 2 (39.56), 3 (39.44), 4 (39.30)
SECTION 33: NE4, W2

LSE-01111	SP-01	SHELLY A. THOMPSON, F/K/A SHELLY A. TANGEDAL AND CRAIG A. THOMPSON, INDIVIDUALLY AS HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/9/2012	DOCUMENT NO.: 265384 BOOK: 335M PAGE: 701	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 1: LOTS 1 (40.02), 2 (40.08), 3 (40.12), 4 (40.18), S2N2, SE4

LSE-01113	WS-03	PEGGY ARNOLD, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/5/2012	DOCUMENT NO.: 265381 BOOK: 335M PAGE: 695	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NE4

LSE-01114	WS-03	SHIRLEY E. CARVER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/5/2012	DOCUMENT NO.: 265379 BOOK: 335M PAGE: 691	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NE4

LSE-01116	WS-02	GERARD HANSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/30/2012	DOCUMENT NO.: 266514 BOOK: 339M PAGE: 511	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 26: S2SW4 SECTION 35: W2NW4

LSE-01118	WS-02	NORMAN HANSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/29/2012	DOCUMENT NO.: 266512 BOOK: 339M PAGE: 503	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 26: S2SW4 SECTION 35: W2NW4

LSE-01119	WS-02	WARREN HANSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/29/2012	DOCUMENT NO.: 266513 BOOK: 339M PAGE: 507	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 26: S2SW4 SECTION 35: W2NW4

LSE-01121	WS-02;	DENNIS MAROTZKE AND BEVERLY MAROTZKE, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/1/2012	DOCUMENT NO.: 264412 BOOK: 332M PAGE: 638	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 6: SE4

LSE-01122	WS-IN	RICHARD C. TANGEDAL, TRUSTEE OF THE TANGEDAL FAMILY LIVING TRUST, DATED MARCH 18, 1999	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/28/2012	DOCUMENT NO.: 266095 BOOK: 338M PAGE: 337	TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 15: LOTS 1 (22.30), 2 (22.19)
TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 5: LOTS 1 (39.54), 2 (39.58)
TOWNSHIP 164 NORTH - RANGE 102 WEST
SECTION 29: LOTS 1 (39.20), 2 (39.11)
SECTION 32: N2NE4, SE4NE4, SW4NW4, S2

LSE-01123	SP-01	IRENE L. PEDERSON, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/3/2012	DOCUMENT NO.: 265877 BOOK: 337M PAGE: 444	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 33: E2SE4

LSE-01124	SP-01	BEVERLY J. PEDERSON, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/3/2012	DOCUMENT NO.: 265993 BOOK: 338M PAGE: 77	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 33: E2SE4

LSE-01125	WS-IN	SHANNON OSVOLD, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/5/2012	DOCUMENT NO.: 265870 BOOK: 337M PAGE: 426	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS
TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 18: LOTS 1 (36.04), 2 (36.02), E2NW4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 26: N2S2, SW4NE4, SE4NW4, N2SW4

LSE-01126	WS-IN	STEVEN OSVOLD, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/6/2012	DOCUMENT NO.: 265871 BOOK: 337M PAGE: 430	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS
TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 18: LOTS 1 (36.04), 2 (36.02), E2NW4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 26: N2S2, SW4NE4, SE4NW4, N2SW4

LSE-01127	WS-IN	LORRI ZENZ, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/6/2012	DOCUMENT NO.: 265869 BOOK: 337M PAGE: 422	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS
TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 18: LOTS 1 (36.04), 2 (36.02), E2NW4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 26: N2S2, SW4NE4, SE4NW4, N2SW4

LSE-01128	WS-IN	PEGGY FLEMING	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/6/2012	DOCUMENT NO.: 265868 BOOK: 337M PAGE: 418	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS
TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 18: LOTS 1 (36.04), 2 (36.02), E2NW4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 26: N2S2, SW4NE4, SE4NW4, N2SW4

LSE-01129	WS-IN	AURLIE SAMSEL, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266620 BOOK: 340M PAGE: 3	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 3 (37.21), 5 (37.12) SECTION 32: E2NW4, SW4NE4

LSE-01130	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01107	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266322 BOOK: 339M PAGE: 154	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 36: SW4

LSE-01131	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01104	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266319 BOOK: 339M PAGE: 148	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 36: NE4

LSE-01132	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01105	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266320 BOOK: 339M PAGE: 150	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 36: NW4

LSE-01133	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01106	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266321 BOOK: 339M PAGE: 152	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 36: SE4

LSE-01134	WS-02	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDSOG-12-01053	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266330 BOOK: 339M PAGE: 170	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 15: SE4

LSE-01135	WS-02	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01079	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266328 BOOK: 339M PAGE: 166	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 17: S2NW4

LSE-01136	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01103	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266318 BOOK: 339M PAGE: 146	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 35: N2SW4

LSE-01137	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01102	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266317 BOOK: 339M PAGE: 144	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 35: E2NW4

LSE-01138	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01101	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266316 BOOK: 339M PAGE: 142	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 35: N2NE4, SW4NE4

LSE-01139	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01100	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266315 BOOK: 339M PAGE: 140	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 26: LOT 5

LSE-01140	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01072	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266312 BOOK: 339M PAGE: 134	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 11: RIPARIAN ACREAGE IN SE4 ATTRIBUTABLE TO SECTION 12

LSE-01141	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01074	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266313 BOOK: 339M PAGE: 136	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 12: RIPARIAN ACREAGE IN SW4

LSE-01142	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01073	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266332 BOOK: 339M PAGE: 175	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 12: LOT 1, NW4SW4, E2SW4

LSE-01143	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01099	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266314 BOOK: 339M PAGE: 138	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 35: SE4

LSE-01144	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01070	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266310 BOOK: 339M PAGE: 130	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 2: SE4 LESS A 1.00 ACRE TRACT IN THE SW4SE4

LSE-01145	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01071	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266311 BOOK: 339M PAGE: 132	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 11: NW4

LSE-01146	WS-03	RICHARD E. WESTGARD AND RENETTA WESTGARD, HUSBAND AND WIFE	BTC OIL PROPERTIES, LLC	DIVIDE	NORTH DAKOTA	12/1/2010	DOCUMENT NO.: 254701 BOOK: 301M PAGE: 683	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 3:  LOTS 1(40.19), 2(40.10), 3(22.85), 4(22.92), 5(23.00), 6(23.08), S/2NE/4, SE/4
SECTION 10:  LOT 1(23.14), NE/4
SECTION 11: NW/4

LSE-01147	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-08-00724	SUNDANCE OIL & GAS, LLC	DIVIDE	NORTH DAKOTA	8/5/2008	DOCUMENT NO.: 241682 BOOK: 261M PAGE: 281	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 36: NE4

LSE-01148	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-08-00725	SUNDANCE OIL & GAS, LLC	DIVIDE	NORTH DAKOTA	8/5/2008	DOCUMENT NO.: 241683 BOOK: 261M PAGE: 283	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 36: NW4

LSE-01149	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-08-00726	SUNDANCE OIL & GAS, LLC	DIVIDE	NORTH DAKOTA	8/5/2008	DOCUMENT NO.: 241683 BOOK: 261M PAGE: 285	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 36: SE4

LSE-01150	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-08-00727	SUNDANCE OIL & GAS, LLC	DIVIDE	NORTH DAKOTA	8/5/2008	DOCUMENT NO.: 241685 BOOK: 261M PAGE: 287	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 36: SW4

LSE-01151	SP-01	KENT COPLAN AND ROBERTA COPLAN, MARK COPLAN AND JANICE COPLAN, & LINDA FULLER AND JUDD FULLER, INDIVIDUALLY AND AS HUSBANDS AND WIVES	SUNDANCE OIL & GAS, LLC	DIVIDE	NORTH DAKOTA	10/20/2008	DOCUMENT NO.: 243752 BOOK: 267M PAGE: 153	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2
TOWNSHIP 164 NORTH - RANGE 101 WEST
SECTION 26: LOTS 7 (35.53), 8 (35.67)
SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)
SECTION 32: SE4
SECTION 34: NE4, E2NW4
SECTION 35: NW4

LSE-01152	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-11-00588	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258201 BOOK: 314M PAGE: 48	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 30: SE4

LSE-01153	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-11-00587	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258200 BOOK: 314M PAGE: 46	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 29: W2SW4

LSE-01154	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-11-00590	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258203 BOOK: 314M PAGE: 52	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 32: NW4

LSE-01155	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-11-00589	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258202 BOOK: 314M PAGE: 50	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 31: SE4

LSE-01156	WS-IN	RED CROWN ROYALTIES LLC L33T-925205-15	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/1/2011	DOCUMENT NO.: 260049 BOOK: 319M PAGE: 586	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 15: SE4

LSE-01157	WS-IN	PAUL L. MCCULLISS, A/K/A PAUL L. MCCULLIS, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	12/22/2010	DOCUMENT NO.: 254550 BOOK: 301M PAGE: 305	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 27: SW4
SECTION 28: NE4, SW4, E2SE4, LESS 213.5 ACRES DEEDED OUT TO THE USA MFD IN BOOK 77 AT PAGE 390
SECTION 34: SE4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2

LSE-01158	WS-IN	GEORGE G. VAUGHT, JR., A SINGLE MAN	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	12/22/2010	DOCUMENT NO.: 254551 BOOK: 301M PAGE: 308	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 27: SW4
SECTION 28: NE4, SW4, E2SE4, LESS 213.5 ACRES DEEDED OUT TO THE USA MFD IN BOOK 77 AT PAGE 390
SECTION 34: SE4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2

LSE-01159	WS-IN	GAIL J. MATTEM, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY, INDIVIDUALLY AND AS SOLE HEIR OF TIMOTHY K. NELSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/12/2011	DOCUMENT NO.: 255289 BOOK: 304M PAGE: 117	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 12: W2, SE4
SECTION 13: NE4
SECTION 24: SW4

LSE-01160	WS-03	DIANE L. KRAFT, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/10/2011	DOCUMENT NO.: 254988 BOOK: 303M PAGE: 37	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 8: NE4, E2NW4, S2

LSE-01161	WS-IN	MICHAEL NELSON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/13/2011	DOCUMENT NO.: 255134 BOOK: 303M PAGE: 460	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 12: W2, SE4
SECTION 13: NE4

LSE-01162	WS-IN	SONJA VAN ARSDALE, A SINGLE WOMAN	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/13/2011	DOCUMENT NO.: 255290 BOOK: 304M PAGE: 120	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 12: W2, SE4
SECTION 13: NE4
SECTION 24: SW4

LSE-01163	WS-03	LARRY K. NELSON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/13/2011	DOCUMENT NO.: 254987 BOOK: 303M PAGE: 34	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 8: NE4, E2NW4, S2

LSE-01164	WS-03	CAROLYN STOCKWELL, A SINGLE WOMAN	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/13/2011	DOCUMENT NO.: 254989 BOOK: 303M PAGE: 39	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 8: NE4, E2NW4, S2

LSE-01165	WS-03	MARLYS MARSH, FKA MARLYS NORDHAGEN, A SINGLE WOMAN	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/28/2011	DOCUMENT NO.: 255288 BOOK: 304M PAGE: 115	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 8: NE4, E2NW4, S2

LSE-01166	WS-03	KAREN E. CROCKER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	2/7/2011	DOCUMENT NO.: 255501 BOOK: 304M PAGE: 660	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 8: NE4, E2NW4, S2

LSE-01167	WS-03	PAMELA CRONE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/18/2011	DOCUMENT NO.: 255567 BOOK: 305M PAGE: 102	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 8: NE4, E2NW4, S2

LSE-01168	WS-IN	KENNETH W. FORSBERG, A/K/A KENNETH FORSBERG, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/20/2011	DOCUMENT NO.: 255753 BOOK: 305M PAGE: 543	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 12: W2, SE4
SECTION 13: NE4
SECTION 24: SW4

LSE-01169	WS-IN	BRENDA L. BENSON, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/20/2011	DOCUMENT NO.: 255569 BOOK: 305M PAGE: 107	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 12: W2, SE4
SECTION 13: NE4
SECTION 24: SW4

LSE-01170	WS-IN	DENNIS L. FORSBERG, A SINGLE MAN	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/20/2011	DOCUMENT NO.: 255502 BOOK: 304M PAGE: 663	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 12: W2, SE4
SECTION 13: NE4
SECTION 24: SW4

LSE-01171	WS-IN	GARRY P. FORSBERG, A SINGLE MAN	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/20/2011	DOCUMENT NO.: 255568 BOOK: 305M PAGE: 104	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 12: W2, SE4
SECTION 13: NE4
SECTION 24: SW4

LSE-01172	WS-IN	BARBARA J. HUBER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/20/2011	DOCUMENT NO.: 255500 BOOK: 304M PAGE: 657	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 12: W2, SE4
SECTION 13: NE4
SECTION 24: SW4

LSE-01173	WS-03	MYRNA L. PETSCHKE, A SINGLE WOMAN AND AS AN HEIR OF EUNICE E. KREBSBACH, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/24/2011	DOCUMENT NO.: 255360 BOOK: 305M PAGE: 317	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4(40.18), SW4NW4, W2SW4 SECTION 2: LOT 1(40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-01174	WS-03	ROBERT G. MUNDS, A WIDOWER AND AS SOLE HEIR OF BONNIE MUNDS, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	12/30/2010	DOCUMENT NO.: 255962 BOOK: 306M PAGE: 335	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4(40.18), SW4NW4, W2SW4
SECTION 2: LOT 1(40.20), S2NE4
SECTION 12: W2, SE4
SECTION 13: NE4
SECTION 24: SW4

LSE-01175	WS-IN	RED CROWN ROYALTIES, LLC L33T-925205-26	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/1/2011	DOCUMENT NO.: 260050 BOOK: 319M PAGE: 589	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 26: NW4

LSE-01176	WS-IN	RED CROWN ROYALTIES, LLC L33T-925214-26	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/1/2011	DOCUMENT NO.: 260051 BOOK: 319M PAGE: 592	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 26: SE4

LSE-01177	WS-03	RED CROWN ROYALTIES, LLC L33T-925221-29	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/1/2011	DOCUMENT NO.: 260052 BOOK: 319M PAGE: 595	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 3, 4

LSE-01178	WS-IN	RED CROWN ROYALTIES, LLC L33T-925221-30	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/1/2011	DOCUMENT NO.: 260053 BOOK: 319M PAGE: 598	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOT 5

LSE-01179	WS-IN	RED CROWN ROYALTIES, LLC L33T-925221-31	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/1/2011	DOCUMENT NO.: 260054 BOOK: 319M PAGE: 601	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 31: LOTS 1, 2, 3, 4, NE4NW4, E2SE4, NW4NE4, SE4NW4, S2NE4

LSE-01180	WS-IN	RED CROWN ROYALTIES, LLC L33A-920571-35	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/1/2011	DOCUMENT NO.: 260056 BOOK: 319M PAGE: 607	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 35: S2SW4

LSE-01181	WS-IN	RED CROWN ROYALTIES, LLC L33T-925221-32	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/1/2011	DOCUMENT NO.: 260055 BOOK: 319M PAGE: 604	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 32: E2NW4

LSE-01182	WS-02;	KATHRYN L. GOURNEAU, A SINGLE WOMAN	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/11/2011	DOCUMENT NO.: 259901 BOOK: 319M PAGE: 332	TOWNSHIP 161 NORTH - RANGE 102 WEST SECTION 9: SW4 SECTION 17: E2 TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 30: SE4 SECTION 31: S2NE4, SE4

LSE-01183	WS-02;	MARGARET EDMONSON, TRUSTEE OF THE DAVID BUBLITZ TRUST UTD DATED SEPTEMBER 25, 2003	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/11/2011	DOCUMENT NO.: 259897 BOOK: 319M PAGE: 314	TOWNSHIP 161 NORTH - RANGE 102 WEST SECTION 9: SW4 SECTION 17: E2 TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 30: SE4 SECTION 31: S2NE4, SE4

LSE-01184	WS-02;	HAROLD W. BUBLITZ AND CATHY L. BUBLITZ INDIVIDUALLY AND AS HUSBAND AND WIFE	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/11/2011	DOCUMENT NO.: 260178 BOOK: 320M PAGE: 166	TOWNSHIP 161 NORTH - RANGE 102 WEST SECTION 9: SW4 SECTION 17: E2 TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 30: SE4 SECTION 31: S2NE4, SE4

LSE-01185	WS-IN	LUELLA HANSEN, A SINGLE WOMAN AND AS AN HEIR OF AGNES M. HANSON, AKA AGNES MARGRET MARIE HANSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	2/2/2011	DOCUMENT NO.: 255750 BOOK: 305M PAGE: 537	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01186	WS-IN	LOIS NELSON, A WIDOWER AND AS AN HEIR OF ARTHUR F. NELSON, DECEASED, RUTH NELSON DECEASED, AND DAVID NELSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/17/2011	DOCUMENT NO.: 255341 BOOK: 304M PAGE: 243	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01187	WS-IN	KAREN NELSON HOYLE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY AND AS AN HEIR OF ARTHUR F. NELSON, DECEASED AND RUTH NELSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/17/2011	DOCUMENT NO.: 255136 BOOK: 303M PAGE: 465	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01188	WS-IN	FREDRIC P NELSON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY AND AS AN HEIR OF ARTHUR F. NELSON, DECEASED AND RUTH NELSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/17/2011	DOCUMENT NO.: 255342 BOOK: 304M PAGE: 245	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01189	WS-IN	IVAN ECKHOLM, A WIDOWER AND AS SOLE HEIR OF SHIRLEY NELSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/17/2011	DOCUMENT NO.: 255754 BOOK: 305M PAGE: 546	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01191	WS-IN	EVELYN HANSEN, A SINGLE WOMAN AND AS AN HEIR OF AGNES M. HANSON, AKA AGNES MARGRET MARIE HANSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	2/2/2011	DOCUMENT NO.: 255751 BOOK: 305M PAGE: 539	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01192	WS-IN	EUGENE HANSEN, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY AND AS AN HEIR OF AGNES M. HANSON, AKA AGNES MARGRET MARIE HANSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	2/2/2011	DOCUMENT NO.: 255503 BOOK: 304M PAGE: 666	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01193	WS-IN	DEBORAH R BIORN, A WIDOW AND AS AN HEIR OF ARTHUR F. NELSON, DECEASED, RUTH NELSON DECEASED, AND DAVID NELSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/17/2011	DOCUMENT NO.: 255135 BOOK: 303M PAGE: 463	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01194	WS-IN	ARLENE NELSON, A WIDOW AND AS SOLE HEIR OF ROBERT NELSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/17/2011	DOCUMENT NO.: 255752 BOOK: 305M PAGE: 541	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01195	WS-IN	ARDELLE J HANSEN, A SINGLE WOMAN AND AS AN HEIR OF AGNES M. HANSON, AKA AGNES MARGRET MARIE HANSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	2/2/2011	DOCUMENT NO.: 255504 BOOK: 304M PAGE: 668	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01196	WS-IN	ANN M. PAULSEN, AS TRUSTEE OF THE NELSON LOVING TRUST DATED 11/1/90	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/20/2011	DOCUMENT NO.: 255343 BOOK: 304M PAGE: 247	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01197	WS-IN	ALICE LUNDQUIST, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY AND AS AN HEIR OF AGNES M. HANSON, AKA AGNES MARGRET MARIE HANSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	2/2/2011	DOCUMENT NO.: 255505 BOOK: 304M PAGE: 670	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01198	WS-IN	ALAN HOLM NELSON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY AND AS AN HEIR OF ARTHUR F. NELSON, DECEASED AND RUTH NELSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/17/2011	DOCUMENT NO.: 258904 BOOK: 316M PAGE: 194	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01199	WS-02	JAMES W. STROMVIG AND KATHRYN E. STROMVIG, HUSBAND AND WIFE	KENNETH A. SCHLENKER	DIVIDE	NORTH DAKOTA	9/30/2010	DOCUMENT NO.: 255278 BOOK: 304M PAGE: 86	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 31: LOTS 1, 2, E2NW4

LSE-01200	WS-02	ANGIE LEIGH STROMVIG, A SINGLE WOMAN	KENNETH A. SCHLENKER	DIVIDE	NORTH DAKOTA	9/30/2010	DOCUMENT NO.: 255280 BOOK: 304M PAGE: 94	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 31: LOTS 1, 2, E2NW4

LSE-01201	WS-IN	RICHARD GRINDELAND, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/3/2011	DOCUMENT NO.: 254728 BOOK: 302M PAGE: 18	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 27: SW4, LESS TRACT OF LAND DEEDED TO THE USA, EXCEPT 2.13 ACRES USED FOR HIGHWAY, AND 2.79 ACRES DEEDED TO THE MINNEAPOLIS, ST. PAUL STE. MARIE RAILWAY COMPANY IN DOCUMENT RECORDED IN BOOK 5 PAGES 335 AND 336.
SECTION 28: NE4, SW4, E2SE4, LESS 2.4 ACRES IN THE E2 USED FOR HIGHWAY
SECTION 34: SE4, LESS 2.25 ACRES DEEDED TO THE CHURCH OF ST. BERNARD IN DOCUMENT RECORDED IN BOOK 26 PAGE 156, AND LESS 3.37 ACRES DEEDED TO THE VILLAGE OF FORTUNA IN DOCUMENT RECORDED IN BOOK 23, PAGE 32.

LSE-01202	WS-IN	LAUREN GRINDELAND, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/3/2011	DOCUMENT NO.: 254751 BOOK: 302M PAGE: 49	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 27: SW4, LESS TRACT OF LAND DEEDED TO THE USA, EXCEPT 2.13 ACRES USED FOR HIGHWAY, AND 2.79 ACRES DEEDED TO THE MINNEAPOLIS, ST. PAUL STE. MARIE RAILWAY COMPANY IN DOCUMENT RECORDED IN BOOK 5 PAGES 335 AND 336.
SECTION 28: NE4, SW4, E2SE4, LESS 2.4 ACRES IN THE E2 USED FOR HIGHWAY
SECTION 34: SE4, LESS 2.25 ACRES DEEDED TO THE CHURCH OF ST. BERNARD IN DOCUMENT RECORDED IN BOOK 26 PAGE 156, AND LESS 3.37 ACRES DEEDED TO THE VILLAGE OF FORTUNA IN DOCUMENT RECORDED IN BOOK 23, PAGE 32.

LSE-01203	WS-IN	BONNIE JO A FRIESS, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/3/2011	DOCUMENT NO.: 254729 BOOK: 302M PAGE: 21	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 27: SW4, LESS TRACT OF LAND DEEDED TO THE USA, EXCEPT 2.13 ACRES USED FOR HIGHWAY, AND 2.79 ACRES DEEDED TO THE MINNEAPOLIS, ST. PAUL STE. MARIE RAILWAY COMPANY IN DOCUMENT RECORDED IN BOOK 5 PAGES 335 AND 336.
SECTION 28: NE4, SW4, E2SE4, LESS 2.4 ACRES IN THE E2 USED FOR HIGHWAY
SECTION 34: SE4, LESS 2.25 ACRES DEEDED TO THE CHURCH OF ST. BERNARD IN DOCUMENT RECORDED IN BOOK 26 PAGE 156, AND LESS 3.37 ACRES DEEDED TO THE VILLAGE OF FORTUNA IN DOCUMENT RECORDED IN BOOK 23, PAGE 32.

LSE-01204	WS-IN	BETTY LU RALPH, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/3/2011	DOCUMENT NO.: 254719 BOOK: 302M PAGE: 1	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 27: SW4, LESS TRACT OF LAND DEEDED TO THE USA, EXCEPT 2.13 ACRES USED FOR HIGHWAY, AND 2.79 ACRES DEEDED TO THE MINNEAPOLIS, ST. PAUL STE. MARIE RAILWAY COMPANY IN DOCUMENT RECORDED IN BOOK 5 PAGES 335 AND 336.
SECTION 28: NE4, SW4, E2SE4, LESS 2.4 ACRES IN THE E2 USED FOR HIGHWAY
SECTION 34: SE4, LESS 2.25 ACRES DEEDED TO THE CHURCH OF ST. BERNARD IN DOCUMENT RECORDED IN BOOK 26 PAGE 156, AND LESS 3.37 ACRES DEEDED TO THE VILLAGE OF FORTUNA IN DOCUMENT RECORDED IN BOOK 23, PAGE 32.

LSE-01205	WS-IN	JANICE K. BECHTOLD, FKA JANICE K. NELSON, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	12/10/2010	DOCUMENT NO.: 254723 BOOK: 302M PAGE: 13	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 14: W2NE4

LSE-01206	WS-IN	ELAINE E. ULGENES, FKA ELAINE E. NELSON, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	12/10/2010	DOCUMENT NO.: 254722 BOOK: 302M PAGE: 10	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 14: W2NE4

LSE-01207	WS-IN	DENNIS G. NELSON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	12/10/2010	DOCUMENT NO.: 254720 BOOK: 302M PAGE: 4	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 14: W2NE4

LSE-01208	WS-IN	CAROL J. NELSON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	12/10/2010	DOCUMENT NO.: 254721 BOOK: 302M PAGE: 7	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 14: W2NE4

LSE-01209	WS-IN	DENNIS G. NELSON, AKA DENNIS NELSON AND CAROL J. NELSON, FKA CAROL NELSON HENRY, AS SUCCESSOR TRUSTEES OF THE J. EVA NELSON TRUST CREATED 2/8/90	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	7/27/2010	DOCUMENT NO.: 258654 BOOK: 315M PAGE: 289	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 14: W2NE4 SECTION 23: E2, SW4 SECTION 25: SW4

LSE-01212	WS-IN	BARBARA BOYE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	11/18/2010	DOCUMENT NO.: 254887 BOOK: 302M PAGE: 492	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 15: SW4

LSE-01213	WS-IN	YVONNE J. ROBLE, AS TRUSTEE OF THE ROBLE TRUST DATED MAY 22, 2001	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	11/4/2010	DOCUMENT NO.: 254442 BOOK: 301M PAGE: 76	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 25: E2

LSE-01214	WS-IN	DIANE E. SAVAGE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	11/12/2010	DOCUMENT NO.: 254440 BOOK: 301M PAGE: 70	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 25: E2

LSE-01215	WS-IN	CLAUDIA L. MADDEN, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	11/12/2010	DOCUMENT NO.: 254446 BOOK: 301M PAGE: 89	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 25: E2

LSE-01216	WS-IN	CAMMIE S. CAMPBELL, FKA CAMMIE S. JENSEN, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	11/12/2010	DOCUMENT NO.: 254444 BOOK: 301M PAGE: 83	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 25: E2

LSE-01217	WS-IN	NEAL G. JENSEN AND PAM JENSEN, HUSBAND AND WIFE	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	11/12/2010	DOCUMENT NO.: 254445 BOOK: 301M PAGE: 86	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 25: E2 SECTION 36: NE4

LSE-01218	WS-IN	CRAIG JENSEN, AKA CRAIG C. JENSEN AND KAYMARIE JENSEN, HUSBAND AND WIFE	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	11/12/2010	DOCUMENT NO.: 254443 BOOK: 301M PAGE: 80	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 25: E2 SECTION 36: NE4

LSE-01219	WS-IN	LINDA CONN, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY AND AS AN HEIR OF MINNIE E. BRANDVOLD, FKA MINNIE E. HERMAN, DECEASED AND LESLIE F. HERMAN, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	3/31/2011	DOCUMENT NO.: 257070 BOOK: 310M PAGE: 110	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 13: S2

LSE-01252	WS-03	JUANITA OLSEN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265630 BOOK: 336 PAGE: 578	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-01254	WS-03	STEPHEN MEYER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/26/2012	DOCUMENT NO.: 265637 BOOK: 336M PAGE: 592	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-01255	WS-03	DONALD MEYER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/26/2012	DOCUMENT NO.: 265636 BOOK: 336M PAGE: 590	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-01256	SP-01	RED CROWN ROYALTIES LLC L33T-924459-26	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	4/1/2012	DOCUMENT NO.: 263632 BOOK: 330M PAGE: 587	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 25: LOTS 5, 6

LSE-01257	WS-IN	DALE LESLIE HERMAN, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY AND AS AN HEIR OF MINNIE E. BRANDVOLD, FKA MINNIE E. HERMAN, DECEASED AND LESLIE F. HERMAN, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	3/31/2011	DOCUMENT NO.: 257126 BOOK: 310M PAGE: 240	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 13: S2

LSE-01278	WS-IN	EARL D. MING AND KAREN J. MING, AS TRUSTEES OF THE MING FAMILY REVOCABLE LIVING TRUST	KENNETH A. SCHLENKER	DIVIDE	NORTH DAKOTA	1/6/2011	DOCUMENT NO.: 257296 BOOK: 311M PAGE: 90	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 15: NE4

LSE-01279	WS-IN	KAREN E. CROCKER AND WILLIAM B. CROCKER, WIFE AND HUSBAND	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	11/3/2010	DOCUMENT NO.: 253637 BOOK: 298M PAGE: 367	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4(40.18), SW4NW4, W2SW4 SECTION 2: LOT 1(40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-01280	WS-IN	MARVEL R. FREUND, A SINGLE MAN	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	2/10/2011	DOCUMENT NO.: 256591 BOOK: 308M PAGE: 173	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4 SECTION 27: NE4

LSE-01281	WS-IN	RUTH M. JENSEN, A WIDOW	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	11/12/2010	DOCUMENT NO.: 254441 BOOK: 301M PAGE: 73	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 36: NE4

LSE-01282	SP-01	RED CROWN ROYALTIES LLC L33T-924459-25	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	4/1/2012	DOCUMENT NO.: 263631 BOOK: 330M PAGE: 584	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 25: LOTS 1, 2, 3, 4

LSE-01285	WS-02;	FORTIN ENTERPRISES, INC.	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2012	DOCUMENT NO.: 264404 BOOK: 332M PAGE: 622	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 23: NE4, S2 SECTION 25: NW4

LSE-01290	SP-01	RED CROWN ROYALTIES LLC L33T-924457-32	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	4/1/2012	DOCUMENT NO.: 263633 BOOK: 330M PAGE: 590	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: SE4

LSE-01297	SP-01	CHARLES M. LUSK III, ATTORNEY-IN-FACT FOR URSULA G. LUSK, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/23/2012	DOCUMENT NO.: 267949 BOOK: 344M PAGE: 235	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 26: LOTS 7 (35.53), 8 (35.67) SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01) SECTION 34: NE4, E2NW4 SECTION 35: W2

LSE-01313	WS-IN	RAYMOND EKNESS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266790 BOOK: 340M PAGE: 270 LEASE ADMENDMENT DOCUMENT NO.: 268364 BOOK: 345M PAGE: 330	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 3 (37.21), 5 (37.12) SECTION 32: E2NW4, SW4NE4

LSE-01314	WS-IN	RUSTIN EKNESS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266792 BOOK: 340M PAGE: 274 LEASE ADMENEDMENT DOCUMENT NO.: 268365 BOOK: 345M PAGE: 332	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 3 (37.21), 5 (37.12) SECTION 32: E2NW4, SW4NE4

LSE-01315	WS-IN	RHONDA LINDER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266791 BOOK: 340M PAGE: 272	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 3 (37.21), 5 (37.12) SECTION 32: E2NW4, SW4NE4

LSE-01317	WS-02;	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-00879	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	5/1/2012	DOCUMENT NO.: 264421 BOOK: 332M PAGE: 656	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 8: NW4

LSE-01318	WS-02;	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-00884	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	5/1/2012	DOCUMENT NO.: 264420 BOOK: 332M PAGE: 654	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 28: W2NE4

LSE-01319	WS-02;	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-00885	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	5/1/2012	DOCUMENT NO.: 264419 BOOK: 332M PAGE: 652	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 28: NW4

LSE-01320	WS-02;	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-00886	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	5/1/2012	DOCUMENT NO.: 264418 BOOK: 332M PAGE: 650	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 29: SW4

LSE-01323	SP-01	SHELLY A. THOMPSON AND CRAIG A. THOMPSON, INDIVIDUALLY AND AS HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/28/2012	DOCUMENT NO.: 266621 BOOK: 340M PAGE: 5	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 11: SW4

LSE-01325	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-10-02231	TRANSCONTINENTAL OIL COMPANY	DIVIDE	NORTH DAKOTA	8/5/2008	DOCUMENT NO.: NR BOOK: NR PAGE: NR	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: S2NW4, LOTS 3, 4, LESS SCHOOL SITE

LSE-01329	SP-01	RED CROWN ROYALTIES LLC L33T-925223-34	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	4/1/2012	DOCUMENT NO.: 263635 BOOK: 330M PAGE: 596	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 34: SW4

LSE-01330	SP-01	RED CROWN ROYALTIES LLC L33T-925223-33	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	4/1/2012	DOCUMENT NO.: 263634 BOOK: 330M PAGE: 593	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SE4

LSE-01332	WS-02;	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-00887	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	5/1/2012	DOCUMENT NO.: 264417 BOOK: 332M PAGE: 648	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 31: S2NE4

LSE-01334	WS-02;	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-00888	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	5/1/2012	DOCUMENT NO.: 264416 BOOK: 332M PAGE: 646	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 31: SE4

LSE-01336	WS-02;	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-00889	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	5/1/2012	DOCUMENT NO.: 264415 BOOK: 332M PAGE: 644	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 32: SW4

LSE-01337	WS-02;	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-00878	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	5/1/2012	DOCUMENT NO.: 264422 BOOK: 332M PAGE: 658	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 6: S2NE4, LOTS 1, 2

LSE-01353	WS-02	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-01080	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266329 BOOK: 339M PAGE: 168	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 17: N2SW4

LSE-01357	WS-03	KATHY R. ANDERSEN AND DARYL C. ANDERSEN, HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO.: 267046 BOOK: 341 PAGE: 155	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19: LOTS 2, 3, 4, S2NE4, SE4NW4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1, NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-01358	SP-01	MARSHALL C. HARRISON, A/K/A MARSHALL CHASE HARRISON, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/28/2012	DOCUMENT NO.: 268355 BOOK: 345M PAGE: 290	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 26: LOTS 7 (35.53), 8 (35.67) SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01) SECTION 34: E2NW4, NE4 SECTION 35: W2

LSE-01359	WS-02	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-01081	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266323 BOOK: 339M PAGE: 156	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 19: S2NE4

LSE-01360	WS-02	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-01082	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266324 BOOK: 339M PAGE: 158	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 19: SE4

LSE-01361	WS-02	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-01083	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266325 BOOK: 339M PAGE: 160	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 19: SE4SW4, LOT 4

LSE-01367	SP-01	RED CROWN ROYALTIES LLC L33T-924457-03	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	8/1/2011	DOCUMENT NO.: 259735 BOOK: 318M PAGE: 647	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.80), 4 (39.72), S2N2

LSE-01368	SP-01	KASMER & AAFEDT OIL INC	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	7/28/2011	DOCUMENT NO.: 259720 BOOK: 318M PAGE: 632	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2

LSE-01369	SP-01	VERONA POWERS, AKA VERONA G. POWERS, FKA VERONA G. BAKER, A SINGLE WOMAN	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	3/1/2010	DOCUMENT NO.: 248800 BOOK: 282M PAGE: 300	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-01370	SP-01	ROBERT C. HAAGENSON AND SANDRA K. HAAGENSON, TRUSTEES OF THE HAAGENSON FAMILY MINERAL TRUST, CREATED BY AGREEMENT DATED DECEMBER 24, 2002	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	2/25/2010	DOCUMENT NO.: 248493 BOOK: 281M PAGE: 264	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-01371	SP-01	MARJORIE A. LETSCH, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	3/5/2010	DOCUMENT NO.: 248936 BOOK: 282M PAGE: 636	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-01372	SP-01	WILLIAM J. WITHERSPOON III, A SINGLE MAN	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	3/31/2011	DOCUMENT NO.: 257040 BOOK: 310M PAGE: 70	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: N2

LSE-01373	SP-01	KASMER & AAFEDT OIL INC.	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	7/28/2011	DOCUMENT NO.: 259719 BOOK: 318M PAGE: 629	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: N2

LSE-01374	SP-01	JOHN M. CASHMAN, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	3/31/2010	DOCUMENT NO.: 249358 BOOK: 284M PAGE: 194	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: S2

LSE-01375	SP-01	MARY C. AUSTIN, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPRTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	3/31/2010	DOCUMENT NO.: 249352 BOOK: 284M PAGE: 174	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: S2

LSE-01376	SP-01	KATHLEEN A. CYPHER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	3/31/2010	DOCUMENT NO.: 249351 BOOK: 284M PAGE: 170	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: S2

LSE-01377	SP-01	FRED SEYFERT AND CHERYL SEYFERT, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249867 BOOK: 286M PAGE: 162	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-01378	SP-01	DENNIS SEYFERT AND BEVERLY SEYFERT, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 250137 BOOK: 287M PAGE: 95	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-01379	SP-01	PAMELA HULME, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 250240 BOOK: 287M PAGE: 339	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-01380	SP-01	ELAINE LACASSE, EXECUTOR OF THE ESTATE OF GLADYS IRENE SEYFERT, AKA GLADYS SEYFERT, DECEASED	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 252310 BOOK: 294M PAGE: 340	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-01381	SP-01	SANDRA JEAN MEYER, TRUSTEE OF THE ARVIE TERNQUIST FAMILY MINERAL TRUST DATED THE 11th DAY OF JULY, 2007	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	9/2/2010	DOCUMENT NO.: 253093 BOOK: 296M PAGE: 692	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-01382	SP-01	EVELYN TERNQUIST, TRUSTEE OF THE CLAYTON TERNQUIST FAMILY MINERAL TRUST DATED THE 6TH OF DECEMEBER, 2007	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	9/2/2010	DOCUMENT NO.: 253093 BOOK: 296M PAGE: 692	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-01383	SP-01	JOHN FREDERICK SEYFERT, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/26/2010	DOCUMENT NO.: 250139 BOOK: 287M PAGE: 102	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NE4

LSE-01384	SP-01	LETA MARLENE FISHER, A SINGLE WOMAN	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/26/2010	DOCUMENT NO.: 251273 BOOK: 290M PAGE: 659	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NE4

LSE-01385	SP-01	BARBARA PETERSON AND JAMES K. PETERSON	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	6/2/2010	DOCUMENT NO.: 251055 BOOK: 290M PAGE: 210	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NE4

LSE-01386	SP-01	DEWEY WRIGHT, A SINGLE MAN	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/26/2010	DOCUMENT NO.: 252311 BOOK: 264M PAGE: 344	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NE4

LSE-01387	SP-01	DELORES C. TUBBS, AKA DELORES CLARA SEYFERT TUBBS, A WIDOW	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	5/10/2010	DOCUMENT NO.: 250439 BOOK: 288M PAGE: 182	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NW4

LSE-01388	SP-01	FRED SEYFERT AND CHERYL SEYFERT, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249866 BOOK: 286M PAGE: 158	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: N2NW4, SW4NW4

LSE-01389	SP-01	MIDGE SEYFERT, AKA EMANUEL F. SEYFERT, AKA EMANUEL FREDERICK SEYFERT AND SANDRA SEYFERT, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	5/10/2010	DOCUMENT NO.: 250670 BOOK: 288M PAGE: 678	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NW4

LSE-01390	SP-01	DONALD A. SEYFERT, AKA DONALD ALFRED SEYFERT AND THELMA SEYFERT, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	5/10/2010	DOCUMENT NO.: 250436 BOOK: 288M PAGE: 173	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NW4

LSE-01391	SP-01	DENNIS SEYFERT AND BEVERLY SEYFERT, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 250136 BOOK: 287M PAGE: 91	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: N2NW4, SW4NW4

LSE-01392	SP-01	PAMELA HULME, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 250241 BOOK: 287M PAGE: 343	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: N2NW4, SW4NW4

LSE-01393	SP-01	ELAINE LACASSE, EXECUTOR OF THE ESTATE OF GLADYS IRENE SEYFERT, AKA GLADYS SEYFERT, DECEASED	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 252309 BOOK: 294M PAGE: 336	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: N2NW4, SW4NW4

LSE-01394	SP-01	ARCHIE R. KRESS, AKA ARCHIE KRESS AND ELAINE M. KRESS, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 249348 BOOK: 284M PAGE: 159	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SW4 SECTION 12: SW4

LSE-01395	SP-01	RUSSELL E. KRESS AND DONNA M. KRES, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	3/26/2012	DOCUMENT NO.: 249350 BOOK: 284M PAGE: 166	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SW4 SECTION 12: SW4

LSE-01396	SP-01	DONALD E. BUSCH, A SINGLE MAN	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/8/2010	DOCUMENT NO.: 250135 BOOK: 287M PAGE: 88	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: SW4

LSE-01397	SP-01	DEULAH E. MAHANY, A WIDOW	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/8/2010	DOCUMENT NO.: 249509 BOOK: 284M PAGE: 609	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: SW4

LSE-01398	SP-01	PATSY BROWN, A WIDOW	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	3/31/2010	DOCUMENT NO.: 249719 BOOK: 285M PAGE: 534	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: NW4NE4, S2NE4, SE4NW4

LSE-01399	SP-01	LINDA ST. AORO, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	8/4/2011	DOCUMENT NO.: 260093 BOOK: 319M PAGE: 684	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: SE4

LSE-01400	SP-01	MARTIN L. BROWN, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/1/2010	DOCUMENT NO.: 249532 BOOK: 284M PAGE: 642	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: NW4NE4, S2NE4, SE4NW4

LSE-01401	SP-01	KATHLEEN C. HOLT, AKA KATHLEEN C. LIETZKE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/1/2010	DOCUMENT NO.: 249869 BOOK: 286M PAGE: 171	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: NW4NE4, S2NE4, SE4NW4

LSE-01402	SP-01	BLANCHE B. LESTER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	8/4/2011	DOCUMENT NO.: 260646 BOOK: 321M PAGE: 441	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: SE4

LSE-01403	SP-01	RONALD BROCKAMP, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	8/4/2011	DOCUMENT NO.: 260856 BOOK: 322M PAGE: 172	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: SE4

LSE-01404	SP-01	HELEN B. RYDER AND CHARLES RYDER, WIFE AND HUSBAND	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	3/31/2010	DOCUMENT NO.: 249680 BOOK: 285M PAGE: 431	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: NW4NE4, S2NE4, SE4NW4

LSE-01405	SP-01	STEPHEN P. BROWN, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/1/2010	DOCUMENT NO.: 249675 BOOK: 285M PAGE: 412	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: NW4NE4, S2NE4, SE4NW4

LSE-01406	SP-01	BRIAN BROCKAMP, A SINGLE MAN	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	8/4/2011	DOCUMENT NO.: 259710 BOOK: 318M PAGE: 610	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: SE4

LSE-01407	SP-01	ERIN A. SARDINAS, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/1/2010	DOCUMENT NO.: 249752 BOOK: 285M PAGE: 612	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: NW4NE4, S2NE4, SE4NW4

LSE-01409	SP-01	THOMAS D. CARPENTER AND LINDA E. CARPENTER, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	5/3/2010	DOCUMENT NO.: 250435 BOOK: 288M PAGE: 169	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 23: S2NE4

LSE-01410	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-01096	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266326 BOOK: 339M PAGE: 162	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4

LSE-01414	SP-01	AGRIBANK, FBC LEASE NO. 20771	BAYTEX ENERGY USA, LTD.	DIVIDE	NORTH DAKOTA	11/12/2009	DOCUMENT NO.: 246719 BOOK: 275M PAGE: 409	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 34: SE4

LSE-01416	WS-03	DOROTHY SEIBOLD, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/9/2013	DOCUMENT NO: 269186 BOOK: 347 PAGE: 645	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 6: LOTS 3, 4, 5, 6, 7, E2SW4, SE4NW4 SECTION 7: NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOTS 1, 2, S2NE4

LSE-01417	SP-01	STEVEN LANE HARRISON, JR.	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/5/2012	DOCUMENT NO: 268809 BOOK: 346 PAGE: 608	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 26: LOTS 7, 8 SECTION 27: LOTS 5, 6, 7 SECTION 34: NE4, E2NW4 SECTION 35: W2

LSE-01418	WS-03	LEASE NO. OG-12-01098 THE STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266331 BOOK: 339M PAGE: 172	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 24: SW4

LSE-01419	WS-03	LEASE NO. OG-12-01097 THE STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266327 BOOK: 339M PAGE: 164	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 2: S2NE4, LOT 1

LSE-01420	WS-02; WS-03;	MINNIE E. BRANDVOLD, FKA MINNIE E. HERMAN, A WIDOW	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	4/20/2010	DOCUMENT NO.: 253548 BOOK: 298M PAGE: 186	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6: LOT 4 (36.26)
SECTION 7: NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 1 (39.94), 2 (39.82), SW4NE4, SE4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 33: S2NE4, SW4
SECTION 34: S2NW4

LSE-01421	WS-03	LAURIE HAWKINSON, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	4/14/2011	DOCUMENT NO.: 260168 BOOK: 320M PAGE: 123	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SE4 SECTION 34: SW4

LSE-01422	WS-03	JOE MCMAHON JR., A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/7/2013	DOCUMENT NO: BOOK: PAGE:	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOTS 1, 2 SECTION 31: NE4NE4 SECTION 32: NW4NW4

LSE-01423	WS-03	STEVE A. TOFTE, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/7/2013	DOCUMENT NO: BOOK: PAGE:	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOTS 1, 2 SECTION 31: NE4NE4 SECTION 32: NW4NW4

LSE-01424	WS-03	RICHARD E. AND RENETTA WESTGARD, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/2/2012	DOCUMENT NO: 269735 BOOK: 349 PAGE: 681	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 2: SW4SW4

LSE-01425	WS-03	CLEMENT C. WEBER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/1/2013	DOCUMENT NO: 269454 BOOK: 348 PAGE: 483	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: SE4

LSE-01426	SP-01	JOHN W. HAWKINSON, ATTORNEY-IN-FACT FOR WILLIAM J. HAWKINSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/22/2013	DOCUMENT NO: 269455 BOOK: 348 PAGE: 486	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SE4

LSE-01427	WS-03	JILL RIVERS CARTER AND DARRYL O. CARTER, CO-TRUSTEES OF THE CARTER FAMILY TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/6/2013	DOCUMENT NO: 269576 BOOK: 349 PAGE: 354	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 30: NE4

LSE-01428	WS-03	LINDA J. CONN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/21/2013	DOCUMENT NO: 269730 BOOK: 349 PAGE: 670	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 22: SE4

LSE-01429	WS-03	DALE L. HERMAN AND DELORES L. HERMAN, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/21/2013	DOCUMENT NO: 269731 BOOK: 349 PAGE: 672	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 22: SE4

LSE-01430	WS-03	PALMER D. NORBY AND DORIS ANN NORBY, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/8/2013	DOCUMENT: 269729 BOOK: 349 PAGE: 668	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 30: LOTS 1, 2, E2NW4

LSE-01431	WS-03	KERRY J. STERN, TRUSTEE OF THE NORTH STAR ENERGY TRUST DATED JUNE 1, 2008	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/7/2013	DOCUMENT NO: BOOK: PAGE:	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOTS 1, 2 SECTION 31: NE4NE4 SECTION 32: NW4NW4

LSE-01432	WS-03	STEVEN C. PONTIUS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/15/2013	DOCUMENT NO: 269920 BOOK: 350 PAGE: 392	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 31: NE4

LSE-01433	WS-03	BARTHOLOMEW J. PONTIUS, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/15/2013	DOCUMENT NO: 269919 BOOK: 350 PAGE: 390	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 31: NE4

LSE-01434	WS-03	MARY M. BENDICKSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/15/2013	DOCUMENT NO: 350 BOOK: 667 PAGE: 270025	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 31: NE4

LSE-01435	WS-03	ADRIENNE STORK MORRISON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/15/2013	DOCUMENT NO: 270026 BOOK: 350 PAGE: 669	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 31: NE4

LSE-01436	WS-03	THOMAS TRUXTUN MORRISON, JR., A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/15/2013	DOCUMENT NO: 270027 BOOK: 350 PAGE: 671	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 31: NE4

LSE-01437	WS-03	PALMER D. NORBY AND DORIS ANN NORBY, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/26/2013	DOCUMENT NO: 269734 BOOK: 349 PAGE: 679	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 23: SE4

LSE-01438	WS-03	ALAN TESSMER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/26/2013	DOCUMENT NO: 269921 BOOK: 350 PAGE: 395	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 30: NE4

LSE-01439	WS-03	THOMAS J. TESSMER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/26/2013	DOCUMENT NO: 269922 BOOK: 350 PAGE: 397	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 30: NE4

LSE-01440	WS-03	DAVID BLOMQUIST, A/K/A DAVID BLOMQUIST, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/11/2013	DOCUMENT NO: 270021 BOOK: 350 PAGE: 659	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 13: W2SE4 SECTION 24: W2NE4

LSE-01441	WS-03	DANIEL R. WACHTLER AND KATHLEEN H. WATCHLER, CO-TRUSTEES OF THE DANIEL R. WACHTLER REVOCABLE TRUST UNDER TRUST AGREEMENT DATED NOVEMBER 21, 2005	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/11/2013	DOCUMENT NO: 270024 BOOK: 350 PAGE: 665	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 13: W2SE4 SECTION 24: W2NE4

LSE-01442	WS-03	IRMA H. WACHTLER, TRUSTEE OF THE RAYMOND J. AND IRMA H. WACHTLER TRUST U/D 06/27/90	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/11/2013	DOCUMENT NO: 270020 BOOK: 350 PAGE: 657	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 13: W2SE4 SECTION 24: W2NE4

LSE-01443	WS-03	MARY YOUSSEFI, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/11/2013	DOCUMENT NO: 270023 BOOK: 350 PAGE: 663	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 13: W2SE4 SECTION 24: W2NE4

LSE-01444	WS-03	DIANE WACHTLER KOOB, A/K/A DIANE W. KOOB, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/11/2013	DOCUMENT NO: 270022 BOOK: 350 PAGE: 661	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 13: W2SE4 SECTION 24: W2NE4

LSE-01445	WS-03	SHARON M. RUPPERT, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/13/2013	DOCUMENT NO: 270030 BOOK: 350 PAGE: 677	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: NW4 SECTION 15: N2, SE4 SECTION 22: SW4

LSE-01446	WS-03	KIETH D. SEM, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/13/2013	DOCUMENT NO: 270029 BOOK: 350 PAGE: 675	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: NW4 SECTION 15: N2, SE4 SECTION 22: SW4

LSE-01447	WS-03	LESLIE D. SEM, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/13/2013	DOCUMENT NO: 270019 BOOK: 350 PAGE: 655	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: NW4 SECTION 15: N2, SE4 SECTION 22: SW4

LSE-01448	WS-03	SHIRLEY A. HOLT, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/13/2013	DOCUMENT NO: 270028 BOOK: 350 PAGE: 673	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: NW4 SECTION 15: N2, SE4 SECTION 22: SW4

LSE-01449	WS-03	HOWARD TESSMER, A/K/A HOWARD ARTHUR TESSMER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/26/2013	DOCUMENT NO: 269918 BOOK: 350M PAGE:388	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 30: NE4

LSE-01450	WS-03	DOUG DRAWBOND, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/13/2013	DOCUMENT NO: 270511 BOOK: 352M PAGE: 75	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: NW4 SECTION 15: N2, SE4 SECTION 22: SW4

LSE-01451	WS-03	JEFF DRAWBOND, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/13/2013	DOCUMENT NO: 270516 BOOK: 352M PAGE: 85	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: NW4 SECTION 15: N2, SE4 SECTION 22: SW4

LSE-01452	WS-03	DONNA YUTZY, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/13/2013	DOCUMENT NO: 270512 BOOK: 352M PAGE: 77	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: NW4 SECTION 15: N2, SE4 SECTION 22: SW4

LSE-01453	WS-03	CAROLINE JUNE FORSGREN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/27/2013	DOCUMENT NO: 270514 BOOK: 352M PAGE: 81	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 30: SE4

LSE-01454	WS-03	FRANK FORSGREN, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/8/2013	DOCUMENT NO: 270658 BOOK: 352M PAGE: 435	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 30: SE4

LSE-01455	WS-03	BONITA WILKINSON, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/13/2013	DOCUMENT NO: 269732 BOOK: 349M PAGE: 674	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 29: NW4SW4, N2SW4SW4, SE4SW4SW4 SECTION 30: SE4

LSE-01456	WS-03	JEFF HARLAN, A/K/A JEFFERY D. HARLAN, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/26/2013	DOCUMENT NO: 270530 BOOK: 352M PAGE: 113	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: N2, N2S2

LSE-01457	SP-01	MHM RESOURCES LP	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/2/2012	DOCUMENT NO.: 266517 BOOK: 339M PAGE: 519	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 34: SW4

LSE-01458	SP-01	IVAN PEDERSON, TRUSTEE OF THE IVAN PEDERSON TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/7/2011	DOCUMENT NO.: 255884 BOOK: 306M PAGE: 138	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: N2

LSE-01459	WS-02	DONALD REISTAD, TRUSTEE OF THE REISTAD FAMILY MINERAL TRUST DATED MAY 7, 2012	DIAMOND RESOURCES CO	DIVIDE	NORTH DAKOTA	9/27/2012	DOCUMENT: 267049 B: 341M P: 167	TOWNSHIP 162 NORTH - RANGE 102 WEST SEC 3: LOTS 1 (40.25), 2 (40.27), S2NE4 , NE4SW4, N2SE4

LSE-01460	WS-02	BEVERLY ANN JOHNSTON, A WIDOW AND AS AN HEIR OF MARY PETERSEN, DECEASED AND CARL J. PETERSEN, DECEASED	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	4/12/2011	DOCUMENT: 259672 B: 318M P: 464	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 162 NORTH - RANGE 101 WEST SEC 19: LOTS 3 (38.25), 4 (38.35), E2SW4

LSE-01461	WS-02	CAROLE A. JOHNSON, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY AND AS HEIR OF MARY PETERSEN, AKA MARY E. PETERSEN AND CARL J. PETERSEN, DECEASED	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	4/12/2011	DOCUMENT: 259673 B: 318M P: 467	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 162 NORTH - RANGE 101 WEST SEC 19: LOTS 3 (38.25), 4 (38.35), E2SW4

LSE-01462	WS-02	JAY BOYD BEST, JR., A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	4/12/2011	DOCUMENT: 258848 B: 316M P: 78	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 162 NORTH - RANGE 101 WEST SEC 19: LOTS 3 (38.25), 4 (38.35), E2SW4

LSE-01463	WS-02	PAUL S. HELGESON, A MARRIED MAN ACTING IN HIS OWN PROPERTY	KELLY OIL & GAS, LLC	DIVIDE	NORTH DAKOTA	11/10/2010	DOCUMENT: 253982 B: 299M P: 428	TOWNSHIP 162 NORTH - RANGE 102 WEST SEC 18: SE4

LSE-01464	WS-02	LORI A. TOWNE, AKA LORI A. THOMTE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	4/18/2011	DOCUMENT: 257824 B: 312M P: 606	TOWNSHIP 162 NORTH - RANGE 102 WEST SEC 18: NE4SE4 , E2E2NW4SE4 , S2SE4

LSE-01465	WS-02	LORI A. TOWNE, AKA LORI A. THOMTE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	5/24/2011	DOCUMENT: 258374 B: 314M P: 470	TOWNSHIP 162 NORTH - RANGE 102 WEST SEC 18: W3/4NW4SE4

LSE-01466	WS-02	ARTHUR L. CHENEY AND SHEILA J. CHENEY, HUSBAND AND WIFE	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	4/5/2011	DOCUMENT: 257128 B: 310M P: 242	TOWNSHIP 162 NORTH - RANGE 102 WEST SEC 24: N2SW4 , SW4SW4

LSE-01467	WS-03	ELIZABETH JEAN BRAATELIEN, SOLE MANAGING PARTNER OF THE BRAATLIEN FAMILY TRUST, L.L.C., AN IOWA LIMITED LIABILITY COMPANY	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	4/6/2011	DOCUMENT: 257131 B: 310M P: 247 ADMENDMENT: DOCUMENT: 258238 B: 314M P: 126	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SEC 19: LOTS 1 (36.03), 2 (36.09), E2NW4

LSE-01468	WS-03	LINDA HODGE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	6/8/2011	DOCUMENT: 258779 B: 315M P: 652	TOWNSHIP 163 NORTH - RANGE 101 WEST SEC 19: LOTS 1 (36.03), 2 (36.09), E2NW4

LSE-01469	WS-03	UXBRIDGE OILS, INC.	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	8/17/2011	DOCUMENT: 259958 B: 319M P: 463	TOWNSHIP 163 NORTH - RANGE 101 WEST SEC 19: LOTS 1 (36.03), 2 (36.09), NE4 , E2NW4

LSE-01470	WS-03	VERNON C. MOYERS JR., A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	10/12/2011	DOCUMENT: 260639 B: 321M P: 422	TOWNSHIP 163 NORTH - RANGE 101 WEST SEC 19: LOTS 1 (36.03), 2 (36.09), E2NW4, NE4

LSE-01471	WS-03	VERNON CLAUDE MOYERS, AS SUCCESSOR TRUSTEE OF THE MOYERS FAMILY TRUST, U/A/D JANUARY 25, 1999	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	10/12/2011	DOCUMENT: 260640 B: 321M P: 424	TOWNSHIP 163 NORTH - RANGE 101 WEST SEC 19: LOTS 1 (36.03), 2 (36.09), E2NW4, NE4

LSE-01472	WS-03	DALE L. FORSBERG, A MARRIED MAN DEALING IN SOLE AND SEPARATE PROPERTY	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	8/17/2011	DOCUMENT: 260216 B: 320M P: 225	TOWNSHIP 163 NORTH - RANGE 103 WEST SEC 1: LOT 4 (40.18), SW4NW4 , W2SW4 SEC 2: LOT 1 (40.20), S2NE4 SEC 13: NE4 SEC 24: SW4

LSE-01473	WS-03	JOANN F. PINZ, A WIDOW	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	9/2/2011	DOCUMENT: 260738 B: 321M P: 644	TOWNSHIP 163 NORTH - RANGE 103 WEST SEC 1: LOT 4 (40.18), SW4NW4 , W2SW4 SEC 2: LOT 1 (40.20), S2NE4 SEC 12: W2, SE4 SEC 13: NE4 SEC 24: SW4

LSE-01474	WS-02	DALE L. FORSBERG, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	7/29/2011	DOCUMENT: 260217 B: 320M P: 228	TOWNSHIP 163 NORTH - RANGE 103 WEST SEC 12: W2 , SE4

LSE-01475	WS-03	BERNT WARD AND ARLINE WARD, CO-TRUSTEES OF THE BERNT & ARLINE WARD MINERAL TRUST	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	10/21/2011	DOCUMENT: 261172 B: 323M P: 148	TOWNSHIP 163 NORTH - RANGE 103 WEST SEC 22: E2

LSE-01476	WS-03	BERNARD BJORGEN, AKA BERNARD O. BJORGEN AND PEARL BJORGEN, AKA PEARL E. BJORGEN, HUSBAND AND WIFE	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	6/16/2011	DOCUMENT: 258782 B: 315M P: 658	TOWNSHIP 164 NORTH - RANGE 102 WEST SEC 30: LOT 6 (30.28), FORMERLY KNOWN AS LOT 4

Pending	WS-IN	DACOTAH BANK AS ATTORNEY IN FACT FOR JANE M. SMITH, PAMELA J. ALBRYCHT, AND JOHN B. VINCENT, TRUSTEES OF THE DALE M. VINCENT TRUST UAD 12/12/1993	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	5/24/2011	DOCUMENT: 258315 B: 314M P: 377	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SEC 21: S/2

Non-Operated Well List

					Current		1st half purchase		2nd half option to purchase
#	Well	Location	County/State	Operator	USG WI	USG NRI	USG WI	USG NRI	USG WI	USG NRI
1	Gulbranson 1-1H	1 & 12 - 163N-100W	Divide, ND	SM Energy	0.11548400	0.09123236	0.08661300	0.06842427	0.05774200	0.04561618
2	Gulbranson 2-1H	1 & 12 - 163N-100W	Divide, ND	SM Energy	0.11475780	0.09133478	0.08606835	0.06850109	0.05737890	0.04566739
3	Legaard 4-25H	13 & 24 - 163N -101W	Divide, ND	SM Energy	0.04098330	0.03253804	0.03073748	0.02440353	0.02049165	0.01626902
4	Legaard 2-25HNA	13 & 24 - 163N-101W	Divide, ND	SM Energy	0.04098330	0.03253804	0.03073748	0.02440353	0.02049165	0.01626902
5	Legaard 2-25HNB	13 & 24 - 163N-101W	Divide, ND	SM Energy	0.04098330	0.03253804	0.03073748	0.02440353	0.02049165	0.01626902
6	Rose 16-24HN	13 & 24 -163N-101W	Divide, ND	SM Energy	0.04098330	0.03253804	0.03073748	0.02440353	0.02049165	0.01626902
7	August 4-26H	14 & 23 - 163N-101W	Divide, ND	SM Energy	0.06548760	0.05189456	0.04911570	0.03892092	0.03274380	0.02594728
8	Bagley 4-30H	18 & 19 - 163N-100W	Divide, ND	SM Energy	0.03871720	0.03049342	0.02903790	0.02287007	0.01935860	0.01524671
9	Mosser 2-30HNA	18 & 19 - 163N-100W	Divide, ND	SM Energy	0.03871720	0.03049342	0.02903790	0.02287007	0.01935860	0.01524671
10	Mosser 2-30HNB	18 & 19 - 163N-100W	Divide, ND	SM Energy	0.03871720	0.03049342	0.02903790	0.02287007	0.01935860	0.01524671
15	Leininger #3-10-1H	3 & 10 - 162N-101W	Divide, ND	Mountain View Energy, Inc	0.03512112	0.02757008	0.02341408	0.01838005	0.01170704	0.00919003
16	Lori Ann 4-9H	4 & 9 - 161N-101W	Divide, ND	Murex Petroleum	0.00136746	0.00109395	0.00091164	0.00072930	0.00045582	0.00036465
17	Wolter 13-9H	4 & 9 - 163N-100W	Divide, ND	SM Energy	0.05908990	0.04641280	0.04431743	0.03480960	0.02954495	0.02320640
18	Wigness #5-8-1H	5 & 8 - 162N-101W	Divide, ND	Mountain View Energy, Inc	0.04684500	0.03700755	0.03123000	0.02467170	0.01561500	0.01233585
19	Wolter 15-8H	5 & 8 - 163N-100W	Divide, ND	SM Energy	0.01542290	0.01210701	0.01156718	0.00908026	0.00771145	0.00605351
21	Adams 2-18H	6 & 7 - 163N-100W	Divide, ND	SM Energy	0.18520570	0.14813947	0.13890428	0.11110460	0.09260285	0.07406974

Operated Well List

					Current		1st half purchase		2nd half option to purchase
#	Well	Location	County/State	Operator	USG WI	USG NRI	USG WI	USG NRI	USG WI	USG NRI
1	Christianson 15-12-163-101	1 & 12 - 163N-101W	Divide, ND	American Eagle Energy Corporation	0.45319850	0.36421685	0.33989888	0.27316263	0.22659925	0.18210842
2	Megan 14-12-163-101	1 & 12 - 163N-101W	Divide, ND	American Eagle Energy Corporation	0.45319850	0.36421685	0.33989888	0.27316263	0.22659925	0.18210842
3	Myrtle 2-1-163-101	1 & 12 - 163N-101W	Divide, ND	American Eagle Energy Corporation	0.45319850	0.36421685	0.33989888	0.27316263	0.22659925	0.18210842
4	Dewitt State 3-16-163-101	16 & 21 - 163N-101W	Divide, ND	American Eagle Energy Corporation	0.67187500	0.53644531	0.44791667	0.35763021	0.22395833	0.17881510
5	Cody 15-11-163-101	2 & 11 - 163N-101W	Divide, ND	American Eagle Energy Corporation	0.43751956	0.35054929	0.32813967	0.26291197	0.21875978	0.17527465
6	Haagenson 3-2S-163-101	2 & 11 - 163N-101W	Divide, ND	American Eagle Energy Corporation	0.43751956	0.35054929	0.32813967	0.26291197	0.21875978	0.17527465
7	Frances 2-2-163-101	2 & 11 - 163N-101W	Divide, ND	American Eagle Energy Corporation	0.43751956	0.35054929	0.32813967	0.26291197	0.21875978	0.17527465
8	Coplan 1-3-163-101	3 & 10 - 163N-101W	Divide, ND	American Eagle Energy Corporation	0.35716298	0.28052045	0.26787224	0.21039034	0.17858149	0.14026023
9	Violet 3-3-163-101	3 & 10 - 163N-101W	Divide, ND	American Eagle Energy Corporation	0.35564723	0.28052045	0.26673542	0.21039034	0.17782362	0.14026023
10	Roberta 1-3-163-101	3 & 10 - 163N-101W	Divide, ND	American Eagle Energy Corporation	0.35564723	0.28052045	0.26673542	0.21039034	0.17782362	0.14026023
11	Anton 3-4-163-101	4 & 9 - 163N-101W	Divide, ND	American Eagle Energy Corporation	0.45738206	0.36283566	0.34303655	0.27212675	0.22869103	0.18141783
12	Muzzy 15-33S-164-101	4 & 9 - 163N-101W	Divide, ND	American Eagle Energy Corporation	0.45738206	0.36283566	0.34303655	0.27212675	0.22869103	0.18141783
13	Albert 16-33S	4 & 9 - 163N-101W	Divide, ND	American Eagle Energy Corporation	0.45738206	0.36283566	0.34303655	0.27212675	0.22869103	0.18141783
14	Stanley 8-1E-163-102	5 & 6 - 163N-101W	Divide, ND	American Eagle Energy Corporation	0.36262906	0.28897918	0.27197180	0.21673439	0.18131453	0.14448959
15	Hagberg 2-1N-163-101	25 & 36 - 164N-101W	Divide, ND	American Eagle Energy Corporation	0.49537367	0.39458111	0.37153025	0.29593583	0.24768684	0.19729056
16	Silas 3-2N-163-101	26 & 35 - 164N-101W	Divide, ND	American Eagle Energy Corporation	0.38571901	0.30728882	0.28928926	0.23046662	0.19285951	0.15364441
17	Karen 3-2N-163-101	26 & 35 - 164N-101W	Divide, ND	American Eagle Energy Corporation	0.38571901	0.30728882	0.28928926	0.23046662	0.19285951	0.15364441
18	Axel 2-2N-163-101	26 & 35 - 164N-101W	Divide, ND	American Eagle Energy Corporation	0.38571901	0.30728882	0.28928926	0.23046662	0.19285951	0.15364441
19	Terri Lynn 3-3N-163-101	27 & 34 - 164N-101W	Divide, ND	American Eagle Energy Corporation	0.31793259	0.25233226	0.23844944	0.18924920	0.15896630	0.12616613
20	Mona Johnson 1-3N-163-101	27 & 34 - 164N-101W	Divide, ND	American Eagle Energy Corporation	0.31793259	0.25233226	0.23844944	0.18924920	0.15896630	0.12616613
21	Elizabeth 3-4N-163-101	28 & 33 - 164N-101W	Divide, ND	American Eagle Energy Corporation	0.41838030	0.33295113	0.31378523	0.24971335	0.20919015	0.16647556
22	Christianson Bros. 15-33N	28 & 33 - 164N-101W	Divide, ND	American Eagle Energy Corporation	0.41838030	0.33295113	0.31378523	0.24971335	0.20919015	0.16647556
23	Lester 16-33N	28 & 33 - 164N-101W	Divide, ND	American Eagle Energy Corporation	0.41838030	0.33295113	0.31378523	0.24971335	0.20919015	0.16647556

End of Exhibit “A”

EXHIBIT “A-1”

EXCLUDED ASSETS

Well Name	Location	County/State	Operator
Reistad 1-1R	T162N-R101W, Section 1: SE/4	Divide, ND	Murex Petroleum
CPEC Lancaster 2-11	T162N-R101W, Sections 2 & 11	Divide, ND	Crescent Point Energy US Operations
Bakke 3229-3TFH	T163N-R99W, Sections 5 & 8 and T164N-R99W, Sections 29 & 32	Divide, ND	Samson Resources Company
Bakke 3229-2TFH	T163N-R99W, Sections 5 & 8 and T164N-R99W, Sections 29 & 32	Divide, ND	Samson Resources Company
Thomte 0508-3H	T163N-R99W, Sections 5 & 8 and T164N-R99W, Sections 29 & 32	Divide, ND	Samson Resources Company
Thomte 0508-2TFH	T163N-R99W, Sections 5 & 8 and T164N-R99W, Sections 29 & 32	Divide, ND	Samson Resources Company
Bakke 3229-6TFH	T163N-R99W, Sections 5 & 8 and T164N-R99W, Sections 29 & 32	Divide, ND	Samson Resources Company
Thomte 0508-6TFH	T163N-R99W, Sections 5 & 8 and T164N-R99W, Sections 29 & 32	Divide, ND	Samson Resources Company
Bakke 3229-5MBH	T163N-R99W, Sections 5 & 8 and T164N-R99W, Sections 29 & 32	Divide, ND	Samson Resources Company
Gjovig 0508-5MBH	T163N-R99W, Sections 5 & 8 and T164N-R99W, Sections 29 & 32	Divide, ND	Samson Resources Company
Bakke 3229-4TFH	T163N-R99W, Sections 5 & 8 and T164N-R99W, Sections 29 & 32	Divide, ND	Samson Resources Company
Nomad 0607-05H	T163N-R99W, Sections 6 & 7 and T164N-R99W, Sections 30 & 31	Divide, ND	Samson Resources Company
Nomad 0607-6TFH	T163N-R99W, Sections 6 & 7 and T164N-R99W, Sections 30 & 31	Divide, ND	Samson Resources Company
Border Farms 3130-1H	T163N-R99W, Sections 6 & 7 and T164N-R99W, Sections 30 & 31	Divide, ND	Samson Resources Company
Border Farms 3130-2TFH	T163N-R99W, Sections 6 & 7 and T164N-R99W, Sections 30 & 31	Divide, ND	Samson Resources Company
Border Farms 3130-6TFH	T163N-R99W, Sections 6 & 7 and T164N-R99W, Sections 30 & 31	Divide, ND	Samson Resources Company
Nomad 0607-1H	T163N-R99W, Sections 6 & 7 and T164N-R99W, Sections 30 & 31	Divide, ND	Samson Resources Company
Nomad 0607-2TFH	T163N-R99W, Sections 6 & 7 and T164N-R99W, Sections 30 & 31	Divide, ND	Samson Resources Company
Border Farms 3130-5TFH	T163N-R99W, Sections 6 & 7 and T164N-R99W, Sections 30 & 31	Divide, ND	Samson Resources Company
Border Farms 3130-3TFH	T163N-R99W, Sections 6 & 7 and T164N-R99W, Sections 30 & 31	Divide, ND	Samson Resources Company
Torgeson 1-15H	T163N-R100W, Sections 3 & 10	Divide, ND	SM Energy
CPEC Ridgeway 25-36	T163N-R101W, Sections 25 & 36	Divide, ND	Crescent Point Energy US Operations

End of Exhibit “A-1”

EXHIBIT “B”

STIPULATION OF INTEREST AND CROSS-CONVEYANCE

THIS STIPULATION OF INTEREST AND CROSS-CONVEYANCE (this “Stipulation”), effective as of June 1, 2013 at 12:01 a.m., local time in Divide County, North Dakota (the “Effective Time”), is among USG Properties Bakken I, LLC a Delaware limited liability company (“USG”), NextEra Energy Gas Producing, LLC (“NextEra”) with each of USG and NextEra having an address at 601 Travis Street, Suite 1900, Houston, Texas 77002 and American Eagle Energy Corporation, a Nevada corporation (“AEE”), with an address at 2549 W. Main Street, Suite 202, Littleton, Colorado 80120.

RECITALS

A.          AEE and NextEra are parties to A.A.P.L. Form 610 -1989 Model Form Operating Agreement dated May 1, 2011 and A.A.P.L. Form610 -1989 Model Form Operating Agreements November 1, 2011 (together, the “Joint Operating Agreements”) respectively covering the Spyglass and West Spyglass areas in Divide County, North Dakota.

B.          Pursuant to the Area of Mutual Interest provisions of the Joint Operating Agreements AEE and NextEra jointly acquired leasehold and mineral interests in certain lands located in Divide County, North Dakota, as more fully set forth in Exhibit A (the "Land"). USG, an affiliate of NextEra, has acquired certain of NextEra’s interests in the Land (as defined below) and has thereby become a party to the Joint Operating Agreements.

C.          Pursuant to Purchase and Sale Agreement dated August 9, 2013 between AEE and USG (the “Purchase Agreement”), the parties intend that AEE will acquire from USG and NextEra sufficient interests in the Property (as defined below) such that the interests held by AEE and USG will be owned in the respective, relative ratios of (i) 62.5/37.5 for that portion of the Property described in Part I of Exhibit A, (ii) 50/50 for that portion of the Property described in Part II of Exhibit A and (iii) 77.5/22.5 for that portion of the Property described in Part III of Exhibit A and that NextEra will retain no interest in any part of the Property.

D.          Certain irregularities or gaps in the chain of title among the parties may exist and the parties desire to cure any such irregularities or gaps by executing this Stipulation.

STIPULATIONAND CROSS-CONVEYANCE

For and in consideration of the sum of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, USG, NextEra and AEE do hereby sell, assign, transfer and convey to each other interests in the assets described below (the “Property”) sufficient such that after giving effect to this assignment and cross-conveyance the respective, relative ownership interests in the Property will be (i) 62.5/37.5 for that portion of the Property described in Part I of Exhibit A, (ii) 50/50 for that portion of the Property described in Part II of Exhibit A and (iii) 77.5/22.5 for that portion of the Property described in Part III of Exhibit A and 0% for NextEra in all of the Property:

(a)          The oil, gas and mineral leases described in Exhibit A, insofar as they cover any or all of the lands described in Exhibit A (the “Lands”), together with all rights, privileges and obligations appurtenant thereto, including rights in any unit in which said leases or Lands are included (collectively the “Leases”);

(b)          All oil, gas and condensate wells (whether producing, not producing or abandoned), and all water source, water injection and other injection and disposal wells and systems located on the Leases or the Lands, or used in connection therewith, including without limitation those described in Exhibit A (collectively the “Wells”), together with all equipment, facilities, and fixtures located on or used in developing or operating the Leases, the Lands, or the Wells, or producing, storing, treating or transporting oil, gas, water, or other products or byproducts, including pipelines, flow lines, gathering systems, tank batteries, improvements, fixtures, inventory, movables and immovables (collectively the “Lease Property and Equipment”);

(c)          To the extent assignable or transferable, all permits, licenses, easements, rights-of-way, servitudes, surface leases, surface use agreements, and similar rights and interests applicable to or used in operating the Leases, the Lands, the Wells, or the Lease Property and Equipment (collectively the “Permits and Easements”);

(d)          To the extent assignable or transferable, all contracts and contractual rights, obligations and interests, insofar as they relate to the Leases, the Lands, the Wells, the Lease Property and Equipment or the Permits and Easements (the “Related Contracts”); and

(e)          To the extent assignable or transferable, all other tangibles, miscellaneous interests and other assets on or used in connection with the Leases, the Lands, the Wells, the Lease Property and Equipment, or the Permits and Easements (collectively the “Miscellaneous Personal Property”), including records, files, and other data that relate to the Leases, the Lands, the Wells, the Lease Property and Equipment, the Permits and Easements, or the Related Contracts, and lease, land and well files, production records, title opinions, contract, regulatory and environmental files, and geological and geophysical information (collectively the “Property Records”).

Each of USG, NextEra and AEE warrants that it has not granted, created or reserved any burden, claim or title defect that would cause the Net Revenue Interest in a Lease or Well to be less than the Net Revenue Interest for such Lease or Well set forth in Exhibit A or the Working Interest in a Lease or Well to be greater than the Working Interest for such Lease or Well set forth in Exhibit A, except for any such excess Working Interest accompanied by a proportionate increase in the Net Revenue Interest for such Lease or Well.

For purposes of this Assignment, “Working Interest” shall mean, with respect to a Lease or Well the percentage interest in a Lease or Well that is burdened with the obligation to bear and pay costs and expenses of maintenance, development and operations in connection with such Lease or Well, without regard to royalties, overriding royalties, net profits interests or other similar burdens.

For purposes of this Assignment, “Net Revenue Interest” shall mean, with respect to a Lease or Well, the interest in and to all hydrocarbons produced, saved, and sold from or allocated to such Lease or Well, after giving effect to all royalties, overriding royalties, production payments, carried interests, net profits interests, reversionary interests, and other burdens upon, measured by, or payable out of production therefrom.

Except for the special warranty of title set forth above, THE PARTIES CONVEY THE PROPERTY TO EACH OTHER WITHOUT AND EXPRESSLY DISCLAIM ANY EXPRESS, STATUTORY OR IMPLIED WARRANTY OR REPRESENTATION OF ANY KIND, INCLUDING WARRANTIES RELATING TO (i) THE CONDITION OR MERCHANTABILITY OF THE PROPERTY, (ii) THE FITNESS OF THE PROPERTY FOR ANY PARTICULAR PURPOSE, OR (iii) CONFORMITY TO MODELS OR SAMPLES OF MATERIALS. THE PARTIES HAVE INSPECTED (OR HAVE BEEN GIVEN THE OPPORTUNITY TO INSPECT), THE PROPERTY AND ARE SATISFIED AS TO THE PHYSICAL, OPERATING, REGULATORY COMPLIANCE, SAFETY AND ENVIRONMENTAL CONDITION (BOTH SURFACE AND SUBSURFACE) OF THE PROPERTY AND EXPRESSLY AND KNOWINGLY ACCEPTS THE PROPERTY AS IS, WHERE IS, AND WITH ALL FAULTS AND DEFECTS AND IN ITS PRESENT CONDITION AND STATE OF REPAIR. Without limiting the generality of the foregoing, no party makes any representation or warranty as to (i) the amount, value, quality, quantity, volume or deliverability of any oil, gas or other minerals or reserves (if any) in, under or attributable to the Property, (ii) the physical, operating, regulatory compliance, safety or environmental condition of the Property, (iii) the geological or engineering condition of the Property or any value thereof; (iv) the ability of the Property to generate income or profits; or (v) the cost of owning or operating the Property.

THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS STIPULATION OF INTEREST AND CROSS CONVEYANCEARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSE OF ANY APPLICABLE LAW.

To the extent that the Leases cover state or federal leases, separate assignments on the appropriate state or federal forms required for filing in the applicable state or federal records are being delivered contemporaneously herewith. Such separate assignments are intended to cover the same interests that are being conveyed hereby.

This Agreement shall be governed, construed and enforced in accordance with the laws of North Dakota without regard to conflicts of law.

This Assignment shall extend to and shall be binding upon the successors and assigns of the Parties.

THIS STIPULATION is executed by the parties as of the Effective Time.

USG Properties Bakken I, LLC
By:
__________________,
__________________

American Eagle Energy Corporation

By:
__________________,
__________________

NextEra Energy Gas Producing, LLC

By:
__________________,
__________________

STATE OF ________________	§
§ ss.
COUNTY OF ______________	§

This instrument was acknowledged before me on _____________, 2013, by _____________, as ____________ of ____________________, a ____________________, on behalf of said _____________ __________________. Witness my hand and official seal.

NOTARY PUBLIC

(SEAL)	My commission expires: _________________, 20___

STATE OF ________________	§
§ ss.
COUNTY OF ______________	§

This instrument was acknowledged before me on _____________, 2013, by _____________, as ____________ of ____________________, a ____________________, on behalf of said _____________ __________________. Witness my hand and official seal.

NOTARY PUBLIC

(SEAL)	My commission expires: _________________, 20___

STATE OF ________________	§
§ ss.
COUNTY OF ______________	§

This instrument was acknowledged before me on _____________, 2013, by _____________, as ____________ of ____________________, a ____________________, on behalf of said _____________ __________________. Witness my hand and official seal.

NOTARY PUBLIC

(SEAL)	My commission expires: _________________, 20___

EXHIBIT A

TO THE STIPULATION OF INTEREST AND CROSS-CONVEYANCE

Part I

American Eagle Energy Corporation - 62.5% and USG Properties Bakken I, LLC - 37.5%

LEASE	PROSPECT CODE	LESSOR	LESSEE	County	State	LEASE DATE	RECORDING INFORMATION	DESCRIPTION

LSE-00005	SP-01	AGRIBANK, FCB	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	6/19/2008	DOCUMENT NO.: 241058 BOOK: 259M PAGE: 461	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SW4

LSE-00006	SP-01	AGRIBANK, FCB	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	6/19/2008	DOCUMENT NO.: 241059 BOOK: 259M PAGE: 464	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 34: SE4, E2SW4, S2NW4

LSE-00029	SP-01	DUANE ALLISON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO.: 238683 BOOK: 253M PAGE: 136	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 19: LOTS 1, 2, E2NW4, EXCEPT 10.32 ACRE RR ROW

LSE-00030	SP-01	DUANE ALLISON, A SINGLE MAN	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	11/26/2007	DOCUMENT NO.: 238817 BOOK: 253M PAGE: 341	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 24: NE4 EXCEPT RR ROW

LSE-00037	SP-01	CURTIS ASLESON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	11/20/2007	DOCUMENT NO.: 239247 BOOK: 254M PAGE: 378	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 24: SE4

LSE-00038	SP-01	DENNIS ASLESON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO.: 238682 BOOK: 253M PAGE: 134	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 19: LOTS 1, 2, E2NW4, EXCEPT 10.32 ACRE RR ROW

LSE-00039	SP-01	DONALD ASLESON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO.: 238771 BOOK: 253M PAGE: 281	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 19: LOTS 1, 2, E2NW4, EXCEPT 10.32 ACRE RR ROW

LSE-00040	SP-01	LEIGH C. ASLESON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	11/20/2007	DOCUMENT NO.: 239248 BOOK: 254M PAGE: 380	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 24: SE4

LSE-00041	SP-01	MAYNARD ASLESON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO.: 238681 BOOK: 253M PAGE: 132	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 19: LOTS 1, 2, E2NW4, EXCEPT 10.32 ACRE RR ROW

LSE-00042	SP-01	ROBERT ASLESON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO.: 238604 BOOK: 253M PAGE: 9	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 19: LOTS 1, 2, E2NW4, EXCEPT 10.32 ACRE RR ROW

LSE-00043	SP-01	RYAN J. ASLESON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	11/20/2007	DOCUMENT NO.: 239246 BOOK: 254M PAGE: 376	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 24: SE4

LSE-00044	SP-01	SONIA ASLESON, A MARRIED WOMAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	11/20/2007	DOCUMENT NO.: 239249 BOOK: 254M PAGE: 382	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 24: SE4

LSE-00060	SP-01	BYRON N. CARTER, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/18/2008	DOCUMENT NO.: 242410 BOOK: 263M PAGE: 215	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 5: S2NW4 SECTION 9: W2NW4

LSE-00067	SP-01	MATILDA DRAWBOND, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	6/16/2008	DOCUMENT NO.: 241502 BOOK: 260M PAGE: 601	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 3: LOTS 1 (40.49), 2 (40.43), 3 (40.37), 4 (40.31), S2N2

LSE-00088	SP-01	MABEL GRANRUD, A WIDOW, BY LYLE G. WINDFALDET, GUARDIAN/CONSERVATOR	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO: 238684 BOOK: 253M PAGE: 138	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 164 NORTH - RANGE 99 WEST SECTION 25: LOTS 1(38.75), 2 (38.84), 3 (38.94)

LSE-00126	SP-01	MARGARET HAWKINSON, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/18/2008	DOCUMENT NO.: 241260 BOOK: 260M PAGE: 83	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 34: SW4

LSE-00127	SP-01	WM J. HAWKINSON, AKA WILLIAM J. HAWKINSON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/23/2008	DOCUMENT NO.: 241259 BOOK: 260M PAGE: 81	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 34: SW4

LSE-00164	SP-01	SCOTT LEGAARD, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO.: 238679 BOOK: 253M PAGE: 128	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 19: LOTS 1, 2, E2NW4, EXCEPT 10.32 ACRE RR ROW

LSE-00165	SP-01	SPENCER LEGAARD, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO.: 238769 BOOK: 253M PAGE: 277	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 19: LOTS 1, 2, E2NW4, EXCEPT 10.32 ACRE RR ROW

LSE-00166	SP-01	WANDA LEGAARD, A WIDOW	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO.: 238770 BOOK: 253M PAGE: 279	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 19: LOTS 1, 2, E2NW4, EXCEPT 10.32 ACRE RR ROW

LSE-00169	SP-01	ELAINE K. MAHAN, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO.: 239191 BOOK: 254M PAGE: 268	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 164 NORTH - RANGE 99 WEST SECTION 25: LOTS 1 (38.75), 2 (38.84), 3 (38.94)

LSE-00198	SP-01	THE JAMES E. MUZZY LIVING TRUST DATED JUNE 3, 1998	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	6/18/2008	DOCUMENT NO.: 241501 BOOK: 260M PAGE: 597	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 27: LOT 8 (36.13) SECTION 28: LOTS 1 (38.07), 5 (36.41) SECTION 34: W2NW4, SW4

LSE-00199	SP-01	JERALD E. AND LAVON R. MUZZY, HUSBAND AND WIFE	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	6/18/2008	DOCUMENT NO.: 240897 BOOK: 259M PAGE: 100	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 27: LOT 8 (36.13) SECTION 28: LOTS 1 (38.07), 5 (36.41) SECTION 34: W2NW4, SW4

LSE-00219	SP-01	JOYCE WUERTZ, CONSERVATOR FOR THE ESTATE OF ALANA GAYL PERMAN, A PROTECTED PERSON, OF BILLINGS, MONTANA	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	8/14/2007	DOCUMENT NO.: 238061 BOOK: 251M PAGE: 258	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 1: LOTS 1 (40.05), 2 (40.15), 3 (40.25), 4 (40.35), S2N2

LSE-00221	SP-01	BRYAN GEORGE PROCHNICK, SINGLE	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	8/14/2007	DOCUMENT NO.: 238064 BOOK: 251M PAGE: 267	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 1: LOTS 1 (40.05), 2 (40.15), 3 (40.25), 4 (40.35), S2N2

LSE-00222	SP-01	ROBERT JEFFERY PROCHNICK AND LINDA SUE W. PROCHNICK, HUSBAND AND WIFE, AND AS CO-TRUSTEES OF THE PROCHNICK FAMILY REVOCABLE TRUST, DATED 6/6/02	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	8/14/2007	DOCUMENT NO.: 238062 BOOK: 251M PAGE: 261	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 1 :LOTS 1 (40.05), 2 (40.15), 3 (40.25), 4 (40.35), S2N2

LSE-00231	SP-01	ELAINE ROSE RUD, A SINGLE WOMAN	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/17/2007	DOCUMENT NO.: 238814 BOOK: 253M PAGE: 334	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 19: LOTS 3 (36.31), 4 (36.37), E2SW4

LSE-00235	SP-01	MARILYN G. SACKMAN, FKA MARLYN KARST, A MARRIED WOMAN DEALING IN HER SOLE ANS SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/31/2008	DOCUMENT NO.: 241507 BOOK: 260M PAGE: 613	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2

LSE-00236	SP-01	MARILYN G. SACKMAN, FKA MARILYN KARST, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/11/2008	DOCUMENT NO.: 242403 BOOK: 263M PAGE: 198	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 5: S2 SECTION 10: N2

LSE-00237	SP-01	LAWRENCE SCHAFFER, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO.: 238680 BOOK: 253M PAGE: 130	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 19: LOTS 1, 2, E2NW4, EXCEPT 10.32 ACRE RR ROW

LSE-00243	SP-01	RENZA DALE SEWELL AND J. LOGAN SEWELL, WIFE AND HUSBAND	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/18/2008	DOCUMENT NO.: 241853 BOOK: 261M PAGE: 661

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 26: LOTS 7 (35.53), 8 (35.67)

SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)

SECTION 32: SE4

SECTION 34: NE4, E2NW4

SECTION 35: W2

LSE-00290	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-08-00422	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	5/6/2008	DOCUMENT NO.: 261804 BOOK: 325M PAGE: 50	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 6: S2NE4, LOTS 1 (40.00), 2 (40.00)

LSE-00299	SP-01	BONNIE SVENDSON, AKA BONNIE ISEMINGER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/8/2008	DOCUMENT NO.: 242949 BOOK: 264M PAGE: 729	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SE4 SECTION 34: SW4

LSE-00303	SP-01	RICHARD C. TANGEDAL, TRUSTEE OF THE TANGEDAL FAMILY LIVING TRUST, DATED MARCH 18, 1999	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/28/2008	DOCUMENT NO.: 243042 BOOK: 265M PAGE: 97

TOWNSHIP 163 NORTH - RANGE 102 WEST

SECTION 1: SW4

SECTION 2: LOTS 1 (40.24), 2 (40.32), 3 (40.40), 4 (40.48), S2N2, SE4 LESS A 1.0 ACRE PARCEL IN THE SW CORNER 16 RODS N/S BY 10 RODS E/W MORE FULLY DESCRIBED IN BOOK 11 DEEDS, PAGE 575

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 31: E2

TOWNSHIP 164 NORTH - RANGE 102 WEST

SECTION 35: SE4

LSE-00305	SP-01	SHELLY A. THOMPSON, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/18/2008	DOCUMENT NO.: 243046 BOOK: 265M PAGE: 108

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 6: LOTS 1 (39.72), 2 (39.80), 3 (39.88), 4 (36.17), 5 (36.20), 6 (36.20), 7 (36.20), S2NE4, SE4NW4, E2SW4, SE4

TOWNSHIP 163 NORTH - RANGE 102 WEST

SECTION 1: LOTS 1 (40.02), 2 (40.08), 3 (40.12), 4 (40.18), S2N2, SE4

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 30: LOTS 1 (39.43), 2 (39.48), 3 (39.53), 4 (35.73)

LSE-00306	SP-01	KEN SCOTT THOMPSON A/K/A KEN S. THOMPSON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/5/2008	DOCUMENT NO.: 242397 BOOK: 263M PAGE: 183	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 27: LOT 8 (36.13) SECTION 28: LOTS 1 (38.07), 5 (36.41) SECTION 34: W2NW4, SW4

LSE-00307	SP-01	MARIAN M. THOMPSON, A SINGLE WOMAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/5/2008	DOCUMENT NO.: 242398 BOOK: 263M PAGE: 185	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 27: LOT 8 (36.13) SECTION 28: LOTS 1 (38.07), 5 (36.41) SECTION 34: W2NW4, SW4

LSE-00326	SP-01	LYLE G. WINDFALDET, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO: 239189 BOOK: 254M PAGE: 264	TOWNSHIP 164 NORTH - RANGE 99 WEST SECTION 25: LOTS 1 (38.75), 2 (38.84), 3 (38.94)

LSE-00327	SP-01	MYRNA M. WOITZEL, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	CONTEX ENERGY COMPANY	DIVIDE	NORTH DAKOTA	10/25/2007	DOCUMENT NO: 239188 BOOK: 254M PAGE: 262	TOWNSHIP 164 NORTH - RANGE 99 WEST SECTION 25: LOTS 1 (38.75), 2 (38.84), 3 (38.94)

LSE-00376	SP-01	ELEANOR STUCKEY, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	JAMES P. DESJARLAIS	DIVIDE	NORTH DAKOTA	6/13/2008	DOCUMENT NO.: 240684 BOOK: 258M PAGE: 293

TOWNSHIP 163 NORTH - RANGE 102 WEST

SECTION 1: SW4

SECTION 2: LOTS 1 (40.24), 2 (40.32), 3 (40.40), 4 (40.48), S2N2, SE4 LESS A 1.0 ACRE PARCEL IN THE SW CORNER 16 RODS N/S BY 10 RODS E/W MORE FULLY DESCRIBED IN BOOK 11 DEEDS, PAGE 575

LSE-00377	SP-01	ELTON TANGEDAL, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	JAMES P. DESJARLAIS	DIVIDE	NORTH DAKOTA	6/13/2008	DOCUMENT NO.: 240686 BOOK: 258M PAGE: 296

TOWNSHIP 163 NORTH - RANGE 102 WEST

SECTION 1: SW4

SECTION 2: LOTS 1 (40.24), 2 (40.32), 3 (40.40), 4 (40.48), S2N2, SE4 LESS A 1.0 ACRE PARCEL IN THE SW CORNER 16 RODS N/S BY 10 RODS E/W MORE FULLY DESCRIBED IN BOOK 11 DEEDS, PAGE 575

LSE-00378	SP-01	NORMAN TANGEDAL, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	JAMES P. DESJARLAIS	DIVIDE	NORTH DAKOTA	6/13/2008	DOCUMENT NO.: 240682 BOOK: 258M PAGE: 289

TOWNSHIP 163 NORTH - RANGE 102 WEST

SECTION 1: SW4

SECTION 2: LOTS 1 (40.24), 2 (40.32), 3 (40.40), 4 (40.48), S2N2, SE4 LESS A 1.0 ACRE PARCEL IN THE SW CORNER 16 RODS N/S BY 10 RODS E/W MORE FULLY DESCRIBED IN BOOK 11 DEEDS, PAGE 575

LSE-00380	SP-01	LARRY ADAMS AND RODNEY ADAMS, AS CO-TRUSTEES OF THE HAZEL ADAMS TESTAMENTARY TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/24/2010	DOCUMENT NO.: 247872 BOOK: 279M PAGE: 44	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-00381	SP-01	LESSLEY BALDWIN ADAMS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249085 BOOK: 283M PAGE: 272

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 26: LOTS 7 (35.53), 8 (35.67)

SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)

SECTION 32: SE4

SECTION 34: NE4, E2NW4

SECTION 35: W2

LSE-00382	SP-01	ANN MARIE ALCORN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/22/2010	DOCUMENT NO.: 253728 BOOK: 298M PAGE: 512	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 10: N2

LSE-00383	SP-01	PATTY JEAN ALEXANDER, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/13/2010	DOCUMENT NO.: 250260 BOOK: 287M PAGE: 383	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 5: LOTS 3 (39.54), 4 (39.64) SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4

LSE-00384	SP-01	PATTY JEAN ALEXANDER, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/23/2010	DOCUMENT NO.: 250979 BOOK: 289M PAGE: 675	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2 (39.30), 3 (39.30), SW4NE4, SE4NW4, E2SW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: S2NW4, SW4 SECTION 33: SW4 SECTION 34: SE4

LSE-00385	SP-01	WILLIAM R. ANDERSEN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/22/2010	DOCUMENT NO.: 253398 BOOK: 297M PAGE: 601	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00387	SP-01	ARKANSAS MINERALS, INC.	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/15/2010	DOCUMENT NO.: 252686 BOOK: 295M PAGE: 522	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 12: NE4NE4

LSE-00388	SP-01	AVEREX, INC.	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/6/2010	DOCUMENT NO.: 254486 BOOK: 301M PAGE: 154	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4

LSE-00389	SP-01	KAY E. AYERS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/5/2010	DOCUMENT NO.: 249103 BOOK: 283M PAGE: 310	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2

LSE-00390	SP-01	KAY E. AYERS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/25/2010	DOCUMENT NO.: 253735 BOOK: 298M PAGE: 526	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: N2

LSE-00391	SP-01	JENIFER B. BAEZ, AKA JENIFER (GERMAN) BAEZ, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/21/2010	DOCUMENT NO.: 251764 BOOK: 292M PAGE: 520

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 4: LOTS 2 (39.30), 3 (39.30), SW4NE4, SE4NW4, E2SW4, SE4

SECTION 5: LOTS 3 (39.54), 4 (39.64)

SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 32: S2NW4, SW4

SECTION 33: SW4

SECTION 34: SE4

LSE-00392	SP-01	MICHAEL BAISCH, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 249698 BOOK: 285M PAGE: 484	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00393	SP-01	REBECCA BAISCH, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 249097 BOOK: 283M PAGE: 298	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00394	SP-01	RICHARD BAISCH, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 250029 BOOK: 286M PAGE: 574	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00395	SP-01	ERIK BAKKE, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 249235 BOOK: 283M PAGE: 600	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00396	SP-01	FRED B. BALDWIN, TRUSTEE OF THE ELIZABETH BRENCHLEY BALDWIN SPECIAL NEEDS TRUST NO. 2 U/A DATED JANUARY 31, 2000	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249693 BOOK: 285M PAGE: 466

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 26: LOTS 7 (35.53), 8 (35.67)

SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)

SECTION 32: SE4

SECTION 34: NE4, E2NW4

SECTION 35: W2

LSE-00397	SP-01	BLACK STONE MINERALS COMPANY, A DELAWARE LIMITED PARTNERSHIP	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/18/2010	DOCUMENT NO.: 248528 BOOK: 281M PAGE: 321

TOWNSHIP 163 NORTH - RANGE 100 WEST

SECTION 6: LOTS 6 (35.46), 7 (35.50), E2SW4

TOWNSHIP 164 NORTH - RANGE 102 WEST

SECTION 25: LOT 4 (39.49)

SECTION 26: LOTS 1 (39.47), 2 (39.45), 3 (39.43), 4 (39.41)

LSE-00398	SP-01	LINDA A. BOBLITT, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/22/2010	DOCUMENT NO.: 249703 BOOK: 285M PAGE: 494	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00399	SP-01	JEAN M. BOEHM, TRUSTEE OF THE JEAN M. BOEHM TRUST DATED MAY 1, 1995	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/10/2010	DOCUMENT NO.: 247732 BOOK: 278M PAGE: 423	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4

LSE-00400	SP-01	DREW BORG, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 248903 BOOK: 282M PAGE: 548	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00401	SP-01	RICHARD BORG, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249706 BOOK: 285M PAGE: 500	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00402	SP-01	LUELLA BOSS, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/26/2010	DOCUMENT NO.: 249090 BOOK: 283M PAGE: 282	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2

LSE-00403	SP-01	BRAATELIEN FAMILY TRUST, LLC, ELIZABETH BRAATELIEN, TRUSTEE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2010	DOCUMENT NO.: 249697 BOOK: 285M PAGE: 482 CORRECTION OF DESCRIPTION DOCUMENT NO.: 253146 BOOK: 297M PAGE: 111	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4, LESS 5.25 ACRE TRACT IN THE SW4SW4 MORE FULLY DESCRIBED IN BOOK 23, PAGE 431

LSE-00404	SP-01	ELIZABETH BRAATELIEN, TRUSTEE OF THE BRAATELIEN FAMILY TRUST, LLC	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/1/2010	DOCUMENT NO.: 250257 BOOK: 287M PAGE: 377	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NW4, SE4

LSE-00407	SP-01	BRUCE C. BRINK SR. , A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/15/2010	DOCUMENT NO.: 249100 BOOK: 283M PAGE: 304	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00408	SP-01	DAVID F. BRUCE, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/22/2010	DOCUMENT NO.: 254075 BOOK: 299M PAGE: 657	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00409	SP-01	DUANE BUSCHTA, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/18/2011	DOCUMENT NO.: 256772 BOOK: 309M PAGE: 93	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: SE4

LSE-00410	SP-01	GUDRUN "JUDY" BYLES, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249225 BOOK: 283M PAGE: 580	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00411	SP-01	TANYAU (GERMAN) CAIATI, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/21/2010	DOCUMENT NO.: 250978 BOOK: 289M PAGE: 673	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2 (39.30), 3 (39.30), SW4NE4, SE4NW4, E2SW4, SE4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: S2NW4, SW4 SECTION 33: SW4 SECTION 34: SE4

LSE-00412	SP-01	TANYAU RENEE CAIATI, AKA TANYAU (GERMAN) CAIATI, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/21/2010	DOCUMENT NO.: 250261 BOOK: 287M PAGE: 385	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 5: LOTS 3 (39.54), 4 (39.64) SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4

LSE-00413	SP-01	ALMA DALE CAMPBELL, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249088 BOOK: 283M PAGE: 278

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 26: LOTS 7 (35.53), 8 (35.67)

SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)

SECTION 32: SE4

SECTION 34: NE4, E2NW4

SECTION 35: W2

LSE-00414	SP-01	JANEEN CARLBERG, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/8/2010	DOCUMENT NO.: 251765 BOOK: 292M PAGE: 522	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00415	SP-01	NICOLE CARLBERG, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/8/2010	DOCUMENT NO.: 254072 BOOK: 299M PAGE: 651	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00416	SP-01	RUSSELL CARLBERG, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/30/2010	DOCUMENT NO.: 255224 BOOK: 304M PAGE: 8	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00417	SP-01	MARGARET BROWN CARR, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/3/2010	DOCUMENT NO.: 251354 BOOK: 291M PAGE: 161	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: S2NE4, NW4NE4, SE4NW4 SECTION 13: S2NW4, SW4NE4, W2SW4 SECTION 14: SE4

LSE-00418	SP-01	BYRON N. CARTER, ATTORNEY-IN-FACT FOR BERNICE CARTER, FKA BERNICE JOHNSON AND BLAND CARTER, HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/23/2010	DOCUMENT NO.: 249084 BOOK: 283M PAGE: 270 CORRECTION OF DESCPRIPTION DOCUMENT NO.: 250033 BOOK: 286M PAGE: 584

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 4: LOTS 1, 2, 3, S2NE4, SE4NW4, E2SW4, SE4

SECTION 5: LOTS 1, 2, 3, 4, S2NE4

SECTION 9: A 2.06 ACRE TRACT, MORE OR LESS, IN THE NE4NW4

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 32: S2NW4, SW4

SECTION 33: SW4

SECTION 34: SE4

LSE-00419	SP-01	BYRON N. CARTER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/23/2010	DOCUMENT NO.: 249098 BOOK: 283M PAGE: 300	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: A TRACT IN THE SW4SW4 MORE FULLY DESCRIBED IN DOCUMENT #196246

LSE-00420	SP-01	CASSELMAN FAMILY LP, A TEXAS LIMITED PARTNERSHIP	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/4/2010	DOCUMENT NO.: 251603 BOOK: 292M PAGE: 124	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00421	SP-01	LESTER CHRISTIANSON, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 248908 BOOK: 282M PAGE: 558	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NE4

LSE-00422	SP-01	LESTER CHRISTIANSON, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/30/2010	DOCUMENT NO.: 248909 BOOK: 282M PAGE: 560	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00423	SP-01	LESTER CHRISTIANSON, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/8/2010	DOCUMENT NO.: 253903 BOOK: 299M PAGE: 316	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SW4

LSE-00424	SP-01	R.W. CHRISTIANSON AND MARLYS E. CHRISTIANSON, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/23/2010	DOCUMENT NO.: 250258 BOOK: 287M PAGE: 379	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00425	SP-01	RICHARD W CHRISTIANSON AND MARLYS E. CHRISTIANSON, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/2/2011	DOCUMENT NO.: 255968 BOOK: 306M PAGE: 340	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: SW4

LSE-00426	SP-01	SHANE CHRISTIANSON, AS ATTORNEY-IN-FACT FOR RUTH P. CHRISTIANSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/20/2010	DOCUMENT NO.: 249093 BOOK: 283M PAGE: 290	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SW4

LSE-00427	SP-01	SHANE A. CHRISTIANSON, P.O.A. FOR RUTH P. CHRISTIANSON, A MARRIE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2010	DOCUMENT NO.: 248707 BOOK: 282M PAGE: 105	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00428	SP-01	SHANE CHRISTIANSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/31/2010	DOCUMENT NO.: 248704 BOOK: 282M PAGE: 99	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 25: LOTS 5 (34.65), 6 (34.81), 7 (34.95), 8 (35.11) SECTION 26: LOTS 5 (35.25), 6 (35.39)

LSE-00429	SP-01	WAYNE R. CHRISTIANSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/7/2010	DOCUMENT NO.: 250031 BOOK: 286M PAGE: 578	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 14: NE4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 25: LOTS 5 (34.65), 6 (34.81), 7 (34.95), 8 (35.11) SECTION 26: LOTS 5 (35.25), 6 (35.39)

LSE-00430	SP-01	WAYNE R. CHRISTIANSON, AKA WAYNE CHRISTIANSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/2/2011	DOCUMENT NO.: 255428 BOOK: 304M PAGE: 513	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-00431	SP-01	BRYAN H. CONLEY, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/24/2010	DOCUMENT NO.: 248904 BOOK: 282M PAGE: 550	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00432	SP-01	IRENE G. CONSTANTINE, TRUSTEE OF THE ROBERT H. CONSTANTINE AND IRENE G. CONSTANTINE TRUST AGREEMENT DATED 10-21-92	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/29/2010	DOCUMENT NO.: 247544 BOOK: 278M PAGE: 5	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4, SW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-00433	SP-01	LESLIE SYKES, TRUSTEE OF THE A.M. CULVER TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/15/2010	DOCUMENT NO.: 251604 BOOK: 292M PAGE: 126	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NW4

LSE-00434	SP-01	JOHN DALE IV, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249086 BOOK: 283M PAGE: 274

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 26: LOTS 7 (35.53), 8 (35.67)

SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)

SECTION 32: SE4

SECTION 34: NE4, E2NW4

SECTION 35: W2

LSE-00435	SP-01	WILTON R. DALE, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249089 BOOK: 283M PAGE: 280

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 26: LOTS 7 (35.53), 8 (35.67)

SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)

SECTION 32: SE4

SECTION 34: NE4, E2NW4

SECTION 35: W2

LSE-00437	SP-01	ALBERT DAWKINS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/22/2010	DOCUMENT NO.: 251601 BOOK: 292M PAGE: 120

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 4: LOTS 2, 3, 4, SW4NE4, S2NW4, W2SW4 LESS A 5.25 ACRE TRACT IN THE SW4SW4 MORE FULLY DESCRIBED IN BOOK 23, PAGE 431, E2SW4, SE4

SECTION 5: LOTS 3, 4

SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4 MORE FULLY DESCRIBED IN BOOK 36, PAGE 137

SECTION 12: SW4

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 32: S2NW4, SW4

SECTION 33: SW4

SECTION 34: SE4

LSE-00438	SP-01	THOMAS DAWKINS, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/22/2010	DOCUMENT NO.: 251600 BOOK: 292M PAGE: 118

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 4: LOTS 2, 3, 4, SW4NE4, S2NW4, W2SW4 LESS A 5.25 ACRE TRACT IN THE SW4SW4 MORE FULLY DESCRIBED IN BOOK 23, PAGE 431, E2SW4, SE4

SECTION 5: LOTS 3, 4

SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4 MORE FULLY DESCRIBED IN BOOK 36, PAGE 137

SECTION 12: SW4

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 32: S2NW4, SW4

SECTION 33: SW4

SECTION 34: SE4

LSE-00443	SP-01	MATILDA DRAWBOND, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/1/2010	DOCUMENT NO.: 247591 BOOK: 278M PAGE: 67	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 34: NE4 SECTION 35: NW4

LSE-00444	SP-01	ARNE OLAV EGGE, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 249226 BOOK: 283M PAGE: 582	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00445	SP-01	FRANK ANDREAS EGGE, A SINGLE MAN, HEGRENES	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 251953 BOOK: 293M PAGE: 261	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00446	SP-01	VICKI WAUGH EIDMAN, TRUSTEE OF THE VICKI WAUGH EIDMAN TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/30/2011	DOCUMENT NO.: 257395 BOOK: 311M PAGE: 344	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00447	SP-01	ELIZABETH C. ELLS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/25/2010	DOCUMENT NO.: 250971 BOOK: 289M PAGE: 659	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NW4

LSE-00448	SP-01	FRANK DAVID ELSIK, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/23/2010	DOCUMENT NO.: 251152 BOOK: 290M PAGE: 411

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 4: LOTS 2, 3, 4, SW4NE4, S2NW4, W2SW4 LESS A 5.25 ACRE TRACT IN THE SW4SW4 MORE FULLY DESCRIBED IN BOOK 23, PAGE 431, E2SW4, SE4

SECTION 5: LOTS 3, 4

SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4 MORE FULLY DESCRIBED IN BOOK 36, PAGE 137

SECTION 12: SW4

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 32: S2NW4, SW4

SECTION 33: SW4

SECTION 34: SE4

LSE-00449	SP-01	LILA J. ERVIN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 249234 BOOK: 283M PAGE: 598	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00450	SP-01	ELIZABETH J. LIPPMANN ESSIG, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/10/2010	DOCUMENT NO.: 248276 BOOK: 280M PAGE: 431	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4

LSE-00451	SP-01	BRENDA MARY EVERSLEY, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 249105 BOOK: 283M PAGE: 314	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00452	SP-01	BETTY FERREL, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/25/2011	DOCUMENT NO.: 255584 BOOK: 305M PAGE: 140	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00453	SP-01	FREDE J. FOLLESO	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 250030 BOOK: 286M PAGE: 576	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00454	SP-01	KNUT FOLLESO	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 249231 BOOK: 283M PAGE: 592	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00455	SP-01	MAGNE KAARE FOLLESO	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 249229 BOOK: 283M PAGE: 588	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00456	SP-01	FORTIN ENTERPRISES, INC.	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/11/2010	DOCUMENT NO.: 247727 BOOK: 278M PAGE: 413	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00457	SP-01	DAVID M. FOULKES, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/23/2010	DOCUMENT NO.: 248702 BOOK: 282M PAGE: 95	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2 (39.30), 3 (39.30), SE4NW4, SW4NE4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SW4

LSE-00458	SP-01	GEORGE C. FOULKES, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/23/2010	DOCUMENT NO.: 248708 BOOK: 282M PAGE: 107	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2 (39.30), 3 (39.30), SE4NW4, SW4NE4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SW4

LSE-00459	SP-01	MICHAEL G. FOULKES, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/23/2010	DOCUMENT NO.: 248703 BOOK: 282M PAGE: 97	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2 (39.30), 3 (39.30), SE4NW4, SW4NE4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SW4

LSE-00460	SP-01	BRADLEY J. FRANKLIN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/24/2010	DOCUMENT NO.: 254070 BOOK: 299M PAGE: 647	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00461	SP-01	JOHN L. FRANKLIN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/24/2010	DOCUMENT NO.: 254280 BOOK: 300M PAGE: 415	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00462	SP-01	ARIC H. GIBSON, FKA ARIC H. GERMAN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/21/2010	DOCUMENT NO.: 251952 BOOK: 293M PAGE: 259

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 4: LOTS 2 (39.30), 3 (39.30), SW4NE4, SE4NW4, E2SW4, SE4

SECTION 5: LOTS 3 (39.54), 4 (39.64)

SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 32: S2NW4, SW4

SECTION 33: SW4

SECTION 34: SE4

LSE-00467	SP-01	PENNY R. GOODWIN, A WIDOWED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/8/2010	DOCUMENT NO.: 252853 BOOK: 296M PAGE: 113

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 26: LOTS 7 (35.53), 8 (35.67)

SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)

SECTION 32: SE4

SECTION 34: NE4, E2NW4

SECTION 35: W2

LSE-00468	SP-01	CHRISTOPHER GOULD, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/6/2010	DOCUMENT NO.: 248907 BOOK: 282M PAGE: 556	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00469	SP-01	TIM D STRAND, AS ATTORNEY-IN-FACT FOR WAYNE GRIFFIN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2010	DOCUMENT NO.: 249412 BOOK: 284M PAGE: 379	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00470	SP-01	TIM D. STRAND, AS ATTORNEY-IN-FACT FOR LEE GUNDERSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2010	DOCUMENT NO.: 249413 BOOK: 284M PAGE: 381	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00471	SP-01	HAAGENSON FAMILY INVESTMENT COMPANY	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/16/2010	DOCUMENT NO.: 248406 BOOK: 281M PAGE: 61	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-00472	SP-01	D. DEAN HAAGENSON AND DARLENE NELSON, AS CO-TRUSTEES OF THE HAAGENSON REVOCABLE TRUST DATED DECEMBER 31, 1983	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/16/2010	DOCUMENT NO.: 248122 BOOK: 279M PAGE: 658	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-00473	SP-01	ARNETTE HAAGENSON, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/16/2010	DOCUMENT NO.: 248275 BOOK: 280M PAGE: 429	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 SECTION 2: LOTS 3 (39.58), 4 (39.54), S2NW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: E2

LSE-00474	SP-01	SUSAN WILTFONG HANNA, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/19/2010	DOCUMENT NO.: 253397 BOOK: 297M PAGE: 599	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00475	SP-01	MRS. CAMILLE HARRIS, AKA CAMILLE HARRIS, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/8/2010	DOCUMENT NO.: 250815 BOOK: 289M PAGE: 375

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 26: LOTS 7 (35.53), 8 (35.67)

SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)

SECTION 32: SE4

SECTION 34: NE4, E2NW4

SECTION 35: W2

LSE-00476	SP-01	MARGARET HAWKINSON, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/25/2010	DOCUMENT NO.: 250974 BOOK: 289M PAGE: 665	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SE4

LSE-00477	SP-01	JOHN HEGGE, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/3/2010	DOCUMENT NO.: 250975 BOOK: 289M PAGE: 667	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: S2NE4, NW4NE4, SE4NW4 SECTION 13: S2NW4, SW4NE4, W2SW4 SECTION 14: SE4

LSE-00478	SP-01	AIMEE HEGRE, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/8/2010	DOCUMENT NO.: 253323 BOOK: 297M PAGE: 514	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00479	SP-01	MARVIN HOLAS, A MARRIED MAN AND MARCIA HOLAS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/24/2010	DOCUMENT NO.: 254068 BOOK: 299M PAGE: 643	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00480	SP-01	JANIS D. NEWTON HOUCK, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/8/2010	DOCUMENT NO.: 250618 BOOK: 289M PAGE: 377

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 26: LOTS 7 (35.53), 8 (35.67)

SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)

SECTION 32: SE4

SECTION 34: NE4, E2NW4

SECTION 35: W2

LSE-00481	SP-01	JOHN HUGHES, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/1/2010	DOCUMENT NO.: 254074 BOOK: 299M PAGE: 655	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00482	SP-01	MARY JANET HUGHES, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 249233 BOOK: 283M PAGE: 596	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00484	SP-01	EMIL JAMES INDREBO, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 249232 BOOK: 283M PAGE: 594	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00485	SP-01	ROGER J. INDREBO, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 250027 BOOK: 286M PAGE: 570	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00486	SP-01	NAOMI JAMES, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 249228 BOOK: 283M PAGE: 586	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00487	SP-01	LANA JERN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 250026 BOOK: 286M PAGE: 568	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00488	SP-01	CYNTHIA L. JOHNSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/22/2010	DOCUMENT NO.: 253729 BOOK: 298M PAGE: 514	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 10: N2

LSE-00489	SP-01	RICHARD JOHNSON, A WIDOWER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/20/2010	DOCUMENT NO.: 255970 BOOK: 306M PAGE: 344	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 3 (36.15), 4 (36.19), E2SW4

LSE-00490	SP-01	DANIEL O. JORAANSTAD, AKA DAN JORAANSTAD, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/18/2010	DOCUMENT NO.: 250970 BOOK: 289M PAGE: 655	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 1 (36.09), 2 (36.13), E2NW4 SECTION 33: SE4 SECTION 34: SW4

LSE-00491	SP-01	DANIEL O. JORAANSTAD, AKA DAN JORAANSTAD, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/4/2011	DOCUMENT NO.: 256553 BOOK: 308M PAGE: 101	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-00492	SP-01	MARK H. JORAANSTAD, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/19/2010	DOCUMENT NO.: 250259 BOOK: 287M PAGE: 381	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 1 (36.09), 2 (36.13), E2NW4 SECTION 33: SE4 SECTION 34: SW4

LSE-00493	SP-01	PAUL A. JORAANSTAD, AKA PAUL JOEAANSTAD AND BARBARA A. JORAANSTAD, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/19/2010	DOCUMENT NO.: 250262 BOOK: 287M PAGE: 387	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 1 (36.09), 2 (36.13), E2NW4 SECTION 33: SE4 SECTION 34: SW4

LSE-00494	SP-01	PAUL A JORAANSTAD AKA PAUL & BARBARA A J	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/4/2011	DOCUMENT NO.: 256655 BOOK: 308M PAGE: 507	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-00495	SP-01	BOUDICCA W. JOSEPH, TRUSTEE OF THE BOUDICCA W. JOSEPH TRUST NO. 3, BOSTON HARBOR PLACE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/13/2010	DOCUMENT NO.: 253395 BOOK: 297M PAGE: 595	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: N2

LSE-00496	SP-01	BOUDICCA W. JOSEPH, TRUSTEE OD THE BOUDICCA W. JOSEPH TRUST NO. 3	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/5/2010	DOCUMENT NO.: 249416 BOOK: 284M PAGE: 387	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2

LSE-00497	SP-01	KATHERINE BALDWIN KEY, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249689 BOOK: 285M PAGE: 455

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 26: LOTS 7 (35.53), 8 (35.67)

SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)

SECTION 32: SE4

SECTION 34: NE4, E2NW4

SECTION 35: W2

LSE-00498	SP-01	DAVID A. KJOS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/22/2010	DOCUMENT NO.: 253731 BOOK: 298M PAGE: 518	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 10: N2

LSE-00499	SP-01	DuWAYNE A. KJOS, AKA DuWAYNE KJOS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/22/2010	DOCUMENT NO.: 253730 BOOK: 298M PAGE: 516	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 10: N2

LSE-00500	SP-01	JASON EDMUND KJOS, AKA JASON EDWARD KJOS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/22/2010	DOCUMENT NO.: 253732 BOOK: 298M PAGE: 520	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 10: N2

LSE-00501	SP-01	LLOYD JUNIOR KJOS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/22/2010	DOCUMENT NO.: 253727 BOOK: 298M PAGE: 510	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 10: N2

LSE-00502	SP-01	CATHERINE A. FORSLUND, SUCCESSOR TRUSTEE OF THE ELIZABETH J. KUNKEL IRREVOCABLE TRUST DATED 9/30/91	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/10/2010	DOCUMENT NO.: 247729 BOOK: 278M PAGE: 417	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4

LSE-00503	SP-01	AILEEN KUNZ, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249106 BOOK: 283M PAGE: 316	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00504	SP-01	LAURA K. LAMB, FKA LAURA K. ROLLEFSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/15/2010	DOCUMENT NO.: 249690 BOOK: 285M PAGE: 457	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4, LESS 5.25 ACRE TRACT IN THE SW4SW4

LSE-00505	SP-01	MARY ELLEN KJOS LARSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/22/2010	DOCUMENT NO.: 253726 BOOK: 298M PAGE: 508	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 10: N2

LSE-00506	SP-01	ALLAN G. LASSEY AND DONNA L. LASSEY, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/19/2010	DOCUMENT NO.: 253313 BOOK: 297M PAGE: 494	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2

LSE-00507	SP-01	ALLAN G. LASSEY AND DONNA L. LASSEY, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/19/2010	DOCUMENT NO.: 253314 BOOK: 297M PAGE: 496	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 5: S2

LSE-00508	SP-01	ALLAN G. LASSEY AND DONNA L. LASSEY, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/19/2010	DOCUMENT NO.: 253315 BOOK: 297M PAGE: 498	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: N2

LSE-00509	SP-01	ELISA LAVORATO, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 249227 BOOK: 283M PAGE: 584	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00510	SP-01	JAMES LAVORATO, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 250256 BOOK: 287M PAGE: 375	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00513	SP-01	DOROTHY J. LEINIGER, AS TRUSTEE OF THE DOROTHY J. LEININGER TRUST DATED SEPTEMBER 7, 1999	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/7/2010	DOCUMENT NO.: 253736 BOOK: 298M PAGE: 528	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: SE4

LSE-00514	SP-01	ROBERT D. LEININGER, AS TRUSTEE OF THE ROBERT D. LEININGER TRUST DATED SEPTEMBER 7, 1999	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/7/2010	DOCUMENT NO.: 253737 BOOK: 298M PAGE: 532	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: SE4

LSE-00515	SP-01	CHARLES LESLIE, AKA CHARLES B. LESLIE, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/4/2010	DOCUMENT NO.: 247734 BOOK: 278M PAGE: 427	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: NE4

LSE-00516	SP-01	BRIAN SCOTT LEVIG, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 249406 BOOK: 284M PAGE: 367	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00517	SP-01	DAVID L. LEVIG, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/6/2010	DOCUMENT NO.: 248905 BOOK: 282M PAGE: 552	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00518	SP-01	LESLIE LEVIG, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/16/2010	DOCUMENT NO.: 247728 BOOK: 278M PAGE: 415	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4 , S2 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-00519	SP-01	LISA LEVIG, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/22/2010	DOCUMENT NO.: 249701 BOOK: 285M PAGE: 490	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00520	SP-01	MARK ALAN LEVIG, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 249108 BOOK: 283M PAGE: 320	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00521	SP-01	MERLE L LEVIG, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/6/2010	DOCUMENT NO.: 249104 BOOK: 283M PAGE: 312	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00522	SP-01	ANN LEVIG AS PERSONAL REPRESENTATIVE OF THE THOMAS B. LEVIG ESTATE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/7/2010	DOCUMENT NO.: 249417 BOOK: 284M PAGE: 389	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00523	SP-01	TODD STEVEN LEVIG, AKA TODD LEVIG, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 249107 BOOK: 283M PAGE: 318	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00524	SP-01	EDWIN J. LIPPMANN, JR., TRUSTEE OF THE EDWIN J. LIPPMANN, JR. REVOCABLE TRUST DATED NOVEMBER 8, 1993, AS AMENDED	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/19/2010	DOCUMENT NO.: 253401 BOOK: 297M PAGE: 607	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 12: N2NW4, SW4NW4

LSE-00525	SP-01	EDWIN J. LIPPMAN, JR. TRUSTEE OF THE EDWIN J. LIPPMAN TRUST DATED 11/8/93	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/10/2010	DOCUMENT NO.: 253904 BOOK: 299M PAGE: 318	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: NE4NE4

LSE-00526	SP-01	MARY MIDGE LIPPMANN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/10/2010	DOCUMENT NO.: 247731 BOOK: 278M PAGE: 421	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4

LSE-00527	SP-01	PATRICK A. LIPPMANN, TRUSTEE OF THE PATRICK A. LIPPMANN REVOCABLE TRUST DATED MAY 31 1995	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/10/2010	DOCUMENT NO.: 247730 BOOK: 278M PAGE: 419	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4

LSE-00528	SP-01	CATERINE DALE LUSK, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249418 BOOK: 284M PAGE: 391

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 26: LOTS 7 (35.53), 8 (35.67)

SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)

SECTION 32: SE4

SECTION 34: NE4, E2NW4

SECTION 35: W2

LSE-00529	SP-01	AUDRUD MACDONALD, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/30/2010	DOCUMENT NO.: 249705 BOOK: 285M PAGE: 498	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00530	SP-01	MARY CASSELMAN MCCALL, AWIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/4/2010	DOCUMENT NO.: 248123 BOOK: 279M PAGE: 660	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00531	SP-01	TIM D. STRAND, AS ATTORNEY-IN-FACT FOR GAIL MCELROY, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2010	DOCUMENT NO.: 249414 BOOK: 284M PAGE: 383	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00532	SP-01	TERESA FRESE MCMAHON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 249419 BOOK: 284M PAGE: 393	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00533	SP-01	WALTER L. MCNUTT, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/24/2010	DOCUMENT NO.: 254071 BOOK: 299M PAGE: 649	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00534	SP-01	SANDRA MEEVE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/30/2010	DOCUMENT NO.: 254283 BOOK: 300M PAGE: 421	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00536	SP-01	CANDY MILLER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 249699 BOOK: 285M PAGE: 486	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00537	SP-01	DOROTHY A. MINCHER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/22/2010	DOCUMENT NO.: 247875 BOOK: 279M PAGE: 50	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4 , S2 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-00538	SP-01	FRANK MONTGOMERY, A WIDOWER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/25/2010	DOCUMENT NO.: 248120 BOOK: 279M PAGE: 654	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: S2NW4, SW4 SECTION 33: SW4 SECTION 34: SE4

LSE-00539	SP-01	FRANK MONTGOMERY, A WIDOWER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/14/2010	DOCUMENT NO.: 249094 BOOK: 283M PAGE: 292	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2, 3, SW4NE4, SE4NW4, E2SW4, SE4 SECTION 5: LOTS 3 (39.54), 4 (39.64) SECTION 9: E2NW4, LESS A 2.06 ACRE TRACT IN THE NE4NW4 SECTION 12: SW4

LSE-00540	SP-01	STEVE MONTGOMERY, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/25/2010	DOCUMENT NO.: 248119 BOOK: 279M PAGE: 652	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: S2NW4, SW4 SECTION 33: SW4 SECTION 34: SE4

LSE-00541	SP-01	STEVE MONTGOMERY, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/14/2010	DOCUMENT NO.: 249096 BOOK: 283M PAGE: 296	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2, 3, SW4NE4, SE4NW4, E2SW4, SE4 SECTION 5: LOTS 3 (39.54), 4 (39.64) SECTION 9: E2NW4, LESS A 2.06 ACRE TRACT IN THE NE4NW4 SECTION 12: SW4

LSE-00542	SP-01	DONALD AND ARLENE MUZZY, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/5/2010	DOCUMENT NO.: 250455 BOOK: 288M PAGE: 200	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 27: LOT 8 (36.13) SECTION 28: LOTS 1, 2 SECTION 33: N2, SE4 SECTION 34: W2NW4, SW4

LSE-00543	SP-01	JAMES E. MUZZY AND HILARY STAFFORD-MUZZY, INDIVIDUALLY AND AS TRUSTEES OR THEIR SUCCESSORS IN TRUST UNDER THE JAMES E. MUZZY LIVING TRUST DATED JUNE 3, 1998	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/5/2010	DOCUMENT NO.: 250814 BOOK: 289M PAGE: 373	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: N2, SE4

LSE-00544	SP-01	JERALD E. MUZZY AND LAVON R. MUZZY, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/5/2010	DOCUMENT NO.: 250456 BOOK: 288M PAGE: 202	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: N2, SE4

LSE-00545	SP-01	M. JANE NEINAST (WIDOWED)	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/8/2010	DOCUMENT NO.: 248709 BOOK: 282M PAGE: 109	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 3 (36.15), 4 (36.19), E2SW4

LSE-00546	SP-01	JANICE W. NELSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/5/2010	DOCUMENT NO.: 249710 BOOK: 285M PAGE: 508	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2

LSE-00547	SP-01	JANICE W. NELSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/13/2010	DOCUMENT NO.: 253320 BOOK: 297M PAGE: 508	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: N2

LSE-00548	SP-01	MILDRED LEONA NELSON, AKA MILDRED NELSON, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/28/2010	DOCUMENT NO.: 247590 BOOK: 278M PAGE: 65	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 6: LOTS 3, 4, 5, 6, 7, SE4NW4, E2SW4 SECTION 7: LOTS 1, 2 E2NW4 TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 1, 2 S2NE4, SE4 SECTION 12: NE4NE4

LSE-00549	SP-01	JEAN NESHIEM, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/18/2010	DOCUMENT NO.: 251349 BOOK: 291M PAGE: 151	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 5: S2

LSE-00550	SP-01	JEAN NESHIEM, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/18/2010	DOCUMENT NO.: 251350 BOOK: 291M PAGE: 153	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2

LSE-00551	SP-01	JEAN NESHIEM, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/11/2010	DOCUMENT NO.: 253396 BOOK: 297M PAGE: 597	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: N2

LSE-00556	SP-01	DENNIS M. NIELSEN AND CYNTHIA A. NIELSEN, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/30/2010	DOCUMENT NO.: 249709 BOOK: 285M PAGE: 506	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 35: NE4

LSE-00557	SP-01	GREGG D. NIELSEN, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/30/2010	DOCUMENT NO.: 249708 BOOK: 285M PAGE: 504	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 35: NE4

LSE-00558	SP-01	PALMER D. NORBY, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/26/2010	DOCUMENT NO.: 248527 BOOK: 281M PAGE: 319	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2

LSE-00559	SP-01	PALMER D. NORBY, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/11/2010	DOCUMENT NO.: 253321 BOOK: 297M PAGE: 510	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: N2

LSE-00560	SP-01	DANIEL J. O'SHAUGHNESSY, TRUSTEE OF THE DANIEL J. O'SHAUGHNESSY TRUST UNDER TRUST AGREEMENT DATED AUGUST 1, 1999	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/2/2010	DOCUMENT NO.: 247733 BOOK: 278M PAGE: 425	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 1 (36.09), 2 (36.13), E2NW4

LSE-00561	SP-01	STEPHEN M. O'SHAUGHNESSY, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/2/2010	DOCUMENT NO.: 249109 BOOK: 283M PAGE: 322	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 1 (36.09), 2 (36.13), E2NW4

LSE-00562	SP-01	MISKA PAGET, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/8/2010	DOCUMENT NO.: 253402 BOOK: 297M PAGE: 609	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00563	SP-01	ELIZABETH PATTON, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 249101 BOOK: 283M PAGE: 306	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00564	SP-01	JOHN PATTON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 250028 BOOK: 286M PAGE: 572	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00565	SP-01	MARSHALL PATTON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 252062 BOOK: 293M PAGE: 502	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00566	SP-01	BEVERLY J. PEDERSON, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/10/2010	DOCUMENT NO.: 248117 BOOK: 279M PAGE: 644	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 27: LOTS 5 (37.62), 6 (37.72), 7 (37.80), 8 (37.90) SECTION 34: W2, SE4 SECTION 35: SW4 SECTION 36: N2, SE4

LSE-00567	SP-01	IRENE L. PEDERSON, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/1/2010	DOCUMENT NO.: 248118 BOOK: 279M PAGE: 648	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 27: LOTS 5 (37.62), 6 (37.72), 7 (37.80), 8 (37.90) SECTION 34: W2, SE4 SECTION 35: SW4 SECTION 36: N2, SE4

LSE-00568	SP-01	COLLEEN PIKE AND REED PIKE, HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/29/2010	DOCUMENT NO.: 248706 BOOK: 282M PAGE: 103	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 5: S2

LSE-00569	SP-01	JOAN KERSHAW PUTNAM, TRUSTEE OF THE JOAN KERSHAW PUTMAN TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/10/2010	DOCUMENT NO.: 247874 BOOK: 279M PAGE: 48	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4

LSE-00570	SP-01	RAGAN PETROLEUM, INC	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/6/2010	DOCUMENT NO.: 254487 BOOK: 301M PAGE: 156	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4

LSE-00571	SP-01	DOROTHY DALE REEVES, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249087 BOOK: 283M PAGE: 276

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 26: LOTS 7 (35.53), 8 (35.67)

SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)

SECTION 32: SE4

SECTION 34: NE4, E2NW4

SECTION 35: W2

LSE-00572	SP-01	CARL D. REIMERS III, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/30/2010	DOCUMENT NO.: 250032 BOOK: 286M PAGE: 582

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 4: LOTS 2 (39.30), 3 (39.30), SW4NE4, SE4NW4, E2SW4, SE4

SECTION 5: LOTS 3 (39.54), 4 (39.64)

SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 32: S2NW4, SW4

SECTION 33: SW4

SECTION 34: SE4

LSE-00573	SP-01	ELIZABETH REISING, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/16/2010	DOCUMENT NO.: 253143 BOOK: 297M PAGE: 105	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00574	SP-01	TIM D. STRAND, AS ATTORNEY-IN-FACT FOR GLENDA GUNDERSON RENWICK, FKA GLENDA GUNDERSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2010	DOCUMENT NO.: 249704 BOOK: 285M PAGE: 496	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00575	SP-01	HOWARD L REYNOLDS, AKA HOWARD LEON REYNOLDS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/23/2010	DOCUMENT NO.: 249707 BOOK: 285M PAGE: 502	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 5: LOTS 3 (39.54), 4 (39.64) SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4

LSE-00576	SP-01	HOWARD L. REYNOLDS, AKA HOWARD LEON REYNOLDS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/23/2010	DOCUMENT NO.: 250976 BOOK: 289M PAGE: 669	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2 (39.30), 3 (39.30), SW4NE4, SE4NW4, E2SW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: S2NW4, SW4 SECTION 33: SW4 SECTION 34: SE4

LSE-00577	SP-01	JOHN WESLEY REYNOLDS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/23/2010	DOCUMENT NO.: 249702 BOOK: 285M PAGE: 492	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 5: LOTS 3 (39.54), 4 (39.64) SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4

LSE-00578	SP-01	JOHN WESLEY REYNOLDS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/23/2010	DOCUMENT NO.: 250972 BOOK: 289M PAGE: 661	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2 (39.30), 3 (39.30), SW4NE4, SE4NW4, E2SW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: S2NW4, SW4 SECTION 33: SW4 SECTION 34: SE4

LSE-00579	SP-01	THOMAS B. REYNOLDS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/30/2010	DOCUMENT NO.: 249692 BOOK: 285M PAGE: 464

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 4: LOTS 2 (39.30), 3 (39.30), SW4NE4, SE4NW4, E2SW4, SE4

SECTION 5: LOTS 3 (39.54), 4 (39.64)

SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 32: S2NW4, SW4

SECTION 33: SW4

SECTION 34: SE4

LSE-00580	SP-01	MAURINE REYNOLDS, ATTORNEY-IN-FACT FOR WATKINS W. REYNOLDS III, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/30/2010	DOCUMENT NO.: 249691 BOOK: 285M PAGE: 462

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 4: LOTS 2 (39.30), 3 (39.30), SW4NE4, SE4NW4, E2SW4, SE4

SECTION 5: LOTS 3 (39.54), 4 (39.64)

SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 32: S2NW4, SW4

SECTION 33: SW4

SECTION 34: SE4

LSE-00581	SP-01	BECKY RICH, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/14/2010	DOCUMENT NO.: 250813 BOOK: 289M PAGE: 371	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: W2NW4

LSE-00582	SP-01	DAVID RICH, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/14/2010	DOCUMENT NO.: 250812 BOOK: 289M PAGE: 369	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: W2NW4

LSE-00585	SP-01	MONTY B. ADMAS, AS TRUSTEE OF THE MAURINE ADAMS RICHARDSON TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/8/2010	DOCUMENT NO.: 251153 BOOK: 290M PAGE: 413

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 26: LOTS 7 (35.53), 8 (35.67)

SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)

SECTION 32: SE4

SECTION 34: NE4, E2NW4

SECTION 35: W2

LSE-00586	SP-01	MARY JANE ROBB, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/24/2010	DOCUMENT NO.: 250255 BOOK: 287M PAGE: 372	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00587	SP-01	ROBERT E. KERSHAW ROYALTY CO., INC	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/5/2010	DOCUMENT NO.: 249102 BOOK: 283M PAGE: 308	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4

LSE-00588	SP-01	DORIS WILSON AND BETTY CUNNINGHAM, PERSONAL REPRESENTATIVES OF THE VERNICE ROBERTS ESTATE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/3/2011	DOCUMENT NO.: 255430 BOOK: 304M PAGE: 517	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00589	SP-01	JOE D. ROGERS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/6/2010	DOCUMENT NO.: 251351 BOOK: 291M PAGE: 155

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 26: LOTS 7 (35.53), 8 (35.67)

SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)

SECTION 32: SE4

SECTION 34: NE4, E2NW4

SECTION 35: W2

LSE-00590	SP-01	W.H. ROGERS, III, SINGLE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/8/2010	DOCUMENT NO.: 251602 BOOK: 292M PAGE: 122

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 26: LOTS 7 (35.53), 8 (35.67)

SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)

SECTION 32: SE4

SECTION 34: NE4, E2NW4

SECTION 35: W2

LSE-00591	SP-01	STACEY D. ROLLEFSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/16/2010	DOCUMENT NO.: 249696 BOOK: 285M PAGE: 475	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4, LESS 5.25 ACRE TRACT IN THE SW4SW4

LSE-00592	SP-01	DELAINE RUDE, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/4/2011	DOCUMENT NO.: 256653 BOOK: 308M PAGE: 503	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-00593	SP-01	LENORA RUDMAN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/16/2010	DOCUMENT NO.: 247876 BOOK: 279M PAGE: 52	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4 , S2 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-00594	SP-01	KATHY K. SCOTT SPOON, JOHN THUMMA, AND CHARLENE JUDGE, CO-TRUSTEES OF THE HENRY RUSSELL FAMILY TRUST, U/T/D MARCH 10, 2010	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/6/2011	DOCUMENT NO.: 255585 BOOK: 305 PAGE: 142	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00595	SP-01	RYAN OIL COMPANY, LLC	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/22/2010	DOCUMENT NO.: 257199 BOOK: 310M PAGE: 443	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 4: LOTS 1 (40.24), 2 (40.26), S2NE4 SECTION 5: SE4 LESS A 2.00 ACRE TRACT SECTION 18: NE4 SECTION 19: SE4

LSE-00596	SP-01	DONALD O. SAGEN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/16/2010	DOCUMENT NO.: 247871 BOOK: 279M PAGE: 42	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-00597	SP-01	FREDERICK T SANDBURG, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/16/2010	DOCUMENT NO.: 252855 BOOK: 296M PAGE: 117	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00602	SP-01	RICHARD SARGENT, FKA RICHARD HEGGE AND LUCY SARGENT, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/3/2010	DOCUMENT NO.: 250973 BOOK: 289M PAGE: 663	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: S2NE4, NW4NE4, SE4NW4 SECTION 13: S2NW4, SW4NE4, W2SW4 SECTION 14: SE4

LSE-00603	SP-01	ANN SCHANTZ, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/8/2010	DOCUMENT NO.: 248407 BOOK: 281M PAGE: 63	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 3 (36.15), 4 (36.19), E2SW4

LSE-00604	SP-01	GREGORY L. SCHANTZ, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/8/2010	DOCUMENT NO.: 252064 BOOK: 282M PAGE: 101	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 3 (36.15), 4 (36.19), E2SW4

LSE-00605	SP-01	ROBERT W. SCHANTZ, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/8/2010	DOCUMENT NO.: 248906 BOOK: 282M PAGE: 554	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 3 (36.15), 4 (36.19), E2SW4

LSE-00607	SP-01	MARY ANN SHIPLEY, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/6/2010	DOCUMENT NO.: 249408 BOOK: 284M PAGE: 371	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00610	SP-01	BEVERLYE SOLI-MARITAN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/4/2010	DOCUMENT NO.: 253902 BOOK: 299M PAGE: 314	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 4: LOTS 1 (40.24), 2 (40.26), S2NE4

LSE-00611	SP-01	LYNNE M. SPRIERING, FKA LYNN M. ROLLEFSON, AKA LYNN M. ROLLEFSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/15/2010	DOCUMENT NO.: 249695 BOOK: 285M PAGE: 471	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4, LESS 5.25 ACRE TRACT IN THE SW4SW4

LSE-00612	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS - OG-10-00709	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/2/2010	DOCUMENT NO.: 247726 BOOK: 278M PAGE: 411	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: SW4

LSE-00613	SP-01	DONALD J. STEINBESSIER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/24/2010	DOCUMENT NO.: 254281 BOOK: 300M PAGE: 417	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00614	SP-01	TIM D. STRAND, AS ATTORNEY-IN-FACT FOR EARL H. STRAND, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2010	DOCUMENT NO.: 249410 BOOK: 284M PAGE: 375	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00615	SP-01	TIM D. STRAND, AS ATTORNEY-IN-FACT FOR ERVIN L STRAND, AKA ERVIN STRAND, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2010	DOCUMENT NO.: 249411 BOOK: 284M PAGE: 377	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00617	SP-01	THOMAS H. STROM, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/15/2010	DOCUMENT NO.: 254928 BOOK: 302M PAGE: 588	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00618	SP-01	MARSHALL K. TANGEDAL, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/2/2010	DOCUMENT NO.: 247592 BOOK: 278M PAGE: 69	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 30: LOTS 1 (39.43), 2 (39.48), 3 (39.53), 4 (35.73)

LSE-00619	SP-01	MARSHALL K. TANGEDAL, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/29/2010	DOCUMENT NO.: 247593 BOOK: 278M PAGE: 71	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 31: LOTS 1 (36.09), 2 (36.13), E2NW4

LSE-00620	SP-01	MARSHALL K. TANGEDAL, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/29/2010	DOCUMENT NO.: 247594 BOOK: 278M PAGE: 73	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 25: LOTS 1 (39.59), 2 (39.55), 3 (39.53), 4 (39.49) SECTION 26: LOTS 1 (39.47), 2 (39.45), 3 (39.43), 4 (39.41)

LSE-00621	SP-01	MARSHALL K. TANGEDAL, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/18/2010	DOCUMENT NO.: 248701 BOOK: 282M PAGE: 90	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 6: LOTS 1 (39.72), 2 (39.80), 3 (39.88), 4 (36.17), 5 (36.20), 6 (36.20), 7 (36.20), S2NE4, SE4NW4, E2SW4, SE4

LSE-00622	SP-01	STANLEY TANGEDAL AND MURIELLE TANGEDAL, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/29/2010	DOCUMENT NO.: 247542 BOOK: 278M PAGE: 1	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 25: LOTS 1 (39.59), 2 (39.55), 3 (39.53), 4 (39.49) SECTION 26: LOTS 1 (39.47), 2 (39.45), 3 (39.43), 4 (39.41)

LSE-00623	SP-01	STANLEY TANGEDAL AND MURIELLE TANGEDAL, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/2/2010	DOCUMENT NO.: 247589 BOOK: 278M PAGE: 63	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 30: LOTS 1 (39.43), 2 (39.48), 3 (39.53), 4 (35.73)

LSE-00624	SP-01	STANLEY TANGEDAL AND MURIELLE TANGEDAL, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/18/2010	DOCUMENT NO.: 248910 BOOK: 282M PAGE: 562	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 6: LOTS 1 (39.72), 2 (39.80), 3 (39.88), 4 (36.17), 5 (36.20), 6 (36.20), 7 (36.20), S2NE4, SE4NW4, E2SW4, SE4

LSE-00625	SP-01	MARY . TERNQUIST, ATTORNEY-IN-FACT FOR JEAN OWENS, GARRY OWENS, KENNETH OWENS, CHRIS OWENS, AND DAWN COBURN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/4/2011	DOCUMENT NO.: 256552 BOOK: 308M PAGE: 99	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-00626	SP-01	JUDY THOMPSON, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249099 BOOK: 283M PAGE: 302	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: W2NW4

LSE-00627	SP-01	KEN SCOTT THOMPSON, AKA KEN S. THOMPSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/24/2010	DOCUMENT NO.: 250977 BOOK: 289M PAGE: 671	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: N2, SE4

LSE-00628	SP-01	MARIAN M. THOMPSON, A SINGLE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/24/2010	DOCUMENT NO.: 250980 BOOK: 289M PAGE: 677	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: N2, SE4

LSE-00629	SP-01	SHARON THOMPSON, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/8/2010	DOCUMENT NO.: 249694 BOOK: 285M PAGE: 468	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: W2NW4, SW4

LSE-00630	SP-01	SHELLY A. THOMPSON, FKA SHELLY A. TANGEDAL, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/29/2010	DOCUMENT NO.: 247543 BOOK: 278M PAGE: 3	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 25: LOTS 1 (39.59), 2 (39.55), 3 (39.53), 4 (39.49) SECTION 26: LOTS 1 (39.47), 2 (39.45), 3 (39.43), 4 (39.41)

LSE-00631	SP-01	TERRY THOMPSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249092 BOOK: 283M PAGE: 288	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: W2NW4

LSE-00632	SP-01	CAROLYN JANICE THURMOND, AKA CAROLYN THURMOND, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/25/2010	DOCUMENT NO.: 248121 BOOK: 279M PAGE: 656	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: S2NW4, SW4 SECTION 33: SW4 SECTION 34: SE4

LSE-00633	SP-01	CAROLYN JANICE THURMOND, AKA CAROLYN THURMOND, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/14/2010	DOCUMENT NO.: 249091 BOOK: 283M PAGE: 286	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2, 3, SW4NE4, SE4NW4, E2SW4, SE4 SECTION 5: LOTS 3 (39.54), 4 (39.64) SECTION 9: E2NW4, LESS A 2.06 ACRE TRACT IN THE NE4NW4 SECTION 12: SW4

LSE-00634	SP-01	DOROTHY M. TORGESON, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/6/2011	DOCUMENT NO.: 254924 BOOK: 302M PAGE: 578	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 1: SE4

LSE-00635	SP-01	RANDAL TORGESON AND ELIZABETH ELSBERND, TRUSTEES OF THE HOWARD TORGESON FAMILY TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/6/2011	DOCUMENT NO.: 254930 BOOK: 302M PAGE: 592	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 1: SE4

LSE-00637	SP-01	MYRTLE MARGARET TORGESON, AKA MYRTLE TORGERSON, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/28/2010	DOCUMENT NO.: 247595 BOOK: 278M PAGE: 75	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 6: LOTS 3, 4, 5, 6, 7, SE4NW4, E2SW4 SECTION 7: LOTS 1, 2 E2NW4 TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 1, 2 S2NE4, SE4 SECTION 12: NE4NE4

LSE-00638	SP-01	STEVEN TURNER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/8/2010	DOCUMENT NO.: 251767 BOOK: 292M PAGE: 526	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00641	SP-01	KANDICE F. VANDENDRIESSCHE, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/23/2010	DOCUMENT NO.: 249409 BOOK: 284M PAGE: 373	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00642	SP-01	JANET ROGERS VIGE, A DIVORCED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/8/2010	DOCUMENT NO.: 252854 BOOK: 296M PAGE: 115

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 26: LOTS 7 (35.53), 8 (35.67)

SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)

SECTION 32: SE4

SECTION 34: NE4, E2NW4

SECTION 35: W2

LSE-00643	SP-01	TERRY VIGNAULT, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2010	DOCUMENT NO.: 249700 BOOK: 285M PAGE: 488	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00644	SP-01	TIM D. STRAND, AS ATTORNEY-IN-FACT FOR DAN O. WAGNER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/2/2010	DOCUMENT NO.: 249415 BOOK: 284M PAGE: 385	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00645	SP-01	JULIA FRANCES WATTERS, AKA JULIA WATTERS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/25/2010	DOCUMENT NO.: 247870 BOOK: 279M PAGE: 40	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: S2NW4, SW4 SECTION 33: SW4 SECTION 34: SE4

LSE-00646	SP-01	JULIA FRANCES WATTERS, AKA JULIA WATTERS, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/14/2010	DOCUMENT NO.: 249095 BOOK: 283M PAGE: 294	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOTS 2, 3, SW4NE4, SE4NW4, E2SW4, SE4 SECTION 5: LOTS 3 (39.54), 4 (39.64) SECTION 9: E2NW4, LESS A 2.50 ACRE TRACT IN THE NE4NW4 SECTION 12: SW4

LSE-00647	SP-01	JOHN MARK WAUGH, AS TRUSTEE OF THE JOHN MARK WAUGH TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/30/2011	DOCUMENT NO.: 257396 BOOK: 311M PAGE: 346	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00648	SP-01	BARBARA GRAVES SHIMER, F/K/A BARBARA GRAVES, TRUSTEE OF THE DONALD J., RAY A. AND DAVID N. WEBER TRUST DATED DECEMBER 16, 1987	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/6/2011	DOCUMENT NO.: 254929 BOOK: 302M PAGE: 590	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-00649	SP-01	HUBERT ALOIS WEINBERGER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/18/2011	DOCUMENT NO.: 256940 BOOK: 309M PAGE: 603	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 4: LOT 4, SW4NW4, W2SW4 LESS 5.25 ACRE IN SW4SW4 SECTION 12: NE4NE4, N2NW4, SW4NW4

LSE-00650	SP-01	TRACEY G. WELLMAN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/8/2010	DOCUMENT NO.: 251766 BOOK: 292M PAGE: 524	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00651	SP-01	LOIS WELLS, AKA LOIS I. WELLS, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/2/2010	DOCUMENT NO.: 248124 BOOK: 279M PAGE: 662	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4 , S2 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-00652	SP-01	RUTH WIGNESS, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249870 BOOK: 286M PAGE: 175	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: E2SW4

LSE-00653	SP-01	STEVEN H. WILLIAMSON, SUCCESSOR TRUSTEE OF THE HU ANS ELAINE WILLIAMSON TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/11/2010	DOCUMENT NO.: 253734 BOOK: 298M PAGE: 524	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00654	SP-01	WILLISTON STATE COLLEGE FOUNDATION	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/11/2010	DOCUMENT NO.: 254069 BOOK: 299M PAGE: 645	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00655	SP-01	MICHAEL WILTFONG, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/30/2010	DOCUMENT NO.: 254282 BOOK: 300M PAGE: 419	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00656	SP-01	RAY WILTFONG, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/19/2010	DOCUMENT NO.: 253733 BOOK: 298M PAGE: 522	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00657	SP-01	JAMES G. WINGER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/8/2010	DOCUMENT NO.: 251352 BOOK: 291M PAGE: 157	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00658	SP-01	MICHAEL G. WINGER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/8/2010	DOCUMENT NO.: 251353 BOOK: 291M PAGE: 159	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00660	SP-01	WILLIAM J. WITHERSPOON, III, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/5/2010	DOCUMENT NO.: 249407 BOOK: 284M PAGE: 369	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2

LSE-00661	SP-01	HENRY WUEBKER, AKA HENRY H. WUEBKER, A WIDOWER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/23/2010	DOCUMENT NO.: 251348 BOOK: 291M PAGE: 149

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 4: LOTS 2, 3, 4, SW4NE4, S2NW4, W2SW4 LESS A 5.25 ACRE TRACT IN THE SW4SW4 MORE FULLY DESCRIBED IN BOOK 23, PAGE 431, E2SW4, SE4

SECTION 5: LOTS 3, 4

SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4 MORE FULLY DESCRIBED IN BOOK 36, PAGE 137

SECTION 12: SW4

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 32: S2NW4, SW4

SECTION 33: SW4

SECTION 34: SE4

LSE-00662	SP-01	YELLOWSTONE CONFERENCE OF THE UNITED METHODIST CHURCH OF BILLINGS, MONTANA A RELIGIOUS NON-PROFIT CORPORATION UNDER THE LAW OF MONTANA, FKA THE MONTANA CONFERENCE OF THE EVANGELICAL UNITED BRETHERN CHURCH	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/4/2010	DOCUMENT NO.: 247873 BOOK: 279M PAGE: 46	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: NE4

LSE-00663	SP-01	ANN E. MONNIG, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2011	DOCUMENT NO.: 257200 BOOK: 310M PAGE: 447	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00664	SP-01	CURTIS A. MONNIG, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2011	DOCUMENT NO.: 257393 BOOK: 311M PAGE: 340	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00665	SP-01	DOUGLAS N. MONNIG, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2011	DOCUMENT NO.: 257394 BOOK: 311M PAGE: 342	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00666	SP-01	JOSEPH T. MONNIG III, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/25/2011	DOCUMENT NO.: 257391 BOOK: 311M PAGE: 336	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00667	SP-01	MICHEL W. STEFONOWICZ, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/22/2011	DOCUMENT NO.: 257392 BOOK: 311M PAGE: 338	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00668	SP-01	JOHN WESLEY REYNOLDS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/21/2011	DOCUMENT NO.: 257204 BOOK: 310M PAGE: 456	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: SE4

LSE-00669	SP-01	PATTY JEAN ALEXANDER, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/21/2011	DOCUMENT NO.: 257203 BOOK: 310M PAGE: 454	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: SE4

LSE-00670	SP-01	HOWARD L. REYNOLDS, A/K/A HOWARD LEON REYNOLDS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/21/2011	DOCUMENT NO.: 256939 BOOK: 309M PAGE: 601	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: SE4

LSE-00671	SP-01	BYRON N. CARTER, ATTORNEY-IN-FACT FOR BERNICE CARTER, F/K/A BERNICE JOHNSON, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/6/2011	DOCUMENT NO.: 258164 BOOK: 313 M PAGE: 637	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4

LSE-00672	SP-01	LYNN WATKINS, TRUSTEE OF THE JOVAN DAWSON TRUST DATED AUGUST 28, 2009	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/3/2011	DOCUMENT NO.: 258143 BOOK: 313M PAGE: 590	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-00673	SP-01	JOHN K. MOSS, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/17/2011	DOCUMENT NO.: 257198 BOOK: 310M PAGE: 439	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4, LESS 5.25 ACRE IN SW4SW4 SECTION 12: NE4NE4, N2NW4 , SW4NW4

LSE-00674	SP-01	GEORGE E. MOSS, JR. A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/17/2011	DOCUMENT NO.: 257202 BOOK: 310M PAGE: 452	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4, LESS 5.25 ACRE IN SW4SW4 SECTION 12: NE4NE4, N2NW4 , SW4NW4

LSE-00675	SP-01	FRANK JEPPI, ROSINA DEWAR & NYDIA GOODE, TRUSTEES OF THE FRANK JEPPI BY-PASS TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/17/2011	DOCUMENT NO.: 257201 BOOK: 310M PAGE: 449	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4, LESS 5.25 ACRE IN SW4SW4 SECTION 12: NE4NE4, N2NW4 , SW4NW4

LSE-00676	SP-01	DOROTHY B. ELLS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258155 BOOK: 313M PAGE: 210	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: S2NE4, NW4NE4, SE4NW4 SECTION 13: N2NE4, SW4NE4, NW4, W2SW4 SECTION 14: SE4

LSE-00677	SP-01	FRANK DAVID ELSIK, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/13/2011	DOCUMENT NO.: 257390 BOOK: 311M PAGE: 334	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 14: SW4

LSE-00678	SP-01	FRANK DAVID ELSIK, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/20/2011	DOCUMENT NO.: 257959 BOOK: 313M PAGE: 210	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 14: NW4

LSE-00785	SP-01	THOMAS DAWKINS, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/19/2011	DOCUMENT NO.: 257652 BOOK: 312M PAGE: 211	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 14: W2

LSE-00786	SP-01	ALBERT DAWKINS	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/19/2011	DOCUMENT NO.: 257960 BOOK: 313M PAGE: 212	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 14: W2

LSE-00787	SP-01	AMERICAN STATE BANK & TRUST CO. OF WILLISTON, TRUSTEE OF THE VERN & JUANITA NEFF MINERAL TRUST CREATED BY TRUST AGREEMENT DATED DECEMBER 1, 2010	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/10/2011	DOCUMENT NO.: 258151 BOOK: 313 PAGE: 611	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 13: NW4

LSE-00788	SP-01	LESLIE SYKES, TRUSTEE OF THE ROSALYN CULVER TRUST, DTD 9/10/2009	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/29/2011	DOCUMENT NO.: 258146 BOOK: 313M PAGE: 600	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 14: NE4

LSE-00789	SP-01	BARBARA PETERSON, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/26/2011	DOCUMENT NO.: 257957 BOOK: 313M PAGE: 206	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 2: SW4 SECTION 3: LOTS 1 (40.49), 2 (40.43), 3 (40.37), 4 (40.31), S2N2

LSE-00790	SP-01	CLIFFORD A. PETERSON AND PHYLLIS A. PETERSON, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/26/2011	DOCUMENT NO.: 257958 BOOK: 313M PAGE: 208	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 2: SW4 SECTION 3: LOTS 1 (40.49), 2 (40.43), 3 (40.37), 4 (40.31), S2N2

LSE-00791	SP-01	LEE LEVIG, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/26/2011	DOCUMENT NO.: 258144 BOOK: 313M PAGE: 593	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00792	SP-01	BOKF, NA, AS AGENT FOR U.S. BANK, N.A., TRUSTEE OF THE JACK D. SUKIN TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/9/2011	DOCUMENT NO.: 259347 BOOK: 317M PAGE: 423	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4 LESS 5.25 ACRE IN SW4SW4

LSE-00793	SP-01	HENRY WUEBKER, AKA HENRY H. WUEBKER, A WIDOWER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/22/2011	DOCUMENT NO.: 258159 BOOK: 313M PAGE: 627	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 14: W2

LSE-00803	SP-01	GLENN D. MOORE, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258165 BOOK: 313M PAGE: 639	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 11: LOTS 1 (38.30), 2 (21.70), W2SE4

LSE-00808	SP-01	R.A. RIVERS, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258157 BOOK: 313M PAGE: 623	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 11: LOTS 1 (38.30), 2 (21.70), W2SE4

LSE-00809	SP-01	LESLIE SYKES, TRUSTEE OF THE OIL AND GAS TRUST UNDER THE A.M. CULVER TRUST DTD 11/18/70	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/29/2011	DOCUMENT NO.: 258145 BOOK: 313M PAGE: 597	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 14: NE4

LSE-00812	SP-01	DOROTHY SEIBOLD, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258150 BOOK: 313M PAGE: 609	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 11: LOTS 1 (38.30), 2 (21.70), W2SE4

LSE-00814	SP-01	FRANK J. BAVENDICK, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/16/2011	DOCUMENT NO.: 258470 BOOK: 3134 PAGE: 649	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 14: NE4

LSE-00815	SP-01	LYLE LEVIG, JR., A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/11/2010	DOCUMENT NO.: 257655 BOOK: 312M PAGE: 217	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: LOTS 1 (39.66), 2 (39.62), S2NE4, S2

LSE-00838	SP-01	ROSE HANSEN, TRUSTEE OF THE ROBERT H. HANSEN TRUST DATED 10-18-1989	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/14/2011	DOCUMENT NO.: 258883 BOOK: 316M PAGE: 158	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00841	SP-01	JILL LUKE, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/27/2011	DOCUMENT NO.: 259060 BOOK: 316M PAGE: 579	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00842	SP-01	KERIN KNIGHT, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/8/2011	DOCUMENT NO.: 258741 BOOK: 315M PAGE: 568	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00843	SP-01	BEN LEROY CLARK, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/15/2011	DOCUMENT NO.: 258886 BOOK: 316M PAGE: 164	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00844	SP-01	STEVEN HORSWELL, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/10/2011	DOCUMENT NO.: 258887 BOOK: 316M PAGE: 166	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00845	SP-01	LINDA SUE O'DONNELL, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/15/2011	DOCUMENT NO.: 258889 BOOK: 316M PAGE: 170	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00846	SP-01	SHARON PISESKI, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/10/2011	DOCUMENT NO.: 258888 BOOK: 316M PAGE: 168	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00847	SP-01	CYNTHIA C. FOWLER, TRUSTEE OF THE COTTON 4 MINERAL TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/17/2011	DOCUMENT NO.: 258147 BOOK: 313M PAGE: 603	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4 LESS 5.25 ACRE IN SW4SW4 SECTION 12: NE4NE4, N2NW4, SW4NW4

LSE-00848	SP-01	CYNTHIA C. FOWLER, TRUSTEE OF THE COTTON 6 MINERAL TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/17/2011	DOCUMENT NO.: 258148 BOOK: 313M PAGE: 605	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4 LESS 5.25 ACRE IN SW4SW4 SECTION 12: NE4NE4, N2NW4, SW4NW4

LSE-00849	SP-01	SHARON DEATON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/15/2011	DOCUMENT NO.: 258891 BOOK: 316M PAGE: 174	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00850	SP-01	KATHRYN M. GAMBLE, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/31/2011	DOCUMENT NO.: 259055 BOOK: 316M PAGE: 569	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00851	SP-01	ANTON C. HARRIS, JR., A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/1/2011	DOCUMENT NO.: 258577 BOOK: 315M PAGE: 127	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00852	SP-01	AMANDA HEGSTROM, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/9/2011	DOCUMENT NO.: 259057 BOOK: 316M PAGE: 573	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00853	SP-01	JENNIFER HEGSTROM PRIVIA, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/9/2011	DOCUMENT NO.: 259059 BOOK: 316M PAGE: 577	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00854	SP-01	ERICA HEGSTROM, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/9/2011	DOCUMENT NO.: 258890 BOOK: 316M PAGE: 172	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00856	SP-01	JASON L. PALMER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/1/2011	DOCUMENT NO.: 259173 BOOK: 317M PAGE: 45	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00857	SP-01	CHAD D. PALMER, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/1/2011	DOCUMENT NO.: 259058 BOOK: 316M PAGE: 575	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00858	SP-01	RONDA S. PETERS, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/29/2011	DOCUMENT NO.: 259174 BOOK: 317M PAGE: 47	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00859	SP-01	EDWARD JAMES HEGSTROM, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/9/2011	DOCUMENT NO.: 258575 BOOK: 315M PAGE: 135	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00860	SP-01	JOHN RUSSELL HEGSTROM, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/9/2011	DOCUMENT NO.: 258740 BOOK: 315M PAGE: 566	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00861	SP-01	MICHAEL WAYNE HEGSTROM, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/9/2011	DOCUMENT NO.: 258574 BOOK: 315M PAGE: 133	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00862	SP-01	ANN LOUISE HEGSTROM, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/9/2011	DOCUMENT NO.: 258743 BOOK: 315M PAGE: 572	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00863	SP-01	MARTIN G. MORANVILLE, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/8/2011	DOCUMENT NO.: 258885 BOOK: 316M PAGE: 162	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00864	SP-01	LYNN ANDERSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/15/2011	DOCUMENT NO.: 259054 BOOK: 316M PAGE: 567	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00865	SP-01	JULIE ELLEN HEGSTROM BEYERINK, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/9/2011	DOCUMENT NO.: 258882 BOOK: 316M PAGE: 156	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00866	SP-01	RUSSELL W. STARRY, TRUSTEE OF THE RUSSELL AND LEAH STARRY LIVING TRUST 1992	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/1/2011	DOCUMENT NO.: 259053 BOOK: 316M PAGE: 563	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00867	SP-01	KRAIG BROWER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/8/2011	DOCUMENT NO.: 258572 BOOK: 315M PAGE: 129	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00868	SP-01	RICHARD D. CHAPMAN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/10/2011	DOCUMENT NO.: 25884 BOOK: 316M PAGE: 160	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00884	SP-01	RED CROWN ROYALTIES LLC L33T-924458-09	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/1/2011	DOCUMENT NO.: 259959 BOOK: 319M PAGE: 466	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00885	SP-01	MARILYN LEISSLER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/10/2011	DOCUMENT NO.: 258742 BOOK: 315M PAGE: 570	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00890	SP-01	MARILYN J. HAMMAN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/10/2011	DOCUMENT NO.: 259172 BOOK: 317M PAGE: 43	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00891	SP-01	KEITH RIDNOUR, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/3/2011	MEMORANDUM RECORDED AT DOCUMENT NO.: 259769 BOOK: 319M PAGE: 34	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00896	SP-01	GLORIA SELVOG, A/K/A GLORIA J. SELVOG, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/18/2011	DOCUMENT NO.: 259349 BOOK: 317M PAGE: 430	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00899	SP-01	TRICIA L. PARKER SCANTLIN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/9/2011	DOCUMENT NO.: 258573 BOOK: 315M PAGE: 131	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00909	SP-01	HOLLY DOWE, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/1/2011	DOCUMENT NO: 259348 BOOK:317M PAGE: 428	TOWNSHIP 163 NORTH - RANGE 99 WEST SECTION 7: LOTS 1, 2, E2NW4, NE4 TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00910	SP-01	J & L HUAPTMAN FAMILY PARTNERSHIP, A MONTANA GENERAL PARTNERSHIP	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/21/2011	DOCUMENT NO.: 260313 BOOK: 320M PAGE: 403	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4 LESS 5.25 ACRE IN SW4SW4 SECTION 12: NE4NE4, N2NW4, SW4NW4

LSE-00911	SP-01	CLELL MCGUIGAN, A WIDOWER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/18/2011	DOCUMENT NO.: 259575 BOOK: 318M PAGE: 250	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00918	SP-01	GARY L. MORANVILLE, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/13/2011	DOCUMENT NO.: 259576 BOOK: 318M PAGE: 252	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: SW4 SECTION 12: NE4

LSE-00921	SP-01	TOD G. MALECKAR, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/29/2011	DOCUMENT NO.: 260465 BOOK: 321M PAGE: 37	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: SE4

LSE-00922	SP-01	JANET L. SKADELAND, PERSONAL REPRESENTATIVE OF THE ESTATE OF DONN SKADELAND, DECEASED	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/29/2011	DOCUMENT NO.: 260314 BOOK: 320M PAGE: 405	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: SE4

LSE-00923	SP-01	MARSHALL K. TANGEDAL, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/31/2011	DOCUMENT NO.: 262584 BOOK: 327M PAGE: 360	TOWNSHIP 163 NORTH - RANGE 102 WEST SEC 1: LOTS 1 (40.02), 2 (40.08), 3 (40.12), 4 (40.18), S2N2, SE4 SEC 11: SW4

LSE-00926	SP-01	MURIELLE TANGEDAL, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/28/2011	DOCUMENT NO.: 260886 BOOK: 322M PAGE: 229	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 4: LOTS 3 (39.81), 4 (39.61), SW4, W2SE4 SECTION 11: NW4

LSE-00927	SP-01	MURIELLE TANGEDAL, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/28/2011	DOCUMENT NO.: 260885 BOOK: 322M PAGE: 227	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 164 NORTH - RANGE 102 WEST SEC 28: LOTS 1 (39.70), 2 (39.56), 3 (39.44), 4 (39.30) SEC 33: NE4, W2, W2SE4

LSE-00964	SP-01	ELEANOR T. STUCKEY, TRUSTEE OF THE STUCKEY TRUST DATED NOVEMBER 4TH, 1991	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/31/2011	DOCUMENT NO.: 261079 BOOK: 322M PAGE: 605	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 4: LOTS 3 (39.81), 4 (39.61), SW4, W2SE4 SECTION 11: NW4

LSE-00965	SP-01	ELEANOR T. STUCKEY, TRUSTEE OF THE STUCKEY TRUST DATED NOVEMBER 4TH, 1991	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/31/2011	DOCUMENT NO.: 261078 BOOK: 322M PAGE: 603	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 164 NORTH - RANGE 102 WEST SEC 28: LOTS 1 (39.70), 2 (39.56), 3 (39.44), 4 (39.30) SEC 33: NE4, W2, W2SE4

LSE-00966	SP-01	ELIZABETH J. LIPPMANN ESSIG, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/19/2011	DOCUMENT NO.: 260675 BOOK: 321M PAGE: 498	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: N2NW4, SW4NW4

LSE-00967	SP-01	ROMAN CATHOLIC BISHOP OF THE DIOCESE OF GREAT FALLS-BILLINGS, MONTANA, FORMERLY THE DIOCESE OF GREAT FALLS, MONTANA, A CORPORATION SOLE, FBO BILLINGS CATHOLIC SCHOOLS, BILLINGS, MONTANA, FOR USE AND BENEFIT OF ST. FRANCES PRIMARY SCHOOL, FORMERLY HOLY ROSARY PARISH SCHOOL, OUR LADY LOURDES PARISH, GREAT FALLS, MONTANA, FOR USE AND BENEFIT OF ITS AFFILIATED SCHOOL, HOLY SPIRIT PARISH, FORMERLY KNOWN AS HOLY FAMILY PARISH, GREAT FALLS, MONTANA, FOR USE AND BENEFIT OF ITS AFFILIATED SCHOOL; AND BILLINGS CATHOLIC SCHOOLS FOUNDATION, FORMERLY THE BILLINGS AREA CATHOLIC EDUCATION TRUST, ("BACET"), BILLINGS, MONTANA, FOR USE AND BENEFIT OF THE BACET ENDOWMENT TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/3/2011	DOCUMENT NO.: 260676 BOOK: 321M PAGE: 500	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4 LESS 5.25 ACRE IN SW4SW4

LSE-00973	SP-01	WILLISTON PROJECTS, INC	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/16/2011	DOCUMENT NO.: 262076 BOOK: 325M PAGE: 575	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 12: NE4NE4, N2NW4, SW4NW4

LSE-00974	SP-01	LINDA PETROLEUM COMPANY	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/16/2011	DOCUMENT NO.: 262077 BOOK: 325M PAGE: 578	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 12: NE4NE4, N2NW4, SW4NW4

LSE-00975	SP-01	JOHN R. LIPPMANN, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/26/2011	DOCUMENT NO.: 261620 BOOK: 324M PAGE: 396	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: SE4 SECTION 12: NE4NE4, N2NW4, SW4NW4

LSE-00976	SP-01	PHILLIP C. NEILSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/5/2011	DOCUMENT NO.: 260879 BOOK: 322M PAGE: 215	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00984	SP-01	LEROY J. GREENSHIELDS AND PEGGY L. GREENSHIELDS, A/K/A PEGGY GREENSHIELDS, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/23/2011	DOCUMENT NO.: 261354 BOOK: 323M PAGE: 492

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 4: LOTS 2, 3, 4, SW4NE4, S2NW4, W2SW4 LESS A 5.25 ACRE TRACT IN THE SW4SW4, SE4

SECTION 5: LOTS 3, 4

SECTION 9: E2NW4 LESS A 2.06 ACRE TRACT IN THE NE4NW4

SECTION 12: SW4

LSE-00985	SP-01	LEROY J. GREENSHIELDS AND PEGGY L. GREENSHIELDS, A/K/A PEGGY GREENSHIELDS, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/23/2011	DOCUMENT NO.: 261353 BOOK: 323M PAGE: 490	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: S2NW4, SW4 SECTION 33: SW4 SECTION 34: SE4

LSE-00987	SP-01	CRAIG W. DENNIS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/8/2011	DOCUMENT NO.: 261823 BOOK: 325M PAGE: 87	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00988	SP-01	ONNHI, INC	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/28/2011	DOCUMENT NO.: 262078 BOOK: 325M PAGE: 581	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-00995	SP-01	WILLIAM A. DENNIS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/8/2011	DOCUMENT NO.: 261824 BOOK: 325M PAGE: 89	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-00996	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00133	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268266 BOOK: 345M PAGE: 126	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: SE4

LSE-00997	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00134	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268268 BOOK: 345M PAGE: 130	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: E2SW4

LSE-00998	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00135	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268269 BOOK: 345M PAGE: 132	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 5: LOTS 3 (39.54), 4 (39.64)

LSE-00999	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00136	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268270 BOOK: 345M PAGE: 134	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: E2NW4

LSE-01000	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00137	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268271 BOOK: 345M PAGE: 136	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SW4

LSE-01021	SP-01	LUELLA M. BOSS, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/21/2012	DOCUMENT NO.: 263470 BOOK: 330M PAGE: 250	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: N2

LSE-01023	SP-01	BRP LLC	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	4/6/2012	DOCUMENT NO.: 264473 BOOK: 333M PAGE: 84	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NW4

LSE-01028	SP-01	JON WILTFONG	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/21/2012	DOCUMENT NO.: 263225 BOOK: 329M PAGE: 436	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-01042	SP-01	AGRIBANK, FCB	MATT L. LAWRENCE	DIVIDE	NORTH DAKOTA	5/31/2011	DOCUMENT NO.: 258353 BOOK: 314M PAGE: 413	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 34: N2NW4

LSE-01043	SP-01	AGRIBANK, FCB	MATT L. LAWRENCE	DIVIDE	NORTH DAKOTA	5/31/2011	DOCUMENT NO.: 258354 BOOK: 314M PAGE: 416	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 27: LOTS 5 (37.62), 6 (37.72), 7 (37.80), 8 (37.90)

LSE-01056	SP-01	HERINGER/HERCO MINERALS, LLC, A MONTANA LIMITED LIABILTY COMPANY	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/6/2012	DOCUMENT NO.: 264808 BOOK: 334M PAGE: 110	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 4: LOT 4 (39.32), SW4NW4, W2SW4 LESS 5.25 ACRE IN SW4SW4

LSE-01071	SP-01	ALLEN L. KJOS AND ROSEMARY KJOS, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/16/2012	RE-RECORDED DOCUMENT NO.: 267055 BOOK: 341M PAGE: 174 DOCUMENT NO.: 263903 BOOK: 331M PAGE: 289	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 10: N2

LSE-01075	SP-01	WILLIAM J. BROWN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/26/2012	DOCUMENT NO.: 265382 BOOK: 335M PAGE: 697	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 25: LOT 4 (39.49) SECTION 26: LOTS 1 (39.47), 2 (39.45), 3 (39.43), 4 (39.41)

LSE-01076	SP-01	DON NEGAARD	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/25/2012	DOCUMENT NO.: 265022 BOOK: 334M PAGE: 652	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 25: LOT 4 (39.49) SECTION 26: LOTS 1 (39.47), 2 (39.45), 3 (39.43), 4 (39.41)

LSE-01077	SP-01	JENNIFER L. HUNTER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/25/2012	DOCUMENT NO.: 265023 BOOK: 334M PAGE: 654	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 25: LOT 4 (39.49) SECTION 26: LOTS 1 (39.47), 2 (39.45), 3 (39.43), 4 (39.41)

LSE-01078	SP-01	SHELLY A. THOMPSON, F/K/A SHELLY A. TANGEDAL AND CRAIG A. THOMPSON, INDIVIDUALLY AS HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/9/2012	DOCUMENT NO.: 265383 BOOK: 335M PAGE: 699	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 1: SW4 SECTION 2: LOTS 1 (40.24), 2 (40.32), 3 (40.40), 4 (40.48), S2N2, SE4

LSE-01079	SP-01	TIM METZ, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/22/2012	DOCUMENT NO.: 265025 BOOK: 334M PAGE: 658	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-01080	SP-01	MHM RESOURCES LP	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/6/2012	MEMORANDUM OF OIL AND GAS LEASE DOCUMENT NO.: 265994 BOOK: 338M PAGE: 79	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SE4

LSE-01081	SP-01	RICHARD C. TANGEDAL, TRUSTEE OF THE TANGEDAL FAMILY LIVING TRUST, DATED MARCH 18, 1999	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/17/2012	DOCUMENT NO.: 265614 BOOK: 336M PAGE: 546	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 33: W2SE4

LSE-01082	SP-01	NORMAN TANGEDAL, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/17/2012	DOCUMENT NO.: 265616 BOOK: 336M PAGE: 550

TOWNSHIP 163 NORTH - RANGE 102 WEST

SECTION 4: LOTS 3 (39.81), 4 (39.61), SW4, W2SE4

SECTION 11: NW4

TOWNSHIP 164 NORTH - RANGE 102 WEST

SECTION 28: LOTS 1 (39.70), 2 (39.56), 3 (39.44), 4 (39.30)

SECTION 33: NE4, W2, W2SE4

LSE-01086	SP-01	CHARLES A. BRINK, JR., A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/15/2012	DOCUMENT NO.: 265024 BOOK: 334M PAGE: 656	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 28: LOTS 3 (38.37), 4 (38.53) SECTION 29: LOTS 1 (38.70), 5 (37.08), 6 (37.28), 7 (37.48) SECTION 32: NE4, N2NW4

LSE-01087	SP-01	JOHN R. MORAN, JR., MARGARET L. TOAL AND WELLS FARGO BANK, N.A. FORMERLY KNOWN AS FIRST INTERSTATE BANK OF DENVER, AS TRUSTEES OF THE TRUST FOR THE HILL FOUNDATION	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/25/2012	DOCUMENT NO.: 265609 BOOK: 336M PAGE: 532	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2 SECTION 5: S2 SECTION 10: N2

LSE-01088	SP-01	BARBARA BARGSTEN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/17/2012	DOCUMENT NO.: 264624 BOOK: 333M PAGE: 420	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SE4 SECTION 34: SW4

LSE-01090	SP-01	ONNHI, INC	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/6/2012	DOCUMENT NO.: 264414 BOOK: 332M PAGE: 642	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 9: NE4

LSE-01092	SP-01	UNITED STATES DEPARTMENT OF INTERIOR BUREAU OF LAND MANAGEMENT NDM 96119	BOBBY L. JARRETT	DIVIDE	NORTH DAKOTA	11/1/2006	DOCUMENT NO.: 269507 BOOK: 348M PAGE: 619

INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS

TOWNSHIP 164 NORTH - RANGE 102 WEST

SECTION 27: A 60 FOOT STRIP ALONG THE US CANADA BORDER ADJACENT TO LOTS 5, 6, 7, 8 CONTAINING 7.28 ACRES

SECTION 28: A 60 FOOT STRIP ALONG THE U.S. CANADA BORDER ADJACENT TO LOT 5 CONTAINING 1.82 ACRES

LSE-01093	SP-01	UNITED STATES DEPARTMENT OF INTERIOR BUREAU OF LAND MANAGEMENT NDM 96120	BOBBY L. JARRETT	DIVIDE	NORTH DAKOTA	11/1/2006	DOCUMENT NO.: 269509 BOOK: 348M PAGE: 629

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 26: A 60 FOOT STRIP ALONG THE U.S. CANADA BORDER ADJACENT TO LOTS 5, 6, 7, 8 CONTAINING 7.28 ACRES

SECTION 27: A 60 FOOT STRIP ALONG THE U.S. CANADA BORDER ADJACENT TO LOTS 5, 6, 7, 8 CONTAINING 7.28 ACRES

SECTION 28: A 60 FOOT STRIP ALONG THE U.S. CANADA BORDER ADJACENT TO LOT 5 CONTAINING 1.82 ACRES

SECTION 29: A 60 FOOT STRIP ALONG THE U.S. CANADA BORDER ADJACENT TO LOT 5, 6, 7 CONTAINING 5.46 ACRES

LSE-01096	SP-01	ONNHI, INC	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/17/2012	DOCUMENT NO: 265876 BOOK: 337M PAGE: 442	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SE4 SECTION 34: SW4

LSE-01097	SP-01	ROBERT PERRY BROWN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/26/2012	DOCUMENT NO.: 265380 BOOK: 335M PAGE: 693	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 25: LOT 4 (39.49) SECTION 26: LOTS 1 (39.47), 2 (39.45), 3 (39.43), 4 (39.41)

LSE-01098	SP-01	PATRICIA A. TANGEDAL, INDIVIDUALLY AND AS SOLE HEIR OF DONALD K. TANGEDAL, A/K/A DONALD TANGEDAL	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/17/2012	DOCUMENT NO.: 265610 BOOK: 336M PAGE: 538

TOWNSHIP 163 NORTH - RANGE 102 WEST

SECTION 1: SW4

SECTION 2: LOTS 1 (40.24), 2 (40.32), 3 (40.40), 4 (40.48), S2N2, SE4 LESS A 1.00 ACRE TRACT

SECTION 4: LOTS 3 (39.81), 4 (39.61), SW4, W2SE4

SECTION 11: NW4

TOWNSHIP 164 NORTH - RANGE 102 WEST

SECTION 28: LOTS 1 (39.70), 2 (39.56), 3 (39.44), 4 (39.30)

SECTION 33: NE4, W2, W2SE4

LSE-01099	SP-01	MURIELLE TANGEDAL, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/13/2012	DOCUMENT NO.: 265612 BOOK: 336M PAGE: 542	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 1: SW4 SECTION 2: LOTS 1 (40.24), 2 (40.32), 3 (40.40), 4 (40.48), S2N2, SE4 LESS A 1.00 ACRE TRACT

LSE-01100	SP-01	MARSHALL K. TANGEDAL, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/13/2012	DOCUMENT NO.: 265613 BOOK: 336M PAGE: 544	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 1: SW4 SECTION 2: LOTS 1 (40.24), 2 (40.32), 3 (40.40), 4 (40.48), S2N2, SE4 LESS A 1.00 ACRE TRACT

LSE-01101	SP-01	ELTON TANGEDAL, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/17/2012	DOCUMENT NO.: 265621 BOOK: 336M PAGE: 560

TOWNSHIP 163 NORTH - RANGE 102 WEST

SECTION 4: LOTS 3 (39.81), 4 (39.61), SW4, W2SE4

SECTION 11: NW4

TOWNSHIP 164 NORTH - RANGE 102 WEST

SECTION 28: LOTS 1 (39.70), 2 (39.56), 3 (39.44), 4 (39.30)

SECTION 33: W2SE4, NE4, W2

LSE-01109	SP-01	DEWITT TOWNSHIP	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/22/2012	DOCUMENT NO.: 265611 BOOK: 336M PAGE: 540

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 2: A 1.10 ACRE TRACT LOCATED WITHIN THE SE4NE4 OF SAID SECTION, AS DESCRIBED BY METES & BOUNDS IN THAT CERTAIN QUITCLAIM DEED DATED FEBRUARY 21, 1934, RECORDED IN BOOK 34, PAGE 270, FROM CHRISTIAN STRAND & ULDRIKKA STRAND TO DEWITT TOWNSHIP, STATE OF NORTH DAKOTA

SECTION 2: A 1.60 ACRE TRACT LOCATED WITHIN THE NE4SE4 OF SAID SECTION, AS DESCRIBED BY METES & BOUNDS IN THAT CERTAIN QUITCLAIM DEED DATED FEBRUARY 21, 1934, RECORDED IN BOOK 34, PAGE 270, FROM CHRISTIAN STRAND & ULDRIKKA STRAND TO DEWITT TOWNSHIP, STATE OF NORTH DAKOTA

LSE-01110	SP-01	RICHARD C. TANGEDAL, TRUSTEE OF THE TANGEDAL FAMILY LIVING TRUST, DATED MARCH 18, 1999	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/28/2012	DOCUMENT NO.: 266094 BOOK: 338M PAGE: 335

TOWNSHIP 163 NORTH - RANGE 102 WEST

SECTION 4: SW4 W2SE4 LOTS 3 (39.81), 4 (39.61)

SECTION 11: NW4

TOWNSHIP 164 NORTH - RANGE 102 WEST

SECTION 28: LOTS 1 (39.70), 2 (39.56), 3 (39.44), 4 (39.30)

SECTION 33: NE4, W2

LSE-01111	SP-01	SHELLY A. THOMPSON, F/K/A SHELLY A. TANGEDAL AND CRAIG A. THOMPSON, INDIVIDUALLY AS HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/9/2012	DOCUMENT NO.: 265384 BOOK: 335M PAGE: 701	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 1: LOTS 1 (40.02), 2 (40.08), 3 (40.12), 4 (40.18), S2N2, SE4

LSE-01123	SP-01	IRENE L. PEDERSON, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/3/2012	DOCUMENT NO.: 265877 BOOK: 337M PAGE: 444	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 33: E2SE4

LSE-01124	SP-01	BEVERLY J. PEDERSON, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/3/2012	DOCUMENT NO.: 265993 BOOK: 338M PAGE: 77	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 33: E2SE4

LSE-01140	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01072	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266312 BOOK: 339M PAGE: 134	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 11: RIPARIAN ACREAGE IN SE4 ATTRIBUTABLE TO SECTION 12

LSE-01141	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01074	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266313 BOOK: 339M PAGE: 136	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 12: RIPARIAN ACREAGE IN SW4

LSE-01142	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01073	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266332 BOOK: 339M PAGE: 175	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 12: LOT 1, NW4SW4, E2SW4

LSE-01143	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01099	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266314 BOOK: 339M PAGE: 138	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 35: SE4

LSE-01144	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01070	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266310 BOOK: 339M PAGE: 130	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 2: SE4 LESS A 1.00 ACRE TRACT IN THE SW4SE4

LSE-01145	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01071	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266311 BOOK: 339M PAGE: 132	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 11: NW4

LSE-01147	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-08-00724	SUNDANCE OIL & GAS, LLC	DIVIDE	NORTH DAKOTA	8/5/2008	DOCUMENT NO.: 241682 BOOK: 261M PAGE: 281	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 36: NE4

LSE-01148	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-08-00725	SUNDANCE OIL & GAS, LLC	DIVIDE	NORTH DAKOTA	8/5/2008	DOCUMENT NO.: 241683 BOOK: 261M PAGE: 283	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 36: NW4

LSE-01149	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-08-00726	SUNDANCE OIL & GAS, LLC	DIVIDE	NORTH DAKOTA	8/5/2008	DOCUMENT NO.: 241683 BOOK: 261M PAGE: 285	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 36: SE4

LSE-01150	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-08-00727	SUNDANCE OIL & GAS, LLC	DIVIDE	NORTH DAKOTA	8/5/2008	DOCUMENT NO.: 241685 BOOK: 261M PAGE: 287	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 36: SW4

LSE-01151	SP-01	KENT COPLAN AND ROBERTA COPLAN, MARK COPLAN AND JANICE COPLAN, & LINDA FULLER AND JUDD FULLER, INDIVIDUALLY AND AS HUSBANDS AND WIVES	SUNDANCE OIL & GAS, LLC	DIVIDE	NORTH DAKOTA	10/20/2008	DOCUMENT NO.: 243752 BOOK: 267M PAGE: 153

TOWNSHIP 163 NORTH - RANGE 101 WEST

SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.37), 4 (39.31), S2N2

TOWNSHIP 164 NORTH - RANGE 101 WEST

SECTION 26: LOTS 7 (35.53), 8 (35.67)

SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01)

SECTION 32: SE4

SECTION 34: NE4, E2NW4

SECTION 35: NW4

LSE-01256	SP-01	RED CROWN ROYALTIES LLC L33T-924459-26	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	4/1/2012	DOCUMENT NO.: 263632 BOOK: 330M PAGE: 587	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 25: LOTS 5, 6

LSE-01282	SP-01	RED CROWN ROYALTIES LLC L33T-924459-25	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	4/1/2012	DOCUMENT NO.: 263631 BOOK: 330M PAGE: 584	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 25: LOTS 1, 2, 3, 4

LSE-01290	SP-01	RED CROWN ROYALTIES LLC L33T-924457-32	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	4/1/2012	DOCUMENT NO.: 263633 BOOK: 330M PAGE: 590	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 32: SE4

LSE-01297	SP-01	CHARLES M. LUSK III, ATTORNEY-IN-FACT FOR URSULA G. LUSK, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/23/2012	DOCUMENT NO.: 267949 BOOK: 344M PAGE: 235	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 26: LOTS 7 (35.53), 8 (35.67) SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01) SECTION 34: NE4, E2NW4 SECTION 35: W2

LSE-01323	SP-01	SHELLY A. THOMPSON AND CRAIG A. THOMPSON, INDIVIDUALLY AND AS HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/28/2012	DOCUMENT NO.: 266621 BOOK: 340M PAGE: 5	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 11: SW4

LSE-01325	SP-01	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-10-02231	TRANSCONTINENTAL OIL COMPANY	DIVIDE	NORTH DAKOTA	8/5/2008	DOCUMENT NO.: NR BOOK: NR PAGE: NR	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 2: S2NW4, LOTS 3, 4, LESS SCHOOL SITE

LSE-01329	SP-01	RED CROWN ROYALTIES LLC L33T-925223-34	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	4/1/2012	DOCUMENT NO.: 263635 BOOK: 330M PAGE: 596	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 34: SW4

LSE-01330	SP-01	RED CROWN ROYALTIES LLC L33T-925223-33	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	4/1/2012	DOCUMENT NO.: 263634 BOOK: 330M PAGE: 593	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SE4

LSE-01358	SP-01	MARSHALL C. HARRISON, A/K/A MARSHALL CHASE HARRISON, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/28/2012	DOCUMENT NO.: 268355 BOOK: 345M PAGE: 290	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 26: LOTS 7 (35.53), 8 (35.67) SECTION 27: LOTS 5 (35.79), 6 (35.91), 7 (36.01) SECTION 34: E2NW4, NE4 SECTION 35: W2

LSE-01414	SP-01	AGRIBANK, FBC LEASE NO. 20771	BAYTEX ENERGY USA, LTD.	DIVIDE	NORTH DAKOTA	11/12/2009	DOCUMENT NO.: 246719 BOOK: 275M PAGE: 409	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 34: SE4

LSE-01417	SP-01	STEVEN LANE HARRISON, JR.	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/5/2012	DOCUMENT NO: 268809 BOOK: 346 PAGE: 608	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 26: LOTS 7, 8 SECTION 27: LOTS 5, 6, 7 SECTION 34: NE4, E2NW4 SECTION 35: W2

LSE-01426	SP-01	JOHN W. HAWKINSON, ATTORNEY-IN-FACT FOR WILLIAM J. HAWKINSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/22/2013	DOCUMENT NO: 269455 BOOK: 348 PAGE: 486	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SE4

LSE-01457	SP-01	MHM RESOURCES LP	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/2/2012	DOCUMENT NO.: 266517 BOOK: 339M PAGE: 519	TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 34: SW4

LSE-01458	SP-01	IVAN PEDERSON, TRUSTEE OF THE IVAN PEDERSON TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/7/2011	DOCUMENT NO.: 255884 BOOK: 306M PAGE: 138	TOWNSHIP 163 NORTH - RANGE 100 WEST SECTION 9: N2

End of Part I

Part II

American Eagle Energy Corporation - 50% and USG Properties Bakken I, LLC - 50%

LEASE	PROSPECT CODE	LESSOR	LESSEE	County	State	LEASE DATE	RECORDING INFORMATION	DESCRIPTION

LSE-00026	WS-02	BETTY A. ALBERT AND FORD ALBERT, WIFE AND HUSBAND	JAMES P. DESJARLAIS	DIVIDE	NORTH DAKOTA	8/25/2008	DOCUMENT NO.: 242917 BOOK: 264M PAGE: 649	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:
TOWNSHIP 161 NORTH - RANGE 101 WEST
SECTION 1:  LOTS 3 (40.25), 4 (40.35), S2NW4
SECTION 3: NW4SW4
SECTION 4: SW4SW4
SECTION 9: NW4NW4, NE4NE4
SECTION 23: N2NW4
TOWNSHIP 162 NORTH - RANGE 101 WEST
SECTION 19:  LOTS 3 (38.25), 4 (38.35), E2SW4
TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 26: N2NW4

LSE-00027	WS-03	LORIE ANN HAUGEN-ALFELD, FKA LORI ANN HAUGEN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO: 267437 BOOK: 342M PAGE: 376	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19: LOTS 2, 3, 4, S2NE4, SE4NW4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1, NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-00047	WS-IN	MAVIS BALE, AKA MAVIS L. BALE, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/27/2012; eff: 8/10/2013	DOCUMENT NO.: 265874 BOOK: 337M PAGE: 438	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 35: S2SW4

LSE-00050	WS-IN	GLENNY C. BERVIK, AKA GLENNY BERVIK, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/20/2008	DOCUMENT NO.: 243045 BOOK: 265M PAGE: 105	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 30: LOTS 2 (35.85), 3 (35.91), 4 (35.97), SE4NW4, E2SW4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 24: NW4

LSE-00053	WS-03	PEGGY L. BOWMAN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO: 367320 BOOK: 342M PAGE: 70	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19: LOTS 2, 3, 4, S2NE4, SE4NE4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1, NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-00055	WS-IN	RHONDA BRAMBLE, AKA RHODA L. BRAMBLE, A SINGLE WOMAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/10/2008	DOCUMENT NO.: 241822 BOOK: 261M PAGE: 621	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 35: S2SW4

LSE-00057	WS-IN	ALISHA E. BROTHERS, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/5/2012; eff: 6/3/2013	DOCUMENT NO.: 265360 BOOK: 335M PAGE: 653	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: SE4

LSE-00059	WS-IN	JACKIE M. BROWN, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/24/2008	DOCUMENT NO.: 242636 BOOK: 263M PAGE: 691	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00061	WS-IN	TRACY CHRISTENSEN, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/24/2008	DOCUMENT NO.: 242635 BOOK: 263M PAGE: 688	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00062	WS-02;	REGGIE L. CHRISTIAN, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/30/2008	DOCUMENT NO.: 242408 BOOK: 263M PAGE: 211	TOWNSHIP 161 NORTH - RANGE 102 WEST SECTION 5: LOTS 1 (40.18), 2 (40.12), S2NE4 TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 33: SW4

LSE-00063	WS-IN	PAMELA CRONE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/24/2008	DOCUMENT NO.: 242633 BOOK: 263M PAGE: 682	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00064	WS-02	MARVIN L. DAHL AND TERESA F. DAHL, TRUSTEES UNDER THE PROVISIONS OF A TRUST AGREEMENT DATED THE 29TH OF APRIL, 2004 BETWEEN MARVIN L. DAHL AND TERESA F. DAHL, TRUSTORS AND MARVIN L. DAHL AND TERESA F. DAHL, TRUSTEES	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/11/2008	DOCUMENT NO.: 242956 BOOK: 264M PAGE: 749	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 33: NW4 SECTION 34: N2N2

LSE-00065	WS-IN	RUBY J. DECKER AND LEON DECKER, HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265363 BOOK: 335M PAGE: 659	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00071	WS-IN	DANNY EKNESS AND JULIE EKNESS, HUSBAND AND WIFE	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	6/27/2012; eff: 7/30/2013	DOCUMENT NO.: 265631 BOOK: 336M PAGE: 580	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 6: LOTS 1 (39.72), 2 (39.81), S2NE4, SE4

LSE-00072	WS-IN	MURRAY D. EKNESS AND ILEAH EKNESS	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	6/27/2012; eff: 7/30/2013	DOCUMENT NO.: 265622 BOOK: 336M PAGE: 562	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 6: LOTS 1 (39.72), 2 (39.81), S2NE4, SE4

LSE-00073	WS-IN	BRIAN J. ELM, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/27/2008	DOCUMENT NO.: 241825 BOOK: 261M PAGE: 627	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 7: E2SW4, SE4 SECTION 8: SW4SW4 TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 12: SW4 SECTION 13: N2 SECTION 14: E2NE4

LSE-00077	WS-IN	SHARON FORINASH, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/27/2012; eff: 8/7/2013	DOCUMENT NO.: 265986 BOOK: 338M PAGE: 63	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 12: W2, SE4

LSE-00078	WS-IN	SHARON FORINASH, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/11/2008	DOCUMENT NO.: 242138 BOOK: 262M PAGE: 414	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 3 (34.85), 4 (34.93), E2SW4
SECTION 17: N2NW4, S2SW4, E2
SECTION 18: NE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 13: NE4
SECTION 24: SW4

LSE-00079	WS-IN	FREUND & FAMILY LIMITED PARTNERSHIP L.L.L.P., AN ARIZONA LLP	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/22/2008	DOCUMENT NO.: 242643 BOOK: 263M PAGE: 711	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 14: NW4, N2SW4 SECTION 26: N2SE4

LSE-00080	WS-IN	PAULINE J. FREUND, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/5/2008	DOCUMENT NO.: 242646 BOOK: 263M PAGE: 717	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4 SECTION 27: NE4

LSE-00082	WS-IN	ADRIENNE GIBSON, A SINGLE WOMAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/24/2008	DOCUMENT NO.: 243043 BOOK: 265M PAGE: 100	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00085	WS-IN	JOSEPH T. GOLONKA AND RITA E. GOLONKA, HUSBAND AND WIFE	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/27/2008	DOCUMENT NO.: 241984 BOOK: 262M PAGE: 167	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 6: SE4

LSE-00087	WS-IN	MARTHA M. GORDON, TRUSTEE OF THE GORDON FAMILY TRUST DATED JUNE 10, 1997	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265365 BOOK: 335M PAGE: 663	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00093	WS-02; WS-03;	CLINTON HAMMER, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/30/2008	DOCUMENT NO.: 242135 BOOK: 262M PAGE: 406	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 3: LOTS 3 (40.29), 4 (40.31), S2NW4
SECTION 4: SW4NW4, NW4SW4
SECTION 5:  LOTS 1 (40.12), 2 (40.02), 3 (39.94), 4 (39.84) S2N2
SECTION 6: LOT 1 (39.82), SE4NE4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 32: NW4SW4
SECTION 33: SE4

LSE-00104	WS-03	AGNES CUEVAS HARSBARGER, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/29/2012	DOCUMENT NO: 265629 BOOK: 336M PAGE: 576	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NE4

LSE-00105	WS-IN	DIANE HARSHBARGER, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265367 BOOK: 335M PAGE: 667	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NE4

LSE-00106	WS-IN	DORIS HARSHBARGER, INDIVIDUALLY AND AS PERSONAL REPRESENTATIVE OF THE ESTATE OF DAVID H. HARSHBARGER, DECEASED	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265364 BOOK: 335M PAGE: 661	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00107	WS-IN	EARL HARSHBARGER AND RUTH HARSHBARGER, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265623 BOOK: 336M PAGE: 564	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00108	WS-IN	ELLIS HARSHBARGER AND DAWN HARSHBARGER, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265362 BOOK: 335M PAGE: 657	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00109	WS-IN	GLORIA L. HARSHBARGER, A WIDOW, AS LAWFUL SUCCESSOR OF WILLIAM LEE HARSHBARGER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/29/2012	DOCUMENT NO.: 265652 BOOK: 336M PAGE: 622	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NE4

LSE-00110	WS-IN	IVAN HARSHBARGER AND KARLA HARSHBARGER, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265366 BOOK: 335M PAGE: 665	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00111	WS-IN	LARRY D. HARSHBARGER AND ROSELLA HARSHBARGER, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265627 BOOK: 336M PAGE: 572	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00112	WS-03	LEWIS W. HARSHBARGER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO: 265372 BOOK: 335M PAGE: 677	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NE4

LSE-00114	WS-03	RALPH HARSHBARGER AND EVELYN, HARSHBARGER, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/12/2012	DOCUMENT NO.: 265374 BOOK: 335M PAGE: 681	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NE4

LSE-00121	WS-03	KIM JAY HAUGEN AND SHARON HAUGEN, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO: 267438 BOOK: 342M PAGE: 382	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19:  LOTS 2 (35.54), 3 (35.62), 4 (35.72), S2NE4, SE4NW4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1 (35.79), NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-00125	WS-03	VERN HAUGEN, AKA VERN W HAUGEN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO: 267045 BOOK: 341M PAGE: 150	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19:  LOTS 2 (35.54), 3 (35.62), 4 (35.72), S2NE4, SE4NW4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1 (35.79), NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-00128	WS-IN	HAROLD SCOTT HAYS, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/20/2008	DOCUMENT NO.: 241974 BOOK: 262M PAGE: 141	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NE4

LSE-00131	WS-IN	DONALD HERMAN, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	10/3/2008	DOCUMENT NO.: 242626 BOOK: 263M PAGE: 661	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6: LOT 4 (36.26)
SECTION 7: NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 1 (39.94), 2 (39.82), SW4NE4, S2
SECTION 11: N2
SECTION 12: NW4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 33: SW4, S2NE4
SECTION 34: S2NW4

LSE-00132	WS-IN	GERALD HERMAN, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	10/3/2008	DOCUMENT NO.: 242399 BOOK: 263M PAGE: 187	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6: LOT 4 (36.26)
SECTION 7: NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 1 (39.94), 2 (39.82), SW4NE4, S2
SECTION 11: N2
SECTION 12: NW4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 33: SW4, S2NE4
SECTION 34: S2NW4

LSE-00133	WS-IN	JAMES L. HERMAN, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	10/3/2008	DOCUMENT NO.: 242625 BOOK: 263M PAGE: 658	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6: LOT 4 (36.26)
SECTION 7: NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 1 (39.94), 2 (39.82), SW4NE4, SE4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 33: SW4, S2NE4
SECTION 34: S2NW4

LSE-00134	WS-IN	RICHARD A. HERMAN, A MARRIED MAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	10/3/2008	DOCUMENT NO.: 242627 BOOK: 263M PAGE: 664	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6: LOT 4 (36.26)
SECTION 7: NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 1 (39.94), 2 (39.82), SW4NE4, SE4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 33: SW4, S2NE4
SECTION 34: S2NW4

LSE-00135	WS-02; WS-03;	WAYNE A. HERMAN AND ARLETTA J. HERMAN, HUSBAND AND WIFE	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/10/2012; eff: 7/30/2013	DOCUMENT NO.: 268359 BOOK: 345M PAGE: 304	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 3: NW4SW4
SECTION 4: LOTS 1 (40.30), 2 (40.26), 3 (40.22), 4 (40.18), SE4NW4, S2NE4, NE4SW4, N2SE4
SECTION 6: LOT 4 (36.26)
SECTION 7: NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 1 (39.94), 2 (39.82), SW4NE4, SE4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 33: SW4, S2NE4
SECTION 34: S2NW4

LSE-00140	WS-02	ANNA MARIE HUESERS, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/25/2012; eff: 7/29/2013	DOCUMENT NO.: 265655 BOOK: 336M PAGE: 628	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 25: NE4 SECTION 12: SW4 LYING WEST OF THE SOO LINE RAILROAD ROW

LSE-00145	WS-IN	DORIS JACOBSON, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/30/2012; eff: 8/7/2013	DOCUMENT NO.: 265984 BOOK: 338M PAGE: 59	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 12: W2, SE4

LSE-00146	WS-IN	DORIS JACOBSON, AKA DORIS JACOBSEN, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/11/2008	DOCUMENT NO.: 242140 BOOK: 262M PAGE: 420	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 3 (34.85), 4 (34.93), E2SW4
SECTION 17: N2NW4, S2SW4, E2
SECTION 18: NE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 13: NE4
SECTION 24: SW4

LSE-00147	WS-03	DEBRA S. JAMES, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO: 267168 BOOK: 341M PAGE: 411	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19:  LOTS 2 (35.54), 3 (35.62), 4 (35.72), S2NE4, SE4NW4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1 (35.79), NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-00149	WS-IN	CLINTON N. JENSEN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/30/2008	DOCUMENT NO.: 242411 BOOK: 263M PAGE: 218	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 25: E2

LSE-00150	WS-03	LOLA MAE JENSEN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO: 267169 BOOK: 341M PAGE: 416	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19:  LOTS 2 (35.54), 3 (35.62), 4 (35.72), S2NE4, SE4NW4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1 (35.79), NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-00152	WS-03	FAYE LYNN JOHNSON AND RICHARD D. JOHNSON, HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO: 267167 BOOK: 341M PAGE: 405	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19:  LOTS 2 (35.54), 3 (35.62), 4 (35.72), S2NE4, SE4NW4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1 (35.79), NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-00156	WS-IN	CLAUDE D. KASEMAN AND DONNA KASEMAN, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/2/2012	DOCUMENT NO.: 265634 BOOK: 336M PAGE: 586	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 15: SW4

LSE-00157	WS-02;	SHERRI R. KEGLEY, A SINGLE WOMAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/30/2008	DOCUMENT NO.: 242409 BOOK: 263M PAGE: 213	TOWNSHIP 161 NORTH - RANGE 102 WEST SECTION 5: LOTS 1 (40.18), 2 (40.12), S2NE4 TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 33: SW4

LSE-00160	WS-IN	DIANNE L. KRAFT, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	10/1/2008	DOCUMENT NO.: 242634 BOOK: 263M PAGE: 685	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00161	WS-02	MARLA KULIG	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/18/2008	DOCUMENT NO.: 242644 BOOK: 263M PAGE: 713	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 25: NW4 SECTION 33: NE4

LSE-00167	WS-IN	ELIZABETH J. LOWE-MOORE, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/27/2012; eff: 8/7/2013	DOCUMENT NO.: 265990 BOOK: 338M PAGE: 71	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 12: W2, SE4

LSE-00168	WS-IN	ELIZABETH J. LOWE-MOORE, AKA BETH MOORE, AKA ELIZABETH MOORE, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/11/2008	DOCUMENT NO.: 242139 BOOK: 262M PAGE: 417	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 3 (34.85), 4 (34.93), E2SW4
SECTION 17: N2NW4, S2SW4, E2
SECTION 18: NE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 13: NE4
SECTION 24: SW4

LSE-00170	WS-IN	ALAN MANGEL, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/16/2012; eff: 8/1/2013	DOCUMENT NO.: 265965 BOOK: 338M PAGE: 17	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 10: LOTS 2 (23.18), 3 (23.22), 4 (23.26) SECTION 11: SW4 SECTION 15: LOTS 1 (23.39), 2 (23.61), 3 (23.83), 4 (24.05), SE4

LSE-00171	WS-IN	CAROL MANGEL, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265966 BOOK: 338M PAGE: 21	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00172	WS-IN	DARRELL MANGEL, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/16/2012; eff: 8/1/2013	DOCUMENT NO.: 265642 BOOK: 336M PAGE: 602	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 10: LOTS 2 (23.18), 3 (23.22), 4 (23.26) SECTION 11: SW4 SECTION 15: LOTS 1 (23.39), 2 (23.61), 3 (23.83), 4 (24.05), SE4

LSE-00175	WS-IN	L. DWIGHT MANGEL, AKA DWIGHT MANGEL, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/30/2008	DOCUMENT NO.: 243044 BOOK: 265M PAGE: 103	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 10: LOTS 2 (23.18), 3 (23.22), 4 (23.26) SECTION 11: SW4 SECTION 15: LOTS 1 (23.39), 2 (23.61), 3 (23.83), 4 (24.05), SE4

LSE-00176	WS-IN	MERLE MANGEL, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/30/2008	DOCUMENT NO.: 242150 BOOK: 262M PAGE: 446	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 10: LOTS 2 (23.18), 3 (23.22), 4 (23.26) SECTION 11: SW4 SECTION 15: LOTS 1 (23.39), 2 (23.61), 3 (23.83), 4 (24.05), SE4

LSE-00177	WS-IN	GAYLEN MARSH, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/15/2008	DOCUMENT NO.: 242137 BOOK: 262M PAGE: 412	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 26: NW4

LSE-00178	WS-IN	MARLYS MARSH, FKA MARLYS NORDHAGEN, A SINGLE WOMAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/5/2008	DOCUMENT NO.: 241981 BOOK: 262M PAGE: 161	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 12: W2, SE4

LSE-00179	WS-IN	MARLYS MARSH, FKA MARLYS NORDHAGEN, A SINGLE WOMAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/11/2008	DOCUMENT NO.: 241980 BOOK: 262M PAGE: 158	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 3 (34.85), 4 (34.93), E2SW4
SECTION 17: N2NW4, S2SW4, E2
SECTION 18: NE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 13: NE4
SECTION 24: SW4

LSE-00180	WS-02	IRMA V. MARX, AKA IRMA V.E. MARX AND WILLIAM CHARLES MARX, WIFE AND HUSBAND	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/8/2008	DOCUMENT NO.: 242638 BOOK: 263M PAGE: 697	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 4: S2S2 SECTION 5: S2 SECTION 9: NW4

LSE-00182	WS-IN	PAUL L. MCCULLISS, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/26/2008	DOCUMENT NO.: 241824 BOOK: 261M PAGE: 625	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 12: W2, SE4

LSE-00183	WS-IN	PAUL L. MCCULLISS, AKA PAUL L. MUCULLIS, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/25/2008	DOCUMENT NO.: 242629 BOOK: 263M PAGE: 670	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00184	WS-IN	LEONARD DENNIS MEAGHER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 266508 BOOK: 339M PAGE: 495	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00185	WS-IN	KENNETH MEAGHER AND LORENE MEAGHER, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/23/2012	DOCUMENT NO.: 265640 BOOK: 336M PAGE: 598	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00186	WS-IN	RICHARD MEAGHER AND CODI MEAGHER, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265638 BOOK: 336M PAGE: 594	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00187	WS-IN	HUGH MEYER AND CONNIE MEYER, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/6/2012	DOCUMENT NO.: 265873 BOOK: 337M PAGE: 436	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00188	WS-IN	CALVIN MOORE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/11/2008	DOCUMENT NO.: 242143 BOOK: 262M PAGE: 429	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 3 (34.85), 4 (34.93), E2SW4
SECTION 17: N2NW4, S2SW4, E2
SECTION 18: NE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 13: NE4
SECTION 24: SW4

LSE-00189	WS-IN	CALVIN MOORE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/19/2008	DOCUMENT NO.: 241848 BOOK: 261M PAGE: 647	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 12: W2, SE4

LSE-00191	WS-IN	DORAN MOORE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/11/2008	DOCUMENT NO.: 242630 BOOK: 263M PAGE: 673	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 3 (34.85), 4 (34.93), E2SW4
SECTION 17: N2NW4, S2SW4, E2
SECTION 18: NE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 13: NE4
SECTION 24: SW4

LSE-00193	WS-IN	LLOYD MOORE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/11/2008	DOCUMENT NO.: 241979 BOOK: 262M PAGE: 155	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 3 (34.85), 4 (34.93), E2SW4
SECTION 17: N2NW4, S2SW4, E2
SECTION 18: NE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 13: NE4
SECTION 24: SW4

LSE-00194	WS-IN	RICHARD MOORE, AKA RICHARD E. MOORE, AKA DICK MOORE, A SINGLE MAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/11/2008	DOCUMENT NO.: 242141 BOOK: 262M PAGE: 423	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 7: LOTS 3 (34.85), 4 (34.93), E2SW4 SECTION 18: NE4

LSE-00195	WS-02	ROBERT C. MOORE AND MARILYN MOORE, HUSBAND AND WIFE	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/17/2008	DOCUMENT NO.: 242147 BOOK:262M PAGE: 440	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 6: SE4

LSE-00196	WS-IN	SCOTT MOORE, A SINGLE MAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/15/2008	DOCUMENT NO.: 242400 BOOK: 263M PAGE: 190	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 3 (34.85), 4 (34.93), E2SW4
SECTION 17: N2NW4, S2SW4, E2
SECTION 18: NE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 13: NE4
SECTION 24: SW4

LSE-00201	WS-IN	LARRY NELSON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	10/1/2008	DOCUMENT NO.: 242632 BOOK: 263M PAGE: 679	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00202	WS-IN	MYRNA NELSON, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/30/2008	DOCUMENT NO.: 242149 BOOK: 262M PAGE: 444	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 10: LOTS 2 (23.18), 3 (23.22), 4 (23.26) SECTION 11: SW4 SECTION 15: LOTS 1 (23.39), 2 (23.61), 3 (23.83), 4 (24.05), SE4

LSE-00205	WS-02;	TRYGYE NORBY, WIDOWER	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/5/2008	DOCUMENT NO.: 242957 BOOK: 264M PAGE: 751	TOWNSHIP 161 NORTH - RANGE 101 WEST SECTION 5: LOT 4 (39.99) SECTION 6: LOTS 1 (40.00), 2 (40.00) TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 32: W2

LSE-00207	WS-02	COLETTE NYBAKKEN AND JACK NYBAKKEN, WIFE AND HUSBAND	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/18/2008	DOCUMENT NO.: 242645 BOOK: 263M PAGE: 715	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 25: NW4 SECTION 33: NE4

LSE-00208	WS-IN	ELAINE ONSTAD, FKA ELAINE HIBBERT, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/27/2008	DOCUMENT NO.: 241826 BOOK: 261M PAGE: 629	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 7: E2SW4, SE4 SECTION 8: SW4SW4 TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 12: SW4 SECTION 13: N2 SECTION 14: E2NE4

LSE-00216	WS-IN	LINDA PASCO AND NED PASCO, HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265373 BOOK: 335M PAGE: 679	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00217	WS-IN	BEVERLY JEAN PEDERSON, A SINGLE WOMAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/5/2012; eff: 6/8/2013	DOCUMENT NO.: 265369 BOOK: 335M PAGE: 671	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 28: SW4

LSE-00218	WS-IN	IRENE L. PEDERSON, A SINGLE WOMAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/5/2012; eff: 6/8/2013	DOCUMENT NO.: 265635 BOOK: 336M PAGE: 588	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 28: SW4

LSE-00220	WS-IN	MYRNA L. PETSCHKE, A SINGLE WOMAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/27/2008	DOCUMENT NO.: 242631 BOOK: 263M PAGE: 676	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00225	WS-IN	MARGARET E. RATCLIFFE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/25/2008	DOCUMENT NO.: 242623 BOOK: 263M PAGE: 654	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 15: SW4

LSE-00227	WS-IN	DAIVD O. REISTAD, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/3/2012	DOCUMENT NO.: 265625 BOOK: 336M PAGE: 568	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 9: SW4

LSE-00228	WS-IN	DONALD REISTAD, TRUSTEE OF THE REISTAD FAMILY MINERAL TRUST DATED MAY 7, 2012	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/27/2012	DOCUMENT NO.: 267048 BOOK: 341M PAGE: 165	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 9: SE4 TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 34: SW4

LSE-00232	WS-02	ELAINE J. RUST, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	JAMES P. DESJARLAIS	DIVIDE	NORTH DAKOTA	8/28/2008	DOCUMENT NO.: 243023 BOOK: 265M PAGE: 82	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:
TOWNSHIP 161 NORTH - RANGE 101 WEST
SECTION 1:  LOTS 3 (40.25), 4 (40.35), S2NW4
SECTION 3: NW4SW4
SECTION 4: SW4SW4
SECTION 9: NW4NW4, NE4NE4
SECTION 23: N2NW4
TOWNSHIP 161 NORTH - RANGE 102 WEST
SECTION 1: LOTS 2 (40.02), 3 (40.02), 4 (40.04)
TOWNSHIP 162 NORTH - RANGE 101 WEST
SECTION 19:  LOTS 3 (38.25), 4 (38.35), E2SW4
TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 18: SE4
SECTION 26: N2NW4

LSE-00233	WS-02	ROBERT RUST	JAMES P. DESJARLAIS	DIVIDE	NORTH DAKOTA	8/25/2008	DOCUMENT NO.: 242901 BOOK: 264M PAGE: 632	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 18: SE4

LSE-00234	WS-02;	MARTIN SABO AND SYLVIA SABO, HUSBAND AND WIFE	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/18/2008	DOCUMENT NO.: 242151 BOOK: 262M PAGE: 448	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 18: SE4SW4, S2SE4 SECTION 19: LOTS 1 (38.05), 2 (38.15), N2NE4, SW4NE4, E2NW4 SECTION 31: LOTS 2 (38.95), 3 (39.05), 4 (39.15), SE4NW4

LSE-00238	WS-02	ROSEMARY SCHINDLER AND ROLAND SCHINDLER, WIFE AND HUSBAND	JAMES P. DESJARLAIS	DIVIDE	NORTH DAKOTA	8/25/2008	DOCUMENT NO.: 242916 BOOK: 264M PAGE: 645	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:
TOWNSHIP 161 NORTH - RANGE 101 WEST
SECTION 1:  LOTS 3 (40.25), 4 (40.35), S2NW4
SECTION 3: NW4SW4
SECTION 4: SW4SW4
SECTION 9: NW4NW4, NE4NE4
SECTION 23: N2NW4
TOWNSHIP 161 NORTH - RANGE 102 WEST
SECTION 1: LOTS 2 (40.02), 3 (40.02), 4 (40.04)
TOWNSHIP 162 NORTH - RANGE 101 WEST
SECTION 19:  LOTS 3 (38.25), 4 (38.35), E2SW4
TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 18: SE4
SECTION 26: N2NW4

LSE-00239	WS-IN	BOBETTE SCHREIBER, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO.: 268356 BOOK: 345M PAGE: 2920	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19:  LOTS 2 (35.54), 3 (35.62), 4 (35.72), S2NE4, SE4NW4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1 (35.79), NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-00240	WS-IN	FERNE SCHULTZ, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	7/27/2012; eff: 8/8/2013	DOCUMENT NO.: 265987 BOOK: 338M PAGE: 65	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 12: W2, SE4

LSE-00241	WS-IN	FERNE SCHULTZ, AKA FERNE SCHULTZ, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/11/2008	DOCUMENT NO.: 242142 BOOK: 262M PAGE: 426	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 3 (34.85), 4 (34.93), E2SW4
SECTION 17: N2NW4, S2SW4, E2
SECTION 18: NE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 13: NE4
SECTION 24: SW4

LSE-00248	WS-IN	RODNEY P. SMITH AND ELGENE M. SMITH, HUSBAND AND WIFE	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	8/17/2012; eff: 7/23/2013	DOCUMENT NO.: 267439 BOOK: 342M PAGE: 388	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 25: NW4 SECTION 26: NE4

LSE-00292	WS-IN	NANCY ANN STEVENS, FKA NANCY ANN MCCORPIN, FKA NANCY ANN NERING, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	6/22/2012; eff: 7/21/2013	DOCUMENT NO.: 265359 BOOK: 335M PAGE: 651	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 6:  LOTS 3 (39.89), 4 (33.84), 5 (34.11), 6 (34.33), 7 (34.57), SE4NW4, E2SW4
SECTION 7: LOTS 3 (34.85), 4 (34.93), E2SW4, NE4
SECTION 18: LOTS 1 (35.01), 2 (35.13), 3 (35.23), 4 (35.35), E2W2, W2SE4
SECTION 19: LOT 1 (35.44), NE4NW4, N2NE4
SECTION 20: N2
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOTS 1 (40.02), 2 (40.08), S2NE4, SW4NW4  W2SW4
SECTION 12: W2, SE4
SECTION 13: NE4

LSE-00294	WS-IN	CAROLYN STOCKWELL, A SINGLE WOMAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/24/2008	DOCUMENT NO.: 242144 BOOK: 262M PAGE: 432	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00300	WS-03	DOROTHY LOY SWARTZ, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO: 267319 BOOK: 342M PAGE: 65	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19:  LOTS 2 (35.54), 3 (35.62), 4 (35.72), S2NE4, SE4NW4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1 (35.79), NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-00301	WS-IN	ELLEN SYLVIA, AKA ELLYN SYLVIA, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265361 BOOK: 335M PAGE: 655	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-00302	WS-IN	ROCKY R. SYME, A SINGLE MAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/24/2008	DOCUMENT NO.: 242401 BOOK: 263M PAGE: 193	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00304	WS-IN	SHIRLEY B. THOMSEN, A WIDOW	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/24/2008	DOCUMENT NO.: 242637 BOOK: 263M PAGE: 694	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00310	WS-IN	JOHN TOMMERUP, A WIDOWER	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/18/2008	DOCUMENT NO.: 242154 BOOK: 262M PAGE: 455	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 11: SE4 SECTION 23: E2

LSE-00313	WS-03	DENISE TRAINOR, FKA DENISE HAUGEN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO: 267047 BOOK: 341M PAGE: 160	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19:  LOTS 2 (35.54), 3 (35.62), 4 (35.72), S2NE4, SE4NW4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1 (35.79), NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-00317	WS-IN	MARGARET A. VAN HOOSE, INITIAL TRUSTEE OF THE MARGARET A. VAN HOOSE REVOCABLE TRUST AGREEMENT DATED 9/9/93	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/17/2008	DOCUMENT NO.: 242146 BOOK: 262M PAGE: 438	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 6: SE4

LSE-00318	WS-IN	GEORGE G. VAUGHT, JR., A SINGLE MAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/25/2008	DOCUMENT NO.: 242145 BOOK: 262M PAGE: 435	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 13: NE4 SECTION 24: SW4

LSE-00319	WS-IN	GEORGE G. VAUGHT, JR., A SINGLE MAN	ROVER RESOURCES, INC.	DIVIDE	NORTH DAKOTA	9/20/2008	DOCUMENT NO.: 242136 BOOK: 262M PAGE: 409	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 12: W2, SE4

LSE-00323	WS-03	BETTY HARSHBARGER WHITE, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO: 265639 BOOK: 336M PAGE: 596	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NE4

LSE-00324	WS-03	FERN HARSHBARGER WHITE, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO: 265653 BOOK: 336M PAGE: 624	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NE4

LSE-00682	WS-01	UNITED STATES DEPARTMENT OF INTERIOR BUREAU OF LAND MANAGEMENT NDM 95992	PLAYA OIL & GAS, LP	WILLIAMS	NORTH DAKOTA	9/1/2006	DOCUMENT NO.: 755331	TOWNSHIP 159 NORTH - RANGE 103 WEST SECTION 4: LOT2, LAKEBED RIPARIAN TO LOT 2

LSE-00794	WS-IN	JUDY L. BAKKE, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/3/2011	DOCUMENT NO.: 258152 BOOK: 313M PAGE: 613	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 3 (39.62), 4 (39.66), S2NW4

LSE-00795	WS-IN	RONALD D. BAKKE, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/27/2011	DOCUMENT NO.: 257961 BOOK: 313M PAGE: 214	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 3 (39.62), 4 (39.66), S2NW4

LSE-00796	WS-IN	JANICE BELANGER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/27/2011	DOCUMENT NO.: 257962 BOOK: 313M PAGE: 216	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 3 (39.62), 4 (39.66), S2NW4

LSE-00797	WS-IN	BARRY GJESDAL, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/17/2011	DOCUMENT NO.: 258167 BOOK: 313M PAGE: 643	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6:  LOTS 2 (39.88), 3 (39.93), 5 (36.38), SE4NW4, SW4NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 3 (39.70), 4 (39.58), SE4NE4
SECTION 10: LOT 4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 31: S2NE4, SE4
SECTION 32: S2SW4, NE4SW4, SW4SE4

LSE-00798	WS-IN	BRIAN GJESDAL, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/17/2011	DOCUMENT NO.: 258162 BOOK: 313M PAGE: 633	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6:  LOTS 2 (39.88), 3 (39.93), 5 (36.38), SE4NW4, SW4NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 3 (39.70), 4 (39.58), SE4NE4
SECTION 10: LOT 4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 31: S2NE4, SE4
SECTION 32: S2SW4, NE4SW4, SW4SE4

LSE-00799	WS-IN	WAYNE GJESDAL, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/17/2011	DOCUMENT NO.: 258161 BOOK: 313M PAGE: 631	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6:  LOTS 2 (39.88), 3 (39.93), 5 (36.38), SE4NW4, SW4NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 3 (39.70), 4 (39.58), SE4NE4
SECTION 10: LOT 4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 31: S2NE4, SE4
SECTION 32: S2SW4, NE4SW4, SW4SE4

LSE-00800	WS-IN	JUDITH GLASMANN, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/18/2011	DOCUMENT NO.: 257654 BOOK: 312M PAGE: 215	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: SW4, W2SE4

LSE-00801	WS-IN	IMMANUEL LUTHERAN CHURCH	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/17/2011	DOCUMENT NO.: 258168 BOOK: 313M PAGE: 645	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 8: W2NW4

LSE-00802	WS-IN	RENAE KENNEDY, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/17/2011	DOCUMENT NO.: 258166 BOOK: 313M PAGE: 641	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6:  LOTS 2 (39.88), 3 (39.93), 5 (36.38), SE4NW4, SW4NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 3 (39.70), 4 (39.58), SE4NE4
SECTION 10: LOT 4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 31: S2NE4, SE4
SECTION 32: S2SW4, NE4SW4, SW4SE4

LSE-00803	WS	GLENN D. MOORE, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258165 BOOK: 313M PAGE: 639	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: SE4

LSE-00804	WS-IN	SUE J. NELSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258163 BOOK: 313M PAGE: 635	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 3 (39.62), 4 (39.66), S2NW4

LSE-00805	WS-IN	HUGH T. NIERENGARTEN, TRUSTEE OF THE EDWARD A. AND CATHERINE C. NIERENGARTEN REVOCABLE TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/18/2011	DOCUMENT NO.: 257657 BOOK: 312M PAGE: 221	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: SW4, W2SE4

LSE-00806	WS-IN	JOYCE D. NORLIN AND ROBERT A. NORLIN AS TRUSTEES OF THE NORLIN FAMILY TRUST, DATED JUNE 20TH, 2000	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258154 BOOK: 313M PAGE: 617	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 3 (39.62), 4 (39.66), S2NW4

LSE-00807	WS-IN	BARBARA A. PALMER AND ROGER PALMER, HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/27/2011	DOCUMENT NO.: 258156 BOOK: 313M PAGE: 621	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 3 (39.62), 4 (39.66), S2NW4

LSE-00808	WS	R.A. RIVERS, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258157 BOOK: 313M PAGE: 623	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: SE4

LSE-00810	WS-IN	PATRICIA M. ROCKVAM AND KENNETH H. ROCKVAM, HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/18/2011	DOCUMENT NO.: 257656 BOOK: 313M PAGE: 219	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: SW4, W2SE4

LSE-00811	WS-IN	RANDE D. SCOTT, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258153 BOOK: 313M PAGE: 615	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 3 (39.62), 4 (39.66), S2NW4

LSE-00812	WS	DOROTHY SEIBOLD, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258150 BOOK: 313M PAGE: 609	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: SE4

LSE-00813	WS-IN	RACHEL WURTZ, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/17/2011	DOCUMENT NO.: 258160 BOOK: 313M PAGE: 629	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6:  LOTS 2 (39.88), 3 (39.93), 5 (36.38), SE4NW4, SW4NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 3 (39.70), 4 (39.58), SE4NE4
SECTION 10: LOT 4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 31: S2NE4, SE4
SECTION 32: S2SW4, NE4SW4, SW4SE4

LSE-00816	WS-01	UNITED STATES DEPARTMENT OF INTERIOR BUREAU OF LAND MANAGEMENT NDM 95993	PLAYA OIL & GAS, LP	WILLIAMS	NORTH DAKOTA	9/1/2006	DOCUMENT NO.: 755332	TOWNSHIP 159 NORTH - RANGE 103 WEST SECTION 9: W2NE4 SECTION 20: SE4 SECTION 25: NW4 SECTION 26: NE4

LSE-00817	WS-01	UNITED STATES DEPARTMENT OF INTERIOR BUREAU OF LAND MANAGEMENT NDM 95994	PLAYA OIL & GAS, LP	DIVIDE	NORTH DAKOTA	9/1/2006	DOCUMENT NO.: 269513 BOOK: 348M PAGE: 651	TOWNSHIP 160 NORTH - RANGE 103 WEST SECTION 15: NW4SW4 W2NW4 SECTION 21: NE4NW4 SECTION 33: LOT 2 AND THE LAKEBED RIPARIAN TO LOT 2

LSE-00819	WS-IN	MARLENE OLSON ANDERSON, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	LYNX OIL COMPANY	DIVIDE	NORTH DAKOTA	3/1/2011	DOCUMENT NO.: 256805 BOOK: 309M PAGE: 178	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOT 5 (36.96) SECTION 31: THE WEST 370 FEET OF THE SW4NE4

LSE-00820	WS-02; WS-03;	MARLENE OLSON ANDERSON, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	LYNX OIL COMPANY	DIVIDE	NORTH DAKOTA	3/1/2011	DOCUMENT NO.: 256804 BOOK: 309M	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 30: S2SE4
SECTION 31: LOTS 1 (36.03), 2 (36.09), E2NW4, N2NE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 25: SE4
TOWNSHIP 164 NORTH - RANGE 102 WEST
SECTION 31: NW4NE4, S2NE4 LESS THE WEST 370 FEET OF THE SW4NE4, NE4NW4, E2SE4, LOT 1 (33.41)

LSE-00821	WS-IN	LINDA OLSON MCINTEER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	LYNX OIL COMPANY	DIVIDE	NORTH DAKOTA	3/1/2011	DOCUMENT NO.: 256801 BOOK: 309M PAGE: 166	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOT 5 (36.96) SECTION 31: THE WEST 370 FEET OF THE SW4NE4

LSE-00822	WS-02; WS-03;	LINDA OLSON MCINTEER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	LYNX OIL COMPANY	DIVIDE	NORTH DAKOTA	6/19/2011	DOCUMENT NO.: 256802 BOOK: 309M PAGE: 169	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 30: S2SE4 SECTION 31: LOTS 1 (36.03), 2 (36.09), E2NW4 , N2NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 25: SE4

LSE-00823	WS-03	MARVEL SETNESS, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/31/2011	DOCUMENT NO.: 258475 BOOK: 314M PAGE: 661	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 11: NE4, N2SE4, SW4SE4

LSE-00869	WS-IN	MAVIS BALE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/22/2011	DOCUMENT NO.: 258874 BOOK: 316M PAGE: 140	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOT 4 ALSO KNOWN AS LOT 6 (30.28) TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 25: LOTS 1 (38.79), 2 (38.94), 3 (39.08), 4 (39.23)

LSE-00870	WS-IN	MAVIS BALE, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/27/2011	DOCUMENT NO.: 258267 BOOK: 314M PAGE: 257	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 11: NE4, N2SE4, SW4SE4

LSE-00872	WS-02	MARY LOU HEPPNER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/30/2011	DOCUMENT NO.: 258878 BOOK: 316M PAGE: 148	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 31: LOTS 3 (36.15), 4 (36.21), E2SW4

LSE-00873	WS-02	IONE D. MULLINS	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/30/2011	DOCUMENT NO.: 259061 BOOK: 316M PAGE: 581	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 31: LOTS 3 (36.15), 4 (36.21), E2SW4

LSE-00874	WS-02; WS-03;	DENNIS M. NIELSEN AND CYNTHIA NIELSON, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/6/2011	DOCUMENT NO.: 258473 BOOK: 314M PAGE: 657	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: LOT 1 (23.80), SE4NE4, W2NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-00875	WS-02; WS-03;	GREGG D. NIELSEN, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/6/2011	DOCUMENT NO.: 258577 BOOK: 315M PAGE: 139	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: LOT 1 (23.80), SE4NE4, W2NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-00876	WS-02; WS-03;	SUSAN C. OLSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/26/2011	DOCUMENT NO.: 258880 BOOK: 316M PAGE: 152	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: LOT 1 (23.80), SE4NE4, W2NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-00878	WS-02	ODDLAUG WILLIAMS, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/30/2011	DOCUMENT NO.: 258876 BOOK: 316M PAGE: 144	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 31: LOTS 3 (36.15), 4 (36.21), E2SW4

LSE-00879	WS-02	RAMONA MEDDERS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/30/2011	DOCUMENT NO.: 258877 BOOK: 316M PAGE: 146	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 31: LOTS 3 (36.15), 4 (36.21), E2SW4

LSE-00880	WS-02; WS-03;	MORRIS NIELSEN, JR., A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/6/2011	DOCUMENT NO.: 258472 BOOK: 314M PAGE: 655	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: LOT 1 (23.80), SE4NE4, W2NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-00881	WS-02; WS-03;	GARY E. NIELSEN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/6/2011	DOCUMENT NO.: 258471 BOOK: 314M PAGE: 653	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: LOT 1 (23.80), SE4NE4, W2NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-00882	WS-IN	MARVEL SETNESS, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/22/2011	DOCUMENT NO.: 258875 BOOK: 316M PAGE: 142	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOT 4 ALSO KNOWN AS LOT 6 (30.28) TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 25: LOTS 1 (38.79), 2 (38.94), 3 (39.08), 4 (39.23) SECTION 34: S2SE4

LSE-00883	WS-02; WS-03;	LOREN B. NIELSEN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/6/2011	DOCUMENT NO.: 258578 BOOK: 315M PAGE: 141	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: LOT 1 (23.80), SE4NE4, W2NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-00886	WS-02	DALE EDLUND, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/30/2011	DOCUMENT NO.: 259062 BOOK: 316M PAGE: 583	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 31: LOTS 3 (36.15), 4 (36.21), E2SW4

LSE-00889	WS-IN	JAMES GJESDAL, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/17/2011	DOCUMENT NO.: 258474 BOOK: 314M PAGE: 659	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6:  LOTS 2 (39.88), 3 (39.93), 5 (36.38), SE4NW4, SW4NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 3 (39.70), 4 (39.58), SE4NE4
SECTION 10: LOT 4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 31: S2NE4, SE4
SECTION 32: S2SW4, NE4SW4, SW4SE4

LSE-00893	WS-IN	A.V.M., INC.	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/29/2011	DOCUMENT NO.: 259353 BOOK: 317M PAGE: 438	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: N2, N2S2

LSE-00894	WS-IN	LORRAINE G. JELLE AND JAMES R. JELLE, HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/19/2011	DOCUMENT NO.: 259352 BOOK: 317M PAGE: 436	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-00895	WS-IN	ARTHUR SEAY, III, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/19/2011	DOCUMENT NO.: 259175 BOOK: 317M PAGE: 49	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 6: LOTS 3 (39.89), 4 (33.84), 5 (34.11), 6 (34.33), 7 (34.57), E2SW4, SE4NW4 SECTION 7: LOTS 3 (34.85), 4 (34.93), NE4, E2SW4 SECTION 20: N2

LSE-00906	WS-IN	RICHARD E. MARCUS, TRUSTEE OF THE BENJAMIN M. MARCUS TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/29/2011	DOCUMENT NO.: 259354 BOOK: 317M PAGE: 440	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: N2, N2S2 SECTION 25: SW4 SECTION 26: ALL SECTION 27: LOTS 1 (23.87), 2 (23.59), 3 (23.33), 4 (23.05), E2 SECTION 35: E2

LSE-00907	WS-IN	NANCY A. BORCHERT, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/29/2011	DOCUMENT NO.: 259350 BOOK: 317M PAGE: 432	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: N2, N2S2

LSE-00908	WS-IN	ROBERT JOHNSON POST, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/29/2011	DOCUMENT NO.: 259351 BOOK: 317M PAGE: 434	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: N2, N2S2

LSE-00912	WS-02; WS-03;	BRUCE BURNS, ALSO KNOWN AS BRUCE R. BURNS	LYNX OIL COMPANY	DIVIDE	NORTH DAKOTA	9/1/2011	DOCUMENT NO.: 260312 BOOK: 320M PAGE: 400	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 30: S2SE4 SECTION 31: LOTS 1 (36.03), 2 (36.09), E2NW4 , N2NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 25: SE4

LSE-00913	WS-IN	LINDA OLSON MCINTEER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	LYNX OIL COMPANY	DIVIDE	NORTH DAKOTA	9/21/2011	DOCUMENT NO.: 256803 BOOK: 309M PAGE: 172	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 31: NW4NE4, S2NE4, LESS THE WEST 370 FEET OF THE SW4NE4, NE4NW4, LOT 1(33.41), E2SE4

LSE-00914	WS-IN	RUTH A. RASMUSSEN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/22/2011	DOCUMENT NO.: 259577 BOOK: 318M PAGE: 254	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-00915	WS-IN	DEBORA SCHIEFFER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/17/2011	DOCUMENT NO.: 258266 BOOK: 314M PAGE: 255	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6:  LOTS 2 (39.88), 3 (39.93), 5 (36.38), SE4NW4, SW4NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 3 (39.70), 4 (39.58), SE4NE4
SECTION 10: LOT 4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 31: S2NE4, SE4
SECTION 32: S2SW4, NE4SW4, SW4SE4

LSE-00916	WS-02; WS-03;	ROBBIN ROMERO, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/6/2011	DOCUMENT NO.: 258879 BOOK: 316M PAGE: 150	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: LOT 1 (23.80), SE4NE4, W2NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-00917	WS-02; WS-03;	SUSAN SAUVAGEAU, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/6/2011	DOCUMENT NO.: 258745 BOOK: 315M PAGE: 576	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: LOT 1 (23.80), SE4NE4, W2NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-00919	WS-01	DERBY ENERGY, LLC	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/26/2011	DOCUMENT NO.: 262075 BOOK: 325 PAGE: 571	TOWNSHIP 160 NORTH - RANGE 103 WEST SECTION 17: S2 SECTION 19: LOTS 3, 4, E2SE4

LSE-00920	WS-02; WS-03;	LARMON HAUGEN, A MARRIED MAN DEALING WITH HIS SOLE AND SEPARATE PROPERTY	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/1/2011	DOCUMENT NO.: 260889 BOOK: 322M PAGE: 235	TOWNSHIP 161 NORTH - RANGE 103 WEST
SECTION 14: N2NW4
SECTION 15: NE4, N2SE4
TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 18: SE4
SECTION 24:   SW4SW4, N2SW4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 1 (34.71), 2 (34.79), E2NW4, SE4
SECTION 17: S2NW4, N2SW4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 3, SE4NW4, E2SW4, SE4
SECTION 2: E2SW4, W2SE4
SECTION 12: NE4
TOWNSHIP 164 NORTH - RANGE 103 WEST
SECTION 26: LOT 5 (37.67)
SECTION 35: E2NW4 , NE4NE4 , N2SW4, W2NE4

LSE-00924	WS-02; WS-03;	LARMON HAUGEN, SUCCESSOR TRUSTEE OF THE GREGORY O. HAUGEN REVOCABLE TRUST CREATED ON MARCH 17, 1998	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/1/2011	DOCUMENT NO.: 260888 BOOK: 322M PAGE: 233	TOWNSHIP 161 NORTH - RANGE 103 WEST
SECTION 14: N2NW4
SECTION 15: NE4, N2SE4
TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 18: SE4
SECTION 24:   SW4SW4, N2SW4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 7:  LOTS 1 (34.71), 2 (34.79), E2NW4, SE4
SECTION 17: S2NW4, N2SW4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 3, SE4NW4, E2SW4, SE4
SECTION 2: E2SW4, W2SE4
SECTION 12: NE4
TOWNSHIP 164 NORTH - RANGE 103 WEST
SECTION 26: LOT 5 (37.67)
SECTION 35: E2NW4 , NE4NE4 , N2SW4, W2NE4

LSE-00925	WS-IN	MURIELLE TANGEDAL, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/28/2011	DOCUMENT NO.: 260887 BOOK: 322m PAGE: 231	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 15: LOTS 1 (22.30), 2 (22.19)

LSE-00926	WS-03	MURIELLE TANGEDAL, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/28/2011	DOCUMENT NO.: 260886 BOOK: 322M PAGE: 229	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 1 (39.54), 2 (39.58)

LSE-00927	WS-03	MURIELLE TANGEDAL, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/28/2011	DOCUMENT NO.: 260885 BOOK: 322M PAGE: 227	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 164 NORTH - RANGE 102 WEST SEC 29: LOTS 1 (39.20), 2 (39.11) SEC 32: N2NE4, SE4NE4, SW4NW4, S2

LSE-00960	WS-03	ARCHIE AND ELAINE KRESS, LLLP	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/1/2011	DOCUMENT NO.: 260883 BOOK: 322M PAGE: 223	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4

LSE-00961	WS-IN	ARCHIE AND ELAINE KRESS, LLLP	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/1/2011	DOCUMENT NO.: 260884 BOOK: 322M PAGE: 225	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 29: NW4SW4, N2SW4SW4, SE4SW4SW4 SECTION 30: SE4

LSE-00962	WS-IN	RUSSELL E. KRESS AND DONNA M. KRES, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/1/2011	DOCUMENT NO.: 260880 BOOK: 322M PAGE: 217	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: S2SE4

LSE-00963	WS-IN	RUSSELL E. KRESS AND DONNA M. KRES, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/1/2011	DOCUMENT NO.: 260881 BOOK: 322M PAGE: 219	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 29: NW4SW4, N2SW4SW4, SE4SW4SW4 SECTION 30: SE4

LSE-00964	WS-03	ELEANOR T. STUCKEY, TRUSTEE OF THE STUCKEY TRUST DATED NOVEMBER 4TH, 1991	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/31/2011	DOCUMENT NO.: 261079 BOOK: 322M PAGE: 605	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 1 (39.54), 2 (39.58)

LSE-00965	WS-03	ELEANOR T. STUCKEY, TRUSTEE OF THE STUCKEY TRUST DATED NOVEMBER 4TH, 1991	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/31/2011	DOCUMENT NO.: 261078 BOOK: 322M PAGE: 603	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 164 NORTH - RANGE 102 WEST SEC 29: LOTS 1 (39.20), 2 (39.11) SEC 32: N2NE4, SE4NE4, SW4NW4, S2

LSE-00968	WS-03	ROSS ERIKSMOEN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/1/2011	DOCUMENT NO.: 261075 BOOK: 322M PAGE: 597	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4

LSE-00969	WS-03	WAYNE R. ERIKSMOEN, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/7/2011	DOCUMENT NO.: 261071 BOOK: 322M PAGE: 589	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4

LSE-00970	WS-03	ELLEN M. GRINDELAND, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/1/2011	DOCUMENT NO.: 261076 BOOK: 322M PAGE: 599	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4

LSE-00971	WS-02	ROBERT C. HAAGENSON AND SANDRA K. HAAGENSON, TRUSTEES OF THE HAAGENSON FAMILY MINERAL TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/26/2011	DOCUMENT NO.: 260834 BOOK: 322M PAGE: 145	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 21: SE4

LSE-00972	WS-02	DONALD E. HAAGENSON, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	10/26/2011	DOCUMENT NO.: 260835 BOOK: 322 PAGE: 147	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: SE4

LSE-00977	WS-03	ERIK R. ANDERSON, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/22/2011	DOCUMENT NO.: 261358 BOOK: 323M PAGE: 500	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4

LSE-00978	WS-IN	DOUGLAS KRESS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/2/2011	DOCUMENT NO.: 261074 BOOK: 322M PAGE: 595	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4 TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOT 4 A/K/A LOT 6 A/K/A SW4SW4

LSE-00979	WS-IN	MICHAEL KRESS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/2/2011	DOCUMENT NO.: 261073 BOOK: 322M PAGE: 593	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4 TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOT 4 A/K/A LOT 6 A/K/A SW4SW4

LSE-00980	WS-IN	ROBERT KRESS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/2/2011	DOCUMENT NO.: 261072 BOOK: 322M PAGE: 591	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4 TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOT 4 A/K/A LOT 6 A/K/A SW4SW4

LSE-00981	WS-03	CAMMY J. LIEN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/3/2011	DOCUMENT NO.: 261356 BOOK: 323M PAGE: 496	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4

LSE-00982	WS-03	GARY G. SCHEFF, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/3/2011	DOCUMENT NO.: 261355 BOOK: 323M PAGE: 494	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4

LSE-00983	WS-03	GREG G. SCHEFF, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/3/2011	DOCUMENT NO.: 261357 BOOK: 323M PAGE: 498	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: E2SE4

LSE-00986	WS-IN	RUSSELL E. KRESS AND DONNA M. KRES, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/28/2011	DOCUMENT NO.: 262073 BOOK: 325M PAGE: 567	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: NE4SE4

LSE-01001	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00138	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268272 BOOK: 345M PAGE: 138	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 16: NE4

LSE-01002	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00139	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268273 BOOK: 345M PAGE: 140	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 16: NW4

LSE-01003	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00140	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268274 BOOK: 345M PAGE: 142	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 16: SE4

LSE-01004	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00141	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268275 BOOK: 345M PAGE: 144	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 16: SW4

LSE-01005	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00142	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268276 BOOK: 345M PAGE: 146	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 20: E2NE4

LSE-01006	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00143	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268277 BOOK: 345M PAGE: 148	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 21: NW4

LSE-01007	WS-02	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00148	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268278 BOOK: 345M PAGE: 150	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 30: S2SE4

LSE-01008	WS-02	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00149	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268279 BOOK: 345M PAGE: 152	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 31: N2NE4

LSE-01009	WS-02	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00150	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268280 BOOK: 345M PAGE: 154	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 31: E2NW4, LOTS 1 (36.03), 2 (36.09)

LSE-01010	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00151	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268281 BOOK: 345M PAGE: 156	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 36: NE4

LSE-01011	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00152	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268282 BOOK: 345M PAGE: 158	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 36: NW4

LSE-01012	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00153	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268283 BOOK: 345M PAGE: 160	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 36: SE4

LSE-01013	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-00154	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 268284 BOOK: 345M PAGE: 162	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 36: SW4

LSE-01014	WS-IN	GORDON LEE STUBBE, AND BOYD A. STUBBE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	11/1/2011	DOCUMENT NO.: 261621 BOOK: 324M PAGE: 398	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: S2SE4

LSE-01017	WS-IN	NEDRA CORNELL, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/16/2012	DOCUMENT NO.: 263726 BOOK: 331M PAGE: 24	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01018	WS-IN	MARY DAHL, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/5/2012	DOCUMENT NO.: 263016 BOOK: 328M PAGE: 635	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01019	WS-IN	SHAWN FRANSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/6/2012	DOCUMENT NO.: 263228 BOOK: 329M PAGE: 442	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01020	WS-IN	VANG FRANSON, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/6/2012	DOCUMENT NO.: 263227 BOOK: 329M PAGE: 440	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01024	WS-IN	JAY A. LARSEN, A/K/A JAY LARSEN AND BRENDA J. LARSEN, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/24/2012	DOCUMENT NO.: 263226 BOOK: 329M PAGE: 438	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01025	WS-IN	DAVID L. VERPLOEGEN, EXECUTOR OF THE ESTATE OF OPAL VERPLOEGEN, DECEASED	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/19/2012	DOCUMENT NO.: 263471 BOOK: 330M PAGE: 255	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01026	WS-IN	HELEN WICHERN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/6/2012	DOCUMENT NO.: 263015 BOOK: 328M PAGE: 633	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01049	WS-02;	FRAN OLIN AND FRED OLIN, HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/22/2012	DOCUMENT NO.: 263727 BOOK: 331M PAGE: 26	TOWNSHIP 161 NORTH - RANGE 103 WEST SECTION 22: SE4 TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 10: E2 SECTION 14: SE4

LSE-01050	WS-02;	PETRA SCHMIDT, ATTORNEY-IN-FACT FOR DOROTHY WEAVER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/22/2012	DOCUMENT NO.: 263728 BOOK: 331M PAGE: 30	TOWNSHIP 161 NORTH - RANGE 103 WEST SECTION 22: SE4 TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 2: SW4 SECTION 3: SE4 TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 10: E2 SECTION 14: SE4

LSE-01053	WS-02;	RALPH DEMKO, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/17/2012	DOCUMENT NO.: 262849 BOOK: 328M PAGE: 381	TOWNSHIP 161 NORTH - RANGE 103 WEST SECTION 22: SE4 TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 10: E2 SECTION 14: SE4

LSE-01054	WS-02;	DIANNE K. WIGNESS CUMMINGS AND ROBERT CUMMINGS, INDIVIDUALLY AND AS HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/23/2012	DOCUMENT NO.: 263904 BOOK: 331M PAGE: 291	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 6: SE4

LSE-01057	WS-02;	RICHARD O. WIGNESS AND CAROL J. WIGNESS, INDIVIDUALLY AND AS HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	4/23/2012	DOCUMENT NO.: 263905 BOOK: 331M PAGE: 293	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 6: SE4

LSE-01061	WS-IN	DALE FRANSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/6/2012	DOCUMENT NO.: 263229 BOOK: 329M PAGE: 444	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01062	WS-IN	JAMES FRANSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/6/2012	DOCUMENT NO.: 263231 BOOK: 329M PAGE: 448	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01063	WS-IN	STEVEN M. FRANSON, A WIDOWER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/6/2012	DOCUMENT NO.: 263233 BOOK: 329M PAGE: 452	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01064	WS-IN	RODNEY PAUL JORGENSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/23/2012	DOCUMENT NO.: 263017 BOOK: 328M PAGE: 637	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01065	WS-IN	TOMMY EDWARD JORGENSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/2/2012	DOCUMENT NO.: 262672 BOOK: 327M PAGE: 468	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01066	WS-IN	KATHLEEN KIHLE, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/24/2012	DOCUMENT NO.: 263232 BOOK: 329M PAGE: 450	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01067	WS-IN	ARCHIE AND ELAINE KRESS, LLLP.	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/27/2011	DOCUMENT NO.: 262074 BOOK: 325M PAGE: 569	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: NE4SE4

LSE-01068	WS-IN	TINA MOE, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/23/2012	DOCUMENT NO.: 263019 BOOK: 328M PAGE: 641	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01069	WS-IN	SUE PULLIAM, A/K/A SUE ANN PULLIAM, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/23/2012	DOCUMENT NO.: 263018 BOOK: 328M PAGE: 639	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01070	WS-IN	ARLENE SCHECKLER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/6/2012	DOCUMENT NO.: 263230 BOOK: 329M PAGE: 446	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01072	WS-03	GEORGE STEELE, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/1/2012	DOCUMENT NO.: 264250 BOOK: 332M PAGE: 359	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 20: SW4

LSE-01084	WS-IN	NORMAN TANGEDAL, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/7/2012	DOCUMENT NO.: 265633 BOOK: 336M PAGE: 584	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 1 (39.54), 2 (39.58) TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 1 (39.20), 2 (39.11) SECTION 32: S2, SE4NE4 , SW4NW4, N2NE4

LSE-01085	WS-IN	GUY JENSEN, A/K/A GUY JENSON, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/13/2012	DOCUMENT NO.: 265021 BOOK: 334M PAGE: 650	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4, N2SW4

LSE-01089	WS-03	FORTIN ENTERPRISES, INC.	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/2/2012	DOCUMENT NO.: 264413 BOOK: 332M PAGE: 640	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 31: LOTS 1, 2, 3, 4, E2W2

LSE-01091	WS-IN	UNITED STATES DEPARTMENT OF INTERIOR BUREAU OF LAND MANAGEMENT NDM 96118	BOBBY L. JARRETT	DIVIDE	NORTH DAKOTA	11/1/2006	DOCUMENT NO.: 269511 BOOK: 348M PAGE: 640	TOWNSHIP 164 NORTH - RANGE 103 WEST
SECTION 26: A 60 FOOT STRIP ALONG THE U.S. CANADA BORDER ADJACENT TO LOT 5, 6, 7, 8 CONTAINING 7.28 ACRES
SECTION 27: A 60 FOOT STRIP ALONG THE U.S. CANADA BORDER ADJACENT TO LOTS 4, 5, 6 CONTAINING 4.73 ACRES

LSE-01092	WS-03	UNITED STATES DEPARTMENT OF INTERIOR BUREAU OF LAND MANAGEMENT NDM 96119	BOBBY L. JARRETT	DIVIDE	NORTH DAKOTA	11/1/2006	DOCUMENT NO.: 269507 BOOK: 348M PAGE: 619	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: A 60 FOOT STRIP ALONG THE U.S. CANADA BORDER ADJACENT TO LOT 5 CONTAINING 1.82 ACRES

LSE-01094	WS-IN	SCOTT SYME, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/10/2012	DOCUMENT NO.: 266335 BOOK: 339M PAGE: 182	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4 SECTION 2: LOT 1 (40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-01095	WS-IN	VERNON EKNESS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/23/2012	DOCUMENT NO.: 265875 BOOK: 337M PAGE: 440	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 6: LOTS 1 (39.72), 2 (39.81), S2NE4, SE4

LSE-01102	WS-IN	PATRICIA A. TANGEDAL, INDIVIDUALLY AND AS SOLE HEIR OF DONALD K. TANGEDAL, A/K/A DONALD TANGEDAL	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/17/2012	DOCUMENT NO.: 265618 BOOK: 336M PAGE: 554	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 1 (39.54), 2 (39.58) TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 1 (39.20), 2 (39.11) SECTION 32: S2, SE4NE4 , SW4NW4, N2NE4

LSE-01103	WS-IN	ELTON TANGEDAL, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/17/2012	DOCUMENT NO.: 265651 BOOK: 336M PAGE: 620	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 5: LOTS 1 (39.54), 2 (39.58) TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 1 (39.20), 2 (39.11) SECTION 32: S2, SE4NE4 , SW4NW4, N2NE4

LSE-01104	WS-IN	DWIGHT MANGEL AND JANE MANGEL, CO-TRUSTEES OF THE MANGEL FAMILY TRUST DATED SEPTEMBER 11, 2009	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/16/2012	DOCUMENT NO.: 265645 BOOK: 336M PAGE: 608	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 22: E2

LSE-01105	WS-IN	RANDY EKNESS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 268656 BOOK: 346M PAGE: 298	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 3 (37.21), 5 (37.12) SECTION 32: E2NW4, SW4NE4

LSE-01106	WS-IN	SHERMAN EKNESS, A WIDOWER	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 265980 BOOK: 338M PAGE: 51	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 3 (37.21), 5 (37.12) SECTION 32: E2NW4, SW4NE4

LSE-01107	WS-IN	ALLAN EKNESS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 265983 BOOK: 338M PAGE: 57	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 3 (37.21), 5 (37.12) SECTION 32: E2NW4, SW4NE4

LSE-01108	WS-IN	LYLE EKNESS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 265989 BOOK: 338M PAGE: 69	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 3 (37.21), 5 (37.12) SECTION 32: E2NW4, SW4NE4

LSE-01113	WS-03	PEGGY ARNOLD, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/5/2012	DOCUMENT NO.: 265381 BOOK: 335M PAGE: 695	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NE4

LSE-01114	WS-03	SHIRLEY E. CARVER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/5/2012	DOCUMENT NO.: 265379 BOOK: 335M PAGE: 691	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NE4

LSE-01116	WS-02	GERARD HANSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/30/2012	DOCUMENT NO.: 266514 BOOK: 339M PAGE: 511	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 26: S2SW4 SECTION 35: W2NW4

LSE-01118	WS-02	NORMAN HANSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/29/2012	DOCUMENT NO.: 266512 BOOK: 339M PAGE: 503	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 26: S2SW4 SECTION 35: W2NW4

LSE-01119	WS-02	WARREN HANSON, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/29/2012	DOCUMENT NO.: 266513 BOOK: 339M PAGE: 507	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 26: S2SW4 SECTION 35: W2NW4

LSE-01121	WS-02;	DENNIS MAROTZKE AND BEVERLY MAROTZKE, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/1/2012	DOCUMENT NO.: 264412 BOOK: 332M PAGE: 638	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 6: SE4

LSE-01122	WS-IN	RICHARD C. TANGEDAL, TRUSTEE OF THE TANGEDAL FAMILY LIVING TRUST, DATED MARCH 18, 1999	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/28/2012	DOCUMENT NO.: 266095 BOOK: 338M PAGE: 337	TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 15: LOTS 1 (22.30), 2 (22.19)
TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 5: LOTS 1 (39.54), 2 (39.58)
TOWNSHIP 164 NORTH - RANGE 102 WEST
SECTION 29: LOTS 1 (39.20), 2 (39.11)
SECTION 32: N2NE4, SE4NE4, SW4NW4, S2

LSE-01125	WS-IN	SHANNON OSVOLD, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/5/2012	DOCUMENT NO.: 265870 BOOK: 337M PAGE: 426	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS
TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 18: LOTS 1 (36.04), 2 (36.02), E2NW4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 26: N2S2, SW4NE4, SE4NW4, N2SW4

LSE-01126	WS-IN	STEVEN OSVOLD, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/6/2012	DOCUMENT NO.: 265871 BOOK: 337M PAGE: 430	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS
TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 18: LOTS 1 (36.04), 2 (36.02), E2NW4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 26: N2S2, SW4NE4, SE4NW4, N2SW4

LSE-01127	WS-IN	LORRI ZENZ, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/6/2012	DOCUMENT NO.: 265869 BOOK: 337M PAGE: 422	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS
TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 18: LOTS 1 (36.04), 2 (36.02), E2NW4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 26: N2S2, SW4NE4, SE4NW4, N2SW4

LSE-01128	WS-IN	PEGGY FLEMING	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/6/2012	DOCUMENT NO.: 265868 BOOK: 337M PAGE: 418	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS
TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 18: LOTS 1 (36.04), 2 (36.02), E2NW4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 26: N2S2, SW4NE4, SE4NW4, N2SW4

LSE-01129	WS-IN	AURLIE SAMSEL, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266620 BOOK: 340M PAGE: 3	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 3 (37.21), 5 (37.12) SECTION 32: E2NW4, SW4NE4

LSE-01130	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01107	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266322 BOOK: 339M PAGE: 154	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 36: SW4

LSE-01131	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01104	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266319 BOOK: 339M PAGE: 148	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 36: NE4

LSE-01132	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01105	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266320 BOOK: 339M PAGE: 150	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 36: NW4

LSE-01133	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01106	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266321 BOOK: 339M PAGE: 152	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 36: SE4

LSE-01134	WS-02	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDSOG-12-01053	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266330 BOOK: 339M PAGE: 170	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 15: SE4

LSE-01135	WS-02	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01079	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266328 BOOK: 339M PAGE: 166	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 17: S2NW4

LSE-01136	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01103	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266318 BOOK: 339M PAGE: 146	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 35: N2SW4

LSE-01137	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01102	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266317 BOOK: 339M PAGE: 144	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 35: E2NW4

LSE-01138	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01101	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266316 BOOK: 339M PAGE: 142	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 35: N2NE4, SW4NE4

LSE-01139	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-12-01100	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266315 BOOK: 339M PAGE: 140	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 26: LOT 5

LSE-01146	WS-03	RICHARD E. WESTGARD AND RENETTA WESTGARD, HUSBAND AND WIFE	BTC OIL PROPERTIES, LLC	DIVIDE	NORTH DAKOTA	12/1/2010	DOCUMENT NO.: 254701 BOOK: 301M PAGE: 683	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 3:  LOTS 1(40.19), 2(40.10), 3(22.85), 4(22.92), 5(23.00), 6(23.08), S/2NE/4, SE/4
SECTION 10:  LOT 1(23.14), NE/4
SECTION 11: NW/4

LSE-01152	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-11-00588	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258201 BOOK: 314M PAGE: 48	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 30: SE4

LSE-01153	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-11-00587	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258200 BOOK: 314M PAGE: 46	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 29: W2SW4

LSE-01154	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-11-00590	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258203 BOOK: 314M PAGE: 52	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 32: NW4

LSE-01155	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS OG-11-00589	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	5/4/2011	DOCUMENT NO.: 258202 BOOK: 314M PAGE: 50	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 31: SE4

LSE-01156	WS-IN	RED CROWN ROYALTIES LLC L33T-925205-15	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/1/2011	DOCUMENT NO.: 260049 BOOK: 319M PAGE: 586	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 15: SE4

LSE-01157	WS-IN	PAUL L. MCCULLISS, A/K/A PAUL L. MCCULLIS, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	12/22/2010	DOCUMENT NO.: 254550 BOOK: 301M PAGE: 305	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 27: SW4
SECTION 28: NE4, SW4, E2SE4, LESS 213.5 ACRES DEEDED OUT TO THE USA MFD IN BOOK 77 AT PAGE 390
SECTION 34: SE4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2

LSE-01158	WS-IN	GEORGE G. VAUGHT, JR., A SINGLE MAN	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	12/22/2010	DOCUMENT NO.: 254551 BOOK: 301M PAGE: 308	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 27: SW4
SECTION 28: NE4, SW4, E2SE4, LESS 213.5 ACRES DEEDED OUT TO THE USA MFD IN BOOK 77 AT PAGE 390
SECTION 34: SE4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2

LSE-01159	WS-IN	GAIL J. MATTEM, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY, INDIVIDUALLY AND AS SOLE HEIR OF TIMOTHY K. NELSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/12/2011	DOCUMENT NO.: 255289 BOOK: 304M PAGE: 117	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 12: W2, SE4
SECTION 13: NE4
SECTION 24: SW4

LSE-01160	WS-03	DIANE L. KRAFT, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/10/2011	DOCUMENT NO.: 254988 BOOK: 303M PAGE: 37	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 8: NE4, E2NW4, S2

LSE-01161	WS-IN	MICHAEL NELSON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/13/2011	DOCUMENT NO.: 255134 BOOK: 303M PAGE: 460	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 12: W2, SE4
SECTION 13: NE4

LSE-01162	WS-IN	SONJA VAN ARSDALE, A SINGLE WOMAN	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/13/2011	DOCUMENT NO.: 255290 BOOK: 304M PAGE: 120	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 12: W2, SE4
SECTION 13: NE4
SECTION 24: SW4

LSE-01163	WS-03	LARRY K. NELSON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/13/2011	DOCUMENT NO.: 254987 BOOK: 303M PAGE: 34	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 8: NE4, E2NW4, S2

LSE-01164	WS-03	CAROLYN STOCKWELL, A SINGLE WOMAN	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/13/2011	DOCUMENT NO.: 254989 BOOK: 303M PAGE: 39	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 8: NE4, E2NW4, S2

LSE-01165	WS-03	MARLYS MARSH, FKA MARLYS NORDHAGEN, A SINGLE WOMAN	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/28/2011	DOCUMENT NO.: 255288 BOOK: 304M PAGE: 115	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 8: NE4, E2NW4, S2

LSE-01166	WS-03	KAREN E. CROCKER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	2/7/2011	DOCUMENT NO.: 255501 BOOK: 304M PAGE: 660	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 8: NE4, E2NW4, S2

LSE-01167	WS-03	PAMELA CRONE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/18/2011	DOCUMENT NO.: 255567 BOOK: 305M PAGE: 102	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 8: NE4, E2NW4, S2

LSE-01168	WS-IN	KENNETH W. FORSBERG, A/K/A KENNETH FORSBERG, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/20/2011	DOCUMENT NO.: 255753 BOOK: 305M PAGE: 543	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 12: W2, SE4
SECTION 13: NE4
SECTION 24: SW4

LSE-01169	WS-IN	BRENDA L. BENSON, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/20/2011	DOCUMENT NO.: 255569 BOOK: 305M PAGE: 107	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 12: W2, SE4
SECTION 13: NE4
SECTION 24: SW4

LSE-01170	WS-IN	DENNIS L. FORSBERG, A SINGLE MAN	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/20/2011	DOCUMENT NO.: 255502 BOOK: 304M PAGE: 663	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 12: W2, SE4
SECTION 13: NE4
SECTION 24: SW4

LSE-01171	WS-IN	GARRY P. FORSBERG, A SINGLE MAN	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/20/2011	DOCUMENT NO.: 255568 BOOK: 305M PAGE: 104	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 12: W2, SE4
SECTION 13: NE4
SECTION 24: SW4

LSE-01172	WS-IN	BARBARA J. HUBER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/20/2011	DOCUMENT NO.: 255500 BOOK: 304M PAGE: 657	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4 (40.18), SW4NW4, W2SW4
SECTION 2: LOT 1 (40.20), S2NE4
SECTION 12: W2, SE4
SECTION 13: NE4
SECTION 24: SW4

LSE-01173	WS-03	MYRNA L. PETSCHKE, A SINGLE WOMAN AND AS AN HEIR OF EUNICE E. KREBSBACH, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/24/2011	DOCUMENT NO.: 255360 BOOK: 305M PAGE: 317	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4(40.18), SW4NW4, W2SW4 SECTION 2: LOT 1(40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-01174	WS-03	ROBERT G. MUNDS, A WIDOWER AND AS SOLE HEIR OF BONNIE MUNDS, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	12/30/2010	DOCUMENT NO.: 255962 BOOK: 306M PAGE: 335	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 8: NE4, E2NW4, S2
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 1: LOT 4(40.18), SW4NW4, W2SW4
SECTION 2: LOT 1(40.20), S2NE4
SECTION 12: W2, SE4
SECTION 13: NE4
SECTION 24: SW4

LSE-01175	WS-IN	RED CROWN ROYALTIES, LLC L33T-925205-26	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/1/2011	DOCUMENT NO.: 260050 BOOK: 319M PAGE: 589	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 26: NW4

LSE-01176	WS-IN	RED CROWN ROYALTIES, LLC L33T-925214-26	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/1/2011	DOCUMENT NO.: 260051 BOOK: 319M PAGE: 592	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 26: SE4

LSE-01177	WS-03	RED CROWN ROYALTIES, LLC L33T-925221-29	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/1/2011	DOCUMENT NO.: 260052 BOOK: 319M PAGE: 595	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 3, 4

LSE-01178	WS-IN	RED CROWN ROYALTIES, LLC L33T-925221-30	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/1/2011	DOCUMENT NO.: 260053 BOOK: 319M PAGE: 598	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOT 5

LSE-01179	WS-IN	RED CROWN ROYALTIES, LLC L33T-925221-31	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/1/2011	DOCUMENT NO.: 260054 BOOK: 319M PAGE: 601	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 31: LOTS 1, 2, 3, 4, NE4NW4, E2SE4, NW4NE4, SE4NW4, S2NE4

LSE-01180	WS-IN	RED CROWN ROYALTIES, LLC L33A-920571-35	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/1/2011	DOCUMENT NO.: 260056 BOOK: 319M PAGE: 607	TOWNSHIP 164 NORTH - RANGE 103 WEST SECTION 35: S2SW4

LSE-01181	WS-IN	RED CROWN ROYALTIES, LLC L33T-925221-32	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/1/2011	DOCUMENT NO.: 260055 BOOK: 319M PAGE: 604	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 32: E2NW4

LSE-01182	WS-02;	KATHRYN L. GOURNEAU, A SINGLE WOMAN	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/11/2011	DOCUMENT NO.: 259901 BOOK: 319M PAGE: 332	TOWNSHIP 161 NORTH - RANGE 102 WEST SECTION 9: SW4 SECTION 17: E2 TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 30: SE4 SECTION 31: S2NE4, SE4

LSE-01183	WS-02;	MARGARET EDMONSON, TRUSTEE OF THE DAVID BUBLITZ TRUST UTD DATED SEPTEMBER 25, 2003	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/11/2011	DOCUMENT NO.: 259897 BOOK: 319M PAGE: 314	TOWNSHIP 161 NORTH - RANGE 102 WEST SECTION 9: SW4 SECTION 17: E2 TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 30: SE4 SECTION 31: S2NE4, SE4

LSE-01184	WS-02;	HAROLD W. BUBLITZ AND CATHY L. BUBLITZ INDIVIDUALLY AND AS HUSBAND AND WIFE	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	8/11/2011	DOCUMENT NO.: 260178 BOOK: 320M PAGE: 166	TOWNSHIP 161 NORTH - RANGE 102 WEST SECTION 9: SW4 SECTION 17: E2 TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 30: SE4 SECTION 31: S2NE4, SE4

LSE-01185	WS-IN	LUELLA HANSEN, A SINGLE WOMAN AND AS AN HEIR OF AGNES M. HANSON, AKA AGNES MARGRET MARIE HANSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	2/2/2011	DOCUMENT NO.: 255750 BOOK: 305M PAGE: 537	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01186	WS-IN	LOIS NELSON, A WIDOWER AND AS AN HEIR OF ARTHUR F. NELSON, DECEASED, RUTH NELSON DECEASED, AND DAVID NELSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/17/2011	DOCUMENT NO.: 255341 BOOK: 304M PAGE: 243	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01187	WS-IN	KAREN NELSON HOYLE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY AND AS AN HEIR OF ARTHUR F. NELSON, DECEASED AND RUTH NELSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/17/2011	DOCUMENT NO.: 255136 BOOK: 303M PAGE: 465	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01188	WS-IN	FREDRIC P NELSON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY AND AS AN HEIR OF ARTHUR F. NELSON, DECEASED AND RUTH NELSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/17/2011	DOCUMENT NO.: 255342 BOOK: 304M PAGE: 245	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01189	WS-IN	IVAN ECKHOLM, A WIDOWER AND AS SOLE HEIR OF SHIRLEY NELSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/17/2011	DOCUMENT NO.: 255754 BOOK: 305M PAGE: 546	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01191	WS-IN	EVELYN HANSEN, A SINGLE WOMAN AND AS AN HEIR OF AGNES M. HANSON, AKA AGNES MARGRET MARIE HANSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	2/2/2011	DOCUMENT NO.: 255751 BOOK: 305M PAGE: 539	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01192	WS-IN	EUGENE HANSEN, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY AND AS AN HEIR OF AGNES M. HANSON, AKA AGNES MARGRET MARIE HANSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	2/2/2011	DOCUMENT NO.: 255503 BOOK: 304M PAGE: 666	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01193	WS-IN	DEBORAH R BIORN, A WIDOW AND AS AN HEIR OF ARTHUR F. NELSON, DECEASED, RUTH NELSON DECEASED, AND DAVID NELSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/17/2011	DOCUMENT NO.: 255135 BOOK: 303M PAGE: 463	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01194	WS-IN	ARLENE NELSON, A WIDOW AND AS SOLE HEIR OF ROBERT NELSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/17/2011	DOCUMENT NO.: 255752 BOOK: 305M PAGE: 541	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01195	WS-IN	ARDELLE J HANSEN, A SINGLE WOMAN AND AS AN HEIR OF AGNES M. HANSON, AKA AGNES MARGRET MARIE HANSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	2/2/2011	DOCUMENT NO.: 255504 BOOK: 304M PAGE: 668	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01196	WS-IN	ANN M. PAULSEN, AS TRUSTEE OF THE NELSON LOVING TRUST DATED 11/1/90	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/20/2011	DOCUMENT NO.: 255343 BOOK: 304M PAGE: 247	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01197	WS-IN	ALICE LUNDQUIST, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY AND AS AN HEIR OF AGNES M. HANSON, AKA AGNES MARGRET MARIE HANSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	2/2/2011	DOCUMENT NO.: 255505 BOOK: 304M PAGE: 670	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01198	WS-IN	ALAN HOLM NELSON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY AND AS AN HEIR OF ARTHUR F. NELSON, DECEASED AND RUTH NELSON, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/17/2011	DOCUMENT NO.: 258904 BOOK: 316M PAGE: 194	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 23: E2

LSE-01199	WS-02	JAMES W. STROMVIG AND KATHRYN E. STROMVIG, HUSBAND AND WIFE	KENNETH A. SCHLENKER	DIVIDE	NORTH DAKOTA	9/30/2010	DOCUMENT NO.: 255278 BOOK: 304M PAGE: 86	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 31: LOTS 1, 2, E2NW4

LSE-01200	WS-02	ANGIE LEIGH STROMVIG, A SINGLE WOMAN	KENNETH A. SCHLENKER	DIVIDE	NORTH DAKOTA	9/30/2010	DOCUMENT NO.: 255280 BOOK: 304M PAGE: 94	TOWNSHIP 162 NORTH - RANGE 102 WEST SECTION 31: LOTS 1, 2, E2NW4

LSE-01201	WS-IN	RICHARD GRINDELAND, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/3/2011	DOCUMENT NO.: 254728 BOOK: 302M PAGE: 18	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 27: SW4, LESS TRACT OF LAND DEEDED TO THE USA, EXCEPT 2.13 ACRES USED FOR HIGHWAY, AND 2.79 ACRES DEEDED TO THE MINNEAPOLIS, ST. PAUL STE. MARIE RAILWAY COMPANY IN DOCUMENT RECORDED IN BOOK 5 PAGES 335 AND 336.
SECTION 28: NE4, SW4, E2SE4, LESS 2.4 ACRES IN THE E2 USED FOR HIGHWAY
SECTION 34: SE4, LESS 2.25 ACRES DEEDED TO THE CHURCH OF ST. BERNARD IN DOCUMENT RECORDED IN BOOK 26 PAGE 156, AND LESS 3.37 ACRES DEEDED TO THE VILLAGE OF FORTUNA IN DOCUMENT RECORDED IN BOOK 23, PAGE 32.

LSE-01202	WS-IN	LAUREN GRINDELAND, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/3/2011	DOCUMENT NO.: 254751 BOOK: 302M PAGE: 49	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 27: SW4, LESS TRACT OF LAND DEEDED TO THE USA, EXCEPT 2.13 ACRES USED FOR HIGHWAY, AND 2.79 ACRES DEEDED TO THE MINNEAPOLIS, ST. PAUL STE. MARIE RAILWAY COMPANY IN DOCUMENT RECORDED IN BOOK 5 PAGES 335 AND 336.
SECTION 28: NE4, SW4, E2SE4, LESS 2.4 ACRES IN THE E2 USED FOR HIGHWAY
SECTION 34: SE4, LESS 2.25 ACRES DEEDED TO THE CHURCH OF ST. BERNARD IN DOCUMENT RECORDED IN BOOK 26 PAGE 156, AND LESS 3.37 ACRES DEEDED TO THE VILLAGE OF FORTUNA IN DOCUMENT RECORDED IN BOOK 23, PAGE 32.

LSE-01203	WS-IN	BONNIE JO A FRIESS, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/3/2011	DOCUMENT NO.: 254729 BOOK: 302M PAGE: 21	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 27: SW4, LESS TRACT OF LAND DEEDED TO THE USA, EXCEPT 2.13 ACRES USED FOR HIGHWAY, AND 2.79 ACRES DEEDED TO THE MINNEAPOLIS, ST. PAUL STE. MARIE RAILWAY COMPANY IN DOCUMENT RECORDED IN BOOK 5 PAGES 335 AND 336.
SECTION 28: NE4, SW4, E2SE4, LESS 2.4 ACRES IN THE E2 USED FOR HIGHWAY
SECTION 34: SE4, LESS 2.25 ACRES DEEDED TO THE CHURCH OF ST. BERNARD IN DOCUMENT RECORDED IN BOOK 26 PAGE 156, AND LESS 3.37 ACRES DEEDED TO THE VILLAGE OF FORTUNA IN DOCUMENT RECORDED IN BOOK 23, PAGE 32.

LSE-01204	WS-IN	BETTY LU RALPH, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	1/3/2011	DOCUMENT NO.: 254719 BOOK: 302M PAGE: 1	TOWNSHIP 163 NORTH - RANGE 101 WEST
SECTION 27: SW4, LESS TRACT OF LAND DEEDED TO THE USA, EXCEPT 2.13 ACRES USED FOR HIGHWAY, AND 2.79 ACRES DEEDED TO THE MINNEAPOLIS, ST. PAUL STE. MARIE RAILWAY COMPANY IN DOCUMENT RECORDED IN BOOK 5 PAGES 335 AND 336.
SECTION 28: NE4, SW4, E2SE4, LESS 2.4 ACRES IN THE E2 USED FOR HIGHWAY
SECTION 34: SE4, LESS 2.25 ACRES DEEDED TO THE CHURCH OF ST. BERNARD IN DOCUMENT RECORDED IN BOOK 26 PAGE 156, AND LESS 3.37 ACRES DEEDED TO THE VILLAGE OF FORTUNA IN DOCUMENT RECORDED IN BOOK 23, PAGE 32.

LSE-01205	WS-IN	JANICE K. BECHTOLD, FKA JANICE K. NELSON, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	12/10/2010	DOCUMENT NO.: 254723 BOOK: 302M PAGE: 13	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 14: W2NE4

LSE-01206	WS-IN	ELAINE E. ULGENES, FKA ELAINE E. NELSON, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	12/10/2010	DOCUMENT NO.: 254722 BOOK: 302M PAGE: 10	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 14: W2NE4

LSE-01207	WS-IN	DENNIS G. NELSON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	12/10/2010	DOCUMENT NO.: 254720 BOOK: 302M PAGE: 4	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 14: W2NE4

LSE-01208	WS-IN	CAROL J. NELSON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	12/10/2010	DOCUMENT NO.: 254721 BOOK: 302M PAGE: 7	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 14: W2NE4

LSE-01209	WS-IN	DENNIS G. NELSON, AKA DENNIS NELSON AND CAROL J. NELSON, FKA CAROL NELSON HENRY, AS SUCCESSOR TRUSTEES OF THE J. EVA NELSON TRUST CREATED 2/8/90	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	7/27/2010	DOCUMENT NO.: 258654 BOOK: 315M PAGE: 289	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 14: W2NE4 SECTION 23: E2, SW4 SECTION 25: SW4

LSE-01212	WS-IN	BARBARA BOYE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	11/18/2010	DOCUMENT NO.: 254887 BOOK: 302M PAGE: 492	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 15: SW4

LSE-01213	WS-IN	YVONNE J. ROBLE, AS TRUSTEE OF THE ROBLE TRUST DATED MAY 22, 2001	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	11/4/2010	DOCUMENT NO.: 254442 BOOK: 301M PAGE: 76	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 25: E2

LSE-01214	WS-IN	DIANE E. SAVAGE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	11/12/2010	DOCUMENT NO.: 254440 BOOK: 301M PAGE: 70	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 25: E2

LSE-01215	WS-IN	CLAUDIA L. MADDEN, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	11/12/2010	DOCUMENT NO.: 254446 BOOK: 301M PAGE: 89	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 25: E2

LSE-01216	WS-IN	CAMMIE S. CAMPBELL, FKA CAMMIE S. JENSEN, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	11/12/2010	DOCUMENT NO.: 254444 BOOK: 301M PAGE: 83	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 25: E2

LSE-01217	WS-IN	NEAL G. JENSEN AND PAM JENSEN, HUSBAND AND WIFE	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	11/12/2010	DOCUMENT NO.: 254445 BOOK: 301M PAGE: 86	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 25: E2 SECTION 36: NE4

LSE-01218	WS-IN	CRAIG JENSEN, AKA CRAIG C. JENSEN AND KAYMARIE JENSEN, HUSBAND AND WIFE	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	11/12/2010	DOCUMENT NO.: 254443 BOOK: 301M PAGE: 80	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 25: E2 SECTION 36: NE4

LSE-01219	WS-IN	LINDA CONN, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY AND AS AN HEIR OF MINNIE E. BRANDVOLD, FKA MINNIE E. HERMAN, DECEASED AND LESLIE F. HERMAN, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	3/31/2011	DOCUMENT NO.: 257070 BOOK: 310M PAGE: 110	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 13: S2

LSE-01252	WS-03	JUANITA OLSEN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	6/28/2012	DOCUMENT NO.: 265630 BOOK: 336 PAGE: 578	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-01254	WS-03	STEPHEN MEYER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/26/2012	DOCUMENT NO.: 265637 BOOK: 336M PAGE: 592	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-01255	WS-03	DONALD MEYER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	7/26/2012	DOCUMENT NO.: 265636 BOOK: 336M PAGE: 590	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: NW4

LSE-01257	WS-IN	DALE LESLIE HERMAN, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY AND AS AN HEIR OF MINNIE E. BRANDVOLD, FKA MINNIE E. HERMAN, DECEASED AND LESLIE F. HERMAN, DECEASED	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	3/31/2011	DOCUMENT NO.: 257126 BOOK: 310M PAGE: 240	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 13: S2

LSE-01278	WS-IN	EARL D. MING AND KAREN J. MING, AS TRUSTEES OF THE MING FAMILY REVOCABLE LIVING TRUST	KENNETH A. SCHLENKER	DIVIDE	NORTH DAKOTA	1/6/2011	DOCUMENT NO.: 257296 BOOK: 311M PAGE: 90	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 15: NE4

LSE-01279	WS-IN	KAREN E. CROCKER AND WILLIAM B. CROCKER, WIFE AND HUSBAND	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	11/3/2010	DOCUMENT NO.: 253637 BOOK: 298M PAGE: 367	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4(40.18), SW4NW4, W2SW4 SECTION 2: LOT 1(40.20), S2NE4 SECTION 12: W2, SE4 SECTION 13: NE4 SECTION 24: SW4

LSE-01280	WS-IN	MARVEL R. FREUND, A SINGLE MAN	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	2/10/2011	DOCUMENT NO.: 256591 BOOK: 308M PAGE: 173	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 14: S2SW4 SECTION 23: NW4 SECTION 27: NE4

LSE-01281	WS-IN	RUTH M. JENSEN, A WIDOW	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	11/12/2010	DOCUMENT NO.: 254441 BOOK: 301M PAGE: 73	TOWNSHIP 162 NORTH - RANGE 103 WEST SECTION 36: NE4

LSE-01285	WS-02;	FORTIN ENTERPRISES, INC.	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	5/4/2012	DOCUMENT NO.: 264404 BOOK: 332M PAGE: 622	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 23: NE4, S2 SECTION 25: NW4

LSE-01313	WS-IN	RAYMOND EKNESS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266790 BOOK: 340M PAGE: 270 LEASE ADMENDMENT DOCUMENT NO.: 268364 BOOK: 345M PAGE: 330	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 3 (37.21), 5 (37.12) SECTION 32: E2NW4, SW4NE4

LSE-01314	WS-IN	RUSTIN EKNESS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266792 BOOK: 340M PAGE: 274 LEASE ADMENEDMENT DOCUMENT NO.: 268365 BOOK: 345M PAGE: 332	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 3 (37.21), 5 (37.12) SECTION 32: E2NW4, SW4NE4

LSE-01315	WS-IN	RHONDA LINDER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266791 BOOK: 340M PAGE: 272	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 29: LOTS 3 (37.21), 5 (37.12) SECTION 32: E2NW4, SW4NE4

LSE-01317	WS-02;	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-00879	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	5/1/2012	DOCUMENT NO.: 264421 BOOK: 332M PAGE: 656	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 8: NW4

LSE-01318	WS-02;	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-00884	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	5/1/2012	DOCUMENT NO.: 264420 BOOK: 332M PAGE: 654	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 28: W2NE4

LSE-01319	WS-02;	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-00885	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	5/1/2012	DOCUMENT NO.: 264419 BOOK: 332M PAGE: 652	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 28: NW4

LSE-01320	WS-02;	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-00886	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	5/1/2012	DOCUMENT NO.: 264418 BOOK: 332M PAGE: 650	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 29: SW4

LSE-01332	WS-02;	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-00887	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	5/1/2012	DOCUMENT NO.: 264417 BOOK: 332M PAGE: 648	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 31: S2NE4

LSE-01334	WS-02;	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-00888	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	5/1/2012	DOCUMENT NO.: 264416 BOOK: 332M PAGE: 646	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 31: SE4

LSE-01336	WS-02;	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-00889	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	5/1/2012	DOCUMENT NO.: 264415 BOOK: 332M PAGE: 644	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 32: SW4

LSE-01337	WS-02;	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-00878	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	5/1/2012	DOCUMENT NO.: 264422 BOOK: 332M PAGE: 658	TOWNSHIP 162 NORTH - RANGE 101 WEST SECTION 6: S2NE4, LOTS 1, 2

LSE-01353	WS-02	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-01080	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266329 BOOK: 339M PAGE: 168	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 17: N2SW4

LSE-01357	WS-03	KATHY R. ANDERSEN AND DARYL C. ANDERSEN, HER HUSBAND	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	9/13/2012	DOCUMENT NO.: 267046 BOOK: 341 PAGE: 155	TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 19: LOTS 2, 3, 4, S2NE4, SE4NW4, E2SW4, SE4
SECTION 20: S2
SECTION 30: LOT 1, NE4, NE4NW4, N2SE4
TOWNSHIP 163 NORTH - RANGE 103 WEST
SECTION 13: E2SE4
SECTION 24: E2NE4
SECTION 25: NE4, N2NW4, SE4NW4

LSE-01359	WS-02	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-01081	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266323 BOOK: 339M PAGE: 156	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 19: S2NE4

LSE-01360	WS-02	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-01082	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266324 BOOK: 339M PAGE: 158	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 19: SE4

LSE-01361	WS-02	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-01083	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266325 BOOK: 339M PAGE: 160	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 19: SE4SW4, LOT 4

LSE-01410	WS-IN	STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY ANS SCHOOL LANDS OG-12-01096	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266326 BOOK: 339M PAGE: 162	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOT 4

LSE-01416	WS-03	DOROTHY SEIBOLD, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	1/9/2013	DOCUMENT NO: 269186 BOOK: 347 PAGE: 645	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 6: LOTS 3, 4, 5, 6, 7, E2SW4, SE4NW4 SECTION 7: NE4 TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 1: LOTS 1, 2, S2NE4

LSE-01418	WS-03	LEASE NO. OG-12-01098 THE STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266331 BOOK: 339M PAGE: 172	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 24: SW4

LSE-01419	WS-03	LEASE NO. OG-12-01097 THE STATE OF NORTH DAKOTA ACTING BY AND THROUGH THE BOARD OF UNIVERSITY AND SCHOOL LANDS AND ITS AGENT, THE COMMISSIONER OF UNIVERSITY AND SCHOOL LANDS	AMERICAN EAGLE ENERGY CORPORATION	DIVIDE	NORTH DAKOTA	8/7/2012	DOCUMENT NO.: 266327 BOOK: 339M PAGE: 164	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 2: S2NE4, LOT 1

LSE-01420	WS-02; WS-03;	MINNIE E. BRANDVOLD, FKA MINNIE E. HERMAN, A WIDOW	WASAABEE ENERGY INC.	DIVIDE	NORTH DAKOTA	4/20/2010	DOCUMENT NO.: 253548 BOOK: 298M PAGE: 186	TOWNSHIP 162 NORTH - RANGE 102 WEST
SECTION 6: LOT 4 (36.26)
SECTION 7: NE4
TOWNSHIP 162 NORTH - RANGE 103 WEST
SECTION 1: LOTS 1 (39.94), 2 (39.82), SW4NE4, SE4
TOWNSHIP 163 NORTH - RANGE 102 WEST
SECTION 33: S2NE4, SW4
SECTION 34: S2NW4

LSE-01421	WS-03	LAURIE HAWKINSON, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	SAMSON RESOURCES COMPANY	DIVIDE	NORTH DAKOTA	4/14/2011	DOCUMENT NO.: 260168 BOOK: 320M PAGE: 123	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 33: SE4 SECTION 34: SW4

LSE-01422	WS-03	JOE MCMAHON JR., A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/7/2013	DOCUMENT NO: BOOK: PAGE:	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOTS 1, 2 SECTION 31: NE4NE4 SECTION 32: NW4NW4

LSE-01423	WS-03	STEVE A. TOFTE, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/7/2013	DOCUMENT NO: BOOK: PAGE:	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOTS 1, 2 SECTION 31: NE4NE4 SECTION 32: NW4NW4

LSE-01424	WS-03	RICHARD E. AND RENETTA WESTGARD, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	12/2/2012	DOCUMENT NO: 269735 BOOK: 349 PAGE: 681	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 2: SW4SW4

LSE-01425	WS-03	CLEMENT C. WEBER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/1/2013	DOCUMENT NO: 269454 BOOK: 348 PAGE: 483	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 21: SE4

LSE-01427	WS-03	JILL RIVERS CARTER AND DARRYL O. CARTER, CO-TRUSTEES OF THE CARTER FAMILY TRUST	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/6/2013	DOCUMENT NO: 269576 BOOK: 349 PAGE: 354	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 30: NE4

LSE-01428	WS-03	LINDA J. CONN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/21/2013	DOCUMENT NO: 269730 BOOK: 349 PAGE: 670	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 22: SE4

LSE-01429	WS-03	DALE L. HERMAN AND DELORES L. HERMAN, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/21/2013	DOCUMENT NO: 269731 BOOK: 349 PAGE: 672	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 22: SE4

LSE-01430	WS-03	PALMER D. NORBY AND DORIS ANN NORBY, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/8/2013	DOCUMENT: 269729 BOOK: 349 PAGE: 668	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 30: LOTS 1, 2, E2NW4

LSE-01431	WS-03	KERRY J. STERN, TRUSTEE OF THE NORTH STAR ENERGY TRUST DATED JUNE 1, 2008	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/7/2013	DOCUMENT NO: BOOK: PAGE:	TOWNSHIP 164 NORTH - RANGE 102 WEST SECTION 30: LOTS 1, 2 SECTION 31: NE4NE4 SECTION 32: NW4NW4

LSE-01432	WS-03	STEVEN C. PONTIUS, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/15/2013	DOCUMENT NO: 269920 BOOK: 350 PAGE: 392	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 31: NE4

LSE-01433	WS-03	BARTHOLOMEW J. PONTIUS, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/15/2013	DOCUMENT NO: 269919 BOOK: 350 PAGE: 390	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 31: NE4

LSE-01434	WS-03	MARY M. BENDICKSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/15/2013	DOCUMENT NO: 350 BOOK: 667 PAGE: 270025	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 31: NE4

LSE-01435	WS-03	ADRIENNE STORK MORRISON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/15/2013	DOCUMENT NO: 270026 BOOK: 350 PAGE: 669	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 31: NE4

LSE-01436	WS-03	THOMAS TRUXTUN MORRISON, JR., A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/15/2013	DOCUMENT NO: 270027 BOOK: 350 PAGE: 671	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 31: NE4

LSE-01437	WS-03	PALMER D. NORBY AND DORIS ANN NORBY, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/26/2013	DOCUMENT NO: 269734 BOOK: 349 PAGE: 679	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 23: SE4

LSE-01438	WS-03	ALAN TESSMER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/26/2013	DOCUMENT NO: 269921 BOOK: 350 PAGE: 395	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 30: NE4

LSE-01439	WS-03	THOMAS J. TESSMER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/26/2013	DOCUMENT NO: 269922 BOOK: 350 PAGE: 397	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 30: NE4

LSE-01440	WS-03	DAVID BLOMQUIST, A/K/A DAVID BLOMQUIST, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/11/2013	DOCUMENT NO: 270021 BOOK: 350 PAGE: 659	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 13: W2SE4 SECTION 24: W2NE4

LSE-01441	WS-03	DANIEL R. WACHTLER AND KATHLEEN H. WATCHLER, CO-TRUSTEES OF THE DANIEL R. WACHTLER REVOCABLE TRUST UNDER TRUST AGREEMENT DATED NOVEMBER 21, 2005	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/11/2013	DOCUMENT NO: 270024 BOOK: 350 PAGE: 665	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 13: W2SE4 SECTION 24: W2NE4

LSE-01442	WS-03	IRMA H. WACHTLER, TRUSTEE OF THE RAYMOND J. AND IRMA H. WACHTLER TRUST U/D 06/27/90	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/11/2013	DOCUMENT NO: 270020 BOOK: 350 PAGE: 657	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 13: W2SE4 SECTION 24: W2NE4

LSE-01443	WS-03	MARY YOUSSEFI, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/11/2013	DOCUMENT NO: 270023 BOOK: 350 PAGE: 663	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 13: W2SE4 SECTION 24: W2NE4

LSE-01444	WS-03	DIANE WACHTLER KOOB, A/K/A DIANE W. KOOB, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/11/2013	DOCUMENT NO: 270022 BOOK: 350 PAGE: 661	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 13: W2SE4 SECTION 24: W2NE4

LSE-01445	WS-03	SHARON M. RUPPERT, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/13/2013	DOCUMENT NO: 270030 BOOK: 350 PAGE: 677	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: NW4 SECTION 15: N2, SE4 SECTION 22: SW4

LSE-01446	WS-03	KIETH D. SEM, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/13/2013	DOCUMENT NO: 270029 BOOK: 350 PAGE: 675	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: NW4 SECTION 15: N2, SE4 SECTION 22: SW4

LSE-01447	WS-03	LESLIE D. SEM, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/13/2013	DOCUMENT NO: 270019 BOOK: 350 PAGE: 655	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: NW4 SECTION 15: N2, SE4 SECTION 22: SW4

LSE-01448	WS-03	SHIRLEY A. HOLT, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/13/2013	DOCUMENT NO: 270028 BOOK: 350 PAGE: 673	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: NW4 SECTION 15: N2, SE4 SECTION 22: SW4

LSE-01449	WS-03	HOWARD TESSMER, A/K/A HOWARD ARTHUR TESSMER, A MARRIED MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/26/2013	DOCUMENT NO: 269918 BOOK: 350M PAGE:388	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 30: NE4

LSE-01450	WS-03	DOUG DRAWBOND, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/13/2013	DOCUMENT NO: 270511 BOOK: 352M PAGE: 75	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: NW4 SECTION 15: N2, SE4 SECTION 22: SW4

LSE-01451	WS-03	JEFF DRAWBOND, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/13/2013	DOCUMENT NO: 270516 BOOK: 352M PAGE: 85	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: NW4 SECTION 15: N2, SE4 SECTION 22: SW4

LSE-01452	WS-03	DONNA YUTZY, A MARRIED WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/13/2013	DOCUMENT NO: 270512 BOOK: 352M PAGE: 77	TOWNSHIP 163 NORTH - RANGE 102 WEST SECTION 14: NW4 SECTION 15: N2, SE4 SECTION 22: SW4

LSE-01453	WS-03	CAROLINE JUNE FORSGREN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/27/2013	DOCUMENT NO: 270514 BOOK: 352M PAGE: 81	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 30: SE4

LSE-01454	WS-03	FRANK FORSGREN, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/8/2013	DOCUMENT NO: 270658 BOOK: 352M PAGE: 435	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 30: SE4

LSE-01455	WS-03	BONITA WILKINSON, A WIDOW	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	2/13/2013	DOCUMENT NO: 269732 BOOK: 349M PAGE: 674	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 29: NW4SW4, N2SW4SW4, SE4SW4SW4 SECTION 30: SE4

LSE-01456	WS-03	JEFF HARLAN, A/K/A JEFFERY D. HARLAN, A SINGLE MAN	DIAMOND RESOURCES CO.	DIVIDE	NORTH DAKOTA	3/26/2013	DOCUMENT NO: 270530 BOOK: 352M PAGE: 113	TOWNSHIP 163 NORTH - RANGE 103 WEST SECTION 14: N2, N2S2

LSE-01459	WS-02	DONALD REISTAD, TRUSTEE OF THE REISTAD FAMILY MINERAL TRUST DATED MAY 7, 2012	DIAMOND RESOURCES CO	DIVIDE	NORTH DAKOTA	9/27/2012	DOCUMENT: 267049 B: 341M P: 167	TOWNSHIP 162 NORTH - RANGE 102 WEST SEC 3: LOTS 1 (40.25), 2 (40.27), S2NE4 , NE4SW4, N2SE4

LSE-01460	WS-02	BEVERLY ANN JOHNSTON, A WIDOW AND AS AN HEIR OF MARY PETERSEN, DECEASED AND CARL J. PETERSEN, DECEASED	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	4/12/2011	DOCUMENT: 259672 B: 318M P: 464	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 162 NORTH - RANGE 101 WEST SEC 19: LOTS 3 (38.25), 4 (38.35), E2SW4

LSE-01461	WS-02	CAROLE A. JOHNSON, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY AND AS HEIR OF MARY PETERSEN, AKA MARY E. PETERSEN AND CARL J. PETERSEN, DECEASED	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	4/12/2011	DOCUMENT: 259673 B: 318M P: 467	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 162 NORTH - RANGE 101 WEST SEC 19: LOTS 3 (38.25), 4 (38.35), E2SW4

LSE-01462	WS-02	JAY BOYD BEST, JR., A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	4/12/2011	DOCUMENT: 258848 B: 316M P: 78	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 162 NORTH - RANGE 101 WEST SEC 19: LOTS 3 (38.25), 4 (38.35), E2SW4

LSE-01463	WS-02	PAUL S. HELGESON, A MARRIED MAN ACTING IN HIS OWN PROPERTY	KELLY OIL & GAS, LLC	DIVIDE	NORTH DAKOTA	11/10/2010	DOCUMENT: 253982 B: 299M P: 428	TOWNSHIP 162 NORTH - RANGE 102 WEST SEC 18: SE4

LSE-01464	WS-02	LORI A. TOWNE, AKA LORI A. THOMTE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	4/18/2011	DOCUMENT: 257824 B: 312M P: 606	TOWNSHIP 162 NORTH - RANGE 102 WEST SEC 18: NE4SE4 , E2E2NW4SE4 , S2SE4

LSE-01465	WS-02	LORI A. TOWNE, AKA LORI A. THOMTE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	5/24/2011	DOCUMENT: 258374 B: 314M P: 470	TOWNSHIP 162 NORTH - RANGE 102 WEST SEC 18: W3/4NW4SE4

LSE-01466	WS-02	ARTHUR L. CHENEY AND SHEILA J. CHENEY, HUSBAND AND WIFE	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	4/5/2011	DOCUMENT: 257128 B: 310M P: 242	TOWNSHIP 162 NORTH - RANGE 102 WEST SEC 24: N2SW4 , SW4SW4

LSE-01467	WS-03	ELIZABETH JEAN BRAATELIEN, SOLE MANAGING PARTNER OF THE BRAATLIEN FAMILY TRUST, L.L.C., AN IOWA LIMITED LIABILITY COMPANY	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	4/6/2011	DOCUMENT: 257131 B: 310M P: 247 ADMENDMENT: DOCUMENT: 258238 B: 314M P: 126	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SEC 19: LOTS 1 (36.03), 2 (36.09), E2NW4

LSE-01468	WS-03	LINDA HODGE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	6/8/2011	DOCUMENT: 258779 B: 315M P: 652	TOWNSHIP 163 NORTH - RANGE 101 WEST SEC 19: LOTS 1 (36.03), 2 (36.09), E2NW4

LSE-01469	WS-03	UXBRIDGE OILS, INC.	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	8/17/2011	DOCUMENT: 259958 B: 319M P: 463	TOWNSHIP 163 NORTH - RANGE 101 WEST SEC 19: LOTS 1 (36.03), 2 (36.09), NE4 , E2NW4

LSE-01470	WS-03	VERNON C. MOYERS JR., A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	10/12/2011	DOCUMENT: 260639 B: 321M P: 422	TOWNSHIP 163 NORTH - RANGE 101 WEST SEC 19: LOTS 1 (36.03), 2 (36.09), E2NW4, NE4

LSE-01471	WS-03	VERNON CLAUDE MOYERS, AS SUCCESSOR TRUSTEE OF THE MOYERS FAMILY TRUST, U/A/D JANUARY 25, 1999	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	10/12/2011	DOCUMENT: 260640 B: 321M P: 424	TOWNSHIP 163 NORTH - RANGE 101 WEST SEC 19: LOTS 1 (36.03), 2 (36.09), E2NW4, NE4

LSE-01472	WS-03	DALE L. FORSBERG, A MARRIED MAN DEALING IN SOLE AND SEPARATE PROPERTY	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	8/17/2011	DOCUMENT: 260216 B: 320M P: 225	TOWNSHIP 163 NORTH - RANGE 103 WEST SEC 1: LOT 4 (40.18), SW4NW4 , W2SW4 SEC 2: LOT 1 (40.20), S2NE4 SEC 13: NE4 SEC 24: SW4

LSE-01473	WS-03	JOANN F. PINZ, A WIDOW	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	9/2/2011	DOCUMENT: 260738 B: 321M P: 644	TOWNSHIP 163 NORTH - RANGE 103 WEST SEC 1: LOT 4 (40.18), SW4NW4 , W2SW4 SEC 2: LOT 1 (40.20), S2NE4 SEC 12: W2, SE4 SEC 13: NE4 SEC 24: SW4

LSE-01474	WS-02	DALE L. FORSBERG, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	7/29/2011	DOCUMENT: 260217 B: 320M P: 228	TOWNSHIP 163 NORTH - RANGE 103 WEST SEC 12: W2 , SE4

LSE-01475	WS-03	BERNT WARD AND ARLINE WARD, CO-TRUSTEES OF THE BERNT & ARLINE WARD MINERAL TRUST	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	10/21/2011	DOCUMENT: 261172 B: 323M P: 148	TOWNSHIP 163 NORTH - RANGE 103 WEST SEC 22: E2

LSE-01476	WS-03	BERNARD BJORGEN, AKA BERNARD O. BJORGEN AND PEARL BJORGEN, AKA PEARL E. BJORGEN, HUSBAND AND WIFE	KELLY ENERGY, LLC	DIVIDE	NORTH DAKOTA	6/16/2011	DOCUMENT: 258782 B: 315M P: 658	TOWNSHIP 164 NORTH - RANGE 102 WEST SEC 30: LOT 6 (30.28), FORMERLY KNOWN AS LOT 4

Pending	WS-IN	DACOTAH BANK AS ATTORNEY IN FACT FOR JANE M. SMITH, PAMELA J. ALBRYCHT, AND JOHN B. VINCENT, TRUSTEES OF THE DALE M. VINCENT TRUST UAD 12/12/1993	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	5/24/2011	DOCUMENT: 258315 B: 314M P: 377	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SEC 21: S/2

End of Part II

Part III

American Eagle Energy Corporation - 77.5% and USG Properties Bakken I, LLC - 22.5%

LEASE	PROSPECT CODE	LESSOR	LESSEE	County	State	LEASE DATE	RECORDING INFORMATION	DESCRIPTION

LSE-01367	SP-01	RED CROWN ROYALTIES LLC L33T-924457-03	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	8/1/2011	DOCUMENT NO.: 259735 BOOK: 318M PAGE: 647	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: LOTS 1 (39.49), 2 (39.43), 3 (39.80), 4 (39.72), S2N2

LSE-01368	SP-01	KASMER & AAFEDT OIL INC	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	7/28/2011	DOCUMENT NO.: 259720 BOOK: 318M PAGE: 632	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 3: S2

LSE-01369	SP-01	VERONA POWERS, AKA VERONA G. POWERS, FKA VERONA G. BAKER, A SINGLE WOMAN	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	3/1/2010	DOCUMENT NO.: 248800 BOOK: 282M PAGE: 300	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-01370	SP-01	ROBERT C. HAAGENSON AND SANDRA K. HAAGENSON, TRUSTEES OF THE HAAGENSON FAMILY MINERAL TRUST, CREATED BY AGREEMENT DATED DECEMBER 24, 2002	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	2/25/2010	DOCUMENT NO.: 248493 BOOK: 281M PAGE: 264	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-01371	SP-01	MARJORIE A. LETSCH, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	3/5/2010	DOCUMENT NO.: 248936 BOOK: 282M PAGE: 636	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 1: LOTS 3 (39.80), 4 (39.72), S2NW4 TOWNSHIP 164 NORTH - RANGE 101 WEST SECTION 35: SE4

LSE-01372	SP-01	WILLIAM J. WITHERSPOON III, A SINGLE MAN	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	3/31/2011	DOCUMENT NO.: 257040 BOOK: 310M PAGE: 70	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: N2

LSE-01373	SP-01	KASMER & AAFEDT OIL INC.	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	7/28/2011	DOCUMENT NO.: 259719 BOOK: 318M PAGE: 629	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: N2

LSE-01374	SP-01	JOHN M. CASHMAN, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	3/31/2010	DOCUMENT NO.: 249358 BOOK: 284M PAGE: 194	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: S2

LSE-01375	SP-01	MARY C. AUSTIN, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPRTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	3/31/2010	DOCUMENT NO.: 249352 BOOK: 284M PAGE: 174	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: S2

LSE-01376	SP-01	KATHLEEN A. CYPHER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	3/31/2010	DOCUMENT NO.: 249351 BOOK: 284M PAGE: 170	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 10: S2

LSE-01377	SP-01	FRED SEYFERT AND CHERYL SEYFERT, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249867 BOOK: 286M PAGE: 162	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-01378	SP-01	DENNIS SEYFERT AND BEVERLY SEYFERT, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 250137 BOOK: 287M PAGE: 95	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-01379	SP-01	PAMELA HULME, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 250240 BOOK: 287M PAGE: 339	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-01380	SP-01	ELAINE LACASSE, EXECUTOR OF THE ESTATE OF GLADYS IRENE SEYFERT, AKA GLADYS SEYFERT, DECEASED	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 252310 BOOK: 294M PAGE: 340	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-01381	SP-01	SANDRA JEAN MEYER, TRUSTEE OF THE ARVIE TERNQUIST FAMILY MINERAL TRUST DATED THE 11th DAY OF JULY, 2007	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	9/2/2010	DOCUMENT NO.: 253093 BOOK: 296M PAGE: 692	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-01382	SP-01	EVELYN TERNQUIST, TRUSTEE OF THE CLAYTON TERNQUIST FAMILY MINERAL TRUST DATED THE 6TH OF DECEMEBER, 2007	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	9/2/2010	DOCUMENT NO.: 253093 BOOK: 296M PAGE: 692	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SE4

LSE-01383	SP-01	JOHN FREDERICK SEYFERT, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/26/2010	DOCUMENT NO.: 250139 BOOK: 287M PAGE: 102	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NE4

LSE-01384	SP-01	LETA MARLENE FISHER, A SINGLE WOMAN	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/26/2010	DOCUMENT NO.: 251273 BOOK: 290M PAGE: 659	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NE4

LSE-01385	SP-01	BARBARA PETERSON AND JAMES K. PETERSON	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	6/2/2010	DOCUMENT NO.: 251055 BOOK: 290M PAGE: 210	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NE4

LSE-01386	SP-01	DEWEY WRIGHT, A SINGLE MAN	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/26/2010	DOCUMENT NO.: 252311 BOOK: 264M PAGE: 344	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NE4

LSE-01387	SP-01	DELORES C. TUBBS, AKA DELORES CLARA SEYFERT TUBBS, A WIDOW	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	5/10/2010	DOCUMENT NO.: 250439 BOOK: 288M PAGE: 182	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NW4

LSE-01388	SP-01	FRED SEYFERT AND CHERYL SEYFERT, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/9/2010	DOCUMENT NO.: 249866 BOOK: 286M PAGE: 158	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: N2NW4, SW4NW4

LSE-01389	SP-01	MIDGE SEYFERT, AKA EMANUEL F. SEYFERT, AKA EMANUEL FREDERICK SEYFERT AND SANDRA SEYFERT, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	5/10/2010	DOCUMENT NO.: 250670 BOOK: 288M PAGE: 678	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NW4

LSE-01390	SP-01	DONALD A. SEYFERT, AKA DONALD ALFRED SEYFERT AND THELMA SEYFERT, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	5/10/2010	DOCUMENT NO.: 250436 BOOK: 288M PAGE: 173	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: NW4

LSE-01391	SP-01	DENNIS SEYFERT AND BEVERLY SEYFERT, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 250136 BOOK: 287M PAGE: 91	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: N2NW4, SW4NW4

LSE-01392	SP-01	PAMELA HULME, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 250241 BOOK: 287M PAGE: 343	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: N2NW4, SW4NW4

LSE-01393	SP-01	ELAINE LACASSE, EXECUTOR OF THE ESTATE OF GLADYS IRENE SEYFERT, AKA GLADYS SEYFERT, DECEASED	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/12/2010	DOCUMENT NO.: 252309 BOOK: 294M PAGE: 336	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: N2NW4, SW4NW4

LSE-01394	SP-01	ARCHIE R. KRESS, AKA ARCHIE KRESS AND ELAINE M. KRESS, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	2/7/2012	DOCUMENT NO.: 249348 BOOK: 284M PAGE: 159	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SW4 SECTION 12: SW4

LSE-01395	SP-01	RUSSELL E. KRESS AND DONNA M. KRES, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	3/26/2012	DOCUMENT NO.: 249350 BOOK: 284M PAGE: 166	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 11: SW4 SECTION 12: SW4

LSE-01396	SP-01	DONALD E. BUSCH, A SINGLE MAN	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/8/2010	DOCUMENT NO.: 250135 BOOK: 287M PAGE: 88	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: SW4

LSE-01397	SP-01	DEULAH E. MAHANY, A WIDOW	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/8/2010	DOCUMENT NO.: 249509 BOOK: 284M PAGE: 609	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: SW4

LSE-01398	SP-01	PATSY BROWN, A WIDOW	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	3/31/2010	DOCUMENT NO.: 249719 BOOK: 285M PAGE: 534	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: NW4NE4, S2NE4, SE4NW4

LSE-01399	SP-01	LINDA ST. AORO, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	8/4/2011	DOCUMENT NO.: 260093 BOOK: 319M PAGE: 684	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: SE4

LSE-01400	SP-01	MARTIN L. BROWN, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/1/2010	DOCUMENT NO.: 249532 BOOK: 284M PAGE: 642	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: NW4NE4, S2NE4, SE4NW4

LSE-01401	SP-01	KATHLEEN C. HOLT, AKA KATHLEEN C. LIETZKE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/1/2010	DOCUMENT NO.: 249869 BOOK: 286M PAGE: 171	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: NW4NE4, S2NE4, SE4NW4

LSE-01402	SP-01	BLANCHE B. LESTER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	8/4/2011	DOCUMENT NO.: 260646 BOOK: 321M PAGE: 441	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: SE4

LSE-01403	SP-01	RONALD BROCKAMP, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	8/4/2011	DOCUMENT NO.: 260856 BOOK: 322M PAGE: 172	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: SE4

LSE-01404	SP-01	HELEN B. RYDER AND CHARLES RYDER, WIFE AND HUSBAND	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	3/31/2010	DOCUMENT NO.: 249680 BOOK: 285M PAGE: 431	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: NW4NE4, S2NE4, SE4NW4

LSE-01405	SP-01	STEPHEN P. BROWN, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/1/2010	DOCUMENT NO.: 249675 BOOK: 285M PAGE: 412	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: NW4NE4, S2NE4, SE4NW4

LSE-01406	SP-01	BRIAN BROCKAMP, A SINGLE MAN	SM ENERGY COMPANY	DIVIDE	NORTH DAKOTA	8/4/2011	DOCUMENT NO.: 259710 BOOK: 318M PAGE: 610	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: SE4

LSE-01407	SP-01	ERIN A. SARDINAS, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	4/1/2010	DOCUMENT NO.: 249752 BOOK: 285M PAGE: 612	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 12: NW4NE4, S2NE4, SE4NW4

LSE-01409	SP-01	THOMAS D. CARPENTER AND LINDA E. CARPENTER, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	DIVIDE	NORTH DAKOTA	5/3/2010	DOCUMENT NO.: 250435 BOOK: 288M PAGE: 169	TOWNSHIP 163 NORTH - RANGE 101 WEST SECTION 23: S2NE4

End of Part III

End of Exhibit “A” to Stipulation of Interest and Cross-Conveyance

EXHIBIT “C”

REPLACEMENT OPERATING AGREEMENT

-   Operating Agreement on following pages, remainder of this page left blank intentionally   -

EXHIBIT D

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

THIS ASSIGNMENT, BILL OF SALE AND CONVEYANCE (this “Assignment”), dated effective as of June 1, 2013 at 12:01 a.m., local time in Divide County, North Dakota (the “Effective Time”), is from USG Properties Bakken I, LLC a Delaware limited liability company (“ASSIGNOR”), with an address at 601 Travis Street, Suite 1900, Houston, Texas 77002 to American Eagle Energy Corporation, a Nevada corporation (“ASSIGNEE”), with an address at 2549 W. Main Street, Suite 202, Littleton, Colorado 80120.

Pursuant to the terms of the Purchase, Sale and Option Agreement dated as of August __, 2013 (the “PSA”), between ASSIGNOR and ASSIGNEE, for and in consideration of the sum of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ASSIGNOR does hereby sell, convey, assign and transfer to ASSIGNEE, the undivided interests specified on Exhibit A Parts I and II (the “Transferred Interests”) in and to the following (the “Property”):

(a)          The oil, gas and mineral leases described in Exhibit A, insofar as they cover any or all of the lands described in Exhibit A, (the “Lands”), together with all rights, privileges and obligations appurtenant thereto, including rights in any unit in which said leases or Lands are included (collectively the “Leases”);

(b)          All oil, gas and condensate wells (whether producing, not producing or abandoned), and all water source, water injection and other injection and disposal wells and systems located on the Leases or the Lands, or used in connection therewith, including without limitation those described in Exhibit A (collectively the “Wells”), together with all equipment, facilities, and fixtures located on or used in developing or operating the Leases, the Lands, or the Wells, or producing, storing, treating or transporting oil, gas, water, or other products or byproducts, including pipelines, flow lines, gathering systems, tank batteries, improvements, fixtures, inventory, movables and immovables (collectively the “Lease Property and Equipment”);

(c)          To the extent assignable or transferable, all permits, licenses, easements, rights-of-way, servitudes, surface leases, surface use agreements, and similar rights and interests applicable to or used in operating the Leases, the Lands, the Wells, or the Lease Property and Equipment (collectively the “Permits and Easements”);

(d)          To the extent assignable or transferable, all contracts and contractual rights, obligations and interests (collectively the “Related Contracts”), INSOFAR ONLY as the Related Contracts cover or are attributable to the Leases, the Lands, the Wells, the Lease Property and Equipment or the Permits and Easements; and

(e)          To the extent assignable or transferable, all other tangibles, miscellaneous interests and other assets on or used in connection with the Leases, the Lands, the Wells, the Lease Property and Equipment, or the Permits and Easements (collectively the “Miscellaneous Personal Property”), including records, files, and other data that relate to the Leases, the Lands, the Wells, the Lease Property and Equipment, the Permits and Easements, or the Related Contracts, and lease, land and well files, production records, title opinions, contract, regulatory and environmental files, and geological and geophysical information (collectively the “Property Records”).

ASSIGNOR warrants title to the Transferred Interests in the Property and the Working Interests and Net Revenue Interests described in Exhibit A against burdens, claims, title defects and other matters arising by, through or under ASSIGNOR. ASSIGNOR quitclaims to ASSIGNEE the benefit of all previous warranties in ASSIGNOR’s chain of title, insofar as they may cover the Transferred Interests in the Property.

Except for the special warranty of title set forth above and for those representations and warranties made by ASSIGNOR in the PSA, ASSIGNOR CONVEYS THE TRANSFERRED INTERESTS IN THE PROPERTY TO ASSIGNEE WITHOUT ANY EXPRESS, STATUTORY OR IMPLIED WARRANTY OR REPRESENTATION OF ANY KIND, INCLUDING WARRANTIES RELATING TO (i) THE CONDITION OR MERCHANTABILITY OF THE TRANSFERRED INTERESTS IN THE PROPERTY, (ii) THE FITNESS OF THE TRANSFERRED INTERESTS IN THE PROPERTY FOR ANY PARTICULAR PURPOSE, OR (iii) CONFORMITY TO MODELS OR SAMPLES OF MATERIALS. ASSIGNEE HAS INSPECTED (OR HAS BEEN GIVEN THE OPPORTUNITY TO INSPECT), THE TRANSFERRED INTERESTS IN THE PROPERTY AND IS SATISFIED AS TO THE PHYSICAL, OPERATING, REGULATORY COMPLIANCE, SAFETY AND ENVIRONMENTAL CONDITION (BOTH SURFACE AND SUBSURFACE) OF THE TRANSFERRED INTERESTS IN THE PROPERTY AND EXPRESSLY AND KNOWINGLY ACCEPTS THE TRANSFERRED INTERESTS IN THE PROPERTY AS IS, WHERE IS, AND WITH ALL FAULTS AND DEFECTS AND IN ITS PRESENT CONDITION AND STATE OF REPAIR. Without limiting the generality of the foregoing, ASSIGNOR makes no representation or warranty as to (i) the amount, value, quality, quantity, volume or deliverability of any oil, gas or other minerals or reserves (if any) in, under or attributable to the Transferred Interests in the Property, (ii) the physical, operating, regulatory compliance, safety or environmental condition of the Transferred Interests in the Property, (iii) the geological or engineering condition of the Transferred Interests in the Property or any value thereof; (iv) the ability of the Transferred Interests in the Property to generate income or profits; or (v) the cost of owning or operating the Transferred Interests in the Property.

To the extent that the Transferred Interests in the Property cover state or federal leases, separate assignments on the appropriate state or federal forms required for filing in the applicable state or federal records are being delivered contemporaneously herewith. Such separate assignments are intended to cover the same interests that are being conveyed hereby.

The terms, conditions and indemnities contained in the PSA shall be deemed to be included in this Assignment, including, without limitation the agreements that Assignor agrees to defend and hold harmless Assignee from all Liabilities relating to the ownership and operation of the Transferred Interests in the Property before the Effective Time and Assignee agrees to defend and hold harmless Assignor from all Liabilities relating to the ownership and operation of the Transferred Interests in the Property after the Effective Time.

**********************************************************

This Assignment shall extend to and shall be binding upon the successors and assigns of ASSIGNOR and ASSIGNEE.

THIS ASSIGNMENT is executed by the parties as of the Effective Time.

ASSIGNOR:
USG Properties Bakken I, LLC

By:
__________________,
__________________

ASSIGNEE:

American Eagle Energy Corporation

By:
__________________,
__________________

STATE OF ________________	§
§ ss.
COUNTY OF ______________	§

This instrument was acknowledged before me on _____________, 2013, by _____________, as ____________ of ____________________, a ____________________, on behalf of said _____________ __________________. Witness my hand and official seal.

NOTARY PUBLIC

(SEAL)	My commission expires: _________________, 20___

STATE OF ________________	§
§ ss.
COUNTY OF ______________	§

This instrument was acknowledged before me on _____________, 2013, by _____________, as ____________ of ____________________, a ____________________, on behalf of said _____________ __________________. Witness my hand and official seal.

NOTARY PUBLIC

(SEAL)	My commission expires: _________________, 20___

Exhibit "E"

NEXTERA CARRY WELLS (AEE 50%/ USG 50%)

	WELL NAME	WELL #	1ST PROD DATE	YEAR 2 BEGINNING DATE	YEAR 3 BEGINNING DATE	JIB CAPEX	JIB LOE	Revenue WI YR 1	Revenue WI YR 2	Revenue WI YR 3	APO
1	ANTON 3-4	NDSP-01.05	10/10/2012	11/1/2013	11/1/2014	91.476413%	= Current Rev WI	68.607310%	80.041861%	91.476412%	45.738206%
2	CHRISTIANSON 15-12	NDSP-01.01	5/20/2012	6/1/2013	6/1/2014	80.121445%	= Current Rev WI	60.091084%	70.106265%	80.121445%	44.470477%
3	CHRISTIANSON BROS	NDSP-01.10	2/22/2013	3/1/2014	3/1/2015	85.516804%	= Current Rev WI	64.137603%	74.827204%	85.516804%	41.838030%
4	CODY 15-11	NDSP-01.02	6/20/2012	7/1/2013	7/1/2014	79.964015%	= Current Rev WI	59.973011%	69.968513%	79.964015%	43.751956%
5	COPLAN 1-3	NDSP-01.03	7/21/2012	8/1/2013	8/1/2014	42.501958%	= Current Rev WI	31.876468%	37.189213%	42.501958%	28.930635%
6	ELIZABETH 3-4	NDSP-01.06	10/13/2012	11/1/2013	11/1/2014	85.437673%	= Current Rev WI	64.078254%	74.757963%	85.437673%	41.838030%
7	MEGAN 14-12	NDSP-01.13	11/7/2012	12/1/2013	12/1/2014	80.186582%	= Current Rev WI	60.139937%	70.163259%	80.186582%	44.470477%
8	MUZZY 15-33	NDSP-01.09	2/22/2013	3/1/2014	3/1/2015	91.476413%	= Current Rev WI	68.607310%	80.041861%	91.476413%	45.738206%
9	SILAS 3-2	NDSP-01.08	11/24/2012	12/1/2013	12/1/2014	77.444479%	= Current Rev WI	58.083359%	67.763919%	77.444479%	38.571901%
10	STANLEY 8-1	NDSP-01.11	3/15/2013	4/1/2014	4/1/2015	81.200026%	= Current Rev WI	60.900020%	71.050023%	81.200026%	36.253571%

NEXTERA CARRY WELLS - Effective Date (AEE 62.5%/ USG 37.5%)

	WELL NAME	WELL #	1ST PROD DATE	YEAR 2 BEGINNING DATE	YEAR 3 BEGINNING DATE	JIB CAPEX	JIB LOE	Revenue WI YR 1	Revenue WI YR 2	Revenue WI YR 3	APO
1	ANTON 3-4	NDSP-01.05	10/10/2012	11/1/2013	11/1/2014	57.172758%	= Current Rev WI	42.87956813%	50.02616281%	57.17275750%	34.303655%
2	CHRISTIANSON 15-12	NDSP-01.01	5/20/2012	6/1/2013	6/1/2014	50.075903%	= Current Rev WI	37.55692741%	43.81641532%	50.07590322%	33.352858%
3	CHRISTIANSON BROS	NDSP-01.10	2/22/2013	3/1/2014	3/1/2015	53.448003%	= Current Rev WI	40.08600188%	46.76700219%	53.44800250%	31.378523%
4	CODY 15-11	NDSP-01.02	6/20/2012	7/1/2013	7/1/2014	49.977509%	= Current Rev WI	37.48313198%	43.73032065%	49.97750931%	32.813967%
5	COPLAN 1-3	NDSP-01.03	7/21/2012	8/1/2013	8/1/2014	26.563724%	= Current Rev WI	19.92279279%	23.24325825%	26.56372372%	21.697976%
6	ELIZABETH 3-4	NDSP-01.06	10/13/2012	11/1/2013	11/1/2014	53.398545%	= Current Rev WI	40.04890899%	46.72372716%	53.39854533%	31.378523%
7	MEGAN 14-12	NDSP-01.13	11/7/2012	12/1/2013	12/1/2014	50.116614%	= Current Rev WI	37.58746031%	43.85203703%	50.11661375%	33.352858%
8	MUZZY 15-33	NDSP-01.09	2/22/2013	3/1/2014	3/1/2015	57.172758%	= Current Rev WI	42.87956859%	50.02616336%	57.17275813%	34.303655%
9	SILAS 3-2	NDSP-01.08	11/24/2012	12/1/2013	12/1/2014	48.402799%	= Current Rev WI	36.30209934%	42.35244923%	48.40279913%	28.928926%
10	STANLEY 8-1	NDSP-01.11	3/15/2013	4/1/2014	4/1/2015	50.750016%	= Current Rev WI	38.06251219%	44.40626422%	50.75001625%	27.190178%

NEXTERA CARRY WELLS - Option, to Effective Date (AEE 75%/ USG 25%)

	WELL NAME	WELL #	1ST PROD DATE	YEAR 2 BEGINNING DATE	YEAR 3 BEGINNING DATE	JIB CAPEX	JIB LOE	Revenue WI YR 1	Revenue WI YR 2	Revenue WI YR 3	APO
1	ANTON 3-4	NDSP-01.05	10/10/2012	11/1/2013	11/1/2014	22.869103%	= Current Rev WI	34.30365490%	40.02093072%	45.73820653%	22.869103%
2	CHRISTIANSON 15-12	NDSP-01.01	5/20/2012	6/1/2013	6/1/2014	22.235239%	= Current Rev WI	33.35285775%	38.91166738%	44.47047700%	22.235239%
3	CHRISTIANSON BROS	NDSP-01.10	2/22/2013	3/1/2014	3/1/2015	20.919015%	= Current Rev WI	32.29889425%	37.68204329%	43.06519233%	20.919015%
4	CODY 15-11	NDSP-01.02	6/20/2012	7/1/2013	7/1/2014	21.875978%	= Current Rev WI	32.81396700%	38.28296150%	43.75195600%	21.875978%
5	COPLAN 1-3	NDSP-01.03	7/21/2012	8/1/2013	8/1/2014	14.465318%	= Current Rev WI	21.69797625%	25.31430563%	28.93063500%	14.465318%
6	ELIZABETH 3-4	NDSP-01.06	10/13/2012	11/1/2013	11/1/2014	20.919015%	= Current Rev WI	32.29720000%	37.68006667%	43.06293333%	20.919015%
7	MEGAN 14-12	NDSP-01.13	11/7/2012	12/1/2013	12/1/2014	22.235239%	= Current Rev WI	31.18054850%	36.37730658%	41.57406467%	22.235239%
8	MUZZY 15-33	NDSP-01.09	2/22/2013	3/1/2014	3/1/2015	22.869103%	= Current Rev WI	34.30365490%	40.02093072%	45.73820653%	22.869103%
9	SILAS 3-2	NDSP-01.08	11/24/2012	12/1/2013	12/1/2014	19.285951%	= Current Rev WI	29.94997600%	34.94163867%	39.93330133%	19.285951%
10	STANLEY 8-1	NDSP-01.11	3/15/2013	4/1/2014	4/1/2015	18.126786%	= Current Rev WI	40.60001300%	47.36668183%	54.13335067%	18.126786%

*Calculations above are estimates and subject to revision at a later date

SCHEDULE 2A

PURCHASE PRICE ALLOCATIONS

-	Allocated values shown below represent both the First and Second Property Purchase. First Property Purchase allocation value is equal to one half of the values stated below. Second Property Purchase allocation value is equal to one half of the values stated below.

I.	Carry Agreement dated April 16, 2012, but effective as of January 1, 2012, by and between American Eagle Energy Corporation and NextEra Energy Gas Producing, LLC and First Amendment to Carry Agreement dated July 15, 2012 by and between American Eagle Energy Corporation and NextEra Energy Gas Producing, LLC

a.	Prepayment Amount - $20,000,000.00

II.	Undeveloped acreage - $2,500,000.00

III.	Well Value Allocation - $71,500,000.00

Well	Location	Value
Axel 2-2N-163-101	26 & 35 - 164N-101W	$6,000,000
Silas 3-2N-163-101	26 & 35 - 164N-101W	$5,300,000
Frances 2-2-163-101	2 & 11 - 163N-101W	$5,250,000
Christianson 15-12-163-101	1 & 12 - 163N-101W	$4,470,000
Violet 3-3-163-101	3 & 10 - 163N-101W	$4,370,000
Terri Lynn 3-3N-163-101	27 & 34 - 164N-101W	$3,800,000
Mona Johnson 1-3N-163-101	27 & 34 - 164N-101W	$3,700,000
Haagenson 3-2S-163-101	2 & 11 - 163N-101W	$3,650,000
Muzzy 15-33S-164-101	4 & 9 - 163N-101W	$2,975,000
Anton 3-4-163-101	4 & 9 - 163N-101W	$2,825,000
Megan 14-12-163-101	1 & 12 - 163N-101W	$2,800,000
Albert 16-33S	4 & 9 - 163N-101W	$2,600,000
Roberta 1-3-163-101	3 & 10 - 163N-101W	$2,250,000
Elizabeth 3-4N-163-101	28 & 33 - 164N-101W	$2,100,000
Cody 15-11-163-101	2 & 11 - 163N-101W	$2,050,000
Hagberg 2-1N-163-101	25 & 36 - 164N-101W	$1,900,000
Coplan 1-3-163-101	3 & 10 - 163N-101W	$1,800,000
Christianson Bros. 15-33N	28 & 33 - 164N-101W	$1,750,000
Myrtle 2-1-163-101	1 & 12 - 163N-101W	$1,625,000
Karen 3-2N-163-101	26 & 35 - 164N-101W	$1,600,000
Stanley 8-1E-163-102	5 & 6 - 163N-101W	$1,550,000
Dewitt State 3-16-163-101	16 & 21 - 163N-101W	$1,500,000
Adams 2-18H	6 & 7 - 163N-100W	$1,200,000
Lester 16-33N	28 & 33 - 164N-101W	$1,000,000
Gulbranson 2-1H	1 & 12 - 163N-100W	$750,000
Gulbranson 1-1H	1 & 12 - 163N-100W	$675,000
Wolter 13-9H	4 & 9 - 163N-100W	$600,000
August 4-26H	14 & 23 - 163N-101W	$425,000
Legaard 4-25H	13 & 24 - 163N -101W	$375,000
Rose 16-24HN	13 & 24 -163N-101W	$250,000
Bagley 4-30H	18 & 19 - 163N-100W	$150,000
Wolter 15-8H	5 & 8 - 163N-100W	$100,000
Wigness #5-8-1H	5 & 8 - 162N-101W	$60,000
Leininger #3-10-1H	3 & 10 - 162N-101W	$50,000
Lori Ann 4-9H	4 & 9 - 161N-101W	$5,000